Exhibit 99.1
BEFORE THE ARIZONA CORPORATION COMMISSION
COMMISSIONERS
MIKE GLEASON, Chairman
WILLIAM A. MUNDELL
JEFF HATCH-MILLER
KRISTIN K. MAYES
GARY PIERCE

IN THE MATTER OF THE APPLICATION OF ARIZONA
PUBLIC SERVICE COMPANY FOR A HEARING TO
DETERMINE THE FAIR VALUE OF THE UTILITY PROPERTY
OF THE COMPANY FOR RATEMAKING PURPOSES, TO FIX A
JUST AND REASONABLE RATE OF RETURN THEREON, TO
APPROVE RATE SCHEDULES DESIGNED TO DEVELOP SUCH
RETURN
DOCKET NO. E-01345A-08- APPLICATION

I. INTRODUCTION
     APS’s current rates and charges do not recover the cost of providing service today, let alone in the future. Consequently, they do not produce a reasonable return on the fair value of its property devoted to public service and are therefore unjust and unreasonable as a matter of law. Simms v. Round Valley Light & Power Co., 80 Ariz. 146, 294 P.2d 378 (1956); Arizona Consumers Council v. Arizona Corporation Commission, 200 Ariz. 85, 22 P. 3d 905 (App. 2001). Indeed, as the Company demonstrated in its last rate case, the rates established by Decision No. 69663 (June 28, 2007) were inadequate the day they were implemented. This is because earnings attrition continued from the end of the test period in that proceeding (September 30, 2005) through the date of Decision No. 69663 — some 21 months later — but was not recognized by such Decision in any meaningful fashion. Moreover, from September 30, 2005 through July 1, 2009, APS will have placed another $928 million (net jurisdictional investment) of facilities into service to its customers — none of which investment has been reflected in retail rates.
     Inadequate rates are not just a problem for investors or some abstract legal issue. They prevent APS from maintaining the financial strength it needs to do its job, which is to provide safe and reliable electric service to the public. Inadequate rates today also invariably lead to even higher rates to consumers in the future.
II. APS REQUEST FOR HIGHER BASE RATES
     Pursuant to A.R.S. §§40-222, 40-250, 40-251 and A.A.C. R14-2-102 and R14-2-103, Arizona Public Service Company (“APS” or “Company”) hereby files the instant Application for a permanent base rate increase in non-fuel rates of $252.6 million. The requested increase is based on adjusted test year sales and expenses for the Company’s jurisdictional electric operations during the twelve months ending September 30, 2007 (“Test Year”), and APS is requesting the increase to become effective no later than July 1, 2009. See A.A.C. R14-2-103 (B) (11).
     In addition, APS is seeking to increase its base fuel cost by $119.1 million over the level established in the Company’s last rate proceeding ($101 million over the Test Year level of fuel costs), effectively reclassifying current Power Supply Adjustor (“PSA”) revenues as base fuel revenues as called for in the Commission-approved Plan of Administration for the PSA. Although the Company’s Application herein reflects this fuel cost increase as part of the total base rate increase ($371.7 million) shown on Schedule A-1 of the Commission’s Standard Rate Case Filing Requirements (“SFR’s”), after taking into consideration the reclassification of such fuel costs to base rates, the net increase in base rates would be $265.5 million, as is also shown on Schedule A-1.1

[1]	This is composed of a $252.6 million non-fuel related increase plus a $12.9 million effective increase in fuel-related rates.

     The requested increase in non-fuel base rates includes an $86.6 million allowance for attrition caused by regulatory lag from the end of the Test Year to 2010. APS is proposing to collect up to $53 million of that attrition amount through a new “hook-up” or “impact” fee that would be applicable only to new APS customers at a new service location. Thus, if such proposal is adopted and taking also into consideration the reclassification of fuel costs from PSA rates (which APS customers are already paying) to the base fuel rate described above, the impact of the instant request on APS customer bills in 2009 will be considerably less than $265.5 million.2
III. APS RATES ARE AND WILL CONTINUE TO BE UNJUST AND
UNREASONABLE ABSENT RATE RELIEF BASED ON CONDITIONS IN
EFFECT WHEN THIS PROCEEDING IS DECIDED
     In 2008 (the first full year the rates established by Decision No. 69663 are to be in effect), APS will earn only 7.2% on equity compared to the 10.75% found reasonable by Decision No. 69663. See SFR Schedule F-1.3 Absent meaningful non-fuel rate relief in this proceeding, equity returns will fall to 6.8% next year and a paltry 6.1% the following year. Id. The returns on fair value fall even more precipitously and are confiscatory by any definition of that term. Arizona Corporation Commission v. Arizona Public Service Co., 113 Ariz. 368, 370, 555 P.2d 326, 328 (1976)(“Prospectively, the rate may well become confiscatory” if it does not allow the company a fair rate of return.).
     In this Application, APS has proposed several specific adjustments to the historical Test Year that will address the undeniable impacts of attrition — impacts that the Commission must address in this proceeding and impacts that APS can no longer endure

[2]	Assuming the Commission would authorize the full $53 million in new Impact Fees (and also that projections of new APS customers in 2010 materialize); the net change in present customer rates would be $212.5 million ($265.5 million minus $53 million).

[3]	The Commission requires these “F” Schedules in every major rate filing. Their obvious purpose is to serve as a check on the degree to which the historical test period is, in fact, a reliable “proxy” for the period rates will become effective and to the extent it is not, allow the Commission to fashion the appropriate adjustments to such test period so that the Commission can satisfy its Constitutional mandate to authorize just and reasonable rates.

if it is to avoid a chronic pattern of rate cases that invariably result in inadequate relief and a diminished capacity to face the challenges of the future in a fast-growing state such as Arizona. These adjustments include the inclusion in rate base of plant under construction at the close of the Test Year but going into service prior to July 1, 2009 (and in some instances much sooner) as well as a specific attrition pro forma.
     All of the plant referenced above will be in service within two years of the close of the Test Year. Some of it, such as the new steam generators at Palo Verde, is already in service and providing substantial benefits to APS customers. Other examples include important environmental improvements to the Cholla plant (improvements necessary to keep that plant available to APS customers) that will be complete by this summer, as well as the new Yucca generating units under construction for improved reliability in Yuma. The Commission has authorized inclusion in rate base of post-Test Year plant on numerous occasions. And, the Arizona Supreme Court has gone so far as to characterize as “entirely reasonable” the Commission’s inclusion in rate base of plant that was anticipated to be in service within two years of when rates were set (and thus far more than two years following the then test period). Arizona Community Action Ass’n v. Arizona Corporation Commission, 123 Ariz. 228, 230, 599 P.2d 184, 186 (1979). See also Arizona Corporation Commission v. Arizona Public Service Co., 113 Ariz. 368, 371, 555 P.2d 326, 329 (1976)(“It is obvious that the Commission can consider matters subsequent to the historic test year. . . . Construction projects contracted for and commenced during the historical year may certainly be considered by the Commission . . . .”); Arizona Corporation Commission v. Citizens Utilities Co., 120 Ariz. 184, 189, 584 P.2d 1175, 1180 (App. 1978)(constitutional requirements “may, at the administrative level, require the Commission to consider post test year evidence on due process grounds.”).
     After making this and other pro forma adjustment to the Test Year to reflect known and measurable changes, APS made a further adjustment to account for the remaining effects of attrition during the likely pendency of this case. Contrary to the assertion made in Decision No. 69663, significant attrition — and especially attrition that exists even prior to rates being established — is not supposed to be the normal outcome of ratemaking and cannot be “cured” simply by subsequent rate filings. Rather, attrition represents a breakdown of that ratemaking process that must be redressed by the Commission through specific regulatory actions. This was recognized in at least two prior APS rate decisions under circumstances startlingly similar to those now affecting APS. Decision No. 48139 (August 1, 1977) stated at pages 15-16: “Because this is for a historic period, the Company will never earn the rates allowed. Attrition will set in. . . . We think it is appropriate to allow a 4% attrition factor per year in the earnings of the Company.” Similarly, in Decision No. 51009 (May 29, 1980) at page 20, the Commission found that: “[T]he Commission may include a factor for attrition in determining what rates the company may be authorized to charge. . . .[B]y use of this approach, the Commission is attempting to evaluate, and compensate, for a very real phenomenon.” The Company’s proposed impact fee is intended to provide the Commission an option to collect most of this attrition without affecting current APS customers.
     By looking backwards to set rates in a time of substantial growth, with the implicit but erroneous assumption that costs and revenues will increase proportionately, the Commission’s rate setting practices necessarily prohibit the Company from realizing a fair return on its invested equity. Using a historical test year without accounting for known or reasonably anticipated attrition ensures that no rate set by the Commission will ever compensate the Company for the value of its property at the time the property is being used, as constitutionally required. Bluefield Water Works & Improvement Co. v. Public Service Commission of West Virginia, 262 U.S. 679, 690 (1923) [“Rates which are not sufficient to yield a reasonable return on the value of the property used at the time it is being used to render the service are unjust, unreasonable and confiscatory, and their enforcement deprives the public utility company of its property in violation of the Fourteenth Amendment.” (Emphasis supplied.)]
     In addition, the rate increase sought is required to enable the Company to maintain its credit ratings, attract new capital on reasonable terms, and recover its costs of service. These criteria represent both the conditions necessary for APS to provide safe and reliable service to the public and those necessary to satisfy the Commission’s obligations under both the Arizona and United States Constitutions. Id. See also Arizona Corporation Commission v. Arizona Water Co., 85 Ariz. 198, 200, 335 P.2d 412, 414 (1959)(“[I]f [the Commission] refuses to consider all the relevant factors, the fair value of the properties cannot have been determined under our Constitution.”). As it is, this increase will not permit APS to recover past earnings shortfalls or fully earn a reasonable rate of return going forward on the fair value of its assets devoted to public service. Rather, the return resulting from the APS rate request will do no more than recover the Company’s capital costs necessarily and prudently incurred in rendering adequate utility service to customers.
IV. OTHER MAJOR COMPONENTS OF THE REQUESTED
INCREASE IN BASE RATES
     There are several major components of the Company’s request. Specifically, APS is seeking that (1) the Commission recognize the higher fuel and purchased power expenses that are being incurred by the Company by increasing the base fuel rate from $.032491 per kWh to $.0366 per kWh; (2) the Commission allow APS to include in rates at cost of service the Yucca generation assets, the construction of which was specifically authorized by Decision No. 69400 (March 30, 2007), as well as other plant investments made prior to the time the rates requested in this proceeding will become effective; and (3) the Commission authorize a return of fair value rate base or otherwise account for attrition in a manner that allows APS an opportunity to earn an 11.5% return on equity after the rates established in this proceeding become effective.

      APS is further requesting:
•	changes to the Demand Side Management Adjustment Clause (“DSMAC”) to encourage and support additional cost-effective demand-side management, and also to the Transmission Cost Adjustor (“TCA”), both of which rate mechanisms were authorized by Decision No. 67744 (April 7, 2005), as described below and in the pre-filed testimony of the Company’s witnesses;

•	approval of three new conservation and demand management rate provisions to encourage the efficient use of electricity and provide APS customers with the opportunity to better manage their energy costs;

•	changes to the Environmental Improvement Surcharge (“EIS”), authorized by Decision No. 69663, to better facilitate the implementation of new APS programs to reduce the impact of Company operations on the environment;

•	continuation of its ability to defer certain costs related to its provision of net metering options, which deferral was first authorized by Decision No. 69663; and

•	changes in or cancellation of specific service and rates schedules, as well as approval of its depreciation rates, as are also described below and/or in the pre-filed testimony of the Company’s witnesses and the attached SFRs.
     In addition to these and the changes to the EIS, TCA and DSMAC discussed above, APS is proposing several new rate programs or modifications of existing rates to allow participating customers to better manage their energy costs and provide long-term benefits to the Company and its customers. These include a new residential time-of-use (“TOU”) option that reflects a “super peak” period of 3-6 p.m. during July, August and September — the three hottest months of the year — as well as a conservation tier to the Company’s most popular residential non-TOU rate. APS is also proposing, in response to a Commission initiative in Decision No. 69663, a “critical peak pricing” (“CPP”) program for commercial, industrial and other non-residential customers. This program will provide incentives for participating customers to shed significant electric load when called upon by APS for the top 90 hours of system demand during the year. APS’s existing TOU programs are already the most successful in the country both in terms of number of participants and percentage of customers participating, while the CPP proposal would be the first implemented by a Commission-regulated utility.
* * * * * *
     In support of this Application, the Company respectfully states as follows:
1. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Arizona. Its principal place of business is 400 North Fifth Street, Phoenix, Arizona 85004.
2 The Company is a public service corporation engaged in the generation, transmission and distribution of electricity for sale in Arizona. In conducting such business, the Company operates an interconnected and integrated electric utility system.
3. All communications and correspondence concerning this Application, as well as communications and pleadings with respect thereto, should be served upon the following:
Thomas L. Mumaw (thomas.mumaw@pinnaclewest.com)
Meghan H. Grabel (meghan.grabel@pinnaclewest.com)
Pinnacle West Capital Corporation Law Department
P.O. Box 53999
Phoenix, Arizona 85072-3999
William J. Maledon (wmaledon@omlaw.com)
Osborn Maledon P.A.
2929 North Central
Phoenix, Arizona 85067-6379
Robert Metli (rmetli@swlaw.com)
Snell & Wilmer L.L.P.
400 East Van Buren
Phoenix, Arizona 85004-2202
Attorneys for Arizona Public Service Company

And also;
Barbara Klemstine (barbara.klemstine@aps.com)
Zachary Fryer (zachary.fryer@aps.com)
Susan Casady (susan.casady@aps.com)
PO Box 53999
Mail Station 9708
Phoenix, Arizona 85072-3999
4. This Commission has jurisdiction to conduct public hearings to determine the fair value of the property of a public service corporation, to fix a just and reasonable rate of return thereon, and thereafter, to approve rate schedules designed to develop such return. Further, the Commission has jurisdiction to establish the practices and procedures to govern the conduct of such hearings, including, but not limited to, such matters as notice, intervention, filing, service, exhibits, discovery and other prehearing and post-hearing matters.
5. Accompanying this Application are all the relevant SFRs and rate design schedules described in A.A.C. R14-2-1034 and the direct testimony and attachments of the following witnesses:
•	Donald E. Brandt

•	Dr. William E. Avera

•	Daniel A. Kearns

•	Peter M. Ewen

•	Jason C. LaBenz

•	Dr. Ronald E. White

•	Patrick Dinkel

•	David J. Rumolo

•	David K. Pickles

•	Gregory A. DeLizio

•	Charles A. Miesner
6. The Company respectfully requests that this Commission set a date for a hearing on this Application such that new rates for the Company will become effective no later than July 1, 2009. At the hearing conducted pursuant to this rate request, APS will establish and hereby alleges that:

[4]	This Application does not include SFR Schedule E-6 because such schedule applies only to a “combination utility” within the meaning of A.A.C. R14-2-103(A)(3)(q), which does not include APS.

(a)	APS’s current rates and charges do not permit the Company to earn a fair return on the fair value of its assets devoted to public service and are therefore no longer just and reasonable.

(b)	The requested increase is the minimum amount necessary to allow the Company an opportunity to earn a fair return on the fair value of its assets devoted to public service, for preservation of the Company’s financial integrity and for the attraction of new capital investment on reasonable terms.

(c)	The Company requires additional permanent non-fuel base revenue of at least $252.6 million based on annualized test period sales in order to continue to provide, both now and in the future, adequate and reliable electric service to its customers as required by law.

(d)	APS should update its Base Fuel Rate to $.0366 per kWh, thus increasing base rate fuel revenues by $119.1 million.

(e)	APS prudently acquired the Yucca Units, and such Units are used and useful.

(f)	The DSMAC approved by Decision No. 67744 should be retained but modified as set forth below and in the Company’s testimony and exhibits:
i.	the mechanism should recover DSM costs for approved programs in excess of the $10 million allowance in base rates on a prospective basis;

ii.	alternatively, if recovery of only historically incurred costs (including incentives) is retained, APS should be permitted to earn its full authorized cost of capital on such cost deferrals;

iii.	the 10% of savings incentive for successful DSM programs should be retained at this time, but the cap on APS’s share of such savings should be removed; and,
iv.	the DSMAC should recover, on a retrospective basis, incurred losses in margins (unrecovered fixed costs) attributable to Commission-approved DSM programs.
(g)	The EIS approved by Decision No. 69663 should be modified to allow for the timely recovery of environmental costs incurred by the Company.

(h)	The Company’s FERC-approved transmission rates should be directly reflected in rates to retail customers without specific Commission action through the TCA.
7. In addition to setting a hearing date, APS asks that the Commission issue a procedural order setting forth the prescribed notice for the Application, establishing procedures for intervention, and providing for appropriate discovery. In this last regard, APS requests that to expedite such discovery, the Company should be authorized to serve all pleadings, testimony, discovery requests, answers and objections electronically. Hard copy service would remain available to parties upon request or if the confidential nature of the information makes the use of electronic service impractical.
* * * * * *
     WHEREFORE, THE COMPANY RESPECTFULLY REQUESTS that the Commission:
A.	issue a procedural order establishing a date or dates for the filing of testimony and the hearing of evidence concerning the Application and also prescribing the time and form of notice to APS customers;

B.	issue a final order granting the Company the permanent base rate increase sought herein;

C.	modify the DSMAC, TCA and EIS as requested herein;

D.	issue a final order approving the new or modified rate and service schedules included with the Company’s Application, as well as the freezing and/or cancellation of certain schedules, all with an effective date no later than July 1, 2009;

E.	issue a final order authorizing APS’s proposed depreciation and present amortization rates and classifications;

F.	issue an order continuing the Company’s ability pursuant to Decision No. 69663 to defer certain costs related to the provision of net metering services; and,

G.	grant the Company such other relief as the Commission deems just and proper.
     RESPECTFULLY SUBMITTED this 24th day of March 2008.

PINNACLE WEST CAPITAL CORP. Law Department
/s/ Thomas L. Mumaw
Thomas L. Mumaw
Meghan H. Grabel

Attorneys for Arizona Public Service Company
ORIGINAL AND 15 COPIES OF THE FOREGOING
filed this 24th day of March 2008 with:
Docket Control
Arizona Corporation Commission
1200 West Washington
PHOENIX, AZ 85007

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF INCREASE IN GROSS REVENUE REQUIREMENTS
ACC JURISDICTION
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line		Electric						Line
No.	Description	Original Cost		RCND		Fair Value		No.
1.	Adjusted Rate Base	$5,331,389	(a)	$9,856,749	(a)	$7,594,069		1.
2.	Adjusted Operating Income	247,491	(b)	247,491	(b)	247,491	(b)	2.
3.	Current Rate of Return	4.64%		2.51%		3.26%		3.
4.	Required Operating Income	472,894		472,894		472,894		4.
5.	Required Rate of Return	8.87%		4.80%		6.23%		5.
6.	Adjusted Operating Income Deficiency	225,403		225,403		225,403		6.
7.	Gross Revenue Conversion Factor	1.6491	(c)	1.6491	(c)	1.6491	(c)	7.

8.	Requested Increase in Base Revenue Requirements	$371,712		$371,712		$371,712		8.

		Projected			Total Projected
		Revenue Increase			Revenue Increase	% Increase
	Customer Classification	Due to Rates		% Increase	Net of PSA	Net of PSA
9.	Residential	210,698		15.49%	160,531	11.80%	9.
10.	General Service	154,609		12.54%	100,392	8.14%	10.
11.	Irrigation	1,613		6.48%	394	1.58%	11.
12.	Outdoor Lighting	3,368		19.46%	2,896	16.73%	12.
13.	Dusk-to-Dawn	1,424		19.40%	1,328	18.10%	13.

14.	Total	$371,712		14.07%*	$265,541	10.05%*	14.

15.	Total Sales to Ultimate Retail Customers	$2,642,483	(d)				15.

Notes

*	The $371.7M revenue increase requested above for base rates includes $119.1M due to the Company’s request to increase the base fuel rate from 3.25¢/kWh (as authorized in Decision No. 69663) to 3.66¢/kWh. $106.2M of the increase associated with the base fuel increase would have been charged to customers under the provisions of the PSA. Therefore the effective increase to customer rates net of the reduced PSA charges is actually 10.05% or $265.5M. This increase could be further reduced by as much as 2% if the proposed Impact Fee is approved to recover a portion of the proposed attrition proforma.

Supporting Schedules	Recap Schedules:
(a) B-1	N/A
(b) C-1, page 2 of 2
(c) C-3
(d) H-1
Schedule A-1

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY RESULTS OF OPERATIONS
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		Prior Years		Test Year		Projected Years
Line		Year Ended	Year Ended	Actual	Adjusted	Present Rates	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates	Line
No.	Description	12/31/2005 (a)	12/31/2006 (a)	09/30/2007 (a)	09/30/2007 (b)	12/31/2007 (c)	12/31/2008 (c)	12/31/2009 (c)	12/31/2010 (c)	12/31/2009 (c)	12/31/2010 (c)	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
1.	Gross Revenues	$2,270,793	$2,658,513	$2,883,189	$2,807,163	$2,936,277	$3,124,146	$3,225,896	$3,380,901	$3,368,050	$3,665,311	1.
2.	Revenue Deductions & Operating Expenses	1,889,180	2,260,571	2,442,462	2,521,921	2,510,282	2,705,940	2,787,844	2,925,506	2,837,447	3,040,605	2.

3.	Operating Income	381,613	397,942	440,727	285,242	425,995	418,206	438,052	455,395	530,603	624,706	3.

4.	Other Income and (Deductions) *	(69,171)	27,584	20,986	20,986	20,870	11,633	9,779	6,446	10,064	7,016	4.
5.	Interest Expense	141,963	155,796	165,189	165,189	162,925	170,991	185,209	203,816	182,448	191,861	5.

6.	Net Income	$170,479	$269,730	$296,524	$141,039	$283,940	$258,848	$262,622	$258,025	$358,219	$439,861	6.

7.	Earned Per Average Common Share **	$2.39	$3.78	$4.16	$1.98	N/A	N/A	N/A	N/A	N/A	N/A	7.
8.	Dividends Per Common Share **	$2.39	$2.39	$2.39	$2.39	N/A	N/A	N/A	N/A	N/A	N/A	8.
9.	Payout Ratio **	99.7%	63.0%	57.3%	120.5%	N/A	N/A	N/A	N/A	N/A	N/A	9.

10.	Return on Average Invested Capital	6.2%	7.4%	7.7%	5.2%	7.4%	6.7%	6.4%	6.1%	7.7%	8.2%	10.
11.	Return on Year End Capital	5.8%	7.1%	7.4%	4.9%	7.1%	6.4%	6.1%	5.8%	7.3%	7.9%	11.

12.	Return on Average Common Equity	6.6%	8.7%	9.2%	4.4%	8.7%	7.2%	6.8%	6.1%	9.1%	9.9%	12.
13.	Return on Year End Common Equity	5.7%	8.4%	8.8%	4.2%	8.5%	6.8%	6.7%	6.1%	9.0%	9.7%	13.

14.	Times Bond Interest Earned-	2.5	3.2	3.2	2.4	3.1	2.9	2.8	2.7	3.6	4.1	14.
	Before Income Taxes

15.	Times Total Interest & Preferred Dividends Earned-	2.0	2.4	2.5	1.7	2.4	2.2	2.2	2.1	2.6	2.9	15.
	After Income Taxes

Notes

*	2005 Other Income and (Deductions) includes regulatory disallowance on PWEC Units.

**	Optional for projected years. Lines 7 and 8 are calculated using the common stock shares of Arizona Public Service Company, as indicated by the SFRs. APS’s common stock shares have remained constant at $71.3 million, even though Pinnacle West has increased its equity investment in APS, and all APS shares are wholly owned by Pinnacle West Capital Corp. Pinnacle West’s common stock is publicly held and the PNW share count is more indicative of the increasing equity investment needed to support APS’s investment to serve its customers. APS’s earnings per share of Pinnacle West diluted common stock outstanding were $1.76, $2.70, $2.95, $1.40 for 2005, 2006, test year ended 9/30/2007, and adjusted test year ended 9/30/2007, respectively. APS’s dividends per share of Pinnacle West diluted common stock outstanding was $1.76, $1.70, $1.69, $1.69 for 2005, 2006, test year ended 9/30/2007, and adjusted test year ended 9/30/2007, respectively.

Supporting Schedules:	Recap Schedules:
(a) E-2	N/A
(b) C-1
(c) F-1
Schedule A-2

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF CAPITAL STRUCTURE
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

				Actual	Projected Years (b)
		Prior Years (a)		Test Year (a)	Present Rates	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2005	12/31/2006	09/30/2007	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
1.	Short-Term Debt *	$—	$—	$—	$—	$—	$—	$—	$—	$—	1.

2.	Long-Term Debt (with Cur Maturities) **	2,574,474	2,888,327	2,887,083	2,886,498	3,184,771	3,563,045	3,784,643	3,483,045	3,531,780	2.

3.	TOTAL DEBT	2,574,474	2,888,327	2,887,083	2,886,498	3,184,771	3,563,045	3,784,643	3,483,045	3,531,780	3.

4.	Preferred Stock	—	—	—	—	—	—	—	—	—	4.

5.	Common Equity	2,985,225	3,207,473	3,383,299	3,351,441	3,812,868	3,897,945	4,241,714	3,993,548	4,519,164	5.

6.	Total Capital	$5,559,699	$6,095,800	$6,270,382	$6,237,939	$6,997,639	$7,460,990	$8,026,357	$7,476,593	$8,050,944	6.

	Capitalization Ratios:

7.	Short-term Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.

8.	Long-Term Debt	46.31%	47.38%	46.04%	46.27%	45.51%	47.76%	47.15%	46.59%	43.87%	8.

9.	TOTAL DEBT	46.31%	47.38%	46.04%	46.27%	45.51%	47.76%	47.15%	46.59%	43.87%	9.

10.	Preferred Stock	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.

11.	Common Equity	53.69%	52.62%	53.96%	53.73%	54.49%	52.24%	52.85%	53.41%	56.13%	11.

		100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

12.	Weighted Cost of Short-Term Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	12.

13.	Weighted Cost of Long-Term Debt	2.58%	2.73%	2.66%	2.65%	2.59%	2.77%	2.78%	2.69%	2.56%	13.

14.	Weighted Cost of Senior Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	14.

Note:

*	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 9/30/2007, actual short-term debt was $150.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 2.33% of the total capitalization.

**	Debt balances exclude unamortized discounts/premiums.

Supporting Schedules:	Recap Schedules:
(a) E-1	N/A
(b) D-1
Schedule A-3

ARIZONA PUBLIC SERVICE COMPANY
CONSTRUCTION EXPENDITURES, NET PLANT PLACED IN SERVICE AND GROSS UTILITY PLANT IN SERVICE
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line		Construction	Net Plant Placed	Gross Utility	Line
No.	Year	Expenditures (a)*	In Service**	Plant in Service (b)***	No.
		(A)	(B)	(C)
1.	Year Ended 2005	$808,151	$1,583,156	$10,948,129	1.

2.	Year Ended 2006	659,628	450,320	11,398,449	2.

3.	Test Year Ended 09/30/2007	860,620	492,703	11,797,261	3.

4.	Projected Year - Year Ended 12/31/2007	896,631	527,276	11,925,725	4.

5.	Projected Year - Year Ended 12/31/2008	1,004,130	775,379	12,701,104	5.

6.	Projected Year - Year Ended 12/31/2009	1,065,139	982,478	13,683,582	6.

7.	Projected Year - Year Ended 12/31/2010	949,694	693,130	14,376,712	7.

Notes:

*	Includes nuclear fuel in all years and Sundance purchase in 2005.

**	Includes former PWEC Units and Sundance gross plant in 2005.

***	Includes former PWEC Units and Sundance in gross plant starting in 2005.

Supporting Schedules:	Recap Schedules:
(a) F-3	N/A
(b) E-5
Schedule A-4

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY CHANGES IN FINANCIAL POSITION
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

				Actual	Projected Years (b)
		Prior Years (a)		Test Year (a)	Present Rates	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2005	12/31/2006	09/30/2007	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
	Sources of Funds:
1.	Operations	$721,890	$393,713	$669,239	$783,790	$702,535	$760,851	$682,493	$841,621	$855,096	1.

2.	Outside Financing	(76,390)	352,215	(62,652)	85,962	287,780	342,538	304,949	261,768	132,346	2.

3.	Total Funds Provided	$645,500	$745,928	$606,587	$869,752	$990,315	$1,103,389	$987,442	$1,103,389	$987,442	3.

	Application of Funds:
4.	Capital Expenditures *	$794,903	$648,743	$858,519	$899,122	$1,006,552	$1,067,878	$952,685	$1,067,878	$952,685	4.

5.	Other	(149,761)	65,248	(171,649)	350	35,913	35,511	34,757	35,511	34,757	5.

6.	Total Funds Applied	$645,142	$713,991	$686,870	$899,472	$1,042,465	$1,103,389	$987,442	$1,103,389	$987,442	6.

Notes:

*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
(a) E-3	N/A
(b) F-2
Schedule A-5

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF ORIGINAL COST AND RCND RATE BASE ELEMENTS
TOTAL COMPANY AND ACC JURISDICTION
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		Original Cost
		Total Company			ACC
Line		Unadjusted		Adjusted	Unadjusted		Adjusted		Line
No.	Description	Test Year (a)	Pro Forma (a)	Test Year (a)	Test Year (a)	Pro Forma (a)	Test Year (a)		No.
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross utility plant in service	$11,797,261	$385,382	$12,182,643	$10,237,794	$376,900	$10,614,694		1.
2.	Less: Accumulated depreciation & amortization	4,578,586	(43,668)	4,534,918	4,043,433	(42,907)	4,000,526		2.

3.	Net utility plant in service	7,218,675	429,050	7,647,725	6,194,361	419,807	6,614,168		3.

	Deductions:
4.	Deferred income taxes	1,205,593	(1,114)	1,204,479	1,007,352	(1,095)	1,006,257		4.
5.	Investment tax credits	484	—	484	476	—	476		5.
6.	Customer advances for construction (c)	85,672	—	85,672	85,672	—	85,672		6.
7.	Customer deposits (c)	68,987	—	68,987	68,987	—	68,987		7.
8.	Pension and other postretirement liabilities	472,971	—	472,971	446,210	—	446,210		8.
9.	Liability for asset retirement (c)	277,378	—	277,378	270,860	—	270,860		9.
10.	Other deferred credits	155,054	—	155,054	150,149	—	150,149		10.
11.	Unamortized gain-sale of utility plant (c)	37,750	—	37,750	37,092	—	37,092		11.
12.	Regulatory liabilities	249,416	—	249,416	242,770	—	242,770		12.

13.	Total deductions	2,553,305	(1,114)	2,552,191	2,309,568	(1,095)	2,308,473		13.

	Additions:
14.	Regulatory assets	470,429	—	470,429	442,827	—	442,827		14.
15.	Other deferred debits	64,543	—	64,543	61,168	—	61,168		15.
16.	Decommissioning trust accounts (c)	375,898	—	375,898	367,064	—	367,064		16.
17.	Allowance for working capital (d)	164,753	—	164,753	154,635	—	154,635		17.

18.	Total additions	1,075,623	—	1,075,623	1,025,694	—	1,025,694		18.

19.	Total rate base	$5,740,993	$430,164	$6,171,157	$4,910,487	$420,902	$5,331,389	(e)	19.

Supporting Schedules:	Recap Schedules:
(a) B-2	(e) A-1
(b) B-3
(c) E-1
(d) B-5
Schedule B-1

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF ORIGINAL COST AND RCND RATE BASE ELEMENTS
TOTAL COMPANY AND ACC JURISDICTION
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

				RCND
			Total Company			ACC
Line		Unadjusted		Adjusted	Unadjusted		Adjusted		Line
No.	Description	Test Year (b)	Pro Forma (b)	Test Year (b)	Test Year (b)	Pro Forma (b)	Test Year (b)		No.
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross utility plant in service	$20,622,830	$348,455	$20,971,285	$17,896,719	$340,617	$18,237,336		1.
2.	Less: Accumulated depreciation & amortization	8,270,232	(80,595)	8,189,637	7,176,998	(79,190)	7,097,808		2.

3.	Net utility plant in service	12,352,598	429,050	12,781,648	10,719,721	419,807	11,139,528		3.

	Deductions:
4.	Deferred income taxes	1,205,593	(1,114)	1,204,479	1,007,352	(1,095)	1,006,257		4.
5.	Investment tax credits	484	—	484	476	—	476		5.
6.	Customer advances for construction (c)	85,672	—	85,672	85,672	—	85,672		6.
7.	Customer deposits (c)	68,987	—	68,987	68,987	—	68,987		7.
8.	Pension and other postretirement liabilities	472,971	—	472,971	446,210	—	446,210		8.
9.	Liability for asset retirement (c)	277,378	—	277,378	270,860	—	270,860		9.
10.	Other deferred credits	155,054	—	155,054	150,149	—	150,149		10.
11.	Unamortized gain-sale of utility plant (c)	37,750	—	37,750	37,092	—	37,092		11.
12.	Regulatory liabilities	249,416	—	249,416	242,770	—	242,770		12.

13.	Total Deductions	2,553,305	(1,114)	2,552,191	2,309,568	(1,095)	2,308,473		13.

	Additions:
14.	Regulatory assets	470,429	—	470,429	442,827	—	442,827		14.
15.	Other deferred debits	64,543	—	64,543	61,168	—	61,168		15.
16.	Decommissioning trust accounts (c)	375,898	—	375,898	367,064	—	367,064		16.
17.	Allowance for working capital (d)	164,753	—	164,753	154,635	—	154,635		17.

18.	Total Additions	1,075,623	—	1,075,623	1,025,694	—	1,025,694		18.

19.	Total Rate Base	$10,874,916	$430,164	$11,305,080	$9,435,847	$420,902	$9,856,749	(e)	19.

Recap Schedules:
Supporting Schedules:	(e) A-1
(a) B-2
(b) B-3
(c) E-1
(d) B-5
Schedule B-1

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(1)		(2)		(3)
		Actual at End of		Palo Verde Unit 3		Cholla Generating Station
		Test Year 09/30/2007		Steam Generator		Environmental Projects
Line		(a)
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross Utility Plant in Service	$11,797,261	$10,237,794	$47,684	$46,853	$55,698	$54,727

2.	Less: Accumulated Depreciation & Amort.	4,578,586	4,043,433	(38,675)	(38,001)	(2,501)	(2,457)

3	Net Utility Plant in Service	7,218,675	6,194,361	86,359	84,854	58,199	57,184

4.	Less: Total Deductions	2,553,305	2,309,568	—	—	—	—

5.	Total Additions	1,075,623	1,025,694	—	—	—	—

6.	Total Rate Base	$5,740,993	$4,910,487	$86,359	$84,854	$58,199	$57,184

	WITNESS:			KEARNS		KEARNS

(1)	Test Year Total Deductions and Total Additions are shown on Schedule B-1.

(2)	Adjustment to Test Year rate base to include the replacement of the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor. The equipment was placed into service on 01/19/2008.

(3)	Adjustment to Test Year rate base to include Cholla Generating Station Environmental Capital Projects projected to close to plant in service by May 2008. This is net of contributions received under the Environmental Improvement Surcharge.

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(4)		(5)		(6)
				Post Test Year		West Phoenix Unit 4
Line		Yucca Units 5 and 6		Plant Additions		Regulatory Disallowance
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
1.	Gross Utility Plant in Service	$76,215	$74,887	$219,618	$214,025	$(13,833)	$(13,592)

2.	Less: Accumulated Depreciation & Amort.	—	—	—	—	(2,492)	(2,449)

3.	Net Utility Plant in Service	76,215	74,887	219,618	214,025	(11,341)	(11,143)

4.	Less: Total Deductions	—	—	—	—	(1,114)	(1,095)

5.	Total Additions	—	—	—	—	—	—

6.	Total Rate Base	$76,215	$74,887	$219,618	$214,025	$(10,227)	$(10,048)

	WITNESS:	KEARNS		KEARNS		LA BENZ

(4)	Adjustment to Test Year rate base to include the cost of construction for Yucca Units 5 & 6. These units are scheduled to be placed into service during the summer of 2008.

(5)	Adjustment to Test Year rate base to include Post Test Year Plant Additions for generation, distribution and other projects with an estimated cost of more than $10,000 for each project with an estimated in service date prior to 07/01/2009.

(6)	Adjustment to reduce Test Year rate base for the regulatory disallowance for West Phoenix Unit 4 as required in Decision Nos. 67744 and 69663.

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(7)		(8)
		Total Original Cost Rate Base		Adjusted at End of
		Pro Forma Adjustments		Test Year 09/30/2007
Line		(b)	(b)	(b)	(b)
No.	Description	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)
1.	Gross Utility Plant in Service	$385,382	$376,900	$12,182,643	$10,614,694

2.	Less: Accumulated Depreciation & Amort	(43,668)	(42,907)	4,534,918	4,000,526

3.	Net Utility Plant in Service	429,050	419,807	7,647,725	6,614,168

4.	Less: Total Deductions	(1,114)	(1,095)	2,552,191	2,308,473

5.	Total Additions	—	—	1,075,623	1,025,694

6.	Total Rate Base	$430,164	$420,902	$6,171,157	$5,331,389

	WITNESS:

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						(3)
		(1)		(2)		Cholla Generating
		Actual at End of		Palo Verde Unit 3		Station
		Test Year 09/30/2007		Steam Generator		Environmental Projects
Line		(a)
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross Utility Plant in Service	$20,622,830	$17,896,719	$10,757	$10,570	$55,698	$54,727

2.	Less: Accumulated Depreciation & Amort.	8,270,232	7,176,998	(75,602)	(74,284)	(2,501)	(2,457)

3.	Net Utility Plant in Service	12,352,598	10,719,721	86,359	84,854	58,199	57,184

4.	Less: Total Deductions	2,553,305	2,309,568	—	—	—	—

5.	Total Additions	1,075,623	1,025,694	—	—	—	—

6.	Total Rate Base	$10,874,916	$9,435,847	$86,359	$84,854	$58,199	$57,184

(1)	Test Year Total Deductions and Total Additions are shown on Schedule B-1.

(2)	Adjustment to Test Year rate base to include the replacement of the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor. The equipment was placed into service on 01/19/2008.

(3)	Adjustment to Test Year rate base to include Cholla Generating Station Environmental Capital Projects projected to close to plant in service by May 2008. This is net of contributions received under the Environmental Improvement Surcharge.

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						(6)
				(5)		West Phoenix
		(4)		Post Test Year		Unit 4 Regulatory
Line		Yucca Units 5 and 6		Plant Additions		Disallowance
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
1.	Gross Utility Plant in Service	$76,215	$74,887	$219,618	$214,025	$(13,833)	$(13,592)

2.	Less: Accumulated Depreciation & Amort.	—	—	—	—	(2,492)	2,449)

3.	Net Utility Plant in Service	76,215	74,887	219,618	214,025	(11,341)	(11,143)

4.	Less: Total Deductions	—	—	—	—	(1,114)	(1,095)

5.	Total Additions	—	—	—	—	—	—

6.	Total Rate Base	$76,215	$74,887	$219,618	$214,025	$(10,227)	$(10,048)

(4)	Adjustment to Test Year rate base to include the cost of construction for Yucca Units 5 & 6. These units are scheduled to be placed into service during the summer of 2008.

(5)	Adjustment to Test Year rate base to include Post Test Year Plant Additions for generation, distribution and other projects with an estimated cost of more than $10,000 for each project with an estimated in service date prior to 07/01/2009.

(6)	Adjustment to reduce Test Year rate base for the regulatory disallowance for West Phoenix Unit 4 as required in Decision Nos. 67744 and 69663.

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(7)		(8)
		Total RCND Cost Rate Base		Adjusted at End of
		Pro Forma Adjustments		Test Year 09/30/2007
Line		(b)	(b)	(b)	(b)
No.	Description	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)
1.	Gross Utility Plant in Service	$348,455	$340,617	$20,971,285	$18,237,336

2.	Less: Accumulated Depreciation & Amort.	(80,595)	(79,190)	8,189,637	7,097,808

3	Net Utility Plant in Service	429,050	419,807	12,781,648	11,139,528

4.	Less: Total Deductions	(1,114)	(1,095)	2,552,191	2,308,473

5.	Total Additions	—	—	1,075,623	1,025,694

6.	Total Rate Base	$430,164	$420,902	$11,305,080	$9,856,749

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND BY MAJOR PLANT ACCOUNTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line		PLANT			Condition		Line
No.	Function	ACCOUNT	DESCRIPTION	RCN	Percent	RCND	No.
				(A)	(B)	(C)
1.	INTANGIBLES	301	Organization	$—	0.00%	$—	1.
2.		302	Franchises and consents	3,319	82.46%	2,737	2.
3.		303	Miscellaneous intangible plant	342,572	28.57%	97,873	3.

4.			SUBTOTAL	345,891		100,610	4.

5.	PRODUCTION	310	Land and Land Rights	3,306	100.00%	3,306	5.
6.		310	Limit Term Land Rights	64	73.00%	47	6.
7.		311	Structures and improvements	291,246	44.53%	129,692	7.
8.		312	Boiler plant equipment	2,102,770	37.56%	789,800	8.
9.		314	Turbogenerator units	649,825	47.45%	308,342	9.
10.		315	Accessory electric equipment	494,640	38.38%	189,843	10.
11.		316	Miscellaneous power plant equip.	125,424	54.14%	67,905	11.
12.		320	Land and land rights	3,501	100.00%	3,501	12.
13.		321	Structures and improvements	1,104,029	48.99%	540,864	13.
14.		322	Reactor plant equipment	1,772,973	50.79%	900,493	14.
15.		323	Turbogenerator units	603,658	50.20%	303,036	15.
16.		324	Accessory electric equipment	648,691	43.64%	283,089	16.
17.		325	Misc power plant equip	233,487	48.83%	114,012	17.
18.		330	Limit Term Land Rights	—	0.00%	—	18.
19.		331	Structures and improvements	—	0.00%	—	19.
20.		332	Reservoirs, dams, and waterways	—	0.00%	—	20.
21.		333	Water wheels, turbines and generators	—	0.00%	—	21.
22.		334	Accessory electric equipment	—	0.00%	—	22.
23.		335	Miscellaneous power plant equip.	—	0.00%	—	23.
24.		336	Roads, railroads and bridges	—	0.00%	—	24.
25.		340	Land and land rights	910	100.00%	910	25.
26.		341	Structures and improvements	81,295	73.10%	59,427	26.
27.		342	Fuel holders, products, and accessories	63,641	62.35%	39,680	27.
28.		343	Prime movers	778,007	71.43%	555,730	28.
29.		344	Generators	656,533	80.88%	531,004	29.
30.		345	Accessory electric equipment	139,602	68.48%	95,599	30.
31.		346	Miscellaneous power plant equip.	14,581	49.65%	7,239	31.

32.			SUBTOTAL	9,768,183		4,923,519	32.

33.	TRANSMISSION	350	Land and land rights	57,401	100.00%	57,401	33.
34.		350	Limit Term Land Rights	21,648	60.25%	13,043	34.
35.		352	Structures and improvements	66,875	55.74%	37,276	35.
36.		353	Station equipment	1,243,701	74.70%	929,045	36.
37.		354	Towers and fixtures	332,094	36.93%	122,642	37.
38.		355	Poles and fixtures	446,804	72.10%	322,146	38.
39.		356	Overhead conductors and devices	944,255	66.21%	625,191	39.
40.		357	Underground conduit	34,384	69.42%	23,869	40.
41.		358	Underground conductors and devices	56,909	60.07%	34,185	41.

42.			SUBTOTAL	3,204,071		2,164,798	42.

43.	DISTRIBUTION	360	Land and land rights	42,264	100.00%	42,264	43.
44.		360	Limit Term Land Rights	2,276	63.05%	1,435	44.
45.		361	Structures and improvements	65,935	62.92%	41,486	45.
46.		362	Station equipment	547,331	81.89%	448,209	46.
47.		364	Poles, towers, and fixtures	699,587	73.83%	516,505	47.
48.		365	Overhead conductors and devices	542,487	83.01%	450,318	48.
49.		366	Underground conduit	800,268	91.93%	735,686	49.
50.		367	Underground conductors and devices	1,915,737	69.90%	1,339,100	50.
51.		368	Line transformers	1,128,736	55.54%	626,900	51.
52.		369	Services	400,536	57.49%	230,268	52.
53.		370	Meters	252,157	81.71%	206,037	53.
54.		371	Installations on customers’ premises	76,878	83.07%	63,863	54.
55.		373	Street lighting and signal systems	135,557	51.80%	70,219	55.

56.			SUBTOTAL	6,609,749		4,772,290	56.
Schedule B-4

ARIZONA PUBLIC SERVICE COMPANY
RCND BY MAJOR PLANT ACCOUNTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line		PLANT			Condition		Line
No.	Function	ACCOUNT	DESCRIPTION	RCN	Percent	RCND	No.
				(A)	(B)	(C)
57.	GENERAL	389	Land and land rights	10,890	100.00%	10,890	57.
58.		390	Structures and improvements	238,580	56.82%	135,561	58.
59.		390	Structures and improvements — Lease	123	49.25%	61	59.
60.		391	Office furniture and equipment	159,780	53.21%	85,019	60.
61.		391	Capitalized Lease-Computer Equipment	1,274	75.02%	956	61.
62.		392	Transportation equipment	29,473	25.22%	7,433	62.
63.		392	Capitalized Lease-Transportation Equip.	8,607	52.10%	4,484	63.
64.		393	Stores equipment	6,179	9.40%	581	64.
65.		394	Tools, shop and garage equipment	27,408	62.84%	17,223	65.
66.		395	Laboratory equipment	3,725	53.04%	1,976	66.
67.		396	Power operated equipment	26,210	25.38%	6,652	67.
68.		397	Communication equipment	170,133	68.81%	117,069	68.
69.		398	Miscellaneous equipment	12,554	27.68%	3,475	69.

70.			SUBTOTAL	694,936		391,380	70.

71.		TOTAL PLANT (a)		$20,622,830		$12,352,598	71.

Supporting Schedules:	Recap Schedules:
RCND Study	(a) B-3
Schedule B-4

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF RCND RATE BASE ELEMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

			Total *		All
Line			Company		Other	SCE		Line
No.		Description	(B + C)	ACC	(D + E)	500KV	Other	No.
			(A)	(B)	(C)	(D)	(E)
1.	A.	ORIGINAL COST:						1.
2.		Gross Utility Plant in Service	$11,797,261	$10,237,794	$1,559,467	$48,562	$1,510,905	2.
3.		Accumulated Depreciation & Amortization	4,578,586	4,043,433	535,153	57,410	477,743	3.

4.		Net Utility Plant in Service	7,218,675	6,194,361	1,024,314	(8,848)	1,033,162	4.

5.	B.	RCND:						5.
6.		Reproduction Cost New	20,622,830	17,896,719	2,726,111	271,662	2,454,449	6.
7.		Accumulated Depreciation	8,270,232	7,176,998	1,093,234	340,839	752,395	7.

8.		Total RCND Plant in Service at 09/30/2007 from B-4	$12,352,598	10,719,721	1,632,877	(69,177)	1,702,054	8.

9.		Deductions:						9.
10.		Deferred Taxes	1,205,593	1,007,352	198,241	—	198,241	10.
11.		Investment Tax Credits	484	476	8	—	8	11.

12.		Total Deferred Taxes and ITC	1,206,077	1,007,828	198,249	—	198,249	12.

13.		Customer Advances for Construction	85,672	85,672	—	—	—	13.
14.		Customer Deposits	68,987	68,987	—	—	—	14.
15.		Pension Liability	472,971	446,210	26,761	—	26,761	15.
16.		Liability for Asset Retirement	277,378	270,860	6,518	—	6,518	16.
17.		Other Deferred Credits	155,054	150,149	4,905	—	4,905	17.
18.		Deferred Gains for Sale of Util. Plant	37,750	37,092	658	—	658	18.

19.		Total Deductions	2,303,889	2,066,798	237,091	—	237,091	19.

20.		Additions:						20.
21.		Regulatory Assets/Liabilities Net	221,013	200,057	20,956	—	20,956	21.
22.		Miscellaneous Deferred Debits	64,543	61,168	3,375	—	3,375	22.
23.		Depreciation Fund — Decommissioning	375,898	367,064	8,834	—	8,834	23.
24.		Allowance for Working Capital	164,753	154,635	10,118	—	10,118	24.

25.		Total Additions	826,207	782,924	43,283	—	43,283	25.

26.		Total RCND Rate Base Before Proforma Adj.	10,874,916	9,435,847	1,439,069	(69,177)	1,508,246	26.

27.		Proforma Adjustments	430,164	420,902	9,262	69,177	(59,915)	27.

28.		Total RCND Rate Base	$11,305,080	$9,856,749	$1,448,331	$—	$1,448,331	28.

Supporting Schedules:	Recap Schedules:
For Lines 2, 3, 9-23, Col. (A): See Schedule B-1, Column (A).	N/A
For Lines 2, 3, 9-23, Col. (B): See Schedule B-1, Column (B).
For Line 6, Col. (A): See Schedule B-4, Column (A) page 2 of 2.
For Line 8, Col. (A): See Schedule B-4, Column (C) page 2 of 2.

* - Includes SCE 500KV
Schedule B-4a

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF WORKING CAPITAL
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line			Line
No.	Description	Amount	No.
1.	Working Capital — Operations (a)	$(94,806)	1.

2.	Materials and Supplies (b)	146,755	2.

3.	Fuel — Coal and Oil (b)	30,806	3.

4.	Fuel — Nuclear, Net (b)	74,500	4.

5.	Prepayments (b)	7,272	5.

6.	Special Deposits & Working Funds (b)	226	6.

7.	Total Working Capital Allowance (c)	$164,753	7.

Supporting Schedules:	Recap Schedule
(a) Lead-Lag Study	(c) B-1
(b) Schedule E-1
Schedule B-5

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
ADJUSTED TEAR YEAR INCOME STATEMENT
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		Total Company
		Actual		Test Year
		For The		Results After
Line		Test Year	Proforma	Proforma	Line
No.	Description	Ended 09/30/2007 (a)	Adjustments (b)	Adjustments (c)	No.
		(A)	(B)	(C)
1.	Electric operating revenues	$2,883,189	$(76,026)	$2,807,163	1.

	Operating expenses:
2.	Electric fuel and purchased power	1,115,875	37,788	1,153,663	2.
3.	Operations and maintenance excluding fuel expenses	680,263	83,534	763,797	3.
4.	Depreciation and amortization	361,297	35,685	396,982	4.
5.	Income taxes	152,739	(84,606)	68,133	5.
6.	Other taxes	132,288	7,058	139,346	6.

7.	Total	2,442,462	79,459	2,521,921	7.

8.	Operating income	$440,727	$(155,485)	$285,242	8.

	Other income (deductions):
9.	Income taxes	4,944	—	4,944	9.
10.	Allowance for equity funds used during construction	18,574	—	18,574	10.
11.	Other income	21,976	—	21,976	11.
12.	Other expense	(24,508)	—	(24,508)	12.

13.	Total	20,986	—	20,986	13.

14.	Income before interest deductions	461,713	(155,485)	306,228	14.

	Interest deductions:
15.	Interest on long-term debt	161,632	—	161,632	15.
16.	Interest on short-term borrowings	8,828	—	8,828	16.
17.	Debt discount, premium and expense	4,576	—	4,576	17.
18.	Allowance for borrowed funds used during construction	(9,847)	—	(9,847)	18.

19.	Total	165,189	—	165,189	19.

20.	Net income	$296,524	$(155,485)	$141,039	20.

Supporting Schedules:	Recap Schedules:
(a) E-2	(c) A-2
(b) C-2
Schedule C-1

ARIZONA PUBLIC SERVICE COMPANY
ACC JURISDICTION
ADJUSTED TEAR YEAR INCOME STATEMENT
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		ACC Jurisdiction
		Actual		Test Year
		For The		Results After
Line		Test Year	Proforma	Proforma	Line
No.	Description	Ended 09/30/2007	Adjustments (a)	Adjustments (b)	No.
		(A)	(B)	(C)
1.	Electric Operating Revenues	$2,808,587	$(76,026)	$2,732,561	1.

	Other Operating Expenses:
2.	Electric fuel and purchased power	1,086,369	37,767	1,124,136	2.
3.	Operations and maintenance excluding fuel expenses	741,701	82,935	824,636	3.
4.	Depreciation and amortization	326,104	32,579	358,683	4.
5.	Income taxes	144,501	(85,046)	59,455	5.
6.	Other taxes	111,593	6,567	118,160	6.

7.	Total	2,410,268	74,802	2,485,070	7.

8.	Operating income	$398,319	$(150,828)	$247,491	8.

	Other income (deductions):
9.	Income taxes	—	—	—	9.
10.	Allowance for equity funds used during construction	—	—	—	10.
11.	Other income	—	—	—	11.
12.	Other expense	—	—	—	12.

13.	Total	—	—	—	13.

14.	Income before interest deductions	398,319	(150,828)	247,491	14.

	Interest deductions:
15.	Interest on long-term debt	—	—	—	15.
16.	Interest on short-term borrowings	—	—	—	16.
17.	Debt discount, premium and expense	—	—	—	17.
18.	Allowance for borrowed funds used during construction	—	—	—	18.

19.	Total	—	—	—	19.

20.	Net income	$398,319	$(150,828)	$247,491	20.

Supporting Schedules:	Recap Schedules:
(a) C-2	(b) A-1
Schedule C-1

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(1)		(2)
		Palo Verde Unit 3		Cholla Generating Station		(3)
Line		Steam Generator		Environmental Projects		Yucca Units 5 and 6
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	414	407	206	202
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	—	—	414	407	206	202

7.	Depreciation and Amortization	2,814	2,765	2,473	2,430	2,065	2,029
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	478	470	311	306	411	404

11.	Total	3,292	3,235	3,198	3,143	2,682	2,635

12.	Operating Income Before Income Tax	(3,292)	(3,235)	(3,198)	(3,143)	(2,682)	(2,635)

13.	Interest Expense	2,287	2,247	1,541	1,514	2,019	1,983

14.	Taxable Income	(5,579)	(5,482)	(4,739)	(4,657)	(4,701)	(4,618)

15.	Current Income Tax Rate - 39.36%	(2,196)	(2,158)	(1,865)	(1,833)	(1,850)	(1,818)

16.	Operating Income (line 12 - line 15)	$(1,096)	$(1,077)	$(1,333)	$(1,310)	$(832)	$(817)

	WITNESS:	KEARNS		KEARNS		KEARNS

(1)	Adjustment to Test Year depreciation, interest expense and property and income taxes related to the addition to Rate Base for the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor, as shown on Schedule B-2, page 1, column 2.

(2)	Adjustment to Test Year operations, depreciation, interest expense, and property and income taxes related to the addition to Rate Base for the Cholla Generating Station Environmental Projects, as shown on Schedule B-2, page 1, column 3.

(3)	Adjustment to Test Year operations, depreciation, interest expense, and property and income taxes related to the addition to Rate Base for Yucca Units 5 and 6, as shown on Schedule B-2, page 2, column 4.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(4)				(6)
		Post Test Year		(5)		Base Fuel and
Line		Plant Additions		Attrition		Purchased Power
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	101,184	101,184

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(101,184)	(101,184)

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	86,637	86,637	—	—
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	—	—	86,637	86,637	—	—

7.	Depreciation and Amortization	10,590	10,320	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	2,897	2,823	—	—	—	—

11.	Total	13,487	13,143	86,637	86,637	—	—

12.	Operating Income Before Income Tax	(13,487)	(13,143)	(86,637)	(86,637)	(101,184)	(101,184)

13.	Interest Expense	5,816	5,668	—	—	—	—

14.	Taxable Income	(19,303)	(18,811)	(86,637)	(86,637)	(101,184)	(101,184)

15.	Current Income Tax Rate - 39.36%	(7,598)	(7,404)	(34,100)	(34,100)	(39,826)	(39,826)

16.	Operating Income (line 12 - line 15)	$(5,889)	$(5,739)	$(52,537)	$(52,537)	$(61,358)	$(61,358)

	WITNESS:	KEARNS		KEARNS		EWEN

(4)	Adjustment to Test Year operations to include other interest expense, property taxes and reduced income taxes associated with Post Test Year Plant Additions. Proforma adjusted as shown on Schedule B-2, page 2, column 5.

(5)	Adjustment to Test Year to include operations and rate base driven cost of capital expense growth exceeding sales growth from the Test Year through 2010, the first full year rates will be in effect. For simplicity, the adjustment is shown on one line, the operations excluding fuel expense line.

(6)	Adjustment to Test Year Operations to include 2009 base fuel and purchased power ¢/kWh costs at adjusted Test Year consumption.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(7)		(8) Test Year Retail Deferred		(9)
		Test Year PSA Revenue and		Fuel Expense and Non-Cash		Normalize Non-Nuclear
Line		Deferred Fuel Amortization		Mark-to-Market Accruals		Maintenance Expense
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)	(Q)	(R)
1.	Electric Operating Revenues	$(265,124)	$(265,124)	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	(278,433)	(278,433)	211,052	211,093	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	13,309	13,309	(211,052)	(211,093)	—	—

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	—	—	—	—
5.	Maintenance	—	—	—	—	3,802	3,713

6.	Subtotal	—	—	—	—	3,802	3,713

7.	Depreciation and Amortization	—	—	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	—	—	—	—	3,802	3,713

12.	Operating Income Before Income Tax	13,309	13,309	(211,052)	(211,093)	(3,802)	(3,713)

13.	Interest Expense	—	—	—	—	—	—

14.	Taxable Income	13,309	13,309	(211,052)	(211,093)	(3,802)	(3,713)

15.	Current Income Tax Rate - 39.36%	5,238	5,238	(83,070)	(83,086)	(1,496)	(1,461)

16.	Operating Income (line 12 - line 15)	$8,071	$8,071	$(127,982)	$(128,007)	$(2,306)	$(2,252)

	WITNESS:	EWEN		EWEN		EWEN

(7)	Adjustment to Test Year retail operating revenues and fuel and purchased power expense to remove retail PSA revenue and amortization of deferred fuel related to prior periods.

(8)	Adjustment to Test Year retail fuel and purchased power costs to remove retail PSA deferred fuel and mark-to-market accruals.

(9)	Adjustment made to Test Year operations to reflect normalization of fossil production maintenance expense.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(10)		(11)		(12)
		Normalize Nuclear		Normalize		Annualize
Line		Maintenance Expense		Weather Conditions		Customer Levels
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(S)	(T)	(U)	(V)	(W)	(X)
1.	Electric Operating Revenues	$—	$—	$(29,229)	$(29,229)	$34,583	$34,583

2.	Electric Fuel and Purchased Power Costs	—	—	(10,887)	(10,887)	12,231	12,231

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	(18,342)	(18,342)	22,352	22,352

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	(1,565)	(1,565)	1,758	1,758
5.	Maintenance	(2,608)	(2,547)	—	—	—	—

6.	Subtotal	(2,608)	(2,547)	(1,565)	(1,565)	1,758	1,758

7.	Depreciation and Amortization	—	—	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	(2,608)	(2,547)	(1,565)	(1,565)	1,758	1,758

12.	Operating Income Before Income Tax	2,608	2,547	(16,777)	(16,777)	20,594	20,594

13.	Interest Expense	—	—	—	—	—	—

14.	Taxable Income	2,608	2,547	(16,777)	(16,777)	20,594	20,594

15.	Current Income Tax Rate - 39.36%	1,027	1,002	(6,603)	(6,603)	8,106	8,106

16.	Operating Income (line 12 - line 15)	$1,581	$1,545	$(10,174)	$(10,174)	$12,488	$12,488

	WITNESS:	EWEN		EWEN		EWEN

(10)	Adjustment made to Test Year operations to reflect normalization of nuclear production maintenance expense.

(11)	Adjustment to Test Year operations to reflect normal weather conditions for the ten years ended September 30, 2007.

(12)	Adjustment to Test Year operations to reflect the annualization of customer levels at September 30, 2007.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(13)		(14)		(15) Annualize Four
		Normalize Uncollected		Annualize Spent		Corners Coal
Line		Fixed Costs		Fuel Storage Costs		Reclamation Costs
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(Y)	(Z)	(AA)	(BB)	(CC)	(DD)
1.	Electric Operating Revenues	$(16,781)	$(16,781)	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	1,933	1,888	501	489

3.	Oper Rev Less Fuel & Purch Pwr Costs	(16,781)	(16,781)	(1,933)	(1,888)	(501)	(489)

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	(1,051)	(1,051)	—	—	—	—
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	(1,051)	(1,051)	—	—	—	—

7.	Depreciation and Amortization	—	—	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	(1,051)	(1,051)	—	—	—	—

12.	Operating Income Before Income Tax	(15,730)	(15,730)	(1,933)	(1,888)	(501)	(489)

13.	Interest Expense	—	—	—	—	—	—

14.	Taxable Income	(15,730)	(15,730)	(1,933)	(1,888)	(501)	(489)

15.	Current Income Tax Rate - 39.36%	(6,191)	(6,191)	(761)	(743)	(197)	(192)

16.	Operating Income (line 12 - line 15)	$(9,539)	$(9,539)	$(1,172)	$(1,145)	$(304)	$(297)

	WITNESS:	EWEN		LA BENZ		LA BENZ

(13)	Adjustment to Test Year operations to reflect uncollected fixed costs due to Demand Side Management.

(14)	Adjustment to Test Year operations to annualize spent fuel storage costs per Decision No. 69663.

(15)	Adjustment to Test Year operations to annualize coal reclamation costs for the Four Corners Power Plant per Decision No. 69663.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

				(17)
		(16)		Annualize Depreciation		(18)
		Annualize Bark Beetle		and Amortization Per		Remove Test
Line		Remediation Costs		Decision No. 69663		Year Surcharges
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(EE)	(FF)	(GG)	(HH)	(II)	(JJ)
1.	Electric Operating Revenues	$—	$—	$—	$—	$(18,718)	$(18,718)

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(18,718)	(18,718)

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	2,877	2,877	—	—	(18,594)	(18,594)
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	2,877	2,877	—	—	(18,594)	(18,594)

7.	Depreciation and Amortization	—	—	12,956	10,499	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	2,877	2,877	12,956	10,499	(18,594)	(18,594)

12.	Operating Income Before Income Tax	(2,877)	(2,877)	(12,956)	(10,499)	(124)	(124)

13.	Interest Expense	—	—	—	—	—

14.	Taxable Income	(2,877)	(2,877)	(12,956)	(10,499)	(124)	(124)

15.	Current Income Tax Rate - 39.36%	(1,132)	(1,132)	(5,099)	(4,132)	(49)	(49)

16.	Operating Income (line 12 - line 15)	$(1,745)	$(1,745)	$(7,857)	$(6,367)	$(75)	$(75)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(16)	Adjustment to Test Year operations to annualize the amortization of deferred bark beetle costs over a three year period as authorized in Decision No. 69663.

(17)	Adjustment to Test Year operations to annualize depreciation and amortization expense in accordance with Decision No. 69663.

(18)	Adjustment to Test Year operations to remove the Environmental Portfolio Standard, Competition Rules Compliance Charge, and Regulatory Assessment surcharges from both operating revenues and operating expenses.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(19)		(20)		(21)
		Annualize Sundance		West Phoenix Unit 4		Interest Expense
Line		Overhaul Maintenance		Regulatory Disallowance		on Customer Deposits
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(KK)	(LL)	(MM)	(NN)	(OO)	(PP)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	—	—	2,185	2,185
5.	Maintenance	1,207	1,179	—	—	—	—

6.	Subtotal	1,207	1,179	—	—	2,185	2,185

7.	Depreciation and Amortization	—	—	(230)	(226)	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	1,207	1,179	(230)	(226)	2,185	2,185

12.	Operating Income Before Income Tax	(1,207)	(1,179)	230	226	(2,185)	(2,185)

13.	Interest Expense	—	—	(271)	(266)	—	—

14.	Taxable Income	(1,207)	(1,179)	501	492	(2,185)	(2,185)

15.	Current Income Tax Rate - 39.36%	(475)	(464)	197	194	(860)	(860)

16.	Operating Income (line 12 - line 15)	$(732)	$(715)	$33	$32	$(1,325)	$(1,325)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(19)	Adjustment to Test Year operations to annualize overhaul maintenance expense for the Sundance Units in accordance with Decision No. 69663.

(20)	Adjustment to Test Year operations to reflect amortization of regulatory disallowance of West Phoenix Unit 4 over the remaining life of the plant as required by Decision Nos. 67744 and 69663. Proforma adjusted as shown on Schedule B-2, page 2, column 6.

(21)	Adjustment to Test Year operations to reflect the operating income impact of interest expense on customer deposits using January 2008 interest rates.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(22)				(24)
		Depreciation Expense		(23)		Normalize
Line		Technical Update		Annualize Payroll		Employee Benefits
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(QQ)	(RR)	(SS)	(TT)	(UU)	(VV)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	13,962	13,172	(1,725)	(1,627)
5.	Maintenance	—	—	5,497	5,186	—

6.	Subtotal	—	—	19,459	18,358	(1,725)	(1,627)

7.	Depreciation and Amortization	5,017	4,762	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	—	—	—	—

11.	Total	5,017	4,762	19,459	18,358	(1,725)	(1,627)

12.	Operating Income Before Income Tax	(5,017)	(4,762)	(19,459)	(18,358)	1,725	1,627

13.	Interest Expense	—	—	—	—	—	—

14.	Taxable Income	(5,017)	(4,762)	(19,459)	(18,358)	1,725	1,627

15.	Current Income Tax Rate - 39.36%	(1,975)	(1,874)	(7,659)	(7,226)	679	640

16.	Operating Income (line 12 - line 15)	$(3,042)	$(2,888)	$(11,800)	$(11,132)	$1,046	$987

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(22)	Adjustment to Test Year operations to include depreciation expense for the 2007 technical update.

(23)	Adjustment to Test Year operations to reflect the annualization of payroll, payroll tax and non-retirement benefit expenses to December 2007 employee levels and March 2008 wage levels. This adjustment also includes an adjustment to normalize cash incentive compensation expense.

(24)	Adjustment to Test Year operations to reflect the current December 2006 actuarial valuation of retirement program expenses.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(25)		(26)		(27)
		Income Tax Calculation/		Annualize Property		Amortize Navajo
Line		Interest Synchronization		Tax Expense		Coal Reclamation Costs
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(WW)	(XX)	(YY)	(ZZ)	(AAA)	(BBB)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	207	202

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(207)	(202)

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	—	—	—	—
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	—	—	—	—	—	—

7.	Depreciation and Amortization	—	—	—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	—	—
10.	Other Taxes	—	—	2,961	2,564	—	—

11.	Total	—	—	2,961	2,564	—	—

12.	Operating Income Before Income Tax	—	—	(2,961)	(2,564)	(207)	(202)

13.	Interest Expense	(53,363)	(45,643)	—	—

14.	Taxable Income	53,363	45,643	(2,961)	(2,564)	(207)	(202)

15.	Current Income Tax Rate - 39.36%	14,375	12,180	(1,165)	(1,009)	(81)	(80)

16.	Operating Income (line 12 - line 15)	$(14,375)	$(12,180)	$(1,796)	$(1,555)	$(126)	$(122)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(25)	Adjustment to Test Year operations for top down income tax true-ups (including generation production income tax deduction, 2007 on-going tax credits and other permanent tax items and income tax/interest synchronization) consistent with Decision No. 69663 using the 09/30/2007 capital structure and cost of long-term debt.

(26)	Adjustment to Test Year operations to annualize property taxes calculated using the most recent tax assessment ratio and tax rate.

(27)	Adjustment to Test Year operations to reflect the annualized amortization of the Regulatory Asset which established APS’ share of the final coal reclamation and settled tail (post mining activity) costs for the Navajo Generating Station dedicated mine.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(28)		(29)		(30)
		Annualize Workforce		Miscellaneous		50% of
Line		Reduction Savings		Out-of-Period Adjustments		Lobbying Expenses
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(CCC)	(DDD)	(EEE)	(FFF)	(GGG)	(HHH)
1.	Electric Operating Revenues	$—	$—	$—	$—	$—	$—

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

3.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	(5,965)	(5,628)	(5,828)	(5,564)	—	—
5.	Maintenance	—	—	—	—	—	—

6.	Subtotal	(5,965)	(5,628)	(5,828)	(5,564)	—	—

7.	Depreciation and Amortization	—		—	—	—	—
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	939	887	1,386	1,308
10.	Other Taxes	—	—	—	—	—	—

11.	Total	(5,965)	(5,628)	(4,889)	(4,677)	1,386	1,308

12.	Operating Income Before Income Tax	5,965	5,628	4,889	4,677	(1,386)	(1,308)

13.	Interest Expense	—	—		—	—	—

14.	Taxable Income	5,965	5,628	4,889	4,677	(1,386)	(1,308)

15.	Current Income Tax Rate - 39.36%	2,348	2,215	1,924	1,841	(546)	(515)

16.	Operating Income (line 12 - line 15)	$3,617	$3,413	$2,965	$2,836	$(840)	$(793)

	WITNESS:	LA BENZ		LA BENZ		RUMOLO

(28)	Adjustment made to Test Year operations for the savings, net of severance costs, associated with the expected workforce reduction of 100 employees in 2008.

(29)	Adjustment to Test Year operations to eliminate non-recurring and out-of-period expenses.

(30)	Adjustment made to include 50% of lobbying costs in the Test Year pursuant to Decision No. 69663.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		(31)				(33)
		SurePay/AutoPay		(32)		Total Income Statement
Line		Discount		Annualize Rates		Adjustments (a)
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(III)	(JJJ)	(KKK)	(LLL)	(MMM)	(NNN)
1.	Electric Operating Revenues	$(1,009)	$(1,009)	$220,252	$220,252	$(76,026)	$(76,026)

2.	Electric Fuel and Purchased Power Costs	—	—	—	—	37,788	37,767

3.	Oper Rev Less Fuel & Purch Pwr Costs	(1,009)	(1,009)	220,252	220,252	(113,814)	(113,793)

	Other Operating Expenses:
4.	Operations Excluding Fuel Expense	—	—	—	—	73,311	73,209
5.	Maintenance	—	—	—	—	7,898	7,531

6.	Subtotal	—	—	—	—	81,209	80,740

7.	Depreciation and Amortization	—	—	—	—	35,685	32,579
8.	Amortization of Gain	—	—	—	—	—	—
9.	Administrative and General	—	—	—	—	2,325	2,195
10.	Other Taxes	—	—	—	—	7,058	6,567

11.	Total	—	—	—	—	126,277	122,081

12.	Operating Income Before Income Tax	(1,009)	(1,009)	220,252	220,252	(240,091)	(235,874)

13.	Interest Expense	—	—	—	—	(41,971)	(34,497)

14.	Taxable Income	(1,009)	(1,009)	220,252	220,252	(198,120)	(201,377)

15.	Current Income Tax Rate - 39.36%	(397)	(397)	86,691	86,691	(84,606)	(85,046)

16.	Operating Income (line 12 - line 15)	$(612)	$(612)	$133,561	$133,561	$(155,485)	$(150,828)

	WITNESS:	RUMOLO		DELIZIO

(31)	Adjustment to Test Year operations to decrease revenue to reflect a $0.48 monthly discount to SurePay/AutoPay customers in accordance with Decision No. 69663.

(32)	Adjustment to Test Year operations to reflect the annualization of ACC base rate levels for the 07/01/2007 rate increase authorized in Decision No. 69663.

(33)	Income Tax Line 15 for the Total Income Statement Adjustments columns is not 39.36% of Total Taxable Income due to the calculation for the Income Tax/Interest Synchronization pro forma adjustment.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF GROSS REVENUE CONVERSION FACTOR
TEST YEAR ENDED 09/30/2007

		Percentage of
Line		Incremental
No.	Description	Gross Revenues
1.	Federal Income Taxes	32.65%

2.	State Income Taxes	6.71%

3.	Total Tax Percentage	39.36%

4.	Operating Income % = 100% — Tax Percentage	60.64%

5.	1/Operating Income % = Gross Revenue Conversion Factor (a)	1.6491

Supporting Schedules:	Recap Schedules:
N/A	(a) A-1

Schedule C-3 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
SUMMARY COST OF CAPITAL
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						Projected - Present Rates				Projected - Present Rates
		Adjusted ***				End Of 12/31/2007				End Of 12/31/2008
		End of Test Year 09/30/2007							Composite				Composite
Line				Cost	Composite			Cost	Cost			Cost	Cost	Line
No.	Invested Capital	Amount	%	Rate	Cost	Amount	%	Rate	(d)	Amount	%	Rate	(d)	No.
1.	Long-Term Debt * (a)	$2,887,083	45.90%	5.77%	2.65%	$2,886,498	46.27%	5.72%	2.65%	$3,184,771	45.51%	5.70%	2.59%	1.

2.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	2.

3.	Common Equity (c)	3,402,410	54.10%	11.50%	6.22%	3,351,441	53.73%	11.50%	6.18%	3,812,868	54.49%	11.50%	6.27%	3.

4.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	4.

5.	Total	$6,289,493	100.00%		8.87%	$6,237,939	100.00%		8.83%	$6,997,639	100.00%		8.86%	5.

		Projected - Present Rates				Projected - Present Rates				Projected - Proposed Rates
		End Of 12/31/2009				End Of 12/31/2010				End Of 12/31/2009
					Composite				Composite				Composite
				Cost	Cost			Cost	Cost			Cost	Cost
		Amount	%	Rate	(d)	Amount	%	Rate	(d)	Amount	%	Rate	(d)
6.	Long-Term Debt * (a)	$3,563,045	47.76%	5.79%	2.77%	$3,784,643	47.15%	5.90%	2.78%	$3,483,045	46.59%	5.77%	2.69%	6.

7.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	7.

8.	Common Equity (c)	3,897,945	52.24%	11.50%	6.01%	4,241,714	52.85%	11.50%	6.08%	3,993,548	53.41%	11.50%	6.14%	8.

9.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	9.

10.	Total	$7,460,990	100.00%		8.78%	$8,026,357	100.00%		8.86%	$7,476,593	100.00%		8.83%	10.

		Projected - Proposed Rates
		End Of 12/31/2010
					Composite
				Cost	Cost
		Amount	%	Rate	(d)
11.	Long-Term Debt * (a)	$3,531,780	43.87%	5.84%	2.56%	11.

12.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	12.

13.	Common Equity (c)	4,519,164	56.13%	11.50%	6.45%	13.

14.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	14.

15.	Total	$8,050,944	100.00%		9.01%	15.

Notes:
*	Debt Balances exclude unamortized discounts/premiums.

**	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions.

***	See Schedule D-1 page 2 of 2 for proforma adjustment to test year actual period ended 09/30/2007.

Supporting Schedules:	Recap Schedules:
(a) D-2	(d) A-3
(b) D-3
(c) D-4	Schedule D-1 Page 1 of 2

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
SUMMARY COST OF CAPITAL
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						Proformas to Test Year
		End of Test Year 09/30/2007 - Unadjusted				Ended 09/30/2007
					Composite	Adjusted	Adjusted	Combined	Cost	End of Test Year 09/30/2007 - Adjusted
Line				Cost	Cost	Pension	Derivative	Total Adj.	Rate			Cost	Composite	Line
No.	Invested Capital	Amount	%	Rate	(d)	OCI to Zero	OCI to Zero	Amount	Adj.	Amount	%	Rate	Cost	No.
1.	Long-TermDebt*(a)	$2,887,083	46.04%	5.77%	2.66%	—	—	—	—	$2,887,083	45.90%	5.77%	2.65%	1.

2.	Preferred Stock(b)	—	0.00%	0.00%	0.00%	—	—	—	—	—	0.00%	0.00%	0.00%	2.

3.	Common Equity(c)	3,383,299	53.96%	11.50%	6.21%	26,496	(7,385)	19,111	0.00%	3,402,410	54.10%	11.50%	6.22%	3.

4.	Short-TermDebt**(a)	—	0.00%	0.00%	0.00%	—	—	—	—	—	0.00%	0.00%	0.00%	4.

5.	Total	$6,270,382	100.00%		8.87%					$6,289,493	100.00%		8.87%	5.

*	Debt Balances exclude unamortized discounts/premiums.

**	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 9/30/2007, actual short-term debt was $150.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 2.33% of the total capitalization.

Supporting Schedules:	Recap Schedules:
(a) D-2	(d) A-3
(b) D-3
(c) D-4	Schedule D-1 Page 2 of 2

ARIZONA PUBLIC SERVICE COMPANY
COST OF LONG-TERM AND SHORT-TERM DEBT
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

		Test Year		Projected - Present Rates		Projected - Present Rates		Projected - Present Rates		Projected - Present Rates		Projected - Proposed Rates		Projected - Proposed Rates
		End of Year 09/30/2007		End of Year 12/31/2007		End of Year 12/31/2008		End of Year 12/31/2009		End of Year 12/31/2010		End of Year 12/31/2009		End of Year 12/31/2010
Line			Annual		Annual		Annual		Annual		Annual		Annual		Annual	Line
No.	Description of Debt	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	No.
	Long-Term:
1.	Pollution Control Indebtedness	655,855	29,682	655,855	28,215	655,855	25,459	655,855	25,459	655,855	27,482	655,855	25,459	655,855	27,482	1.

2.	Capitalized Lease obligation	4,757	267	4,172	292	2,445	313	719	221	—	—	719	221	—	—	2.

3.	Other Long-Term Debt — Unsecured Notes	2,226,471	135,705	2,226,471	135,774	2,526,471	154,734	2,906,471	179,738	3,128,788	194,944	2,826,471	174,474	2,875,925	177,857	3.

4.	Other	—	900	—	900	—	900	—	900	—	900	—	900	—	900	4.

5.	Total Long-Term (a) **	$2,887,083 (b)	$166,554	$2,886,498	$165,181	$3,184,771	$181,406	$3,563,045	$206,318	$3,784,643	$223,326	$3,483,045	$201,054	$3,531,780	$206,239	5.

6.	Cost Rate (a)	5.77%		5.72%		5.70%		5.79%		5.90%		5.77%		5.84%		6.

	Short-term:
7.	Commercial Paper	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7.

8.	Total Short-Term (a) ***	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	8.

9.	Cost Rate (a)	0%		0%		0%		0%		0%		0%		0%		9.

*	Including amortization of discount, premium and expense.

**	Excludes unamortized discount.

***	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 9/30/2007, actual short-term debt was $150.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 2.33% of the total capitalization.

Supporting Schedules:	Recap Schdules:
(b) E-1	(a) D-1 Schedule D-2 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
COST OF PREFERRED STOCK
TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

					Projected - Present Rates			Projected - Present Rates			Projected - Present Rates			Projected - Present Rates			Projected - Projected Rates			Projected - Projected Rates
		End of Test Year 09/30/2007			End of Year 12/31/2009			End of Year 12/31/2008			End of Year 12/31/2009			End of Year 12/31/2010			End of Year 12/31/2009			End of Year 12/31/2010
Line		Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Line
No.	Description of Issue	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	No.
1.	No Outstanding Issues	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.

2.	Total (a) (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.

3.	Cost Rate (a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.

Supporting Schedules:	Recap Schedules:
(b) E-1	(a) D-1 Schedule D-3 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
COST OF COMMON EQUITY
TEST YEAR ENDED 09/30/2007
A return on average common equity in the range of at least 11.25% to 12.50% is necessary for the Company to attract and maintain investors as of the end of the test year and the projected years. For purposes of this filing, the Company is willing to accept a return on common equity of 11.50%, the low end of the range.

Supporting Schedules	Recap Schedules
N/A	D-1 Schedule D-4 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE BALANCE SHEETS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
		Ended	Ended	Ended
Line		09/30/2007	12/31/2006	12/31/2005	Line
No.	Description	(A)	(B)	(C)	No.
	UTILITY PLANT:
1.	Electric plant in service and held for future use	$11,464,755	$11,094,868	$10,682,999	1.
2.	Less accumulated depreciation and amortization	4,333,374	4,176,274	4,001,409	2.

3.	Total	7,131,381	6,918,594	6,681,590	3.
4.	Construction work in progress	541,530	365,704	314,584	4.
5.	Intangible assets, net of accumulated amortization	100,479	95,601	90,327	5.
6.	Nuclear fuel, net of amortization	74,500	60,100	54,184	6.

7.	Utility plant — net (a)	7,847,890	7,439,999	7,140,685	7.

	INVESTMENTS AND OTHER ASSETS:
8.	Note receivable from Pinnacle West Energy	—	—	—	8.
9.	Decommissioning trust accounts	375,898	343,771	293,943	9.
10.	Assets from risk management and trading activities	50,147	96,892	234,372	10.
11.	Other assets	70,773	67,763	64,128	11.

12.	Total investments and other assets	496,818	508,426	592,443	12.

	CURRENT ASSETS:
13.	Cash and cash equivalents	37,410	81,870	49,933	13.
14.	Investment in debt securities	—	32,700	—	14.
15.	Customer and other receivables	578,328	410,436	421,621	15.
16.	Allowance for doubtful accounts	(4,754)	(4,223)	(3,568)	16.
17.	Materials and supplies, at average cost	146,755	125,802	109,736	17.
18.	Fossil fuel, at average cost	30,806	21,973	23,658	18.
19.	Deferred Income tax	33,713	19,220	—	19.
20.	Assets from risk management and trading activities	94,242	539,308	532,923	20.
21.	Other current assets	12,298	13,367	14,639	21.

22.	Total current assets	928,798	1,240,453	1,148,942	22.

	DEFERRED DEBITS:
23.	Deferred fuel and purchased power regulatory asset	150,286	160,268	172,756	23.
24.	Other regulatory assets	583,331	686,016	151,123	24.
25.	Unamortized debt issue costs	24,882	26,393	25,279	25.
26.	Other	80,470	65,397	91,690	26.

27.	Total deferred debits	838,969	938,074	440,848	27.

28.	TOTAL	$10,112,475	$10,126,952	$9,322,918	28.

Supporting Schedules:	Recap Schedules:
(a) E-5	N/A — See Next Page Schedule E-1 Page 1 of 2

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE BALANCE SHEETS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
		Ended	Ended	Ended
Line		09/30/2007	12/31/2006	12/31/2005	Line
No.	Description	(A)	(B)	(C)	No.
	CAPITALIZATION:
1.	Common stock	$178,162	$178,162	$178,162	1.
2.	Additional paid-in capital	2,105,466	2,065,918	1,853,098	2.
3.	Retained earnings	1,118,782	960,405	860,675	3.
	Accumulated other comprehensive income (loss)
4.	Pension benefits	(26,496)	—	(86,132)	4.
5.	Derivative instruments	7,385	2,988	179,422	5.

6.	Common stock equity (b)	3,383,299	3,207,473	2,985,225	6.

7.	Long-term debt less current maturities	2,876,970	2,877,502	2,479,703	7.

8.	Total capitalization	6,260,269	6,084,975	5,464,928	8.

	CURRENT LIABILITIES:
9.	Commercial paper	150,000	—	—	9.
10.	Current maturities of long-term debt	987	968	85,620	10.
11.	Accounts payable	205,560	223,417	215,384	11.
12.	Accrued taxes	448,514	381,444	360,737	12.
13.	Accrued interest	40,689	45,254	25,003	13.
14.	Customer deposits	68,987	61,900	55,474	14.
15.	Deferred income taxes	—	—	64,210	15.
16.	Liabilities from risk management and trading activities	65,352	490,855	480,138	16.
17.	Other current liabilities	114,533	74,728	227,398	17.

18.	Total current liabilities	1,094,622	1,278,566	1,513,964	18.

	DEFERRED CREDITS AND OTHER:
19.	Deferred income taxes	1,262,589	1,215,862	1,215,403	19.
20.	Regulatory liabilities	280,516	248,691	207,971	20.
21.	Liability for asset retirements and removals	277,378	268,389	269,011	21.
22.	Pension and other postretirement benefits	516,579	551,531	233,342	22.
23.	Customer advances for construction	85,672	71,211	60,287	23.
24.	Unamortized gain — sale of utility plant	37,750	41,182	45,757	24.
25.	Liabilities from long-term risk management and trading activities	48,563	135,056	83,774	25.
26.	Other	248,537	231,489	228,481	26.

27.	Total deferred credits and other	2,757,584	2,763,411	2,344,026	27.

28.	TOTAL	$10,112,475	$10,126,952	$9,322,918	28.

Supporting Schedule:	Recap Schedules:
N/A — See Previous Page	(b) A-3
Schedule E-1 Page 2 of 2

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE INCOME STATEMENTS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of dollars, except per share amounts)

		Test Year
		12 months	Prior Year	Prior Year
		Ended	Ended	Ended
Line		09/30/2007	12/31/2006	12/31/2005	Line
No.	Description	(A)	(B)	(C)	No.
1.	Electric Operating Revenues (a)	$2,883,189	$2,658,513	$2,270,793	1.

	Operating Expenses:
2.	Fuel and purchased power	1,115,875	969,767	688,982	2.
3.	Operations and maintenance excluding fuel expenses	680,263	665,631	591,941	3.
4.	Depreciation and amortization	361,297	353,057	325,174	4.
5.	Income taxes	152,739	144,127	157,273	5.
6.	Other taxes	132,288	127,989	125,810	6.

7.	Total (a)	2,442,462	2,260,571	1,889,180	7.

8.	Operating Income	440,727	397,942	381,613	8.

	Other Income (Deductions)
9.	Income taxes	4,944	5,200	59,263	9.
10.	Allowance for equity funds used during construction	18,574	14,312	11,191	10.
11.	Regulatory disallowance	—	—	(138,562)	11.
12.	Other income	21,976	31,902	22,141	12.
13.	Other expense	(24,508)	(23,830)	(23,204)	13.

14.	Total (a)	20,986	27,584	(69,171)	14.

15.	Income Before Interest Deductions	461,713	425,526	312,442	15.

	Interest Deductions
16.	Interest on long-term debt	161,632	149,240	138,476	16.
17.	Interest on short-term borrowings	8,828	9,529	7,026	17.
18.	Debt discount, premium and expense	4,576	4,363	4,085	18.
19.	Allowance for borrowed funds used during construction	(9,847)	(7,336)	(7,624)	19.

20.	Total (a)	165,189	155,796	141,963	20.

21.	Net Income	$296,524	$269,730	$170,479	21.

22.	Average Common Shares Outstanding	71,264,947	71,264,947	71,264,947	22.

	Earnings Per Share of Average Common (a)

23.	Stock Outstanding (line 21/line 22)	$4.16	$3.78	$2.39	23.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-2 Schedule E-2 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE STATEMENTS OF CASH FLOWS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
		Ended	Ended	Ended
Line		09/30/2007(a)	12/31/2006 (a)	12/31/2005 (a)	Line
No.	Description	(A)	(B)	(C)	No.
	Cash Flows from Operating Activities:
1.	Net income	$296,524	$269,730	$170,479	1.

	Items Not Requiring Cash:
2.	Depreciation and amortization including nuclear fuel	393,455	381,173	353,082	2.
3.	Regulatory disallowances	—	—	138,562	3.
4.	Deferred fuel and purchased power	(210,156)	(252,849)	(172,756)	4.
5.	Deferred fuel and purchased power amortization	268,887	265,337	—	5.
6.	Allowance for equity funds used during construction	(18,574)	(14,312)	(11,191)	6.
7.	Deferred income taxes	6,775	(305)	9,659	7.
8.	Changes in mark-to-market valuations	(2,952)	6,893	3,492	8.
	Changes in Current Assets and Liabilities:
9.	Customer and other receivables	(46,307)	20,970	(56,152)	9.
10.	Materials, supplies and fossil fuel	(39,015)	(14,381)	(12,268)	10.
11.	Other current assets	(633)	3,666	(2,592)	11.
12.	Accounts payable	(7,394)	5,825	(12,372)	12.
13.	Accrued taxes	(78,177)	23,678	67,454	13.
14.	Collateral	6,801	(175,799)	169,080	14.
15.	Other current liabilities	46,742	45,125	(37,781)	15.
16.	Change in risk management and trading-liabilities	(3,016)	(121,833)	115,495	16.
17.	Change in other long-term assets	30,991	(71,380)	(9,303)	17.
18.	Change in other long-term liabilities	25,288	22,175	9,002	18.

19.	Net cash flow provided by operating activities	669,239	393,713	721,890	19.

	Cash Flows from Investing Activities:
20.	Capital expenditures	(858,519)	(648,743)	(609,857)	20.
21.	Transfer of PWEC Dedicated Assets to APS	—	—	(500,000)	21.
22.	Purchase of Sundance Plant	—	—	(185,046)	22.
23.	Allowance for borrowed funds used during construction	(9,847)	(7,336)	(7,624)	23.
24.	Purchases of investment securities	(735,933)	(1,291,903)	(1,476,623)	24.
25.	Proceeds from sale of investment securities	939,250	1,259,203	1,657,798	25.
26.	Proceeds from nuclear decommissioning trust sales	286,838	254,651	186,215	26.
27.	Investment in nuclear decommissioning trust sales	(307,580)	(275,393)	(204,633)	27.
28.	Repayment of loan by Pinnacle West Energy	—	—	500,000	28.
29.	Other	(1,079)	(4,470)	(5,372)	29.

30.	Net cash flow used for investing activities	(686,870)	(713,991)	(645,142)	30.

	Cash Flows from Financing Activities:
31.	Issuance of long-term debt	—	395,481	411,787	31.
32.	Short-term borrowings-net	150,000	—	—	32.
33.	Equity infusion	42,368	212,820	250,000	33.
34.	Dividends paid on common stock	(170,000)	(170,000)	(170,000)	34.
35.	Repayment and reacquisition of long-term debt	(85,020)	(86,086)	(568,177)	35.

36.	Net cash flow provided by (used for) financing activities	(62,652)	352,215	(76,390)	36.

37.	Net increase in cash and cash equivalents	(80,283)	31,937	358	37.
38.	Cash and cash equivalents at beginning of period	117,693	49,933	49,575	38.

39.	Cash and cash equivalents at end of period	$37,410	$81,870	$49,933	39.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-5 Schedule E-3 Page 1 of 1

ARIZONA PUBLIC SERVICE COMPANY
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of Dollars)

						Accumulated
				Additional		Other
Line		Common	Common	Paid-In	Retained	Comprehensive		Line
No.	Description	Shares	Stock	Capital	Earnings	Income (Loss)	Total	No.
1.	Balance at December 31, 2004	71,264,947	$178,162	$1,246,804	$860,196	$(52,760)	$2,232,402	1.

2.	Net income				170,479		170,479	2.
3.	Minimum pension liability adjustment, net of tax benefit of $9,023					(15,045)	(15,045)	3.
4.	Unrealized gain on derivative instruments, net of tax expense of $140,135					218,656	218,656	4.
5.	Reclassification of realized gain to income, net of tax benefit of $37,082					(57,561)	(57,561)	5.

6.	Comprehensive income				170,479	146,050	316,529	6.

7.	Common stock dividends				(170,000)		(170,000)	7.

8.	Equity Infusion			250,000			250,000	8.

9.	PWEC Dedicated Assets Transfer			356,294			356,294	9.

10.	Balance at December 31, 2005	71,264,947	$178,162	$1,853,098	$860,675	$93,290	$2,985,225	10.

11.	Net income				269,730		269,730	11.
12.	Minimum pension liability adjustment, net of tax expense of $27,424					42,731	42,731	12.
13.	Unrealized loss on derivative instruments, net of tax benefit of $111,367					(173,872)	(173,872)	13.
14.	Reclassification of realized gain to income, net of tax benefit of $1,657					(2,562)	(2,562)	14.

15.	Comprehensive income (loss)				269,730	(133,703)	136,027	15.

16.	Adjustment to reflect a change in accounting for pension and other postretirement benefits, net of tax expense of $27,760					43,401	43,401	16.

17.	Common stock dividends				(170,000)		(170,000)	17.

18.	Equity Infusion			212,820			212,820	18.

19.	Balance at December 31, 2006	71,264,947	$178,162	$2,065,918	$960,405	$2,988	$3,207,473	19.

20.	Net income				283,664		283,664	20.
21.	Unrealized losses related to pension benefits net of tax benefit of $17,112					(26,496)	(26,496)	21.
22.	Unrealized losses on derivative instruments, net of tax expense of $4,143					(6,415)	(6,415)	22.
23.	Reclassification of realized losses to income, net of tax expense of $6,983					10,812	10,812	23.

24.	Comprehensive income (loss)				283,664	(22,099)	261,565	24.

25.	Common stock dividends				(127,500)		(127,500)	25.

26.	Cumulative effect adjustment				2,213		2,213	26.

27.	Equity infusion			39,548			39,548	27.

28.	Balance at September 30, 2007	71,264,947	$178,162	$2,105,466	$1,118,782	$(19,111)	$3,383,299	28.

Supporting Schedules:	Recap Schedules
NIA	NIA
Schedule E-4

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY DETAIL OF UTILITY PLANT
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	Number	Account Description	12/31/2006	(9 Months)	9/30/2007	No.
			(A)	(B)	(C)
1.	101	Gross Plant Includible in Rate Base: (a)
		Plant in Service	$11,398,449	$398,812	$11,797,261	1.

2.	108	Less: Accum. Depreciation-Plant in Service	4,120,596	161,710	4,282,306	2.

3.	111	Accum. Amortization-Plant in Service	272,778	23,502	296,280	3.

4.		Net Plant Includible in Rate Base	7,005,075	213,600	7,218,675	4.

5.	120.2-120.5	Nuclear fuel, net of amortization (b)	60,100	14,400	74,500	5.

6.	107	Construction Work in Progress	353,978	118,370	472,348	6.

7.	120.1	Nuclear Fuel in Process	11,726	57,456	69,182	7.

8.		Total Construction Work in Progress (b)	365,704	175,826	541,530	8.

9.	105	Plant Held for Future Use	9,120	4,065	13,185	9.

10.	108	Less: Accum Depreciation Related to Plant Held for Future Use	—	—	—	10.

11.		Net Plant held for Future Use	9,120	4,065	13,185	11.

12.		Utility Plant — Net (b)	$7,439,999	$407,891	$7,847,890	12.

Supporting Schedules:	Recap Schedule:
N/A	(a) A-4
(b) E-1
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(9 Months)	9/30/2007	No.
			(A)	(B)	(C)
		Intangible Plant:
1.	301	Organization	$—	$—	$—	1.
2.	302	Franchises and Consents	3,281	38	3,319	2.
3.	303	Miscellaneous Intangible Plant	311,077	31,496	342,573	3.

4.		Total Intangible Plant	$314,358	$31,534	$345,892	4.

		Production Plant:
		Steam Production Plant:
5.	310	Land and Land Rights	3,370	—	3,370	5.
6.	311	Structures and Improvements	137,042	1,512	138,554	6.
7.	312	Boiler Plant Equipment	868,702	3,337	872,039	7.
8.	314	Turbogenerator Units	219,826	6,016	225,842	8.
9.	315	Accessory Electric Equipment	147,433	1,269	148,702	9.
10.	316	Miscellaneous Power Plant Equip	69,857	2,843	72,700	10.
11.	317	ARO for Steam Production	1,005	—	1,005	11.

12.		Total Steam Production Plant	$1,447,235	$14,977	$1,462,212	12.

		Nuclear Production Plant:
13.	320	Land and Land Rights	3,501	—	3,501	13.
14.	321	Structures and Improvements	659,897	748	660,645	14.
15.	322	Boiler Plant Equipment	1,080,757	2,147	1,082,904	15.
16.	323	Turbogenerator Units	354,591	417	355,008	16.
17.	324	Accessory Electric Equipment	273,904	70	273,974	17.
18.	325	Miscellaneous Power Plant Equip	137,936	214	138,150	18.
19.	326	ARO for Nuclear Production	46,282	—	46,282	19.

20.		Total Nuclear Production Plant	$2,556,868	$3,596	$2,560,464	20.

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(9 Months)	9/30/2007	No.
			(A)	(B)	(C)
		Hydraulic Production Plant:
1.	330	Land and Land Rights	$—	$—	$—	1.
2.	331	Structures and Improvements	—	—	—	2.
3.	332	Reservoirs, Dams and Waterways	—	—	—	3.
4.	333	Water Wheels, Turbines and Generators	—	—	—	4.
5.	334	Accessory Electric Equipment	—	—	—	5.
6.	335	Miscellaneous Power Plant Equip	—	—	—	6.
7.	336	Roads, Railroads and Bridges	—	—	—	7.
8.	337	ARO for Hydraulic Production	9,812	(3,909)	5,903	8.

9.		Total Hydraulic Production Plant	$9,812	$(3,909)	$5,903	9.

		Other Production Plant:
10.	340	Land and Land Rights	3,157	(2,247)	910	10.
11.	341	Structures and Improvements	59,291	312	59,603	11.
12.	342	Fuel Holders, Producers and Accessories	34,614	3,233	37,847	12.
13.	343	Prime Movers	598,431	(4,355)	594,076	13.
14.	344	Generators	528,969	14,537	543,506	14.
15.	345	Accessory Electric Equipment	80,732	3,730	84,462	15.
16.	346	Miscellaneous Power Plant Equip	7,484	123	7,607	16.

17.		Total Other Production Plant	$1,312,678	$15,333	$1,328,011	17.

18.		Total Production Plant	$5,326,593	$29,997	$5,356,590	18.

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

				Prior Year	Net	Test Year
Line	Account			Ended Bal.	Additions	Ended Bal.	Line
No.	No.		Account Description	12/31/2006	(9 Months)	9/30/2007	No.
				(A)	(B)	(C)
			Transmission Plant
1.	350	*	Land and Land Rights	$69,422	$7,305	$76,727	1.
2.	352	*	Structures and Improvements	34,758	1,244	36,002	2.
3.	353	*	Station Equipment	601,693	22,155	623,848	3.
4.	354	*	Towers and Fixtures	84,971	357	85,328	4.
5.	355	*	Poles and Fixtures	234,018	17,965	251,983	5.
6.	356	*	Overhead Conductors and Devices	290,250	34,768	325,018	6.
7.	357		Underground Conduit	17,841	1,100	18,941	7.
8.	358		Underground Conductors and Devices	26,918	1,606	28,524	8.

9.			Total Transmission Plant	$1,359,871	$86,500	$1,446,371	9.

			Distribution Plant:
10.	360		Land and Land Rights	36,978	7,562	44,540	10.
11.	361		Structures and Improvements	35,487	2,926	38,413	11.
12.	362		Station Equipment	306,525	14,982	321,507	12.
13.	364		Poles, Towers, and Fixtures	410,469	19,706	430,175	13.
14.	365		Overhead Conductors and Devices	263,186	8,514	271,700	14.
15.	366		Underground Conduit	555,564	17,905	573,469	15.
16.	367		Underground Conductors and Devices	1,109,083	105,936	1,215,019	16.
17.	368		Line Transformers	603,638	39,880	643,518	17.
18.	369		Services	298,982	5,386	304,368	18.
19.	370		Meters	171,202	9,184	180,386	19.
20.	371		Installations on Customers’ Premises	35,689	2,413	38,102	20.
21.	373		Street Lighting and Signal Systems	69,469	(176)	69,293	21.

22.			Total Distribution Plant	$3,896,272	$234,218	$4,130,490	22.

*	Excludes SCE 500kv Transmission Line

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

				Prior Year	Net	Test Year
Line	Account			Ended Bal.	Additions	Ended Bal.	Line
No.	No.		Account Description	12/31/2006	(9 Months)	9/30/2007	No.
				(A)	(B)	(C)
			General Plant
1.	389		Land and Land Rights	$10,628	$262	$10,890	1.
2.	390	**	Structures and Improvements	129,162	5,772	134,934	2.
3.	391	**	Office Furniture and Equipment	129,243	(2,168)	127,075	3.
4.	392	**	Transportation Equipment	26,137	2,284	28,421	4.
5.	393		Stores Equipment	1,238	—	1,238	5.
6.	394		Tools, Shop and Garage Equipment	17,996	1,986	19,982	6.
7.	395		Laboratory Equipment	1,745	150	1,895	7.
8.	396		Power Operated Equipment	17,537	(1,632)	15,905	8.
9.	397	*	Communication Equipment	108,122	10,141	118,263	9.
10.	398		Miscellaneous Equipment	10,803	(443)	10,360	10.

11.			Total General Plant	$452,611	$16,352	$468,963	11.

			SCE 500kv Transmission Line
12.	350		Land and Land Rights	2,322	—	2,322	12.
13.	352		Structures and Improvements	410	—	410	13.
14.	353		Station Equipment	7,957	(41)	7,916	14.
15.	354		Towers and Fixtures	13,753	—	13,753	15.
16.	355		Poles and Fixtures	930	—	930	16.
17.	356		Overhead Conductors and Devices	22,686	253	22,939	17.

18.			Total SCE Transmission Line	$48,058	$212	$48,270	18.

*	Excludes SCE 500kv Transmission Line

**	Includes Capitalized Leases

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 09/30/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(9 Months)	9/30/2007	No.
			(A)	(B)	(C)
		SCE 500kv — General Plant
1.	397	Communication Equipment	$685	$—	$685	1.

2.		Total SCE 500kv Line	$48,743	$212	$48,955	2.

3.		Total Plant in Service - 101	$11,398,449	$398,812	$11,797,261	3.

4.		Total Net Plant Includible in Rate Base (a)	$11,398,449	$398,812	$11,797,261	4.

Supporting Schedules:	Recap Schedule:
N/A	(a) E-5, page 1 of 6
Schedule E-5

SCHEDULE E-6 DOES NOT APPLY

ARIZONA PUBLIC SERVICE COMPANY
ELECTRIC OPERATING STATISTICS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	09/30/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
1.	kWh Sales (thousands)				1.
2.	Residential	13,660,221	12,901,612	12,226,989	2.
3.	Commercial	12,725,622	12,251,092	11,746,181	3.
4.	Industrial	2,422,621	2,457,532	2,391,372	4.
5.	Irrigation	26,047	24,977	23,205	5.
6.	Public Street and Highway Lighting	122,404	122,429	112,437	6.
7.	Other Sales to Public Authorities	3,235	3,341	3,568	7.

8.	Total Sales to Ultimate Consumers	28,960,150	27,760,983	26,503,752	8.
9.	Sales for Resale — Requirements Customers	944,531	878,200	837,704	9.
10.	Sales for Resale — Other Customers	7,493,961	11,166,045	18,984,588	10.

11.	Total Sales for Resale	8,438,492	12,044,245	19,822,292	11.

12.	Total kWh Sales	37,398,642	39,805,228	46,326,044	12.

13.	Average Number of Customers				13.
14.	Residential	960,137	936,464	896,472	14.
15.	Commercial	114,179	110,547	106,374	15.
16.	Industrial	3,586	3,525	3,458	16.
17.	Irrigation	338	346	336	17.
18.	Public Street and Highway Lighting	900	831	809	18.
19.	Other Sales to Public Authorities	173	182	191	19.

20.	Total Retail Consumers	1,079,313	1,051,895	1,007,640	20.
21.	Sales for Resale — Requirements Customers	14	14	17	21.

22.	Total Customers	1,079,327	1,051,909	1,007,657	22.

23.	Average kWh Use (Annual)				23.
24.	Residential	14,227	13,777	13,639	24.
25.	Commercial	111,453	110,822	110,423	25.
26.	Industrial	675,578	697,172	691,548	26.
27.	Irrigation	77,062	72,188	69,063	27.
28.	Public Street and Highway Lighting	136,004	147,327	138,983	28.
29.	Other Sales to Public Authorities	18,699	18,357	18,681	29.
30.	Sales for Resale — Requirements Customers	67,466,500	62,728,571	49,276,706	30.

31.	Average Annual Revenue per Residential Customer				31.
32.	Annual Revenue	1,448.31	1,343.26	1,202.96	32.
33.	Revenue per kWh (Cents)	10.18	9.75	8.82	33.

34.	Direct Production Expense per kWh Sold (Cents)	4.40	4.51	4.02	34.
35.	Direct Transmission Expense per kWh Sold (Cents)	0.13	0.10	0.08	35.

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-7

ARIZONA PUBLIC SERVICE COMPANY
TAXES CHARGED TO OPERATIONS
TEST YEAR ENDED 09/30/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	09/30/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
	Federal Taxes:
1.	Income	$119,389	$115,546	$83,777	1.

2.	F.I.C.A.*	21,896	20,942	17,797	2.

3.	Deferred Income Taxes	8,072	5,852	54,011	3.

4.	Total	149,357	142,340	155,585	4.

	State Taxes:
5.	Ad Valorem**	131,864	127,033	124,583	5.

6.	Sales	408	940	1,195	6.

7.	Income	23,670	21,563	9,228	7.

8.	Deferred Income Taxes	1,608	1,165	10,257	8.

9.	Total	157,550	150,701	145,263	9.

10.	Total Taxes	$306,907	$293,041	$300,848	10.

*	Includes payroll related taxes charged to others.

**	Includes local taxes.

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-8

ARIZONA PUBLIC SERVICE COMPANY
NOTES TO FINANCIAL STATEMENTS
TEST YEAR ENDED 09/30/2007
See the attached Arizona Public Service Company Form 10-Q filed with the Securities and Exchange Commission for the period ended September 30,2007. The notes to the financial statements are contained on pages 9 through 31 and pages 37 through 41 of the document.
[Form 10-Q omitted]

Supporting Schedules	Recap Schedules
NIA	NIA
Schedule E-9

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED INCOME STATEMENTS
PRESENT RATES AND WITH PROPOSED RATE INCREASE
TEST YEAR ENDED 09/30/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Test Year (a)	Projected Years (b)
		Actual	Present Rates	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		12 Mo. Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	09/30/2007	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
1.	Electric operating revenues	$2,883,189	$2,936,277	$3,124,146	$3,225,896	$3,380,901	$3,368,050	$3,665,311	1.
2.	Fuel and purchased power	1,115,875	1,151,392	1,241,096	1,246,026	1,307,796	1,233,514	1,304,752	2.

3.	Operating revenues less fuel and purchased power	1,767,314	1,784,885	1,883,050	1,979,870	2,073,105	2,134,536	2,360,559	3.

	Other Operating Expenses:
4.	Operations and maintenance excluding fuel and purchased power *	680,263	710,077	788,002	833,256	874,294	833,256	874,294	4.
5.	Depreciations and Amortization	361,297	365,430	386,571	410,599	446,526	410,599	446,526	5.
6.	Income taxes	152,739	155,735	156,452	155,100	152,920	217,215	271,063	6.
7.	Other taxes	132,288	127,648	133,819	142,863	143,970	142,863	143,970	7.

8.	Operating income	440,727	425,995	418,206	438,052	455,395	530,603	624,706	8.

	Other Income (Deductions):
9.	Income taxes	4,944	4,578	4,887	6,041	7,352	6,104	7,467	9.
10.	Allowance for equity funds used during construction	18,574	21,195	19,978	20,422	19,477	20,422	19,477	10.
11.	Other income	21,976	16,727	5,820	2,125	1,309	2,347	1,764	11.
12.	Other expenses	(24,508)	(21,630)	(19,052)	(18,809)	(21,692)	(18,809)	(21,692)	12.

13.	Total	20,986	20,870	11,633	9,779	6,446	10,064	7,016	13.

14.	Income Before Interest Deductions	461,713	446,865	429,839	447,831	461,841	540,667	631,722	14.

	Interest Deductions
15.	Interest on long-term debt	161,632	161,030	165,479	183,433	201,424	182,242	191,480	15.
16.	Interest on short-term borrowings	8,828	9,564	18,391	14,192	13,996	12,622	11,985	16.
17.	Debt discount, premium and expense	4,576	4,639	3,824	3,885	3,943	3,885	3,943	17.
18.	Allowance for borrowed funds used during construction	(9,847)	(12,308)	(16,703)	(16,301)	(15,547)	(16,301)	(15,547)	18.

19.	Total	165,189	162,925	170,991	185,209	203,816	182,448	191,861	19.

20.	Net Income	$296,524	$283,940	$258,848	$262,622	$258,025	$358,219	$439,861	20.

21.	Earnings per Share of Average Common Stock Outstanding **	$4.16	N/A	N/A	N/A	N/A	N/A	N/A	21.

22.	% Return on Average Common Equity	9.2%	8.7%	7.2%	6.8%	6.1%	9.1%	9.9%	22.

23.	Average Common Equity	3,219,482	3,266,294	3,593,840	3,888,188	4,247,506	3,939,662	4,440,907	23.

Notes:
*	Includes expenses related to Renewable Energy Standard and Demand Side Management programs.

**	Optional for projected years. Line 22 is calculated using the common stock shares of Arizona Public Service Company. APS’s common stock shares have remained constant at 71.3 million, even though Pinnacle West has increased its equity investment in APS, and are wholly owned by Pinnacle West Capital Corp. Pinnacle West’s common stock is publicly held and the PNW share count is more indicative of the increasing equity investment needed to support APS’s investment to serve its customers. APS’s earnings per share of Pinnacle West diluted common stock outstanding was $2.95 for the test year ended 9/30/2007.

Supporting Schedules:	Recap Schedules:
(a) E-2	(b) A-2
Schedule F-1

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED CHANGES IN FINANCIAL POSITION
PRESENT RATES AND WITH PROPOSED RATE INCREASE
TEST YEAR ENDED 09/30/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Test Year (a)	Projected Years (b)
		Actual	Present Rates	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		12 Mo. Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	09/30/2007	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Cash Flows from Operations
1.	Net Income	$296,524	$283,940	$258,848	$262,622	$258,025	$358,219	$439,861	1.
2.	Items Not Requiring Cash:								2.
3.	Depreciation and amortization including nuclear fuel	393,455	395,890	420,485	451,745	512,519	451,745	512,519	3.
4.	Allowance for equity funds used during construction	(18,574)	(21,195)	(19,978)	(20,422)	(19,477)	(20,422)	(19,477)	4.
5.	Deferred income taxes	6,775	(44,478)	(21,542)	8,238	(21,213)	13,251	(19,836)	5.
6.	Changes in mark-to-market valuations	(2,952)	—	—	—	—	—	—	6.
7.	Deferred fuel and purchased power	(210,156)	(181,766)	(87,002)	(145,970)	(190,958)	(84,946)	(74,671)	7.
8.	Deferred fuel and purchased power amortization	268,887	231,106	185,774	166,488	196,294	92,729	76,510	8.
9.	Other	(64,720)	120,293	(34,050)	38,150	(52,697)	31,045	(59,810)	9.

10.	Net cash provided	669,239	783,790	702,535	760,851	682,493	841,621	855,096	10.

	Cash Flow from Investing Activities:
11.	Capital expenditures (c) *	(858,519)	(899,122)	(1,006,552)	(1,067,878)	(952,685)	(1,067,878)	(952,685)	11.
12.	Allowance for borrowed funds used during construction	(9,847)	(12,308)	(16,703)	(16,301)	(15,547)	(16,301)	(15,547)	12.
13.	Purchases of investment securities	(735,933)	(36,525)	—	—	—	—	—	13.
14.	Proceeds from sale of investment securities	939,250	69,225	—	—	—	—	—	14.
15.	Proceeds from nuclear decommissioning trust sales	286,838	—	—	—	—	—	—	15.
16.	Investment in nuclear decommissioning trust	(307,580)	(20,742)	(19,210)	(19,210)	(19,210)	(19,210)	(19,210)	16.
17.	Other	(1,079)	—	—	—	—	—	—	17.

18.	Net cash used	(686,870)	(899,472)	(1,042,465)	(1,103,389)	(987,442)	(1,103,389)	(987,442)	18.

	Cash Flows from Financing:
19.	Issuance of long-term debt	—	—	300,000	380,000	222,317	300,000	49,454	19.
20.	Short-term borrowings-net	150,000	218,000	(213,111)	140,080	(3,112)	139,308	(2,861)	20.
21.	Equity infusion	42,368	39,548	402,617	22,458	315,744	22,460	315,753	21.
22.	Dividends paid on common stock	(170,000)	(170,000)	(200,000)	(200,000)	(230,000)	(200,000)	(230,000)	22.
23.	Repayment and reacquisition of long-term debt	(85,020)	(1,586)	(1,726)	—	—	—	—	23.

24.	Net cash provided	(62,652)	85,962	287,780	342,538	304,949	261,768	132,346	24.

25.	Net increase (decrease) in cash and cash equivalents	(80,283)	(29,720)	(52,150)	—	—	—	—	25.
26.	Cash and cash equivalents at beginning of period	117,693	81,870	52,150	—	—	—	—	26.

27.	Cash and cash equivalents at end of period	$37,410	$52,150	$—	$—	$—	$—	$—	27.

Notes:
*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
(a) E-3 (c) F-3	(b) A-5
Schedule F-2

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED CAPITAL EXPENDITURES
TEST YEAR ENDED 09/30/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Year to Date	Projected Years
Line		12 Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	09/30/2007	12/31/2007	12/31/2008	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)
	Electric:
1.	Production Plant:	$314,568	$352,363	$378,551	$384,639	$370,585	1.
2.	Transmission:	147,484	136,101	208,552	316,719	287,658	2.
3.	Distribution:	334,823	343,225	254,829	168,949	136,919	3.
4.	General:	63,745	64,942	162,198	194,832	154,532	4.

5.	Total Construction Expenditures (a) *	860,620	896,631	1,004,130	1,065,139	949,694	5.
6.	Property Taxes Capitalized	2,242	2,491	2,422	2,739	2,991	6.

7.	Capital Expenditures (b)	862,862	899,122	1,006,552	1,067,878	952,685	7.
8.	Allowance for Equity Funds Used During Construction	18,574	21,195	19,978	20,422	19,477	8.
9.	Allowance for Borrowed Funds Used During Construction	9,847	12,308	16,703	16,301	15,547	9.

10.	Total Capital Expenditures with AFUDC	$891,283	$932,625	$1,043,233	$1,104,601	$987,709	10.

Notes:
*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-4
(b) F-2
Schedule F-3

ARIZONA PUBLIC SERVICE COMPANY
ASSUMPTIONS USED IN DEVELOPING PROJECTIONS
TEST YEAR ENDED 09/30/2007

Line			Line
No.	Item		No.
	A.	Customer Growth:
1.		Retail customer growth for the period 2008-2010 is forecasted to grow at an annual average rate of 3.1%.	1.

	B.	Growth in Retail Energy and Retail Peak Demand
2.		Retail energy sales, assuming normal weather, for the period 2008 to 2010 are forecasted to grow at an annual average rate	2.
3.		of 3.0%. Retail Own Load summer peak demand for the same period is projected to grow at an annual average rate of 3.1%,	3.
4.		assuming normal weather.	4.

	C.	Wholesale and Economy Interchange Sales
5.		Firm wholesale sales and peak demand for requirement-to-serve customers are forecasted per existing contracts. The	5.
6.		Company sells energy on an economy interchange basis on a short-term basis from time to time. Such sales are made	6.
7.		at prices above the Company’s variable costs to generate energy.	7.

	D.	Base Fuel Charge, PSA & PCCF Revenues
8.		Base Fuel Charge reflects 3.2491 cents / kWh in 2008 to 2010 consistent with Decision No. 69663. Forecast further assumes	8.
9.		PSA Annual Adjustor mechanisms are in effect and a new Forward Adjustor is set each year reflecting that year’s anticipated	9.
10.		fuel and purchased power costs in excess of the Base Fuel Rate. The Forward Adjustor is reset annually with the first billing	10.
11.		cycle in February. In 2009 consistent with a 14.07% base rate increase the Base Fuel Rate increases to 3.66 cents/ kWh in the	11.
12.		proposed rates forecast.	12.

	E.	Fuel
13.		Fuel costs are based on projected sales, forward contract and market fuel prices and projected operating availability factors	13.
14.		of power plants. Fuel costs reflect use of the PSA cost deferral and annual adjustor recovery mechanism approved in	14.
15.		Decision No. 69663.	15.

	F.	Operations & Maintenance Expenses
16.		The level of expenses reflect increases that are related to inflation and increased benefits costs, the current trend of increased	16.
17.		customers and additional requirements related to the safe and reliable operation of power plants and the delivery system.	17.

	G.	Construction Expenditures
18.		The level of expenditures is primarily driven by customer, sales, and load growth, maintaining reliability, and legal and regulatory	18.
19.		requirements, including environmental requirements and the Renewable Energy Standard. Construction Expenditures are reduced	19.
20.		for impacts related to contributions in aid of construction (CIAC) consistent with Decision No. 70185 under service and line	20.
21.		extensions Schedule 3 effective on January, 2008. See SFR Schedule F-3.	21.

	H.	Capital Structure Changes
22.		Capital Structure and Financing are shown on Schedules A-3, D-1, D-2, D-3 and F-2.	22.

	I.	Financing and Regulatory
23.		Forecasted Interest Rates:	23.
24.		Variable Rate Pollution Control Bonds - 3.29% in 2008, 3.29% in 2009, 3.64% in 2010	24.
25.		Commercial Paper - 5.2% in 2008, 5.2% in 2009, 5.35% in 2010	25.
26.		New Long-Term Unsecured Debt - 6.25% in 2008, 6.50% in 2009, 6.75% in 2010	26.
27.		Pinnacle West decides and is able to issue $400 million of common stock in 2008 and $300 million in 2010 and	27.
28.		the net proceeds are infused into APS in the year issued.	28.
29.		The proposed rates from this case are effective on July 1, 2009	29.
30.		The Commission allows APS to pass increases to the TCA to retail customers immediately after they are approved by the FERC	30.
Schedule F-4

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE SUMMARY — PRESENT RATES
RATES OF RETURN BY CUSTOMER CLASSIFICATION
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						Total ACC Jurisdiction
		Total	Total ACC					General				Street		Dusk to
		Company	Jurisdiction		All Other	Residential		Service		Water Pumping		Lighting		Dawn
		(A)	(B)		(C)	(D)		(E)		(F)		(G)		(H)
1.a.	Revenues from Rates	2,691,140	2,642,483	(a)	48,657	1,360,044	(a)	1,232,885	(a)	24,907	(a)	17,308	(a)	7,339	(a)
1.b.	Other Revenues	116,023	90,078		25,945	45,402		40,509		817		3,086		264

2.	Expenses	2,453,788	2,425,615	(b)	28,173	1,274,623	(b)	1,103,121	(b)	22,410	(b)	20,351	(b)	5,110	(b)

3.	Operating Income Before Income Taxes	353,375	306,946		46,429	130,823		170,273		3,314		43		2,493

4.	Income Taxes	68,133	59,455		8,678	19,078		39,412		906		(575)		634

5.	Net Operating Income	285,242	247,491		37,751	111,745		130,861		2,408		618		1,859

6.	Rate Base	6,171,157	5,331,389	(c)	839,768	2,931,564	(c)	2,280,515	(c)	29,793	(c)	62,128	(c)	27,389	(c)

7.	Rate of Return	4.62%	4.64%		4.50%	3.81%		5.74%		8.08%		0.99%		6.79%

Supporting Schedules:	Recap Schedules:
(a) H-1	N/A
(b) G-4
(c) G-3
Schedule G-1

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE SUMMARY — PROPOSED RATES
RATES OF RETURN BY CUSTOMER CLASSIFICATION
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

						Total ACC Jurisdiction
		Total	Total ACC					General				Street		Dusk to
		Company	Jurisdiction		All Other	Residential		Service		Water Pumping		Lighting		Dawn
		(A)	(B)		(C)	(D)		(E)		(F)		(G)		(H)
1.a.	Revenues from Rates	3,062,852	3,014,195	(a)	48,657	1,570,742	(a)	1,387,494	(a)	26,520	(a)	20,676	(a)	8,763	(a)
1.b.	Other Revenues	116,023	90,078		25,945	45,402		40,509		817		3,086		264

2.	Expenses	2,453,788	2,425,615	(b)	28,173	1,274,623	(b)	1,103,121	(b)	22,410	(b)	20,351	(b)	5,110	(b)

3.	Operating Income Before Income Taxes	725,087	678,658		46,429	341,521		324,882		4,927		3,411		3,917

4.	Income Taxes	214,442	205,764		8,678	102,010		100,267		1,541		751		1,195

5.	Net Operating Income	510,645	472,894		37,751	239,511		224,615		3,386		2,660		2,722

6.	Rate Base	6,171,157	5,331,389	(c)	839,768	2,931,564	(c)	2,280,515	(c)	29,793	(c)	62,128	(c)	27,389	(c)

7.	Rate of Return	8.27%	8.87%		4.50%	8.17%		9.85%		11.37%		4.28%		9.94%

Supporting Schedules:	Recap Schedules:
(a) H-1	N/A
(b) G-4
(c) G-3
Schedule G-2

ARIZONA PUBLIC SERVICE COMPANY
RATE BASE ALLOCATIONS TO CLASSES OF SERVICE
TOTAL RATE BASE
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line	Class of	Production -		Transmission	Transmission	Distribution		Distribution		Distribution		Distribution		Distribution		Total	Total	Total		Total
No.	Service	Demand		Substation	Lines	Substation		OH Primary		OH Secondary		UG Lines		Line TXFs		Demand	Demand %	Energy		Energy %
		(A)		(B)	(C)	(D)		(E)		(F)		(G)		(H)		(I)	(J)	(K)		(L)
1.	Residential	1,365,008		0	0	135,024		180,053		80,843		620,766		246,540		2,628,234	54.37%	27,522		47.71%
2.	General Service	1,242,960		0	0	115,344		152,760		23,455		473,966		143,574		2,152,059	44.52%	29,175		50.58%
3.	Water Pumping	24,769		0	0	2,238		2,984		0		0		845		30,836	0.64%	684		1.19%
4.	Street Lighting	10,500		0	0	988		1,318		558		4,502		1,061		18,927	0.39%	249		0.43%
5.	Dusk to Dawn	2,154		0	0	204		272		115		932		219		3,896	0.08%	52		0.09%

6.	Total	2,645,391	(b)(c)	0	0	253,798	(b)(c)	337,387	(b)(c)	104,971	(b)(c)	1,100,166	(b)(c)	392,239	(b)(c)	4,833,952	100.00%	57,682	(b)(c)	100.00%

	Class of	Cust. Advances		Distribution		Distribution		Distribution		Customer		Dusk to		Street		Customer				Total	Total
	Service	& Deposits		OH Services		UG Services		Meters		Accounts		Dawn		Lighting		Service & Info		Sales		Customer	Customer %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)		(J)	(K)
7.	Residential	(85,874)		26,281		141,114		89,940		29,564		0		0		2,641		9,246		212,912	78.24%
8.	General Service	(61,905)		4,121		15,169		34,386		3,630		0		0		324		1,135		(3,140)	-1.15%
9.	Water Pumping	(5,535)		144		0		942		46		0		0		4		14		(4,385)	-1.61%
10.	Street Lighting	(1,132)		0		0		0		28		0		44,262		3		9		43,170	15.86%
11.	Dusk to Dawn	(213)		0		0		0		267		23,410		0		24		84		23,572	8.66%

12.	Total	(154,659	)(b)(c)	30,546	(b)(c)	156,283	(b)(c)	125,268	(b)(c)	33,535	(b)(c)	23,410	(b)(c)	44,262	(b)(c)	2,996	(b)(c)	10,488	(b)(c)	272,129	100.00%

	Class of	Total		Total	Total System	Total System	TOTAL	TOTAL
	Service	Reg. Assets		Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)	ACC JURIS. %
		(A)		(B)	(C)	(D)	(E)	(F)
13.	Residential	62,896		37.52%	0	0.00%	2,931,564	54.98%
14.	General Service	102,421		61.10%	0	0.00%	2,280,515	42.78%
15.	Water Pumping	2,658		1.59%	0	0.00%	29,793	0.56%
16.	Street Lighting	(218)		-0.13%	0	0.00%	62,128	1.17%
17.	Dusk to Dawn	(131)		-0.08%	0	0.00%	27,389	0.51%

18.		167,626	(b)(c)	100.00%	0	0.00%	5,331,389	100.00%

Supporting Schedules:	Recap Schedules:
(b) G-5	(a) G-1 & G-2
(c) G-7
Schedule G-3

ARIZONA PUBLIC SERVICE COMPANY
EXPENSE ALLOCATION TO CLASSES OF SERVICE
OPERATING EXPENSES EXCLUDING INCOME TAXES
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line	Class of	Production -		Transmission		Transmission		Distribution		Distribution		Distribution		Distribution		Distribution		Total	Total	Total		Total
No.	Service	Demand		Substation		Lines		Substation		OH Primary		OH Secondary		UG Lines		Line TXFs		Demand	Demand %	Energy		Energy %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)	(J)	(K)		(L)
1.	Residential	295,212		0		57,411		8,746		27,615		11,738		62,606		23,343		486,671	53.55%	608,788		47.94%
2.	General Service	266,549		0		43,709		13,247		23,429		3,406		47,807		13,594		411,741	45.32%	640,228		50.42%
3.	Water Pumping	5,175		0		551		257		459		0		0		78		6,520	0.72%	14,794		1.17%
4.	Street Lighting	2,099		0		0		114		202		81		455		100		3,051	0.34%	4,961		0.39%
5.	Dusk to Dawn	431		0		0		23		42		17		92		21		626	0.07%	977		0.08%

6.	Total	569,466	(a)(b)	0	(a)(b)	101,671	(a)(b)	22,387	(a)(b)	51,747	(a)(b)	15,242	(a)(b)	110,960	(a)(b)	37,136	(a)(b)	908,609	100.00%	1,269,748	(a)(b)	100.00%

	Class of	Distribution		Distribution		Distribution		Customer		Dusk to		Street		Customer				Total	Total
	Service	OH Services		UG Services		Meters		Accounts		Dawn		Lighting		Service & Info		Sales		Customer	Customer %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)	(J)
7.	Residential	3,822		14,288		28,515		81,214		0		0		6,072		22,318		156,229	78.59%
8.	General Service	599		1,536		10,902		9,972		0		0		746		2,740		26,495	13.33%
9.	Water Pumping	21		0		299		127		0		0		9		35		491	0.25%
10.	Street Lighting	0		0		0		75		0		12,009		6		21		12,111	6.09%
11.	Dusk to Dawn	0		0		0		734		2,468		0		55		202		3,459	1.74%

12.	Total	4,442	(a)(b)	15,824	(a)(b)	39,716	(a)(b)	92,122	(a)(b)	2,468	(a)(b)	12,009	(a)(b)	6,888	(a)(b)	25,316	(a)(b)	198,785	100.00%

	Class of	Total		Total	Total System		Total System	TOTAL	TOTAL
	Service	Reg. Assets		Reg. Assets %	Benefits		Benefits %	ACC JURIS. (c)	ACC JURIS. %
		(A)		(B)	(C)		(D)	(E)	(F)
13.	Residential	(2,800)		52.96%	25,735		47.87%	1,274,623	52.55%
14.	General Service	(2,457)		46.47%	27,114		50.44%	1,103,121	45.48%
15.	Water Pumping	(30)		0.57%	635		1.18%	22,410	0.92%
16.	Street Lighting	0		0.00%	228		0.42%	20,351	0.84%
17.	Dusk to Dawn	0		0.00%	48		0.09%	5,110	0.21%

18.	Total	(5,287)	(a)(b)	100.00%	53,760	(a)(b)	100.00%	2,425,615	100.00%

Supporting Schedules:	Recap Schedules:
(a) G-6	(c) G-1 & G-2
(b) G-7
Schedule G-4

ARIZONA PUBLIC SERVICE COMPANY
DISTRIBUTION OF RATE BASE BY FUNCTION
TOTAL RATE BASE
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line	Plant	Production -	Transmission	Transmission	Distribution	Distribution	Distribution	Distribution	Distribution	Total	Total
No.	Classification	Demand	Substation	Lines	Substation	OH Primary	OH Secondary	UG Lines	Line TXFs	Demand	Demand %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
1.	Production — Demand	2,645,391	0	0	0	0	0	0	0	2,645,391	54.73%
2.	Transmission Substation	0	0	0	0	0	0	0	0	0	0.00%
3.	Transmission Lines	0	0	0	0	0	0	0	0	0	0.00%
4.	Distribution Substation	0	0	0	253,798	0	0	0	0	253,798	5.25%
5.	Distribution OH Primary	0	0	0	0	337,387	0	0	0	337,387	6.98%
6.	Distribution OH Secondary	0	0	0	0	0	104,971	0	0	104,971	2.17%
7.	Distribution UG Lines	0	0	0	0	0	0	1,100,166	0	1,100,166	22.76%
8.	Distribution Line TXFs	0	0	0	0	0	0	0	392,239	392,239	8.11%

9.	Total	2,645,391	0	0	253,798	337,387	104,971	1,100,166	392,239	4,833,952	100.00%

	Plant	Cust. Advances	Distribution	Distribution	Distribution	Customer	Dusk to	Street	Customer		Total	Total
	Classification	& Deposits	OH Services	UG Services	Meters	Accounts	Dawn	Lighting	Service & Info	Sales	Customer	Customer %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)
10.	Cust. Advances & Deposit	(154,659)	0	0	0	0	0	0	0	0	(154,659)	-56.82%
11.	Distribution OH Services	0	30,546	0	0	0	0	0	0	0	30,546	11.22%
12.	Distribution UG Services	0	0	156,283	0	0	0	0	0	0	156,283	57.43%
13.	Distribution Meters	0	0	0	125,268	0	0	0	0	0	125,268	46.03%
14.	Customer Accounts	0	0	0	0	33,535	0	0	0	0	33,535	12.32%
15.	Dusk to Dawn	0	0	0	0	0	23,410	0	0	0	23,410	8.60%
16.	Street Lighting	0	0	0	0	0	0	44,262	0	0	44,262	16.27%
17.	Customer Service & Info	0	0	0	0	0	0	0	2,996	0	2,996	1.10%
18.	Sales	0	0	0	0	0	0	0	0	10,488	10,488	3.85%

19.	Total	(154,659)	30,546	156,283	125,268	33,535	23,410	44,262	2,996	10,488	272,129	100.00%

	Plant	Total	Total	Total	Total	Total System	Total System	TOTAL
	Classification	Energy	Energy %	Reg. Assets	Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
20.	Production — Energy	57,682	100.00%
21.	Regulatory Assets			167,626	100.00%
22.	System Benefits					0	100.00%
23.	TOTAL ACC							5,331,389

Supporting Schedules:	Recap Schedules:
N/A	(a) G-3
Schedule G-5

ARIZONA PUBLIC SERVICE COMPANY
DISTRIBUTION OF EXPENSES BY FUNCTION
OPERATING EXPENSES EXCLUDING INCOME TAXES
ADJUSTED TEST YEAR ENDED 09/30/2007
(Thousands of Dollars)

Line	Plant	Production -	Transmission	Transmission	Distribution	Distribution	Distribution	Distribution	Distribution	Total	Total
No.	Classification	Demand	Substation	Lines	Substation	OH Primary	OH Secondary	UG Lines	Line TXFs	Demand	Demand %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
1.	Production — Demand	569,466	0	0	0	0	0	0	0	569,466	62.67%
2.	Transmission Substation	0	0	0	0	0	0	0	0	0	0.00%
3.	Transmission Lines	0	0	101,671	0	0	0	0	0	101,671	11.19%
4.	Distribution Substation	0	0	0	22,387	0	0	0	0	22,387	2.46%
5.	Distribution OH Primary	0	0	0	0	51,746	0	0	0	51,746	5.70%
6.	Distribution OH Secondary	0	0	0	0	0	15,243	0	0	15,243	1.68%
7.	Distribution UG Lines	0	0	0	0	0	0	110,960	0	110,960	12.21%
8.	Distribution Line TXFs	0	0	0	0	0	0	0	37,136	37,136	4.09%

9.	Total	569,466	0	101,671	22,387	51,746	15,243	110,960	37,136	908,609	100.00%

	Plant	Distribution	Distribution	Distribution	Customer	Dusk to	Street	Customer		Total	Total
	Classification	OH Services	UG Services	Meters	Accounts	Dawn	Lighting	Service & Info	Sales	Customer	Customer %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
10.	Distribution OH Services	4,442	0	0	0	0	0	0	0	4,442	2.23%
11.	Distribution UG Services	0	15,824	0	0	0	0	0	0	15,824	7.96%
12.	Distribution Meters	0	0	39,716	0	0	0	0	0	39,716	19.98%
13.	Customer Accounts	0	0	0	92,122	0	0	0	0	92,122	46.34%
14.	Dusk to Dawn	0	0	0	0	2,468	0	0	0	2,468	1.24%
15.	Street Lighting	0	0	0	0	0	12,009	0	0	12,009	6.04%
16.	Customer Service & Info	0	0	0	0	0	0	6,888	0	6,888	3.47%
17.	Sales	0	0	0	0	0	0	0	25,316	25,316	12.74%

18.	Total	4,442	15,824	39,716	92,122	2,468	12,009	6,888	25,316	198,785	100.00%

	Plant	Total Production -	Total	Total	Total	Total System	Total System	TOTAL
	Classification	Energy	Energy %	Reg. Assets	Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
19.	Production — Energy	1,269,748	100.00%
20.	Regulatory Assets			(5,287)	100.00%
21.	System Benefits					53,760	100.00%
22.	TOTAL ACC							2,425,615

Supporting Schedules:	Recap Schedules:
N/A	(a) G-4
Schedule G-6

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

		Total	Total ACC	All	Total		General	E-38,221	Street	Dusk to
		Company	Jurisdiction	Other	Retail	Residential	Service	(Water Pumping)	Lighting	Dawn
Factor	Definition and Application of Allocation Factor	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
1. DEMPROD1	Average & Excess @ Generation — Retail [4CP Juris.]	1.0000	0.9826	0.0174	0.9826	0.5070	0.4617	0.0092	0.0039	0.0008
	Production Demand	100.00%	98.26%	1.74%	98.26%	50.70%	46.17%	0.92%	0.39%	0.08%

2. DEMPROD6	Specific Assignment	100	0	100	0	0	0	0	0	0
	Ancillary Service — Scheduling & Dispatch	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3. DEMTRAN1	Specific Assignment	100	0	100	0	0	0	0	0	0
	Transmission Substation	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4. DEMTRAN3	Specific Assignment	100	0	100	0	0	0	0	0	0
	Transmission Lines	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5. DEMTRAN4	Specific Assignment	100	0	100	0	0	0	0	0	0
	SCE Specific	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6. DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	8,282,969	8,282,969	0	8,282,969	4,406,662	3,764,357	73,029	32,255	6,666
	Distribution Substation	100.00%	100.00%	0.00%	100.00%	53.19%	45.46%	0.88%	0.39%	0.08%

7. DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	8,094,360	8,094,360	0	8,094,360	4,319,707	3,664,913	71,588	31,618	6,534
	Distribution OH Primary Lines	100.00%	100.00%	0.00%	100.00%	53.36%	45.29%	0.88%	0.39%	0.08%

8. DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	5,644,660	5,644,660	0	5,644,660	4,347,226	1,261,234	0	30,000	6,200
	Distribution OH Secondary Lines	100.00%	100.00%	0.00%	100.00%	77.02%	22.34%	0.00%	0.53%	0.11%

9. DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	8,022,773	8,022,773	0	8,022,773	4,319,708	3,664,913	0	31,618	6,534
	Distribution UG Primary Lines	100.00%	100.00%	0.00%	100.00%	53.85%	45.68%	0.00%	0.39%	0.08%

10. DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	5,644,660	5,644,660	0	5,644,660	4,347,226	1,261,234	0	30,000	6,200
	Distribution UG Secondary Lines	100.00%	100.00%	0.00%	100.00%	77.02%	22.34%	0.00%	0.53%	0.11%

11. DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	11,734,255	11,734,255	0	11,734,255	7,317,986	4,261,678	116,580	31,501	6,510
	Distribution OH Line Transformers	100.01%	100.01%	0.00%	100.01%	62.37%	36.32%	0.99%	0.27%	0.06%

12. DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	11,617,675	11,617,675	0	11,617,675	7,317,986	4,261,678	0	31,501	6,510
	Distribution UG Line Transformers	99.99%	99.99%	0.00%	99.99%	62.98%	36.68%	0.00%	0.27%	0.06%

13. CUSTOH1	Weighted Customer Costs for Distribution Services ($)	553,449	553,449	0	553,449	476,170	74,673	2,606	0	0
	Distribution OH Services	100.00%	100.00%	0.00%	100.00%	86.03%	13.50%	0.47%	0.00%	0.00%

Supporting Schedule:	Recap Schedule:
N/A	G-3 G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

		Total	Total ACC	All	Total		General	E-38,221	Street	Dusk to
		Company	Jurisdiction	Other	Retail	Residential	Service	(Water Pumping)	Lighting	Dawn
Factor	Definition and Application of Allocation Factor	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
14. CUSTUG1	Weighted Customer Costs for Distribution Services ($)	541,897	541,897	0	541,897	489,299	52,598	0	0	0
	Distribution UG Services	99.99%	99.99%	0.00%	99.99%	90.29%	9.70%	0.00%	0.00%	0.00%

15. DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	8,094,360	8,094,360	0	8,094,360	4,319,707	3,664,913	71,588	31,618	6,534
	Distribution Rents	100.00%	100.00%	0.00%	100.00%	53.36%	45.29%	0.88%	0.39%	0.08%

16. ENERGY1	Customer Class Energy @ Generation (MWH)	31,524,321	30,783,973	740,348	30,783,973	14,687,702	15,570,621	364,989	132,808	27,853
	Production — Energy	100.00%	97.65%	2.35%	97.65%	46.59%	49.39%	1.16%	0.42%	0.09%

17. ENERGY2	Weighted Hourly Energy Allocator @ Generation	100.00	97.65	2.35	97.65	47.96	48.13	1.14	0.35	0.07
	Production — Energy (Fuel and Purchased Power)	100.00%	97.65%	2.35%	97.65%	47.96%	48.13%	1.14%	0.35%	0.07%

18. CUST370	Weighted Costs for Distribution Meters ($)	1,354,990	1,344,697	10,293	1,344,697	965,469	369,116	10,112	0	0
	Distribution Meters	99.99%	99.23%	0.76%	99.23%	71.25%	27.23%	0.75%	0.00%	0.00%

19. CUST371	Dusk to Dawn Customer Class Specific	1	1	0	1	0	0	0	0	1
	Dusk to Dawn	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

20. CUST373	Street Lighting Customer Class Specific	1	1	0	1	0	0	0	1	0
	Street Lighting	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

21. CUSTNUM	Number of Customer Accounts	1,096,626	1,095,147	1,479	1,095,147	965,469	118,551	1,508	896	8,723
	Customer Accounts	99.99%	99.86%	0.13%	99.86%	88.04%	10.80%	0.14%	0.08%	0.80%

22. CUST910	Number of Customer Accounts	1,095,147	1,095,147	0	1,095,147	965,469	118,551	1,508	896	8,723
	Customer Service and Information	99.99%	99.99%	0.00%	99.99%	88.16%	10.81%	0.14%	0.08%	0.80%

23. CUST916	Number of Customer Accounts	1,096,626	1,095,147	1,479	1,095,147	965,469	118,551	1,508	896	8,723
	Sales Expense	100.00%	99.87%	0.13%	99.87%	88.04%	10.81%	0.14%	0.08%	0.80%

24. DEMREGAST	Average & Excess @ Generation — Retail [4CP Juris.]	1.0000	0.9826	0.0174	0.9826	0.5070	0.4617	0.0092	0.0039	0.0008
	Regulatory Asset — Demand Related	100.00%	98.26%	1.74%	98.26%	50.70%	46.17%	0.92%	0.39%	0.08%

25. ERGREGAST	Customer Class Energy @ Generation (MWH)	31,524,321	30,783,973	740,348	30,783,973	14,687,702	15,570,621	364,989	132,808	27,853
	Regulatory Asset — Energy Related	100.00%	97.65%	2.35%	97.65%	46.59%	49.39%	1.16%	0.42%	0.09%

26. ERGSYSBEN	Customer Class Energy @ Generation (MWH)	31,524,321	30,783,973	740,348	30,783,973	14,687,702	15,570,621	364,989	132,808	27,853
	System Benefits — Energy Related	100.00%	97.65%	2.35%	97.65%	46.59%	49.39%	1.16%	0.42%	0.09%

Supporting Schedule:	Recap Schedule:
N/A	G-3 G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

			E-20		E-30, E-32	E-32	E-32	E-32
		General	(Church Rate)	Time-of-Use	(0 - 20 kW)	(21 - 100 kW)	(101 - 400 kW)	(401+ kW)	E-34	E-35
		Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service
Factor	Definition and Application of Allocation Factor	(J)	(K)	(L)	(M)	(N)	(O)	(P)	(Q)	(R)
1. DEMPROD1	Average & Excess @ Generation — Retail [4CP Juris.]	0.4617	.0022	.0050	.0748	.1074	.1089	.1039	.0285	.0310
	Production Demand	46.17%	0.22%	0.50%	7.48%	10.74%	10.89%	10.39%	2.85%	3.10%

2. DEMPROD6	Specific Assignment	0	0	0	0	0	0	0	0	0
	Ancillary Service — Scheduling & Dispatch	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3. DEMTRAN1	Specific Assignment	0	0	0	0	0	0	0	0	0
	Transmission Substation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4. DEMTRAN3	Specific Assignment	0	0	0	0	0	0	0	0	0
	Transmission Lines	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5. DEMTRAN4	Specific Assignment	0	0	0	0	0	0	0	0	0
	SCE Specific	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6. DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	3,764,357	20,612	37,906	695,874	945,190	908,599	819,773	211,663	124,740
	Distribution Substation	45.46%	0.25%	0.46%	8.40%	11.41%	10.97%	9.90%	2.56%	1.51%

7. DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	3,664,913	20,205	37,104	682,143	926,441	888,007	795,562	203,259	112,192
	Distribution OH Primary Lines	45.29%	0.25%	0.46%	8.43%	11.45%	10.97%	9.83%	2.51%	1.39%

8. DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	1,261,234	0	14,570	572,635	674,029	0	0	0	0
	Distribution OH Secondary Lines	22.34%	0.00%	0.26%	10.14%	11.94%	0.00%	0.00%	0.00%	0.00%

9. DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	3,664,913	20,205	37,104	682,143	926,441	888,007	795,562	203,259	112,192
	Distribution UG Primary Lines	45.68%	0.25%	0.46%	8.50%	11.55%	11.07%	9.92%	2.53%	1.40%

10. DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	1,261,234	0	14,570	572,635	674,029	0	0	0	0
	Distribution UG Secondary Lines	22.34%	0.00%	0.26%	10.14%	11.94%	0.00%	0.00%	0.00%	0.00%

11. DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	4,261,678	24,369	48,427	977,580	1,150,676	1,058,984	855,019	99,023	47,600
	Distribution OH Line Transformers	36.32%	0.21%	0.41%	8.33%	9.81%	9.02%	7.29%	0.84%	0.41%

12. DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	4,261,678	24,369	48,427	977,580	1,150,676	1,058,984	855,019	99,023	47,600
	Distribution UG Line Transformers	36.68%	0.21%	0.42%	8.41%	9.90%	9.12%	7.36%	0.85%	0.41%

13. CUSTOH1	Weighted Customer Costs for Distribution Services ($)	74,673	188	197	52,093	17,573	3,849	773	0	0
	Distribution OH Services	13.50%	0.03%	0.04%	9.41%	3.18%	0.70%	0.14%	0.00%	0.00%

Supporting Schedule:	Recap Schedule:
N/A	G-3
G-4

Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

			E-20		E-30, E-32	E-32	E-32	E-32
		General	(Church Rate)	Time-of-Use	(0 - 20 kW)	(21 - 100 kW)	(101 - 400 kW)	(401+ kW)	E-34	E-35
		Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service
Factor	Definition and Application of Allocation Factor	(J)	(K)	(L)	(M)	(N)	(O)	(P)	(Q)	(R)
14. CUSTUG1	Weighted Customer Costs for Distribution Services ($)	52,598	132	162	36,307	9,708	3,170	2,607	301	211
	Distribution UG Services	9.70%	0.02%	0.03%	6.70%	1.79%	0.58%	0.48%	0.06%	0.04%

15. DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	3,664,913	20,205	37,104	682,143	926,441	888,007	795,562	203,259	112,192
	Distribution Rents	45.29%	0.25%	0.46%	8.43%	11.45%	10.97%	9.83%	2.51%	1.39%

16. ENERGY1	Customer Class Energy @ Generation (MWH)	15,570,621	40,154	222,354	1,554,938	2,954,859	3,721,274	4,170,124	1,324,848	1,582,070
	Production — Energy	49.39%	0.13%	0.71%	4.93%	9.37%	11.80%	13.23%	4.20%	5.02%

17. ENERGY2	Weighted Hourly Energy Allocator @ Generation	48.13	0.13	0.67	4.91	9.28	11.56	12.84	4.03	4.71
	Production — Energy (Fuel and Purchased Power)	48.13%	0.13%	0.67%	4.91%	9.28%	11.56%	12.84%	4.03%	4.71%

18. CUST370	Weighted Costs for Distribution Meters ($)	369,116	2,220	1,350	182,872	138,718	31,223	10,867	1,276	590
	Distribution Meters	27.23%	0.16%	0.10%	13.50%	10.24%	2.30%	0.80%	0.09%	0.04%

19. CUST371	Dusk to Dawn Customer Class Specific	0	0	0	0	0	0	0	0	0
	Dusk to Dawn	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

20. CUST373	Street Lighting Customer Class Specific	0	0	0	0	0	0	0	0	0
	Street Lighting	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

21. CUSTNUM	Number of Customer Accounts	118,551	331	233	91,597	20,619	4,561	1,146	41	23
	Customer Accounts	10.80%	0.03%	0.02%	8.35%	1.88%	0.42%	0.10%	0.00%	0.00%

22. CUST910	Number of Customer Accounts	118,551	331	233	91,597	20,619	4,561	1,146	41	23
	Customer Service and Information	10.81%	0.03%	0.02%	8.36%	1.88%	0.42%	0.10%	0.00%	0.00%

23. CUST916	Number of Customer Accounts	118,551	331	233	91,597	20,619	4,561	1,146	41	23
	Sales Expense	10.81%	0.03%	0.02%	8.35%	1.88%	0.42%	0.10%	0.00%	0.00%

24. DEMREGAST	Average & Excess @ Generation — Retail [4CP Juris.]	0.4617	0.0022	0.0050	0.0748	0.1074	0.1089	0.1039	0.0285	0.0310
	Regulatory Asset — Demand Related	46.17%	0.22%	0.50%	7.48%	10.74%	10.89%	10.39%	2.85%	3.10%

25. ERGREGAST	Customer Class Energy @ Generation (MWH)	15,570,621	40,154	222,354	1,554,938	2,954,859	3,721,274	4,170,124	1,324,848	1,582,070
	Regulatory Asset — Energy Related	49.39%	0.13%	0.71%	4.93%	9.37%	11.80%	13.23%	4.20%	5.02%

26. ERGSYSBEN	Customer Class Energy @ Generation (MWH)	15,570,621	40,154	222,354	1,554,938	2,954,859	3,721,274	4,170,124	1,324,848	1,582,070
	System Benefits — Energy Related	49.39%	0.13%	0.71%	4.93%	9.37%	11.80%	13.23%	4.20%	5.02%

Supporting Schedule:	Recap Schedule:
N/A	G-3 G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

			Residential	Residential	Residential	Residential	Residential
		Residential	E-10	E-12	EC-1	ET-1	ECT-1
Factor	Definition and Application of Allocation Factor	(S)	(T)	(U)	(V)	(W)	(X)
1. DEMPROD1	Average & Excess @ Generation — Retail [4CP Juris.]	0.5070	.0269	.1372	.0163	.2619	.0647
	Production Demand	50.70%	2.69%	13.72%	1.63%	26.19%	6.47%

2. DEMPROD6	Specific Assignment	0	0	0	0	0	0
	Ancillary Service — Scheduling & Dispatch	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3. DEMTRAN1	Specific Assignment	0	0	0	0	0	0
	Transmission Substation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4. DEMTRAN3	Specific Assignment	0	0	0	0	0	0
	Transmission Lines	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5. DEMTRAN4	Specific Assignment	0	0	0	0	0	0
	SCE Specific	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6. DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	4,406,662	232,323	1,168,700	140,233	2,306,002	559,404
	Distribution Substation	53.19%	2.80%	14.11%	1.69%	27.84%	6.75%

7. DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	4,319,707	227,738	1,145,639	137,465	2,260,499	548,366
	Distribution OH Primary Lines	53.36%	2.81%	14.15%	1.70%	27.93%	6.77%

8. DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	4,347,226	232,042	1,415,050	116,077	2,117,506	466,551
	Distribution OH Secondary Lines	77.02%	4.11%	25.07%	2.06%	37.51%	8.27%

9. DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	4,319,708	227,739	1,145,639	137,465	2,260,499	548,366
	Distribution UG Primary Lines	53.85%	2.84%	14.28%	1.71%	28.18%	6.84%

10. DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	4,347,226	232,042	1,415,050	116,077	2,117,506	466,551
	Distribution UG Secondary Lines	77.02%	4.11%	25.07%	2.06%	37.51%	8.27%

11. DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	7,317,986	390,612	2,382,051	195,400	3,564,545	785,378
	Distribution OH Line Transformers	62.37%	3.33%	20.30%	1.67%	30.38%	6.69%

12. DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	7,317,986	390,612	2,382,051	195,400	3,564,545	785,378
	Distribution UG Line Transformers	62.98%	3.36%	20.50%	1.68%	30.68%	6.76%

13. CUSTOH1	Weighted Customer Costs for Distribution Services ($)	476,170	33,606	208,549	9,451	193,342	31,222
	Distribution OH Services	86.03%	6.07%	37.68%	1.71%	34.93%	5.64%

Supporting Schedule:	Recap Schedule:
N/A	G-3 G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 09/30/2007

			Residential	Residential	Residential	Residential	Residential
		Residential	E-10	E-12	EC-1	ET-1	ECT-1
Factor	Definition and Application of Allocation Factor	(S)	(T)	(U)	(V)	(W)	(X)
14. CUSTUG1	Weighted Customer Costs for Distribution Services ($)	489,299	34,532	214,299	9,712	198,673	32,083
	Distribution UG Services	90.29%	6.37%	39.55%	1.79%	36.66%	5.92%

15. DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	4,319,707	227,738	1,145,639	137,465	2,260,499	548,366
	Distribution Rents	53.36%	2.81%	14.15%	1.70%	27.93%	6.77%

16. ENERGY1	Customer Class Energy @ Generation (MWH)	14,687,702	807,182	4,278,314	500,128	7,188,512	1,913,566
	Production — Energy	46.59%	2.56%	13.57%	1.59%	22.80%	6.07%

17. ENERGY2	Weighted Hourly Energy Allocator @ Generation	47.96	2.59	13.84	1.61	23.72	6.20
	Production — Energy (Fuel and Purchased Power)	47.96%	2.59%	13.84%	1.61%	23.72%	6.20%

18. CUST370	Weighted Costs for Distribution Meters ($)	965,469	42,693	264,939	26,568	543,501	87,768
	Distribution Meters	71.25%	3.15%	19.55%	1.96%	40.11%	6.48%

19. CUST371	Dusk to Dawn Customer Class Specific	0	0	0	0	0	0
	Dusk to Dawn	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

20. CUST373	Street Lighting Customer Class Specific	0	0	0	0	0	0
	Street Lighting	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

21. CUSTNUM	Number of Customer Accounts	965,469	68,139	422,847	19,163	392,015	63,305
	Customer Accounts	88.04%	6.21%	38.56%	1.75%	35.75%	5.77%

22. CUST910	Number of Customer Accounts	965,469	68,139	422,847	19,163	392,015	63,305
	Customer Service and Information	88.16%	6.22%	38.61%	1.75%	35.80%	5.78%

23. CUST916	Number of Customer Accounts	965,469	68,139	422,847	19,163	392,015	63,305
	Sales Expense	88.04%	6.21%	38.56%	1.75%	35.75%	5.77%

24. DEMREGAST	Average & Excess @ Generation — Retail [4CP Juris.]	0.5070	0.0269	0.1372	0.0163	0.2619	0.0647
	Regulatory Asset — Demand Related	50.70%	2.69%	13.72%	1.63%	26.19%	6.47%

25. ERGREGAST	Customer Class Energy @ Generation (MWH)	14,687,702	807,182	4,278,314	500,128	7,188,512	1,913,566
	Regulatory Asset — Energy Related	46.59%	2.56%	13.57%	1.59%	22.80%	6.07%

26. ERGSYSBEN	Customer Class Energy @ Generation (MWH)	14,687,702	807,182	4,278,314	500,128	7,188,512	1,913,566
	System Benefits — Energy Related	46.59%	2.56%	13.57%	1.59%	22.80%	6.07%

Supporting Schedule:	Recap Schedule:
N/A	G-3 G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF BASE REVENUES BY CUSTOMER CLASSIFICATION
PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007, ADJUSTED

							Bill Impacts (b)
							(F)	(G)
		Base Revenues in the Test Year (a)		Proposed Increase (b)			Proposed	Proposed
		(A)	(B)	(C)	(D)	(E)	Increase	Increase
		Present	Proposed			PSA	Net of PSA	Net of PSA
Line		Rates1 2	Rates[2]	Amount		Impacts [3]	Impact [3]	Impact [3]	Line
No.	Customer Classification	($000)	($000)	($000)%		($000)	($000)%		No.
				(B) - (A)	(C) / (A)
1	Residential	1,360,044	1,570,742	210,698	15.49%	(50,167)	160,531	11.80%	1

2	General Service	1,232,885	1,387,494	154,609	12.54%	(54,217)	100,392	8.14%	2

3	Irrigation/Water Pumping	24,907	26,520	1,613	6.48%	(1,219)	394	1.58%	3

4	Outdoor Lighting	17,308	20,676	3,368	19.46%	(472)	2,896	16.73%	4

5	Dusk to Dawn Lighting Service	7,339	8,763	1,424	19.40%	(96)	1,328	18.10%	5

6	Total Sales to Ultimate Retail Customers	2,642,483	3,014,195	371,712	14.07%	(106,171)	265,541	10.05%	6

NOTES TO SCHEDULE:

1)	Base Revenues under Present Rates reflect adjusted test year revenues including applicable proforma adjustments.

2)	Present and Proposed Rates base revenues include transmission. Costs based on OATT rates effective during test year.

3)	Reflects reduction in PSA revenues/charges due to requested increase in base fuel rate.

Supporting Schedules:	Recap Schedules:
(a) H-2	(b) A-1
Schedule H-1
Page 1of 1

ARIZONA PUBLIC SERVICE COMPANY
ANALYSIS OF BASE REVENUES BY DETAILED CLASS
TEST YEAR ENDING SEPTEMBER 30, 2007, ADJUSTED

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)	(N)
				Average	Base Revenues	Proposed Rates (a)				Proposed Increase			Bill Impacts
		Average	Adjusted	Annual	under		Base	Transmission	Total			PSA	Net of PSA	Net of PSA
Line	Customer Classification	Number of	MWh	kWh Usage	Present Rates1)	Proposed	Revenues	Revenues	Revenues	Amount		Impacts8)	Impact8)	Impact8)	Line
No.	and Current Rate Designation	Customers	Sales	per Customer	($000)	Rate Designation	($000)	($000)	($000)	($000)%		($000)	($000)%		No.
				[(C) x 1000] / (B)						(I) - (E)	(J) / (E)
1.	Residential														1.
2 .	E-10	66,475	630,594	9,486	69,060	E-12	75,971	3,251	79,222	10,162	14.71%	(2,337)	7,825	11.33%	2 .
3 .	E-12	443,773	4,010,060	9,036	442,669	E-12	486,911	20,263	507,174	64,505	14.57%	(14,856)	49,649	11.22%	3 .
4 .	EC-1	18,160	388,588	21,398	36,897	ECT-1R	41,217	2,019	43,236	6,339	17.18%	(1,440)	4,899	13.28%	4 .
5 .	ET-1	355,446	6,224,678	17,512	605,340	ET-1	667,158	31,961	699,119	93,779	15.49%	(23,065)	70,714	11.68%	5 .
6 .	ECT-1R	48,150	1,409,453	29,272	123,239	ECT-1R	138,479	7,327	145,806	22,567	18.31%	(5,223)	17,344	14.07%	6 .
7 .	ET-2	23,150	640,663	27,674	62,809	ET-2	69,217	3,324	72,541	9,732	15.49%	(2,374)	7,358	11.71%	7 .
8 .	ECT-2	4,975	235,239	47,284	20,030	ECT-2	22,421	1,223	23,644	3,614	18.04%	(872)	2,742	13.69%	8 .

9 .	Total Residential	960,129	13,539,275	14,102	1,360,044		1,501,374	69,368	1,570,742	210,698	15.49%	(50,167)	160,531	11.80%	9 .
10 .															10 .
11 .	General Service														11 .
12 .	E-20	333	34,432	103,399	3,313	E-20	3,611	291	3,902	589	17.78%	(128)	461	13.91%	12 .
13 .	E-21	22	1,214	55,182	138	E-32TOU	141	6	147	9	6.52%	(4)	5	3.62%	13 .
14 .	E-22	15	3,152	210,133	380	E-32TOU	378	24	402	22	5.79%	(12)	10	2.63%	14 .
15 .	E-23	95	24,499	257,884	2,221	E-32TOU	2,291	101	2,392	171	7.70%	(91)	80	3.60%	15 .
16 .	E-24	40	128,614	3,215,350	9,053	E-32TOU	9,478	364	9,842	789	8.72%	(477)	312	3.45%	16 .
17 .	E-30	4,604	5,994	1,302	1,212	E-30	1,356	25	1,381	169	13.94%	(22)	147	12.13%	17 .
18 .	E-32 (0 to 20 KW)	88,329	1,428,449	16,172	178,336	E-32 (0 to 20 KW)	197,193	6,199	203,392	25,056	14.05%	(5,293)	19,763	11.08%	18 .
19 .	E-32 (21 to 100 KW)	18,069	2,716,047	150,315	279,958	E-32 (21 to 100 KW)	295,505	14,521	310,026	30,068	10.74%	(10,064)	20,004	7.15%	19 .
20 .	E-32 (101 to 400 KW)	4,019	3,451,781	858,866	290,198	E-32 (101 to 400 KW)	311,597	15,023	326,620	36,422	12.55%	(12,790)	23,632	8.14%	20 .
21 .	E-32 (401+ kw)	997	4,058,022	4,070,233	295,691	E-32 (401+ kw)	317,774	15,088	332,862	37,171	12.57%	(15,037)	22,134	7.49%	21 .
22 .	E-32TOU	54	60,376	1,118,074	4,543	E-32TOU	4,673	209	4,882	339	7.46%	(224)	115	2.53%	22 .
23 .	E-34	39	1,221,339	31,316,385	81,350	E-34	88,448	4,265	92,713	11,363	13.97%	(4,526)	6,837	8.40%	23 .
24 .	E-35	18	1,486,704	82,594,667	85,454	E-35	93,349	4,472	97,821	12,367	14.47%	(5,509)	6,858	8.03%	24 .
25 .	E-40	1	2	2,000	1	E-40	1	—	1	—	17.87%	—	—	11.60%	25 .
26 .	E-51	1	4,095	4,095,000	287	E-56	279	30	309	22	7.67%	(15)	7	2.44%	26 .
27 .	E-55	1	6,776	6,776,000	750	E-56	784	18	802	52	6.93%	(25)	27	3.60%	27 .

28 .	Total General Service	116,637	14,631,496	125,445	1,232,885		1,326,858	60,636	1,387,494	154,609	12.54%	(54,217)	100,392	8.14%	28 .
29 .															29 .
30 .	Irrigation and Water Pumping														30 .
31 .	E-38, E-38-8T, E-38TOW	102	8,042	78,843	618	E-221, E-221-8T, E-221TOW	603	57	660	42	6.80%	(30)	12	1.94%	31 .
32 .	E-221, E-221-8T, E-221TOW	1,366	320,793	234,841	24,289	E-221, E-221-8T, E-221TOW	23,809	2,051	25,860	1,571	6.47%	(1,189)	382	1.57%	32 .

33 .	Total Irrigation	1,468	328,835	224,002	24,907		24,412	2,108	26,520	1,613	6.48%	(1,219)	394	1.58%	33 .
34 .															34 .
35 .	Outdoor Lighting														35 .
36 .	E-58	596	31,197	52,344	8,644	E-58	10,193	131	10,324	1,680	19.44%	(116)	1,564	18.09%	36 .
37 .	E-59, City Streetlight Contracts	235	81,259	345,783	7,628	E-59, City Streetlight Contracts	8,766	350	9,116	1,488	19.51%	(301)	1,187	15.56%	37 .
38 .	E-67	191	3,982	20,848	182	E-67	198	17	215	33	18.13%	(15)	18	9.89%	38 .
39 .	Contract	40	10,809	270,225	854	Contract	975	46	1,021	167	19.56%	(40)	127	14.87%	39 .

40 .	Total Outdoor Lighting	1,062	127,247	119,818	17,308		20,132	544	20,676	3,368	19.46%	(472)	2,896	16.73%	40 .
41 .															41 .
42 .	Dusk to Dawn Lighting Service	See Note 5	25,917	See Note 5	7,339		8,654	109	8,763	1,424	19.40%	(96)	1,328	18.10%	42 .
43 .															43 .

44 .	Total Sales to	1,079,296	28,652,770	26,548	2,642,483		2,881,430	132,765	3,014,195	371,712	14.07%	(106,171)	265,541	10.05%	44 .
	Ultimate Retail Customers

NOTES TO SCHEDULE:

1)	Base Revenues under Present Rates reflect adjusted test year revenues based on rates established in Decision No. 69663.

2)	EPR Rate Schedules and Share the Light Rate Schedules are included in each customer’s primary billing rate schedule.

3)	The following rate schedules will not change: Rate Schedules Solar-2, Solar-3, SP-1, E-53, E-54, E-114, E-116, E-145, E-249, and Rate Schedules E-3 and E-4.

4)	Rate Schedule E-36 is not included as proposed price changes are market-related.

5)	Dusk to Dawn Lighting customers are included in residential and general service counts as this service is included on each customer’s primary billing.

6)	This schedule excludes Rate Schedules ET-SP, CPP-GS, GPS-1, GPS-2, E-56 and SC-S.
Schedule H-2
1 of 2

ARIZONA PUBLIC SERVICE COMPANY
ANALYSIS OF BASE REVENUES BY DETAILED CLASS
TEST YEAR ENDING SEPTEMBER 30, 2007, ADJUSTED

7)	Transmission revenues based on OATT charges effective during test year.

8)	Reflects reduction in PSA revenues/charges due to requested increase in base fuel rate.

Supporting Schedules:	Recap Schedules:
N/A	(a) H-1
Schedule H-2
2 of 2

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
1	E-3	Residential Energy	Rate	Sum & Win	For Bills 0-400 kWh	40%	disc.	NO CHANGE					1
2		Support Program			For Bills 401-800 kWh	26%	disc.						2
3					For Bills 801-1200 kWh	14%	disc.						3
4					For Bills 1201 kWh and above	$13.00	disc.						4
5													5
6	E-4	Medical Care	Rate	Sum & Win	For Bills 0-800 kWh	40%	disc.	NO CHANGE					6
7		Equipment			For Bills 801-1400 kWh	26%	disc.						7
8		Support Program			For Bills 1401-2000 kWh	14%	disc.						8
9					For Bills 2001 kWh and above	$26.00	disc.						9
10													10
11	E-10	Residential Service	Rate	Summer	Basic Service Charge	$0.253	/day	RATE E-10 CANCELLED;					11
12	(INTERIM)				First 400 kWh	0.08744	/kWh	CUSTOMERS MOVED TO RATE E-12					12
13					Next 400 kWh	0.12432	/kWh						13
14					All additional kWh	0.14736	/kWh						14
15													15
16				Winter	Basic Service Charge	$0.253	/day						16
17					All kWh	0.08499	/kWh						17
18													18
19			Minimum	Sum & Win	Basic Service Charge	$0.253	/day						19
20													20
21	E-12	Residential Service	Rate	Summer	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	21
22					First 400 kWh	0.08570	/kWh	0-400 kWh	0.09182	/kWh	0.00612	/kWh	22
23					Next 400 kWh	0.12175	/kWh	401-800 kWh	0.13044	/kWh	0.00869	/kWh	23
24					All additional kWh	0.14427	/kWh	801-3000 kWh	0.15456	/kWh	0.01029	/kWh	24
25								3001 kWh and above	0.16500	/kWh	0.02073	/kWh	25
26													26
27				Winter	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	27
28					All kWh	0.08327	/kWh	All kWh	0.08921	/kWh	0.00594	/kWh	28
29													29
30			Minimum	Sum & Win	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	30
31													31
32	EC-1	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	RATE EC-1 CANCELLED;					32
33	(INTERIM)	With Demand Charge			All kW	12.26	/kW	CUSTOMERS MOVED TO RATE ECT-1R					33
34					All kWh	0.05108	/kWh						34
35													35
36				Winter	Basic Service Charge	$0.493	/day						36
37					All kW	8.42	/kW						37
38					All kWh	0.03857	/kWh						38
39													39
40			Minimum	Sum & Win	Basic Service Charge	$0.493	/day						40

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
41													41
42	ET-1	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	42
43		Time of Use			All On-Peak kWh	0.15810	/kWh	All On-Peak kWh	0.18378	/kWh	0.02568	/kWh	43
44					All Off-Peak kWh	0.05110	/kWh	All Off-Peak kWh	0.05940	/kWh	0.00830	/kWh	44
45													45
46				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	46
47					All On-Peak kWh	0.12845	/kWh	All On-Peak kWh	0.09634	/kWh	(0.03211)	/kWh	47
48					All Off-Peak kWh	$0.04925	/kWh	All Off-Peak kWh	0.06403	/kWh	0.01478	/kWh	48
49													49
50			Minimum	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	50
51													51
52	ET-2	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	52
53		Time of Use			All On-Peak kWh	0.21601	/kWh	All On-Peak kWh	0.23495	/kWh	0.01894	/kWh	53
54					All Off-Peak kWh	0.05413	/kWh	All Off-Peak kWh	0.05888	/kWh	0.00475	/kWh	54
55													55
56				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	56
57					All On-Peak kWh	0.17519	/kWh	All On-Peak kWh	0.12088	/kWh	(0.05431)	/kWh	57
58					All Off-Peak kWh	$0.05412	/kWh	All Off-Peak kWh	0.08118	/kWh	0.02706	/kWh	58
59													59
60			Minimum	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	60
61													61
62	ECT-1R	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	62
63		Time of Use with			All On-Peak kW	11.86	/kW	All On-Peak kW	12.275	/kW	0.41500	/kW	63
64		Demand Charge			All On-Peak kWh	0.06593	/kWh	All On-Peak kWh	0.07951	/kWh	0.01358	/kWh	64
65					All Off-Peak kWh	0.03689	/kWh	All Off-Peak kWh	0.04449	/kWh	0.00760	/kWh	65
66													66
67				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	67
68					All On-Peak kW	8.15	/kW	All On-Peak kW	8.435	/kW	0.28500	/kW	68
69					All On-Peak kWh	0.04975	/kWh	All On-Peak kWh	0.06000	/kWh	0.01025	/kWh	69
70					All Off-Peak kWh	0.03526	/kWh	All Off-Peak kWh	0.04253	/kWh	0.00727	/kWh	70
71													71
72			Minimum	Sum & Win	Minimum	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	72
73													73
74	ECT-2	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	74
75		Time of Use with			All On-Peak kW	11.87	/kW	All On-Peak kW	12.269	/kW	0.39900	/kW	75
76		Demand Charge			All On-Peak kWh	0.07833	/kWh	All On-Peak kWh	0.09377	/kWh	0.01544	/kWh	76
77					All Off-Peak kWh	0.03864	/kWh	All Off-Peak kWh	0.04625	/kWh	0.00761	/kWh	77
78													78
79				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	79
80					All On-Peak kW	8.15	/kW	All On-Peak kW	8.424	/kW	0.27400	/kW	80
81					All On-Peak kWh	0.05150	/kWh	All On-Peak kWh	0.06165	/kWh	0.01015	/kWh	81
82					All Off-Peak kWh	0.03784	/kWh	All Off-Peak kWh	0.04530	/kWh	0.00746	/kWh	82
83													83
84			Minimum	Sum & Win	Minimum	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	84

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
85													85
86	ET-SP	Residential Service	Rate	Super Summer	NEW SCHEDULE			Basic Service Charge	$0.509	/day	$0.50900	/day	86
87								All Super-Peak kWh	0.48495	/kWh	0.48495	/kWh	87
88		Time of Use						All On-Peak kWh	0.23495	/kWh	0.23495	/kWh	88
89								All Off-Peak kWh	0.04671	/kWh	0.04671	/kWh	89
90													90
91				Summer				Basic Service Charge	$0.509	/day	$0.50900	/day	91
92								All On-Peak kWh	0.23495	/kWh	0.23495	/kWh	92
93								All Off-Peak kWh	0.04671	/kWh	0.04671	/kWh	93
94													94
95				Winter				Basic Service Charge	$0.509	/day	$0.50900	/day	95
96								All On-Peak kWh	0.12088	/kWh	0.12088	/kWh	96
97								All Off-Peak kWh	0.06439	/kWh	0.06439	/kWh	97
98													98
99			Minimum	Super Sum,				Basic Service Charge	$0.509	/day	$0.50900	/day	99
100													100
101	E-20	General Service	Rate	Summer	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.109	/day	$0.16800	/day	101
102		Time of Use for			All On-Peak kW	2.112	/kW	All On-Peak kW	0.905	/kW	(1.20700)	/kW	102
103		Religious Houses of			Excess Off-Peak kW	1.056	/kW	Excess Off-Peak kW	0.453	/kW	(0.60300)	/kWh	103
104		Worship			All On-Peak kWh	0.12704	/kWh	All On-Peak kWh	0.14976	/kWh	0.02272	/kWh	104
105					All Off-Peak kWh	0.06136	/kWh	All Off-Peak kWh	0.07233	/kWh	0.01097	/kWh	105
106													106
107				Winter	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.109	/day	$0.16800	/day	107
108					All On-Peak kW	1.905	/kW	All On-Peak kW	0.661	/kW	(1.24400)	/kW	108
109					Excess Off-Peak kW	0.953	/kW	Excess Off-Peak kW	0.331	/kW	(0.62200)	/kWh	109
110					All On-Peak kWh	0.11170	/kWh	All On-Peak kWh	0.13167	/kWh	0.01997	/kWh	110
111					All Off-Peak kWh	0.05500	/kWh	All Off-Peak kWh	0.06484	/kWh	0.00984	/kWh	111
112													112
113			Minimum	Sum & Win	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.109	/day	$0.16800	/day	113
114					Demand Charge	1.724	/kW	Demand Charge	0.447	/kW	(1.27700)	/kW	114
115													115
116	E-21	General Service	Rate	Summer	RATE E-21 CANCELLED;			RATE E-21 CANCELLED;					116
117		Time of Use			CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU					117
118		Less Than 100 kW											118
119													119
120													120
121													121
122				Winter									122
123													123
124													124
125													125
126													126
127													127
128			Minimum	Sum & Win									128
129													129

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
130													130
131	E-22	Small General Service	Rate	Summer									131
132		Time of Use											132
133													133
134													134
135													135
136													136
137				Winter		RATE E-22 CANCELLED;			RATE E-22 CANCELLED;				137
138						CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU				138
139													139
140													140
141													141
142													142
143			Minimum	Sum & Win									143
144													144
145													145
146	E-23	Medium General Service	Rate	Summer									146
147		Time of Use											147
148													148
149													149
150													150
151													151
152				Winter		RATE E-23 CANCELLED;			RATE E-23 CANCELLED;				152
153						CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU				153
154													154
155													155
156													156
157													157
158			Minimum	Sum & Win									158
159													159
160													160
161	E-24	Large General Service	Rate	Summer									161
162		Time of Use											162
163													163
164													164
165													165
166													166
167				Winter		RATE E-24 CANCELLED;			RATE E-24 CANCELLED;				167
168						CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU				168
169													169
170													170
171													171
172													172
173			Minimum	Sum & Win									173
174													174

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates				Proposed Rates				Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
175													175
176	E-30	Extra Small General	Rate	Summer	Basic Service Charge	$0.275	/day	Basic Service Charge	$0.329	/day	$0.05400	/day	176
177		Service Unmetered			All kWh	0.12782	/kWh	All kWh	0.13670	/kWh	0.00888	/kWh	177
178													178
179				Winter	Basic Service Charge	$0.275	/day	Basic Service Charge	$0.329	/day	$0.05400	/day	179
180					All kWh	0.11472	/kWh	All kWh	0.12220	/kWh	0.00748	/kWh	180
181													181
182	E-32 XS	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	182
183		20 kW or Less			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	183
184					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	184
185					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	185
186					First 5,000 kWh: Secondary	0.11438	/kWh	First 5,000 kWh: Secondary	0.12933	/kWh	0.01495	/kWh	186
187					All remaining kWh: Secondary	0.06254	/kWh	All remaining kWh: Secondary	0.07287	/kWh	0.01033	/kWh	187
188					First 5,000 kWh: Primary	0.11160	/kWh	First 5,000 kWh: Primary	0.11733	/kWh	0.00573	/kWh	188
189					All remaining kWh: Primary	0.05976	/kWh	All remaining kWh: Primary	0.06917	/kWh	0.00941	/kWh	189
190													190
191				Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	191
192					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	192
193					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	193
194					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	194
195					First 5,000 kWh: Secondary	0.09929	/kWh	First 5,000 kWh: Secondary	0.10873	/kWh	0.00944	/kWh	195
196					All remaining kWh: Secondary	0.04745	/kWh	All remaining kWh: Secondary	0.05226	/kWh	0.00481	/kWh	196
197					First 5,000 kWh: Primary	0.09651	/kWh	First 5,000 kWh: Primary	0.10503	/kWh	0.00852	/kWh	197
198					All remaining kWh: Primary	0.04467	/kWh	All remaining kWh: Primary	0.04856	/kWh	0.00389	/kWh	198
199													199
200			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	200
201					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	201
202					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	202
203					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	203

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
204													204
205	E-32 S	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	205
206		21-100 kW			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	206
207					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	207
208					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	208
209					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	6.704	/kW	(1.77300)	/kW	209
210					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	2.844	/kW	(1.66500)	/kW	210
211					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.039	/kW	(2.82600)	/kW	211
212					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	1.179	/kW	(2.71800)	/kW	212
213					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	—	/kW	(6.13200)	/kW	213
214					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	—	/kW	(2.16400)	/kW	214
215					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.10489	/kWh	0.01374	/kWh	215
216					All remaining kWh	0.05330	/kWh	All remaining kWh	0.06118	/kWh	0.00788	/kWh	216
217													217
218			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	218
219					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	219
220					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	220
221					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	221
222					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	6.704	/kW	(1.77300)	/kW	222
223					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	2.844	/kW	(1.66500)	/kW	223
224					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.039	/kW	(2.82600)	/kW	224
225					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	1.179	/kW	(2.71800)	/kW	225
226					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	—	/kW	(6.13200)	/kW	226
227					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	—	/kW	(2.16400)	/kW	227
228					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.08754	/kWh	0.01141	/kWh	228
229					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04383	/kWh	0.00555	/kWh	229
230													230
231			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	231
232					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	232
233					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	233
234					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	234
235					Demand Charge:	1.91	/kW	Demand Charge:	1.858	/kW	(0.05200)	/kW	235

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
236													236
237	E-32 M	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	237
238		101- 400 kW			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	238
239					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	239
240					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	240
241					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	5.624	/kW	(2.85300)	/kW	241
242					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	5.301	/kW	0.79200	/kW	242
243					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	4.814	/kW	(3.05100)	/kW	243
244					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	4.491	/kW	0.59400	/kW	244
245					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	1.297	/kW	(4.83500)	/kW	245
246					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.974	/kW	(1.19000)	/kW	246
247					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.10310	/kWh	0.01195	/kWh	247
248					All remaining kWh	0.05330	/kWh	All remaining kWh	0.06093	/kWh	0.00763	/kWh	248
249													249
250			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	250
251					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	251
252					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	252
253					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	253
254					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	5.624	/kW	(2.85300)	/kW	254
255					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	5.301	/kW	0.79200	/kW	255
256					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	4.814	/kW	(3.05100)	/kW	256
257					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	4.491	/kW	0.59400	/kW	257
258					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	1.297	/kW	(4.83500)	/kW	258
259					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.974	/kW	(1.19000)	/kW	259
260					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.08636	/kWh	0.01023	/kWh	260
261					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04420	/kWh	0.00592	/kWh	261
262													262
263			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	263
264					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	264
265					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	265
266					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	266
267					Demand Charge:	1.91	/kW	Demand Charge:	2.025	/kW	0.11500	/kW	267
268													268
269	E-32 L	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	269
270		401 kW and above			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	270
271					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	271
272					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	272
273					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	5.937	/kW	(2.54000)	/kW	273
274					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	5.596	/kW	1.08700	/kW	274
275					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.195	/kW	(2.67000)	/kW	275
276					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	4.854	/kW	0.95700	/kW	276
277					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	1.460	/kW	(4.67200)	/kW	277
278					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	1.119	/kW	(1.04500)	/kW	278
279					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.09653	/kWh	0.00538	/kWh	279
280					All remaining kWh	0.05330	/kWh	All remaining kWh	0.05708	/kWh	0.00378	/kWh	280
281													281
282			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	282
283					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	283
284					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	284
285					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	285
286					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	5.937	/kW	(2.54000)	/kW	286
287					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	5.596	/kW	1.08700	/kW	287
288					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.195	/kW	(2.67000)	/kW	288
289					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	4.854	/kW	0.95700	/kW	289
290					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	1.460	/kW	(4.67200)	/kW	290
291					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	1.119	/kW	(1.04500)	/kW	291
292					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.08088	/kWh	0.00475	/kWh	292
293					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04142	/kWh	0.00314	/kWh	293
294													294
295			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	295
296					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	296
297					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	297
298					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	298
299					Demand Charge:	1.91	/kW	Demand Charge:	2.138	/kW	0.22800	/kW	299

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
300													300
301	E-32R	Partial Requirements	Rate	Sum & Win	Billed on Rate E-32 or Rate E-32TOU			RATE E-32R CANCELLED;					301
302		General Service						CUSTOMERS MOVE TO E-56 OR SC-S					302
303			Minimum	Sum & Win	Includes contract minimums in kW determination								303
304													304
305	E-32TOU XS	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	305
306		Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	306
307		20 kW or Less			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	307
308					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	308
309					First 5,000 On-Peak kWh: Secondary	0.14329	/kWh	First 5,000 On-Peak kWh: Secondary	0.15110	/kWh	0.00781	/kWh	309
310					All remaining On-Peak kWh: Secondary	0.07118	/kWh	All remaining On-Peak kWh: Secondary	0.07303	/kWh	0.00185	/kWh	310
311					First 5,000 Off-Peak kWh: Secondary	0.10607	/kWh	First 5,000 Off-Peak kWh: Secondary	0.11046	/kWh	0.00439	/kWh	311
312					All remaining Off-Peak kWh: Secondary	0.03849	/kWh	All remaining Off-Peak kWh: Secondary	0.03720	/kWh	(0.00129)	/kWh	312
313					First 5,000 On-Peak kWh: Primary	0.14047	/kWh	First 5,000 On-Peak kWh: Primary	0.14487	/kWh	0.00440	/kWh	313
314					All remaining On-Peak kWh: Primary	0.06770	/kWh	All remaining On-Peak kWh: Primary	0.06424	/kWh	(0.00346)	/kWh	314
315					First 5,000 Off-Peak kWh: Primary	0.10325	/kWh	First 5,000 Off-Peak kWh: Primary	0.10543	/kWh	0.00218	/kWh	315
316					All remaining Off-Peak kWh: Primary	0.03567	/kWh	All remaining Off-Peak kWh: Primary	0.03193	/kWh	(0.00374)	/kWh	316
317													317
318				Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	318
319					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	319
320					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	320
321					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	321
322					First 5,000 On-Peak kWh: Secondary	0.12847	/kWh	First 5,000 On-Peak kWh: Secondary	0.13480	/kWh	0.00633	/kWh	322
323					All remaining On-Peak kWh: Secondary	0.05633	/kWh	All remaining On-Peak kWh: Secondary	0.05671	/kWh	0.00038	/kWh	323
324					First 5,000 Off-Peak kWh: Secondary	0.09124	/kWh	First 5,000 Off-Peak kWh: Secondary	0.09414	/kWh	0.00290	/kWh	324
325					All remaining Off-Peak kWh: Secondary	0.02766	/kWh	All remaining Off-Peak kWh: Secondary	0.02529	/kWh	(0.00237)	/kWh	325
326					First 5,000 On-Peak kWh: Primary	0.12565	/kWh	First 5,000 On-Peak kWh: Primary	0.12857	/kWh	0.00292	/kWh	326
327					All remaining On-Peak kWh: Primary	0.05285	/kWh	All remaining On-Peak kWh: Primary	0.04792	/kWh	(0.00493)	/kWh	327
328					First 5,000 Off-Peak kWh: Primary	0.08842	/kWh	First 5,000 Off-Peak kWh: Primary	0.08911	/kWh	0.00069	/kWh	328
329					All remaining Off-Peak kWh: Primary	0.02484	/kWh	All remaining Off-Peak kWh: Primary	0.02002	/kWh	(0.00482)	/kWh	329
330													330
331			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	331
332					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	332
333					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	333
334					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.438	/day	0.01600	/day	334

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
335													335
336	E-32TOU S	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	336
337		Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	337
338		21-100 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	338
339					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	339
340					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	10.540	/kW	(1.86000)	/kW	340
341					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	6.652	/kW	(1.76800)	/kW	341
342					First 100 Off-Peak kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	4.755	/kW	—	/kW	342
343					All remaining Off-Peak kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.648	/kW	—	/kW	343
344					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	9.661	/kW	(2.34100)	/kW	344
345					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.503	/kW	(1.85800)	/kW	345
346					First 100 Off-Peak kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	3.865	/kW	(0.39100)	/kW	346
347					All remaining Off-Peak kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.519	/kW	(0.06000)	/kW	347
348					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	—	/kW	(11.29100)	/kW	348
349					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	—	/kW	(8.11600)	/kW	349
350					First 100 Off-Peak kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	—	/kW	(3.69300)	/kW	350
351					All remaining Off-Peak kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	—	/kW	(2.48600)	/kW	351
352					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.07223	/kWh	0.00911	/kWh	352
353					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.05732	/kWh	0.00716	/kWh	353
354													354
355	E-32TOU S	General Service		Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	355
356	(cont)	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	356
357		21-100 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	357
358					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	358
359					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	10.540	/kW	(1.86000)	/kW	359
360					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	6.652	/kW	(1.76800)	/kW	360
361					First 100 Off-Peak kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	4.755	/kW	—	/kW	361
362					All remaining Off-Peak kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.648	/kW	—	/kW	362
363					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	9.661	/kW	(2.34100)	/kW	363
364					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.503	/kW	(1.85800)	/kW	364
365					First 100 Off-Peak kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	3.865	/kW	(0.39100)	/kW	365
366					All remaining Off-Peak kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.519	/kW	(0.06000)	/kW	366
367					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	—	/kW	(11.29100)	/kW	367
368					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	—	/kW	(8.11600)	/kW	368
369					First 100 Off-Peak kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	—	/kW	(3.69300)	/kW	369
370					All remaining Off-Peak kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	—	/kW	(2.48600)	/kW	370
371					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05525	/kWh	0.00689	/kWh	371
372					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.04035	/kWh	0.00495	/kWh	372
373													373
374			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	374
375					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	375
376					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	376
377					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	377
378					Demand Charge	1.91	/kW	Demand Charge	2.197	/kW	0.28700	/kW	378

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
379													379
380	E-32TOU M	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	380
381		Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	381
382		101- 400 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	382
383					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	383
384					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	11.036	/kW	(1.36400)	/kW	384
385					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	6.989	/kW	(1.43100)	/kW	385
386					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	4.803	/kW	0.04800	/kW	386
387					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.674	/kW	0.02600	/kW	387
388					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	10.157	/kW	(1.84500)	/kW	388
389					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.840	/kW	(1.52100)	/kW	389
390					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	3.913	/kW	(0.34300)	/kW	390
391					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.545	/kW	(0.03400)	/kW	391
392					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.375	/kW	(4.91600)	/kW	392
393					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	5.989	/kW	(2.12700)	/kW	393
394					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	2.411	/kW	(1.28200)	/kW	394
395					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	2.325	/kW	(0.16100)	/kW	395
396					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.06994	/kWh	0.00682	/kWh	396
397					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.05552	/kWh	0.00536	/kWh	397
398													398
399	E-32TOU M	General Service		Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	399
400	(cont)	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	400
401		101- 400 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	401
402					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	402
403					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	11.036	/kW	(1.36400)	/kW	403
404					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	6.989	/kW	(1.43100)	/kW	404
405					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	4.803	/kW	0.04800	/kW	405
406					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.674	/kW	0.02600	/kW	406
407					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	10.157	/kW	(1.84500)	/kW	407
408					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.840	/kW	(1.52100)	/kW	408
409					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	3.913	/kW	(0.34300)	/kW	409
410					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.545	/kW	(0.03400)	/kW	410
411					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.375	/kW	(4.91600)	/kW	411
412					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	5.989	/kW	(2.12700)	/kW	412
413					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	2.411	/kW	(1.28200)	/kW	413
414					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	2.325	/kW	(0.16100)	/kW	414
415					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05352	/kWh	0.00516	/kWh	415
416					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.03910	/kWh	0.00370	/kWh	416
417													417
418			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	418
419					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	419
420					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	420
421					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	421
422					Demand Charge	1.91	/kW	Demand Charge	2.184	/kW	0.27400	/kW	422

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
423													423
424	E-32TOU L	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	424
425		Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	425
426		401 kW and above			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	426
427					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	427
428					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	8.432	/kW	(3.96800)	/kW	428
429					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	5.178	/kW	(3.24200)	/kW	429
430					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	3.804	/kW	(0.95100)	/kW	430
431					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.177	/kW	(0.47100)	/kW	431
432					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	7.553	/kW	(4.44900)	/kW	432
433					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	5.029	/kW	(3.33200)	/kW	433
434					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	2.914	/kW	(1.34200)	/kW	434
435					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.048	/kW	(0.53100)	/kW	435
436					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	3.771	/kW	(7.52000)	/kW	436
437					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.178	/kW	(3.93800)	/kW	437
438					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	1.412	/kW	(2.28100)	/kW	438
439					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.828	/kW	(0.65800)	/kW	439
440					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.07718	/kWh	0.01406	/kWh	440
441					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.06123	/kWh	0.01107	/kWh	441
442													442
443	E-32TOU L	General Service		Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	443
444	(cont)	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	444
445		401 kW and above			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	445
446					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	446
447					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	8.432	/kW	(3.96800)	/kW	447
448					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	5.178	/kW	(3.24200)	/kW	448
449					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	3.804	/kW	(0.95100)	/kW	449
450					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.177	/kW	(0.47100)	/kW	450
451					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	7.553	/kW	(4.44900)	/kW	451
452					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	5.029	/kW	(3.33200)	/kW	452
453					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	2.914	/kW	(1.34200)	/kW	453
454					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.048	/kW	(0.53100)	/kW	454
455					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	3.771	/kW	(7.52000)	/kW	455
456					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.178	/kW	(3.93800)	/kW	456
457					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	1.412	/kW	(2.28100)	/kW	457
458					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.828	/kW	(0.65800)	/kW	458
459					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05901	/kWh	0.01065	/kWh	459
460					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.04306	/kWh	0.00766	/kWh	460
461													461
462			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	462
463					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	463
464					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	464
465					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	465
466					Demand Charge	1.91	/kW	Demand Charge	2.269	/kW	0.35900	/kW	466

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
467													467
468	E-34	Extra Large	Rate	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.135	/day	$0.56000	/day	468
469		General Service			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.776	/day	0.64200	/day	469
470					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.828	/day	0.90200	/day	470
471					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.161	/day	3.73900	/day	471
472					All kW: Secondary	15.297	/kW	All kW: Secondary	15.605	/kW	0.30800	/kW	472
473					All kW: Primary	14.507	/kW	All kW: Primary	14.857	/kW	0.35000	/kW	473
474					All kW: Primary on Military Bases	11.257	/kW	All kW: Primary on Military Bases	11.673	/kW	0.41600	/kW	474
475					All kW: Transmission	10.577	/kW	All kW: Transmission	11.370	/kW	0.79300	/kW	475
476					All kWh	0.03715	/kWh	All kWh	0.04242	/kWh	0.00527	/kWh	476
477													477
478			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.135	/day	$0.56000	/day	478
479					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.776	/day	0.64200	/day	479
480					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.828	/day	0.90200	/day	480
481					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.161	/day	3.73900	/day	481
482					Demand Charge: Secondary	15.297	/kW	Demand Charge: Secondary	15.605	/kW	0.30800	/kW	482
483					Demand Charge: Primary	14.507	/kW	Demand Charge: Primary	14.857	/kW	0.35000	/kW	483
484					Demand Charge: Primary on Military Bases	11.257	/kW	Demand Charge: Primary on Military Bases	11.673	/kW	0.41600	/kW	484
485					Demand Charge: Transmission	10.577	/kW	Demand Charge: Transmission	11.370	/kW	0.79300	/kW	485
486													486
487	E-35	Extra Large	Rate	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.171	/day	$0.56300	/day	487
488		General Service			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.772	/day	0.63800	/day	488
489		Time Of Use			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.817	/day	0.89100	/day	489
490					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.072	/day	3.65000	/day	490
491					All On-Peak kW: Secondary	13.313	/kW	All On-Peak kW: Secondary	12.945	/kW	(0.36800)	/kW	491
492					All Excess Off-Peak kW: Secondary	2.412	/kW	All Off-Peak kW: Secondary	2.428	/kW	0.01600	/kW	492
493					All On-Peak kW: Primary	12.653	/kW	All On-Peak kW: Primary	12.653	/kW	—	/kW	493
494					All Excess Off-Peak kW: Primary	2.346	/kW	All Off-Peak kW: Primary	2.399	/kW	0.05300	/kW	494
495					All On-Peak kW: Primary on Military Bases	10.163	/kW	All On-Peak kW: Primary on Military Bases	10.206	/kW	0.04300	/kW	495
496					All Excess Off-Peak kW; Primary on Military	2.096	/kW	All Off-Peak kW: Primary on Military Bases	2.153	/kW	0.05700	/kW	496
497					All On-Peak kW: Trans.	9.248	/kW	All On-Peak kW: Transmission	9.914	/kW	0.66600	/kW	497
498					All Excess Off-Peak kW: Trans.	2.005	/kW	All Off-Peak kW: Transmission	2.124	/kW	0.11900	/kW	498
499					All On-Peak kWh	0.04141	/kWh	All On-Peak kWh	0.04747	/kWh	0.00606	/kWh	499
500					All Off-Peak kWh	0.03114	/kWh	All Off-Peak kWh	0.03563	/kWh	0.00449	/kWh	500
501													501
502			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.171	/day	$0.56300	/day	502
503					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.772	/day	0.63800	/day	503
504					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.817	/day	0.89100	/day	504
505					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.072	/day	3.65000	/day	505
506					Demand Charge: Secondary	13.313	/kW	Demand Charge: Secondary	12.945	/kW	(0.36800)	/kW	506
507					Demand Charge: Primary	12.653	/kW	Demand Charge: Primary	12.653	/kW	—	/kW	507
508					Demand Charge: Primary on Military Bases	10.163	/kW	Demand Charge: Primary on Military Bases	10.206	/kW	0.04300	/kW	508
509					Demand Charge: Transmission	9.248	/kW	Demand Charge: Transmission	9.914	/kW	0.66600	/kW	509

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
510													510
511	E-36	Station Use Service	Rate	Sum & Win	Basic Service Charge	$6,100.00	/mo	Basic Service Charge	$6,100.00	/mo	$—	/mo	511
512					Metering Charge Company Owned	1.29%		Metering Charge Company Owned	1.29%		—		512
513					Metering Charge Customer Owned	0.35%		Metering Charge Customer Owned	0.35%		—		513
514					All kW: Secondary	4.58	/kW	All kW: Secondary	4.580	/kW	—	/kW	514
515					All kW: Primary	4.42	/kW	All kW: Primary	4.420	/kW	—	/kW	515
516					All kW: Transmission	1.43	/kW	All kW: Transmission	1.430	/kW	—	/kW	516
517					All kWh: Market Price plus	0.0005	/kWh	All kWh: Hourly Pricing Proxy plus	0.00050	/kWh	—	/kWh	517
518													518
519	E-38	Agricultural	Rate	Summer	RATE E-38 CANCELLED; CUSTOMERS MOVED TO RATE E-221			RATE E-38 CANCELLED; CUSTOMERS MOVED TO RATE E-221					519
520		Irrigation Service											520
521													521
522													522
523													523
524				Winter									524
525													525
526													526
527													527
528			Minimum	Sum & Win									528
529													529
530													530
531		Customer Owned	Discount	Sum & Win									531
532		Transformer Option											532
533													533
534		Time of Week Option	Adjustment	Sum & Win									534
535			to Bill										535
536													536
537													537
538	E-38-8T	Agricultural	Rate	Sum & Win	RATE E-38-8T CANCELLED; CUSTOMERS MOVED TO RATE E-221-8T			RATE E-38-8T CANCELLED; CUSTOMERS MOVED TO RATE E-221-8T					538
539		Irrigation Service											539
540		Time of Use											540
541													541
542													542
543													543
544			Minimum	Sum & Win									544
545													545
546		Customer Owned											546
547		Transformer Option	Discount	Sum & Win									547

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
548															548
549	E-40	Agricultural Wind		Sum & Win		Service Charge $/HP	$0.04300	/day		Service Charge $/HP	$0.051	/HP-day	$0.00800	/day	549
550		Machine Service				All kWh	0.08073	/kWh		All kWh	0.09122	/kWh	0.01049	/kWh	550
551															551
552	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	FIXTURES (Company Owned)				FIXTURES (Company Owned)						552
553		Service			A.	Acorn 9,500 HPS	$23.90	/mo	A.	Acorn 9,500 HPS	$28.44	/mo	$4.54000	/mo	553
554						Acorn 16,000 HPS	26.53	/mo		Acorn 16,000 HPS	31.42	/mo	4.89000	/mo	554
555					B.	Architectural 9,500 HPS	13.58	/mo	B.	Architectural 9,500 HPS	16.06	/mo	2.48000	/mo	555
556						Architectural 16,000 HPS	15.86	/mo		Architectural 16,000 HPS	18.67	/mo	2.81000	/mo	556
557						Architectural 30,000 HPS	18.82	/mo		Architectural 30,000 HPS	22.08	/mo	3.26000	/mo	557
558						Architectural 50,000 HPS	23.22	/mo		Architectural 50,000 HPS	27.11	/mo	3.89000	/mo	558
559						Architectural 14,000 MH	19.00	/mo		Architectural 14,000 MH	22.40	/mo	3.40000	/mo	559
560						Architectural 21,000 MH	21.57	/mo		Architectural 21,000 MH	25.35	/mo	3.78000	/mo	560
561						Architectural 36,000 MH	26.97	/mo		Architectural 36,000 MH	31.57	/mo	4.60000	/mo	561
562						Architectural 8,000 LPS	19.74	/mo		Architectural 8,000 LPS	23.47	/mo	3.73000	/mo	562
563						Architectural 13,500 LPS	23.28	/mo		Architectural 13,500 LPS	27.62	/mo	4.34000	/mo	563
564						Architectural 22,500 LPS	26.59	/mo		Architectural 22,500 LPS	31.48	/mo	4.89000	/mo	564
565						Architectural 33,000 LPS	31.99	/mo		Architectural 33,000 LPS	37.86	/mo	5.87000	/mo	565
566					C.	Cobra/Roadway 5,800 HPS	7.71	/mo	C.	Cobra/Roadway 5,800 HPS	9.10	/mo	1.39000	/mo	566
567						Cobra/Roadway 9,500 HPS	9.08	/mo		Cobra/Roadway 9,500 HPS	10.68	/mo	1.60000	/mo	567
568						Cobra/Roadway 16,000 HPS	11.37	/mo		Cobra/Roadway 16,000 HPS	13.30	/mo	1.93000	/mo	568
569						Cobra/Roadway 30,000 HPS	13.71	/mo		Cobra/Roadway 30,000 HPS	15.97	/mo	2.26000	/mo	569
570						Cobra/Roadway 50,000 HPS	18.60	/mo		Cobra/Roadway 50,000 HPS	21.58	/mo	2.98000	/mo	570
571						Cobra/Roadway 14,000 MH	13.22	/mo		Cobra/Roadway 14,000 MH	15.49	/mo	2.27000	/mo	571
572						Cobra/Roadway 21,000 MH	15.45	/mo		Cobra/Roadway 21,000 MH	18.04	/mo	2.59000	/mo	572
573						Cobra/Roadway 36,000 MH	20.34	/mo		Cobra/Roadway 36,000 MH	23.64	/mo	3.30000	/mo	573
574						Cobra/Roadway 8,000 FL	15.19	/mo		Cobra/Roadway 8,000 FL	18.03	/mo	2.84000	/mo	574
575					D.	Decorative Transit 9,500 HPS	32.76	/mo	D.	Decorative Transit 9,500 HPS	39.03	/mo	6.27000	/mo	575
576						Decorative Transit 30,000 HPS	37.50	/mo		Decorative Transit 30,000 HPS	44.41	/mo	6.91000	/mo	576
577					E.	Flood 30,000 HPS	18.20	/mo	E.	Flood 30,000 HPS	21.34	/mo	3.14000	/mo	577
578						Flood 50,000 HPS	22.57	/mo		Flood 50,000 HPS	26.33	/mo	3.76000	/mo	578
579						Flood 21,000 MH	19.43	/mo		Flood 21,000 MH	22.80	/mo	3.37000	/mo	579
580						Flood 36,000 MH	23.69	/mo		Flood 36,000 MH	27.65	/mo	3.96000	/mo	580
581					F.	Post Top gray 8,000 FL	16.37	/mo	F.	Post Top gray 8,000 FL	19.44	/mo	3.07000	/mo	581
582						Post Top gray 9,500 HPS	9.36	/mo		Post Top gray 9,500 HPS	11.02	/mo	1.66000	/mo	582
583						Post Top black 9,500 HPS	10.78	/mo		Post Top black 9,500 HPS	12.72	/mo	1.94000	/mo	583
584						Post Top Transit 9,500 HPS	28.68	/mo		Post Top Transit 9,500 HPS	34.15	/mo	5.47000	/mo	584
585					G.	FROZEN 4,000 INC	8.64	/mo	G.	FROZEN 4,000 INC	9.89	/mo	1.25000	/mo	585
586						FROZEN 7,000 MV	11.19	/mo		FROZEN 7,000 MV	13.07	/mo	1.88000	/mo	586
587						FROZEN 20,000 MV	22.01	/mo		FROZEN 20,000 MV	25.67	/mo	3.66000	/mo	587
588						FROZEN Brackets 8ft to 16ft	1.52	/mo		FROZEN Brackets 8ft to 16ft	1.82	/mo	0.30000	/mo	588
589					FIXTURES (Customer Owned)				FIXTURES (Customer Owned)						589
590					A.	Acorn 9,500 HPS	$8.14	/mo	A.	Acorn 9,500 HPS	$9.26	/mo	$1.12000	/mo	590
591						Acorn 16,000 HPS	10.29	/mo		Acorn 16,000 HPS	11.58	/mo	1.29000	/mo	591

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
592															592
593	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	FIXTURES (Customer Owned) (cont)				FIXTURES (Customer Owned) (cont)						593
594	(cont)	Service			B.	Architectural 9,500 HPS	$6.48	/mo	B.	Architectural 9,500 HPS	$7.31	/mo	$0.83000	/mo	594
595		(cont)				Architectural 16,000 HPS	8.67	/mo		Architectural 16,000 HPS	9.71	/mo	1.04000	/mo	595
596						Architectural 30,000 HPS	11.13	/mo		Architectural 30,000 HPS	12.42	/mo	1.29000	/mo	596
597						Architectural 50,000 HPS	16.01	/mo		Architectural 50,000 HPS	17.82	/mo	1.81000	/mo	597
598						Architectural 14,000 MH	10.41	/mo		Architectural 14,000 MH	11.70	/mo	1.29000	/mo	598
599						Architectural 21,000 MH	12.84	/mo		Architectural 21,000 MH	14.38	/mo	1.54000	/mo	599
600						Architectural 36,000 MH	17.66	/mo		Architectural 36,000 MH	19.70	/mo	2.04000	/mo	600
601						Architectural 8,000 LPS	8.67	/mo		Architectural 8,000 LPS	9.87	/mo	1.20000	/mo	601
602						Architectural 13,500 LPS	10.46	/mo		Architectural 13,500 LPS	11.86	/mo	1.40000	/mo	602
603						Architectural 22,500 LPS	12.76	/mo		Architectural 22,500 LPS	14.41	/mo	1.65000	/mo	603
604						Architectural 33,000 LPS	15.03	/mo		Architectural 33,000 LPS	16.96	/mo	1.93000	/mo	604
605					C.	Cobra/Roadway 5,800 HPS	4.56	/mo	C.	Cobra/Roadway 5,800 HPS	5.14	/mo	0.58000	/mo	605
606						Cobra/Roadway 9,500 HPS	5.58	/mo		Cobra/Roadway 9,500 HPS	6.27	/mo	0.69000	/mo	606
607						Cobra/Roadway 16,000 HPS	7.79	/mo		Cobra/Roadway 16,000 HPS	8.70	/mo	0.91000	/mo	607
608						Cobra/Roadway 30,000 HPS	10.12	/mo		Cobra/Roadway 30,000 HPS	11.25	/mo	1.13000	/mo	608
609						Cobra/Roadway 50,000 HPS	14.46	/mo		Cobra/Roadway 50,000 HPS	16.03	/mo	1.57000	/mo	609
610						Cobra/Roadway 14,000 MH	9.01	/mo		Cobra/Roadway 14,000 MH	10.08	/mo	1.07000	/mo	610
611						Cobra/Roadway 21,000 MH	11.21	/mo		Cobra/Roadway 21,000 MH	12.50	/mo	1.29000	/mo	611
612						Cobra/Roadway 36,000 MH	15.57	/mo		Cobra/Roadway 36,000 MH	17.29	/mo	1.72000	/mo	612
613						Cobra/Roadway 8,000 FL	4.45	/mo		Cobra/Roadway 8,000 FL	5.00	/mo	0.55000	/mo	613
614					D.	Decorative Transit 9,500 HPS	9.81	/mo	D.	Decorative Transit 9,500 HPS	11.19	/mo	1.38000	/mo	614
615						Decorative Transit 30,000 HPS	14.15	/mo		Decorative Transit 30,000 HPS	15.90	/mo	1.75000	/mo	615
616					E.	Flood 30,000 HPS	11.31	/mo	E.	Flood 30,000 HPS	12.63	/mo	1.32000	/mo	616
617						Flood 50,000 HPS	15.69	/mo		Flood 50,000 HPS	17.45	/mo	1.76000	/mo	617
618						Flood 21,000 MH	11.95	/mo		Flood 21,000 MH	13.36	/mo	1.41000	/mo	618
619						Flood 36,000 MH	16.21	/mo		Flood 36,000 MH	18.03	/mo	1.82000	/mo	619
620					F.	Post Top gray 8,000 FL	4.62	/mo	F.	Post Top gray 8,000 FL	5.20	/mo	0.58000	/mo	620
621						Post Top gray 9,500 HPS	5.87	/mo		Post Top gray 9,500 HPS	6.60	/mo	0.73000	/mo	621
622						Post Top black 9,500 HPS	6.08	/mo		Post Top black 9,500 HPS	6.84	/mo	0.76000	/mo	622
623						Post Top Transit 9,500 HPS	9.04	/mo		Post Top Transit 9,500 HPS	10.30	/mo	1.26000	/mo	623
624					G.	FROZEN 4,000 INC	4.83	/mo	G.	FROZEN 4,000 INC	5.13	/mo	0.30000	/mo	624
625						FROZEN 7,000 MV	6.42	/mo		FROZEN 7,000 MV	7.10	/mo	0.68000	/mo	625
626						FROZEN 20,000 MV	12.47	/mo		FROZEN 20,000 MV	13.75	/mo	1.28000	/mo	626
627					POLES				POLES						627
628					A.	Anchor Flush, Round, 1X, 12ft	$10.75	/mo	A.	Anchor Flush, Round, 1X, 12ft	$12.85	/mo	$2.10000	/mo	628
629						Anchor Flush, Round, 1X, 22ft	12.10	/mo		Anchor Flush, Round, 1X, 22ft	14.46	/mo	2.36000	/mo	629
630						Anchor Flush, Round, 1X, 25ft	13.09	/mo		Anchor Flush, Round, 1X, 25ft	15.65	/mo	2.56000	/mo	630
631						Anchor Flush, Round, 1X, 30ft	15.04	/mo		Anchor Flush, Round, 1X, 30ft	17.98	/mo	2.94000	/mo	631
632						Anchor Flush, Round, 1X, 32ft	15.80	/mo		Anchor Flush, Round, 1X, 32ft	18.89	/mo	3.09000	/mo	632
633						Anchor Flush, Round, 2X, 12ft	11.46	/mo		Anchor Flush, Round, 2X, 12ft	13.70	/mo	2.24000	/mo	633
634						Anchor Flush, Round, 2X, 22ft	13.17	/mo		Anchor Flush, Round, 2X, 22ft	15.74	/mo	2.57000	/mo	634
635						Anchor Flush, Round, 2X, 25ft	13.73	/mo		Anchor Flush, Round, 2X, 25ft	16.41	/mo	2.68000	/mo	635
636						Anchor Flush, Round, 2X, 30ft	15.96	/mo		Anchor Flush, Round, 2X, 30ft	19.08	/mo	3.12000	/mo	636
637						Anchor Flush, Round, 2X, 32ft	17.03	/mo		Anchor Flush, Round, 2X, 32ft	20.36	/mo	3.33000	/mo	637
638						Anchor Flush, Square, 5", 13ft	12.32	/mo		Anchor Flush, Square, 5", 13ft	14.73	/mo	2.41000	/mo	638
639						Anchor Flush, Square, 5", 15ft	11.01	/mo		Anchor Flush, Square, 5", 15ft	13.16	/mo	2.15000	/mo	639
640						Anchor Flush, Square, 5", 23ft	13.06	/mo		Anchor Flush, Square, 5", 23ft	15.61	/mo	2.55000	/mo	640
641						Anchor Flush, Square, 5", 25ft	14.36	/mo		Anchor Flush, Square, 5", 25ft	17.17	/mo	2.81000	/mo	641
642						Anchor Flush, Square, 5", 28ft	15.94	/mo		Anchor Flush, Square, 5", 28ft	19.05	/mo	3.11000	/mo	642

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
643															643
644	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	POLES (cont)				POLES (cont)						644
645	(cont)	Service			A.	Anchor Flush, Square, 5", 32ft	$15.85	/mo	A.	Anchor Flush, Square, 5", 32ft	$18.89	/mo	$3.04000	/mo	645
646		(cont)				Anchor Flush, Concrete, 12ft	36.72	/mo		Anchor Flush, Concrete, 12ft	43.90	/mo	7.18000	/mo	646
647						Anchor Flush, Fiberglass, 12ft	31.10	/mo		Anchor Flush, Fiberglass, 12ft	37.18	/mo	6.08000	/mo	647
648						Anchor Flush, Dec Transit Ped, 4", 16ft	30.32	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	36.24	/mo	5.92000	/mo	648
649						Anchor Flush, Dec Transit, 6", 30ft	58.54	/mo		Anchor Flush, Dec Transit, 6", 30ft	69.98	/mo	11.44000	/mo	649
650					B.	Anchor Pedstl, Round, 1X, 12ft	10.34	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	12.36	/mo	2.02000	/mo	650
651						Anchor Pedstl, Round, 1X, 22ft	11.69	/mo		Anchor Pedstl, Round, 1X, 22ft	13.97	/mo	2.28000	/mo	651
652						Anchor Pedstl, Round, 1X, 25ft	12.67	/mo		Anchor Pedstl, Round, 1X, 25ft	15.15	/mo	2.48000	/mo	652
653						Anchor Pedstl, Round, 1X, 30ft	14.64	/mo		Anchor Pedstl, Round, 1X, 30ft	17.50	/mo	2.86000	/mo	653
654						Anchor Pedstl, Round, 1X, 32ft	15.38	/mo		Anchor Pedstl, Round, 1X, 32ft	18.39	/mo	3.01000	/mo	654
655						Anchor Pedstl, Round, 2X, 12ft	11.05	/mo		Anchor Pedstl, Round, 2X, 12ft	13.21	/mo	2.16000	/mo	655
656						Anchor Pedstl, Round, 2X, 22ft	12.34	/mo		Anchor Pedstl, Round, 2X, 22ft	15.74	/mo	3.40000	/mo	656
657						Anchor Pedstl, Round, 2X, 25ft	13.32	/mo		Anchor Pedstl, Round, 2X, 25ft	15.92	/mo	2.60000	/mo	657
658						Anchor Pedstl, Round, 2X, 30ft	15.55	/mo		Anchor Pedstl, Round, 2X, 30ft	18.59	/mo	3.04000	/mo	658
659						Anchor Pedstl, Round, 2X, 32ft	16.61	/mo		Anchor Pedstl, Round, 2X, 32ft	19.86	/mo	3.25000	/mo	659
660						Anchor Pedstl, Round, 3 Bolt, 32ft	19.09	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	22.82	/mo	3.73000	/mo	660
661						Anchor Pedstl, Square, 5", 13ft	11.92	/mo		Anchor Pedstl, Square, 5", 13ft	14.25	/mo	2.33000	/mo	661
662						Anchor Pedstl, Square, 5", 15ft	12.19	/mo		Anchor Pedstl, Square, 5", 15ft	14.57	/mo	2.38000	/mo	662
663						Anchor Pedstl, Square, 5", 23ft	12.65	/mo		Anchor Pedstl, Square, 5", 23ft	15.12	/mo	2.47000	/mo	663
664						Anchor Pedstl, Square, 5", 25ft	13.95	/mo		Anchor Pedstl, Square, 5", 25ft	16.68	/mo	2.73000	/mo	664
665						Anchor Pedstl, Square, 5", 28ft	15.51	/mo		Anchor Pedstl, Square, 5", 28ft	18.54	/mo	3.03000	/mo	665
666						Anchor Pedstl, Square, 5", 32ft	16.10	/mo		Anchor Pedstl, Square, 5", 32ft	19.25	/mo	3.15000	/mo	666
667					C.	Direct Bury, Round, 19ft	16.27	/mo	C.	Direct Bury, Round, 19ft	19.45	/mo	3.18000	/mo	667
668						Direct Bury, Round, 30ft	12.70	/mo		Direct Bury, Round, 30ft	15.18	/mo	2.48000	/mo	668
669						Direct Bury, Round, 38ft	15.50	/mo		Direct Bury, Round, 38ft	18.53	/mo	3.03000	/mo	669
670						Direct Bury, Self-Support, 40ft	19.09	/mo		Direct Bury, Self-Support, 40ft	22.82	/mo	3.73000	/mo	670
671						Direct Bury, Stepped, 49ft	57.40	/mo		Direct Bury, Stepped, 49ft	68.62	/mo	11.22000	/mo	671
672						Direct Bury, Square, 4", 34ft	14.02	/mo		Direct Bury, Square, 4", 34ft	16.76	/mo	2.74000	/mo	672
673						Direct Bury, Square, 5", 20ft	13.31	/mo		Direct Bury, Square, 5", 20ft	15.91	/mo	2.60000	/mo	673
674						Direct Bury, Square, 30ft	13.87	/mo		Direct Bury, Square, 30ft	16.58	/mo	2.71000	/mo	674
675						Direct Bury, Square, 38ft	15.06	/mo		Direct Bury, Square, 38ft	18.00	/mo	2.94000	/mo	675
676						Direct Bury, Steel Dist Pole, 35ft	20.79	/mo		Direct Bury, Steel Dist Pole, 35ft	24.85	/mo	4.06000	/mo	676
677					D.	Post Top, Dec Transit, 16ft	30.97	/mo	D.	Post Top, Dec Transit, 16ft	37.02	/mo	6.05000	/mo	677
678						Post Top, Gray Steel/Fiberglass, 23ft	10.74	/mo		Post Top, Gray Steel/Fiberglass, 23ft	12.84	/mo	2.10000	/mo	678
679						Post Top, Black Steel, 23ft	11.84	/mo		Post Top, Black Steel, 23ft	14.15	/mo	2.31000	/mo	679
680					E.	FROZEN, Wood Poles, 30ft	7.90	/mo	E.	FROZEN, Wood Poles, 30ft	9.44	/mo	1.54000	/mo	680
681						FROZEN, Wood Poles, 35ft	7.90	/mo		FROZEN, Wood Poles, 35ft	9.44	/mo	1.54000	/mo	681
682						FROZEN, Wood Poles, 40ft	11.24	/mo		FROZEN, Wood Poles, 40ft	13.44	/mo	2.20000	/mo	682
683					ANCHOR BASE				ANCHOR BASE						683
684						Flush, 4ft	$8.75	/mo		Flush, 4ft	$10.46	/mo	$1.71000	/mo	684
685						Flush, 6ft	10.44	/mo		Flush, 6ft	12.48	/mo	2.04000	/mo	685
686						Pedestal, 8ft	11.96	/mo		Pedestal, 8ft	14.30	/mo	2.34000	/mo	686
687						Pedestal, 32' round steel pole, 4ft 6"	8.29	/mo		Pedestal, 32' round steel pole, 4ft 6"	9.91	/mo	1.62000	/mo	687
688					OPTIONAL EQUIPMENT				OPTIONAL EQUIPMENT						688
689						1. 100' OH, UG if conduit by customer	$3.09	/mo		1. 100' OH, UG if conduit by customer	$3.69	/mo	$0.60000	/mo	689
690						2. HPS not accessible by bucket	2.47	/mo		2. HPS not accessible by bucket	2.95	/mo	0.48000	/mo	690
691						3. MH not accessible by bucket	5.33	/mo		3. MH not accessible by bucket	6.37	/mo	1.04000	/mo	691
692					NON-STANDARD FACILITIES				NON-STANDARD FACILITIES						692
693						Service Charge	$2.96	/mo		Service Charge	$3.54	/mo	$0.58000	/mo	693
694						All kWh	0.05604	/kWh		All kWh	0.06699	/kWh	0.01095	/kWh	694
695									NEW EQUIPMENT						695
696									D.	Decorative Transit 16,000 HPS	$38.930	/mo	$—	/mo	696
697										Cust owned	6.660	/mo	—	/mo	697
698									C.	Deecorative Transit 41- 6	21.610	/mo	—	/mo	698
699										Deecorative Transit 47	26.920	/mo	—	/mo	699

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
700													700
701	E-51	Optional Electric	Basic	Sum & Win	Basic Service Charge	$0.276	/day						701
702		Service for Qualified			Generator Meter Charge	0.828	/day						702
703		Cogeneration and Small		Sum & Win	Reservation Charge per kW	2.488	/kW						703
704		Power Production			Initial Reservation Charge	24.88	/kW						704
705		Facilities over 100 KW											705
706			Standby	Summer	All On-Peak kWh	0.05802	/kWh	RATE E-51 CANCELLED					706
707					All Off-Peak kWh	0.03342	/kWh						707
708													708
709				Winter	All On-Peak kWh	0.04471	/kWh						709
710					All Off-Peak kWh	0.03342	/kWh						710
711													711
712			Maintenance	Sum & Win	All kWh	0.03342	/kWh						712
713													713
714	E-53	Electric Service for	Rate	Sum & Win	Billed on Rate Schedule E-32 or Rate Schedule E-32TOU								714
715		Athletic Stadiums											715
716		and Sports Fields	Minimum	Sum & Win	No bills rendered when no usage								716
717													717
718	E-54	Seasonal Service	Rate	Sum & Win	Billed on Rate Schedule E-32 or Rate Schedule E-32TOU								718
719													719
720			Minimum	Sum & Win	“Floor” Annual Minimum	$ 603.49	/yr	NO CHANGE					720
721					Monthly Minimum	50.29	/mo						721
722													722
723	E-55	Electric Service for	Basic	Sum & Win	Basic Service Charge	$54.95	/day						723
724		Partial Requirements	Service		Generator Meter Charge	2.055	/day						724
725		Service of 3000 kW											725
726		or greater	Standby	Sum & Win	Res Charge per kW 95% abv	$4.21	/mo						726
727			Service		Res Charge per kW 90-94%	5.14	/mo						727
728					Res Charge per kW 80-89%	6.77	/mo						728
729				Summer	All On-Peak kWh	0.03040	/kWh						729
730				(Jun-Oct)	All Off-Peak kWh	0.01616	/kWh						730
731				Winter	All On-Peak kWh	0.02605	/kWh						731
732				(Nov-May)	All Off-Peak kWh	0.01033	/kWh	RATE E-55 CANCELLED					732
733													733
734			Maint.	Sum & Win	All On-Peak kWh	$0.02605	/kWh						734
735			Service		All Off-Peak kWh	0.01033	/kWh						735
736													736
737			C.F. penalty	Sum & Win	C.F. less than 75%	$21.28	/kW						737
738					C.F. less than 75% @ 69kV	18.94	/kW						738
739													739
740		Above 69 kV	Standby	Sum & Win	Res Charge per kW 95% abv	$1.45	/mo						740
741			Service		Res Charge per kW 90-94%	2.30	/mo						741
742					Res Charge per kW 80-89%	4.11	/mo						742
743													743
744			C.F. penalty	Sum & Win	C.F. less than 75%	$18.94	/kW						744
745					C.F. less than 75% @ 69kV	18.11	/kW						745

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I)-(F)
746													746
747	E-56	Electric Service for											747
748		Partial Requirements	Basic										748
749		Service for CG	Service	Sum & Win	NEW SCHEDULE			Basic Service Charge	per applicable rate				749
750		installations of 100kw							schedule				750
751													751
752													752
753													753
754			Supplemental	Sum & Win				All Supplemental Charges	per applicable rate				754
755			Service						schedule				755
756													756
757													757
758			Back-Up	Sum & Win				Back-Up Service with E-34 On-Peak	$0.6296	/kW-day	$0.62960	/kW-day	758
759			Service					Back-Up Service with E-32 On-Peak	0.1005	/kW-day	0.10050	/kW-day	759
760								Back-Up Service with E-34 Off-Peak	n/a		—		760
761								Back-Up Service with E-32 Off-Peak	n/a		—		761
762													762
763			Maint.	Sum & Win				Scheduled Maintenance On-Peak	1/2 Back-up Charge		—		763
764			Service					Scheduled Maintenance Off-Peak	n/a		—		764
765													765
766			Excess	Sum & Win				Secondary Service Excess Charge	$53.09	/kW	$53.09000	/kW	766
767								Primary Service Excess Charge	50.84	/kW	$50.84000	/kW	767
768								Transmission Service Excess Charge	40.38	/kW	$40.38000	/kW	768
769													769

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
770															770
771	E-58	Street Lighting Service	Rate	Sum & Win	FIXTURES (Investment by Company)				FIXTURES (Investment by Company)						771
772					A.	Acorn 9,500 HPS	$23.90	/mo	A.	Acorn 9,500 HPS	$28.21	/mo	$4.31000	/mo	772
773						Acorn 16,000 HPS	26.53	/mo		Acorn 16,000 HPS	31.50	/mo	4.97000	/mo	773
774					B.	Architectural 9,500 HPS	13.58	/mo	B.	Architectural 9,500 HPS	15.95	/mo	2.37000	/mo	774
775						Architectural 16,000 HPS	15.86	/mo		Architectural 16,000 HPS	18.54	/mo	2.68000	/mo	775
776						Architectural 30,000 HPS	18.82	/mo		Architectural 30,000 HPS	21.92	/mo	3.10000	/mo	776
777						Architectural 50,000 HPS	23.22	/mo		Architectural 50,000 HPS	26.92	/mo	3.70000	/mo	777
778						Architectural 14,000 MH	19.00	/mo		Architectural 14,000 MH	22.25	/mo	3.25000	/mo	778
779						Architectural 21,000 MH	21.57	/mo		Architectural 21,000 MH	25.18	/mo	3.61000	/mo	779
780						Architectural 36,000 MH	26.97	/mo		Architectural 36,000 MH	31.35	/mo	4.38000	/mo	780
781						Architectural 8,000 LPS	19.74	/mo		Architectural 8,000 LPS	23.31	/mo	3.57000	/mo	781
782						Architectural 13,500 LPS	23.28	/mo		Architectural 13,500 LPS	27.43	/mo	4.15000	/mo	782
783						Architectural 22,500 LPS	26.59	/mo		Architectural 22,500 LPS	31.26	/mo	4.67000	/mo	783
784						Architectural 33,000 LPS	31.99	/mo		Architectural 33,000 LPS	37.60	/mo	5.61000	/mo	784
785					C.	Cobra/Roadway 5,800 HPS	7.71	/mo	C.	Cobra/Roadway 5,800 HPS	9.03	/mo	1.32000	/mo	785
786						Cobra/Roadway 9,500 HPS	9.08	/mo		Cobra/Roadway 9,500 HPS	10.61	/mo	1.53000	/mo	786
787						Cobra/Roadway 16,000 HPS	11.37	/mo		Cobra/Roadway 16,000 HPS	13.21	/mo	1.84000	/mo	787
788						Cobra/Roadway 30,000 HPS	13.71	/mo		Cobra/Roadway 30,000 HPS	15.86	/mo	2.15000	/mo	788
789						Cobra/Roadway 50,000 HPS	18.60	/mo		Cobra/Roadway 50,000 HPS	21.43	/mo	2.83000	/mo	789
790						Cobra/Roadway 14,000 MH	13.22	/mo		Cobra/Roadway 14,000 MH	15.39	/mo	2.17000	/mo	790
791						Cobra/Roadway 21,000 MH	15.45	/mo		Cobra/Roadway 21,000 MH	17.91	/mo	2.46000	/mo	791
792						Cobra/Roadway 36,000 MH	20.34	/mo		Cobra/Roadway 36,000 MH	23.48	/mo	3.14000	/mo	792
793						Cobra/Roadway 8,000 FL	15.19	/mo		Cobra/Roadway 8,000 FL	17.91	/mo	2.72000	/mo	793
794					D.	Decorative Transit 9,500 HPS	32.76	/mo	D.	Decorative Transit 9,500 HPS	38.77	/mo	6.01000	/mo	794
795						Decorative Transit 30,000 HPS	31.16	/mo		Decorative Transit 30,000 HPS	36.58	/mo	5.42000	/mo	795
796					FIXTURES (Investment by Company) (cont)				FIXTURES (Investment by Company) (cont)						796
797					E.	Flood 30,000 HPS	$18.20	/mo	E.	Flood 30,000 HPS	$21.19	/mo	$2.99000	/mo	797
798						Flood 50,000 HPS	22.57	/mo		Flood 50,000 HPS	26.15	/mo	3.58000	/mo	798
799						Flood 21,000 MH	19.43	/mo		Flood 21,000 MH	22.64	/mo	3.21000	/mo	799
800						Flood 36,000 MH	23.69	/mo		Flood 36,000 MH	27.46	/mo	3.77000	/mo	800
801					F.	Post Top gray 8,000 FL	16.37	/mo	F.	Post Top gray 8,000 FL	19.31	/mo	2.94000	/mo	801
802						Post Top gray 9,500 HPS	9.36	/mo		Post Top gray 9,500 HPS	10.94	/mo	1.58000	/mo	802
803						Post Top black 9,500 HPS	10.78	/mo		Post Top black 9,500 HPS	12.63	/mo	1.85000	/mo	803
804						Post Top Transit 9,500 HPS	28.68	/mo		Post Top Transit 9,500 HPS	33.92	/mo	5.24000	/mo	804
805					G.	FROZEN 4,000 INC	8.64	/mo	G.	FROZEN 4,000 INC	9.82	/mo	1.18000	/mo	805
806						FROZEN 7,000 MV	11.19	/mo		FROZEN 7,000 MV	12.98	/mo	1.79000	/mo	806
807						FROZEN 11,000 MV	14.02	/mo		FROZEN 11,000 MV	16.65	/mo	2.63000	/mo	807
808						FROZEN 20,000 MV	22.01	/mo		FROZEN 20,000 MV	25.49	/mo	3.48000	/mo	808

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
809															809
810	E-58	Street Lighting Service	Rate	Sum & Win	FIXTURES (Investment by Others)				FIXTURES (Investment by Others)						810
811	(cont)				A.	Acorn 9,500 HPS	$8.14	/mo	A.	Acorn 9,500 HPS	$9.49	/mo	$1.35000	/mo	811
812						Acorn 16,000 HPS	10.29	/mo		Acorn 16,000 HPS	12.22	/mo	1.93000	/mo	812
813					B.	Architectural 9,500 HPS	6.48	/mo	B.	Architectural 9,500 HPS	7.52	/mo	1.04000	/mo	813
814						Architectural 16,000 HPS	8.67	/mo		Architectural 16,000 HPS	10.00	/mo	1.33000	/mo	814
815						Architectural 30,000 HPS	11.13	/mo		Architectural 30,000 HPS	12.79	/mo	1.66000	/mo	815
816						Architectural 50,000 HPS	16.01	/mo		Architectural 50,000 HPS	18.36	/mo	2.35000	/mo	816
817						Architectural 14,000 MH	10.41	/mo		Architectural 14,000 MH	12.05	/mo	1.64000	/mo	817
818						Architectural 21,000 MH	12.84	/mo		Architectural 21,000 MH	14.81	/mo	1.97000	/mo	818
819						Architectural 36,000 MH	17.66	/mo		Architectural 36,000 MH	20.30	/mo	2.64000	/mo	819
820						Architectural 8,000 LPS	8.67	/mo		Architectural 8,000 LPS	10.16	/mo	1.49000	/mo	820
821						Architectural 13,500 LPS	10.46	/mo	B.	Architectural 13,500 LPS	12.21	/mo	1.75000	/mo	821
822						Architectural 22,500 LPS	12.76	/mo		Architectural 22,500 LPS	14.84	/mo	2.08000	/mo	822
823						Architectural 33,000 LPS	15.03	/mo		Architectural 33,000 LPS	17.47	/mo	2.44000	/mo	823
824					C.	Cobra/Roadway 5,800 HPS	4.56	/mo	C.	Cobra/Roadway 5,800 HPS	5.29	/mo	0.73000	/mo	824
825						Cobra/Roadway 9,500 HPS	5.58	/mo		Cobra/Roadway 9,500 HPS	6.46	/mo	0.88000	/mo	825
826						Cobra/Roadway 16,000 HPS	7.79	/mo		Cobra/Roadway 16,000 HPS	8.96	/mo	1.17000	/mo	826
827						Cobra/Roadway 30,000 HPS	10.12	/mo		Cobra/Roadway 30,000 HPS	11.60	/mo	1.48000	/mo	827
828						Cobra/Roadway 50,000 HPS	14.46	/mo		Cobra/Roadway 50,000 HPS	16.52	/mo	2.06000	/mo	828
829						Cobra/Roadway 14,000 MH	9.01	/mo		Cobra/Roadway 14,000 MH	10.39	/mo	1.38000	/mo	829
830						Cobra/Roadway 21,000 MH	11.21	/mo		Cobra/Roadway 21,000 MH	12.88	/mo	1.67000	/mo	830
831						Cobra/Roadway 36,000 MH	15.57	/mo		Cobra/Roadway 36,000 MH	17.82	/mo	2.25000	/mo	831
832						Cobra/Roadway 8,000 FL	4.45	/mo		Cobra/Roadway 8,000 FL	5.15	/mo	0.70000	/mo	832
833					D.	Decorative Transit 9,500 HPS	9.81	/mo	D.	Decorative Transit 9,500 HPS	11.52	/mo	1.71000	/mo	833
834						Decorative Transit 30,000 HPS	14.15	/mo		Decorative Transit 30,000 HPS	16.38	/mo	2.23000	/mo	834
835					E.	Flood 30,000 HPS	11.31	/mo	E.	Flood 30,000 HPS	13.01	/mo	1.70000	/mo	835
836						Flood 50,000 HPS	15.69	/mo		Flood 50,000 HPS	17.98	/mo	2.29000	/mo	836
837						Flood 21,000 MH	11.95	/mo		Flood 21,000 MH	13.76	/mo	1.81000	/mo	837
838						Flood 36,000 MH	16.21	/mo		Flood 36,000 MH	18.58	/mo	2.37000	/mo	838
839					F.	Post Top gray 8,000 FL	4.62	/mo	F.	Post Top gray 8,000 FL	5.36	/mo	0.74000	/mo	839
840						Post Top gray 9,500 HPS	5.87	/mo		Post Top gray 9,500 HPS	6.80	/mo	0.93000	/mo	840
841						Post Top black 9,500 HPS	6.08	/mo		Post Top black 9,500 HPS	7.05	/mo	0.97000	/mo	841
842						Post Top Transit 9,500 HPS	9.04	/mo		Post Top Transit 9,500 HPS	10.60	/mo	1.56000	/mo	842
843					G.	FROZEN 4,000 INC	4.83	/mo	G.	FROZEN 4,000 INC	5.29	/mo	0.46000	/mo	843
844						FROZEN 7,000 MV	6.42	/mo		FROZEN 7,000 MV	7.31	/mo	0.89000	/mo	844
845						FROZEN 11,000 MV	8.55	/mo		FROZEN 11,000 MV	10.15	/mo	1.60000	/mo	845
846						FROZEN 20,000 MV	12.47	/mo		FROZEN 20,000 MV	14.17	/mo	1.70000	/mo	846

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I)-(F)
847															847
848	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Company)				POLES (Investment by Company)						848
849	(cont)				A.	Anchor Flush, Round, 1X, 12ft	$10.75	/mo	A.	Anchor Flush, Round, 1X, 12ft	$12.76	/mo	$2.01000	/mo	849
850						Anchor Flush, Round, 1X, 22ft	12.10	/mo		Anchor Flush, Round, 1X, 22ft	14.37	/mo	2.27000	/mo	850
851						Anchor Flush, Round, 1X, 25ft	13.09	/mo		Anchor Flush, Round, 1X, 25ft	15.54	/mo	2.45000	/mo	851
852						Anchor Flush, Round, 1X, 30ft	15.04	/mo		Anchor Flush, Round, 1X, 30ft	17.86	/mo	2.82000	/mo	852
853						Anchor Flush, Round, 1X, 32ft	15.80	/mo		Anchor Flush, Round, 1X, 32ft	18.76	/mo	2.96000	/mo	853
854						Anchor Flush, Round, 2X, 12ft	11.46	/mo		Anchor Flush, Round, 2X, 12ft	13.61	/mo	2.15000	/mo	854
855						Anchor Flush, Round, 2X, 22ft	13.17	/mo		Anchor Flush, Round, 2X, 22ft	15.64	/mo	2.47000	/mo	855
856						Anchor Flush, Round, 2X, 25ft	13.73	/mo		Anchor Flush, Round, 2X, 25ft	16.30	/mo	2.57000	/mo	856
857						Anchor Flush, Round, 2X, 30ft	15.96	/mo		Anchor Flush, Round, 2X, 30ft	18.95	/mo	2.99000	/mo	857
858						Anchor Flush, Round, 2X, 32ft	17.03	/mo		Anchor Flush, Round, 2X, 32ft	20.22	/mo	3.19000	/mo	858
859						Anchor Flush, Square, 5", 13ft	12.32	/mo		Anchor Flush, Square, 5", 13ft	14.63	/mo	2.31000	/mo	859
860						Anchor Flush, Square, 5", 15ft	11.01	/mo		Anchor Flush, Square, 5", 15ft	13.07	/mo	2.06000	/mo	860
861						Anchor Flush, Square, 5", 23ft	13.06	/mo		Anchor Flush, Square, 5", 23ft	15.51	/mo	2.45000	/mo	861
862						Anchor Flush, Square, 5", 25ft	14.36	/mo		Anchor Flush, Square, 5", 25ft	17.05	/mo	2.69000	/mo	862
863						Anchor Flush, Square, 5", 28ft	15.94	/mo		Anchor Flush, Square, 5", 28ft	18.93	/mo	2.99000	/mo	863
864						Anchor Flush, Square, 5", 32ft	15.85	/mo		Anchor Flush, Square, 5", 32ft	18.82	/mo	2.97000	/mo	864
865						Anchor Flush, Concrete, 12ft	36.72	/mo		Anchor Flush, Concrete, 12ft	43.60	/mo	6.88000	/mo	865
866						Anchor Flush, Fiberglass, 12ft	31.10	/mo		Anchor Flush, Fiberglass, 12ft	36.93	/mo	5.83000	/mo	866
867						Anchor Flush, Dec Transit Ped, 4", 16ft	30.32	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	36.00	/mo	5.68000	/mo	867
868						Anchor Flush, Dec Transit, 6", 30ft	58.54	/mo		Anchor Flush, Dec Transit, 6", 30ft	69.50	/mo	10.96000	/mo	868
869					B.	Anchor Pedstl, Round, 1X, 12ft	10.34	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	12.28	/mo	1.94000	/mo	869
870						Anchor Pedstl, Round, 1X, 22ft	11.69	/mo		Anchor Pedstl, Round, 1X, 22ft	13.88	/mo	2.19000	/mo	870
871						Anchor Pedstl, Round, 1X, 25ft	12.67	/mo		Anchor Pedstl, Round, 1X, 25ft	15.04	/mo	2.37000	/mo	871
872						Anchor Pedstl, Round, 1X, 30ft	14.64	/mo		Anchor Pedstl, Round, 1X, 30ft	17.38	/mo	2.74000	/mo	872
873						Anchor Pedstl, Round, 1X, 32ft	15.38	/mo		Anchor Pedstl, Round, 1X, 32ft	18.26	/mo	2.88000	/mo	873
874						Anchor Pedstl, Round, 2X, 12ft	11.05	/mo		Anchor Pedstl, Round, 2X, 12ft	13.12	/mo	2.07000	/mo	874
875						Anchor Pedstl, Round, 2X, 22ft	12.34	/mo		Anchor Pedstl, Round, 2X, 22ft	14.65	/mo	2.31000	/mo	875
876						Anchor Pedstl, Round, 2X, 25ft	13.32	/mo		Anchor Pedstl, Round, 2X, 25ft	15.81	/mo	2.49000	/mo	876
877						Anchor Pedstl, Round, 2X, 30ft	15.55	/mo		Anchor Pedstl, Round, 2X, 30ft	18.46	/mo	2.91000	/mo	877
878						Anchor Pedstl, Round, 2X, 32ft	16.61	/mo		Anchor Pedstl, Round, 2X, 32ft	19.72	/mo	3.11000	/mo	878
879						Anchor Pedstl, Round, 3 Bolt, 32ft	19.09	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	22.67	/mo	3.58000	/mo	879
880						Anchor Pedstl, Square, 5", 13ft	11.92	/mo		Anchor Pedstl, Square, 5", 13ft	14.15	/mo	2.23000	/mo	880
881						Anchor Pedstl, Square, 5", 15ft	12.19	/mo		Anchor Pedstl, Square, 5", 15ft	14.47	/mo	2.28000	/mo	881
882						Anchor Pedstl, Square, 5", 23ft	12.65	/mo		Anchor Pedstl, Square, 5", 23ft	15.02	/mo	2.37000	/mo	882
883						Anchor Pedstl, Square, 5", 25ft	13.95	/mo		Anchor Pedstl, Square, 5", 25ft	16.56	/mo	2.61000	/mo	883
884						Anchor Pedstl, Square, 5", 28ft	15.51	/mo		Anchor Pedstl, Square, 5", 28ft	18.42	/mo	2.91000	/mo	884
885						Anchor Pedstl, Square, 5", 32ft	16.10	/mo		Anchor Pedstl, Square, 5", 32ft	19.12	/mo	3.02000	/mo	885
886					C.	Direct Bury, Round, 19ft	16.27	/mo	C.	Direct Bury, Round, 19ft	19.32	/mo	3.05000	/mo	886
887						Direct Bury, Round, 30ft	12.70	/mo		Direct Bury, Round, 30ft	15.08	/mo	2.38000	/mo	887
888						Direct Bury, Round, 38ft	15.50	/mo		Direct Bury, Round, 38ft	18.40	/mo	2.90000	/mo	888
889						Direct Bury, Self-Support, 40ft	19.09	/mo		Direct Bury, Self-Support, 40ft	22.67	/mo	3.58000	/mo	889
890						Direct Bury, Stepped, 49ft	57.40	/mo		Direct Bury, Stepped, 49ft	68.15	/mo	10.75000	/mo	890
891						Direct Bury, Square, 4", 34ft	14.02	/mo		Direct Bury, Square, 4", 34ft	16.65	/mo	2.63000	/mo	891
892						Direct Bury, Square, 5", 20ft	13.31	/mo		Direct Bury, Square, 5", 20ft	15.80	/mo	2.49000	/mo	892
893						Direct Bury, Square, 30ft	13.87	/mo		Direct Bury, Square, 30ft	16.47	/mo	2.60000	/mo	893
894						Direct Bury, Square, 38ft	15.06	/mo		Direct Bury, Square, 38ft	17.88	/mo	2.82000	/mo	894
895						Direct Bury, Steel Dist Pole, 35ft	20.79	/mo		Direct Bury, Steel Dist Pole, 35ft	24.68	/mo	3.89000	/mo	895

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)		(F)	(G)	(H)		(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates				Proposed Rates						Line
No.	Schedule	Description	Designation	Season	Block		Rates		Block		Rates		Change		No.
896													(I) - (F)		896
897	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Company) (cont)				POLES (Investment by Company) (cont)						897
898	(cont)				D.	Post Top, Dec Transit, 16ft	$30.97	/mo	D.	Post Top, Dec Transit, 16ft	$36.77	/mo	$5.80000	/mo	898
899						Post Top, Gray Steel/Fiberglass, 23ft	10.74	/mo		Post Top, Gray Steel/Fiberglass, 23ft	12.75	/mo	2.01000	/mo	899
900						Post Top, Black Steel, 23ft	11.84	/mo		Post Top, Black Steel, 23ft	14.06	/mo	2.22000	/mo	900
901					E.	Existing Distribution Pole	1.31	/mo	E.	Existing Distribution Pole	1.56	/mo	0.25000	/mo	901
902					F.	FROZEN, Wood Poles, 30ft	7.90	/mo	F.	FROZEN, Wood Poles, 30ft	9.38	/mo	1.48000	/mo	902
903						FROZEN, Wood Poles, 35ft	7.90	/mo		FROZEN, Wood Poles, 35ft	9.38	/mo	1.48000	/mo	903
904					POLES (Investment by Others)				POLES (Investment by Others)						904
905					A.	Anchor Flush, Round, 1X, 12ft	$1.48	/mo	A.	Anchor Flush, Round, 1X, 12ft	$1.76	/mo	$0.28000	/mo	905
906						Anchor Flush, Round, 1X, 22ft	1.66	/mo		Anchor Flush, Round, 1X, 22ft	1.97	/mo	0.31000	/mo	906
907						Anchor Flush, Round, 1X, 25ft	1.81	/mo		Anchor Flush, Round, 1X, 25ft	2.15	/mo	0.34000	/mo	907
908						Anchor Flush, Round, 1X, 30ft	2.07	/mo		Anchor Flush, Round, 1X, 30ft	2.46	/mo	0.39000	/mo	908
909						Anchor Flush, Round, 1X, 32ft	2.09	/mo		Anchor Flush, Round, 1X, 32ft	2.48	/mo	0.39000	/mo	909
910						Anchor Flush, Round, 2X, 12ft	1.58	/mo		Anchor Flush, Round, 2X, 12ft	1.88	/mo	0.30000	/mo	910
911						Anchor Flush, Round, 2X, 22ft	1.82	/mo		Anchor Flush, Round, 2X, 22ft	2.16	/mo	0.34000	/mo	911
912						Anchor Flush, Round, 2X, 25ft	1.89	/mo		Anchor Flush, Round, 2X, 25ft	2.24	/mo	0.35000	/mo	912
913						Anchor Flush, Round, 2X, 30ft	2.20	/mo		Anchor Flush, Round, 2X, 30ft	2.61	/mo	0.41000	/mo	913
914						Anchor Flush, Round, 2X, 32ft	2.35	/mo		Anchor Flush, Round, 2X, 32ft	2.79	/mo	0.44000	/mo	914
915						Anchor Flush, Square, 5", 13ft	1.70	/mo		Anchor Flush, Square, 5", 13ft	2.02	/mo	0.32000	/mo	915
916						Anchor Flush, Square, 5", 15ft	1.52	/mo		Anchor Flush, Square, 5", 15ft	1.80	/mo	0.28000	/mo	916
917						Anchor Flush, Square, 5", 23ft	1.79	/mo		Anchor Flush, Square, 5", 23ft	2.13	/mo	0.34000	/mo	917
918						Anchor Flush, Square, 5", 25ft	1.97	/mo		Anchor Flush, Square, 5", 25ft	2.34	/mo	0.37000	/mo	918
919						Anchor Flush, Square, 5", 28ft	2.19	/mo		Anchor Flush, Square, 5", 28ft	2.60	/mo	0.41000	/mo	919
920						Anchor Flush, Square, 5", 32ft	2.18	/mo		Anchor Flush, Square, 5", 32ft	2.59	/mo	0.41000	/mo	920
921						Anchor Flush, Concrete, 12ft	5.06	/mo		Anchor Flush, Concrete, 12ft	6.01	/mo	0.95000	/mo	921
922						Anchor Flush, Fiberglass, 12ft	4.28	/mo		Anchor Flush, Fiberglass, 12ft	5.08	/mo	0.80000	/mo	922
923						Anchor Flush, Dec Transit Ped, 4", 16ft	4.18	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	4.96	/mo	0.78000	/mo	923
924						Anchor Flush, Dec Transit, 6", 30ft	8.06	/mo		Anchor Flush, Dec Transit, 6", 30ft	9.57	/mo	1.51000	/mo	924
925					B.	Anchor Pedstl, Round, 1X, 12ft	1.42	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	1.69	/mo	0.27000	/mo	925
926						Anchor Pedstl, Round, 1X, 22ft	1.61	/mo		Anchor Pedstl, Round, 1X, 22ft	1.91	/mo	0.30000	/mo	926
927						Anchor Pedstl, Round, 1X, 25ft	1.75	/mo		Anchor Pedstl, Round, 1X, 25ft	2.08	/mo	0.33000	/mo	927
928						Anchor Pedstl, Round, 1X, 30ft	2.02	/mo		Anchor Pedstl, Round, 1X, 30ft	2.40	/mo	0.38000	/mo	928
929						Anchor Pedstl, Round, 1X, 32ft	2.12	/mo		Anchor Pedstl, Round, 1X, 32ft	2.52	/mo	0.40000	/mo	929
930						Anchor Pedstl, Round, 2X, 12ft	1.52	/mo		Anchor Pedstl, Round, 2X, 12ft	1.80	/mo	0.28000	/mo	930
931						Anchor Pedstl, Round, 2X, 22ft	1.70	/mo		Anchor Pedstl, Round, 2X, 22ft	2.02	/mo	0.32000	/mo	931
932						Anchor Pedstl, Round, 2X, 25ft	1.83	/mo		Anchor Pedstl, Round, 2X, 25ft	2.17	/mo	0.34000	/mo	932
933						Anchor Pedstl, Round, 2X, 30ft	2.14	/mo		Anchor Pedstl, Round, 2X, 30ft	2.54	/mo	0.40000	/mo	933
934						Anchor Pedstl, Round, 2X, 32ft	2.29	/mo		Anchor Pedstl, Round, 2X, 32ft	2.72	/mo	0.43000	/mo	934
935						Anchor Pedstl, Round, 3 Bolt, 32ft	2.62	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	3.11	/mo	0.49000	/mo	935
936						Anchor Pedstl, Square, 5", 13ft	1.64	/mo		Anchor Pedstl, Square, 5", 13ft	1.95	/mo	0.31000	/mo	936
937						Anchor Pedstl, Square, 5", 15ft	1.67	/mo		Anchor Pedstl, Square, 5", 15ft	1.98	/mo	0.31000	/mo	937
938						Anchor Pedstl, Square, 5", 23ft	1.75	/mo		Anchor Pedstl, Square, 5", 23ft	2.08	/mo	0.33000	/mo	938
939						Anchor Pedstl, Square, 5", 25ft	1.93	/mo		Anchor Pedstl, Square, 5", 25ft	2.29	/mo	0.36000	/mo	939
940						Anchor Pedstl, Square, 5", 28ft	2.14	/mo		Anchor Pedstl, Square, 5", 28ft	2.54	/mo	0.40000	/mo	940
941						Anchor Pedstl, Square, 5", 32ft	2.21	/mo		Anchor Pedstl, Square, 5", 32ft	2.62	/mo	0.41000	/mo	941

Supporting Schedules: N/A	Recap Schedules: N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)		(F)	(G)	(H)		(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates				Proposed Rates						Line
No.	Schedule	Description	Designation	Season	Block		Rates		Block		Rates		Change		No.
942													(I) - (F)		942
943	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Others) (cont)				POLES (Investment by Others) (cont)						943
944	(cont)				C.	Direct Bury, Round, 19ft	$2.24	/mo	C.	Direct Bury, Round, 19ft	$2.66	/mo	$0.42000	/mo	944
945						Direct Bury, Round, 30ft	2.35	/mo		Direct Bury, Round, 30ft	2.79	/mo	0.44000	/mo	945
946						Direct Bury, Round, 38ft	2.41	/mo		Direct Bury, Round, 38ft	2.86	/mo	0.45000	/mo	946
947						Direct Bury, Self-Support, 40ft	3.02	/mo		Direct Bury, Self-Support, 40ft	3.59	/mo	0.57000	/mo	947
948						Direct Bury, Stepped, 49ft	7.91	/mo		Direct Bury, Stepped, 49ft	9.39	/mo	1.48000	/mo	948
949						Direct Bury, Square, 4", 34ft	2.43	/mo		Direct Bury, Square, 4", 34ft	2.89	/mo	0.46000	/mo	949
950						Direct Bury, Square, 5", 20ft	2.20	/mo		Direct Bury, Square, 5", 20ft	2.61	/mo	0.41000	/mo	950
951						Direct Bury, Square, 30ft	2.29	/mo		Direct Bury, Square, 30ft	2.72	/mo	0.43000	/mo	951
952						Direct Bury, Square, 38ft	2.61	/mo		Direct Bury, Square, 38ft	3.10	/mo	0.49000	/mo	952
953						Direct Bury, Steel Dist Pole, 35ft	2.74	/mo		Direct Bury, Steel Dist Pole, 35ft	3.25	/mo	0.51000	/mo	953
954					D.	Post Top, Dec Transit, 16ft	4.26	/mo	D.	Post Top, Dec Transit, 16ft	5.06	/mo	0.80000	/mo	954
955						Post Top, Gray Steel/Fiberglass, 23ft	1.77	/mo		Post Top, Gray Steel/Fiberglass, 23ft	2.10	/mo	0.33000	/mo	955
956						Post Top, Black Steel, 23ft	1.95	/mo		Post Top, Black Steel, 23ft	2.32	/mo	0.37000	/mo	956
957					E.	Existing Distribution Pole	—	/mo	E.	Existing Distribution Pole	—	/mo	—	/mo	957
958					F.	FROZEN, Wood Poles, 30ft	1.37	/mo	F.	FROZEN, Wood Poles, 30ft	1.63	/mo	0.26000	/mo	958
959						FROZEN, Wood Poles, 35ft	1.31	/mo		FROZEN, Wood Poles, 35ft	1.56	/mo	0.25000	/mo	959
960					ANCHOR BASE (Investment by Company)				ANCHOR BASE (Investment by Company)						960
961						Flush, 4ft	$8.75	/mo		Flush, 4ft	$10.39	/mo	$1.64000	/mo	961
962						Flush, 6ft	10.44	/mo		Flush, 6ft	12.40	/mo	1.96000	/mo	962
963						Pedestal, 8ft	11.96	/mo		Pedestal, 8ft	14.20	/mo	2.24000	/mo	963
964						Pedestal, 32' round steel pole, 4ft 6"	8.29	/mo		Pedestal, 32' round steel pole, 4ft 6"	9.84	/mo	1.55000	/mo	964
965					ANCHOR BASE (Investment by Others)				ANCHOR BASE (Investment by Others)						965
966						Flush, 4ft	$1.20	/mo		Flush, 4ft	$1.42	/mo	$0.22000	/mo	966
967						Flush, 6ft	1.81	/mo		Flush, 6ft	2.15	/mo	0.34000	/mo	967
968						Pedestal, 8ft	2.08	/mo		Pedestal, 8ft	2.47	/mo	0.39000	/mo	968
969						Pedestal, 32' round steel pole, 4ft 6"	1.44	/mo		Pedestal, 32' round steel pole, 4ft 6"	1.72	/mo	0.28000	/mo	969
970					OPTIONAL EQUIPMENT				OPTIONAL EQUIPMENT						970
971						Per foot of cable under paving	$0.13880	/mo		Per foot of cable under paving	$0.16480	/mo	$0.02600	/mo	971
972						Per foot of cable not under paving	0.04936	/mo		Per foot of cable not under paving	0.05861	/mo	0.00925	/mo	972
973									NEW EQUIPMENT						973
974										Decorative Transit 16,000 HPS	$38.67	/mo	$38.67000	/mo	974
975										IBO	13.01	/mo	13.01000	/mo	975
976										Deecorative Transit 41- 6	21.47	/mo	21.47000	/mo	976
977										IBO	3.16	/mo	3.16000	/mo	977
978										Deecorative Transit 47	26.74	/mo	26.74000	/mo	978
979										IBO	3.93	/mo	3.93000	/mo	979
980															980
981	E-59	Energy Services for Government		Sum & Win		Service Charge	$2.46	/mo		Service Charge	$2.94	/mo	$0.48000	/mo	981
982		Owned Streetlighting Systems				Energy Charge	0.05883	/kWh		Energy Charge	0.06009	/kWh	0.00126	/kWh	982
983															983
984	E-66	Share the Light	Rate	Sum & Win		Billed on Rate Schedule E-58			RATE E-66 CANCELLED; NO CURRENT CUSTOMERS						984
985															985
986															986
987	E-67	Municipal Lighting	Rate	Sum & Win		All kWh	$0.04580	/kWh		All kWh	$0.04981	/kWh	$0.00401	/kWh	987
988		Service -- City of Phoenix													988
989															989
990	E-114	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						990
991															991
992	E-116	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						992
993															993
994	E-145	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						994

Supporting Schedules: N/A	Recap Schedules: N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
995											(I) - (F)		995
996	E-221	Water Pumping Service	Rate	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.567	/day	$0.07400	/day	996
997					All kW	1.660	/kW	All kW	0.183	/kW	(1.47700)	/kW	997
998					First 240 kWh	0.10311	/kWh	First 240 kWh	0.10979	/kWh	0.00668	/kWh	998
999					Next 275 kWh per kW	0.07010	/kWh	Next 275 kWh per kW	0.07464	/kWh	0.00454	/kWh	999
1000					All additional kWh	0.05755	/kWh	All additional kWh	0.06128	/kWh	0.00373	/kWh	1000
1001													1001
1002		Time of Week Option		Sum & Win	Based on Measured kWh in Control Period:			Based on Measured kWh in Control Period:					1002
1003					2 kWh per kW or less	$(0.00693)	/kWh	2 kWh per kW or less	$(0.00738)	/kWh	$(0.00045)	/kWh	1003
1004					Greater than 8 kWh/kW	0.00347	/kWh	Greater than 8 kWh/kW	0.00369	/kWh	0.00022	/kWh	1004
1005													1005
1006			Minimum	Sum & Win	Minimum Basic Service Charge	$0.493	/day	Minimum Basic Service Charge	$0.567	/day	$0.07400	/day	1006
1007					Minimum Demand Charge	1.66	/kW	Minimum Demand Charge	0.183	/kW	(1.47700)	/kW	1007
1008					Minimum Annual kW Charge	24.00	/kW	Minimum Annual kW Charge	24.00	/kW	—	/kW	1008
1009													1009
1010	E-221-8T	Water Pumping Service	Rate	Sum & Win	Basic Service Charge	$0.851	/day	Basic Service Charge	$0.979	/day	$0.12800	/day	1010
1011		Time Of Use			All On-Peak kW	3.950	/kW	All On-Peak kW	2.621	/kW	(1.32900)	/kW	1011
1012					All Off-Peak kW	2.360	/kW	All Off-Peak kW	2.513	/kW	0.15300	/kW	1012
1013					All On-Peak kWh	0.08454	/kWh	All On-Peak kWh	0.09002	/kWh	0.00548	/kWh	1013
1014					All Off-Peak kWh	0.04547	/kWh	All Off-Peak kWh	0.04842	/kWh	0.00295	/kWh	1014
1015													1015
1016			Minimum	Sum & Win	Minimum Basic Service Charge	$0.851	/day	Minimum Basic Service Charge	$0.979	/day	$0.12800	/day	1016
1017					Minimum Demand Charge	2.360	/kW	Minimum Demand Charge	0.928	/kW	(1.43200)	/kW	1017
1018					Minimum Annual kW Charge	34.20	/kW	Minimum Annual kW Charge	34.20	/kW	—	/kW	1018
1019													1019
1020	E-249	Share the Light	Rate	Sum & Win	Billed on Rate Schedule E-58			NO CHANGE					1020
1021													1021
1022	CPP-GS	Critical Peak Pricing	Rate	Sum & Win	NEW SCHEDULE			Critical Peak Price	$0.40000	/kWh	$0.40000	/kWh	1022
1023		General Service											1023
1024								Energy Discount E-32 M	$(0.014892)	/kWh	$(0.01489)	/kWh	1024
1025								Energy Discount E-32 L	(0.014438)	/kWh	(0.01444)	/kWh	1025
1026								Energy Discount E-32 TOU M	(0.014892)	/kWh	(0.01489)	/kWh	1026
1027								Energy Discount E-32 TOU L	(0.014438)	/kWh	(0.01444)	/kWh	1027
1028								Energy Discount E-34	(0.014350)	/kWh	(0.01435)	/kWh	1028
1029								Energy Discount E-35	(0.012470)	/kWh	(0.01247)	/kWh	1029
1030								Energy Discount E-221	(0.011755)	/kWh	(0.01176)	/kWh	1030
1031													1031
1032	SC-S	Standard Contract -	Rate	Sum & Win	NEW SCHEDULE			All kWh	Varies by Customer				1032
1033		Solar						All kW	Varies by Customer				1033
1034													1034
1035													1035
1036	EPR-2	Purchase Rates	9am - 9pm	Sum&Win	0-200 amps, 1-phase	$—	/mo	0-200 amps, 1-phase	$—	/mo	—	/mo	1036
1037			Rate		0-200 amps, 3-phase	—	/mo	0-200 amps, 3-phase	—	/mo	—	/mo	1037
1038					200-400 amps, 3-phase	—	/mo	200-400 amps, 3-phase	—	/mo	—	/mo	1038
1039													1039
1040				Summer	Non-Firm On-Peak	0.06486	/kWh	Non-Firm On-Peak	$0.06959		$0.00473	/kWh	1040
1041					Non-Firm Off-Peak	0.04531	/kWh	Non-Firm Off-Peak	0.05737		0.01206	/kWh	1041
1042					Firm On-Peak	0.07630	/kWh	Firm On-Peak	0.09802		0.02172	/kWh	1042
1043					Firm Off-Peak	0.05330	/kWh	Firm Off-Peak	0.06258		0.00928	/kWh	1043
1044													1044
1045				Winter	Non-Firm On-Peak	0.06384	/kWh	Non-Firm On-Peak	$0.05578		$(0.00806)	/kWh	1045
1046					Non-Firm Off-Peak	0.04905	/kWh	Non-Firm Off-Peak	0.05467		0.00562	/kWh	1046
1047					Firm On-Peak	0.07510	/kWh	Firm On-Peak	—		(0.07510)	/kWh	1047
1048					Firm Off-Peak	0.05770	/kWh	Firm Off-Peak	—		(0.05770)	/kWh	1048

Supporting Schedules: N/A	Recap Schedules: N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
1049											(I) - (F)		1049
1050	EPR-2		12pm - 7pm	Summer	NEW SCHEDULE			Non-Firm On-Peak	$0.07052		$0.07052	/kWh	1050
1051	(cont)		Rate					Non-Firm Off-Peak	0.05940		0.05940	/kWh	1051
1052								Firm On-Peak	0.11942		0.11942	/kWh	1052
1053								Firm Off-Peak	0.06364		0.06364	/kWh	1053
1054													1054
1055				Winter				Non-Firm On-Peak	$0.05245		$0.05245	/kWh	1055
1056								Non-Firm Off-Peak	0.05577		0.05577	/kWh	1056
1057								Firm On-Peak	—		—	/kWh	1057
1058								Firm Off-Peak	—		—	/kWh	1058
1059													1059
1060			11am - 9pm	Summer				Non-Firm On-Peak	$0.07057		$0.07057	/kWh	1060
1061			Rate					Non-Firm Off-Peak	0.05798		0.05798	/kWh	1061
1062								Firm On-Peak	0.10469		0.10469	/kWh	1062
1063								Firm Off-Peak	0.06275		0.06275	/kWh	1063
1064													1064
1065				Winter				Non-Firm On-Peak	$0.05518		$0.05518	/kWh	1065
1066								Non-Firm Off-Peak	0.05502		0.05502	/kWh	1066
1067								Firm On-Peak	—		—	/kWh	1067
1068								Firm Off-Peak	—		—	/kWh	1068
1069													1069
1070	EPR-3	Purchase Rates	Rate	Summer	Non-Firm On-Peak	0.03551	/kWh	RATE EPR-3 CANCELLED; NO CURRENT CUSTOMERS					1070
1071					Non-Firm Off-Peak	0.02257	/kWh						1071
1072					Firm On-Peak	0.05433	/kWh						1072
1073					Firm Off-Peak	0.03453	/kWh						1073
1074													1074
1075				Winter	Non-Firm On-Peak	0.02552	/kWh						1075
1076					Non-Firm Off-Peak	0.01871	/kWh						1076
1077					Firm On-Peak	0.03904	/kWh						1077
1078					Firm Off-Peak	0.02862	/kWh						1078

Supporting Schedules: N/A	Recap Schedules: N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates				Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change	No.
1079											(I) - (F)	1079
1080	EPR-4	Purchase Rates	Rate	Summer	Non-Firm On-Peak	0.03551	/kWh	NO CHANGE				1080
1081					Non-Firm Off-Peak	0.02257	/kWh					1081
1082					Firm On-Peak	0.05433	/kWh					1082
1083					Firm Off-Peak	0.03453	/kWh					1083
1084												1084
1085				Winter	Non-Firm On-Peak	0.02552	/kWh					1085
1086					Non-Firm Off-Peak	0.01871	/kWh					1086
1087					Firm On-Peak	0.03904	/kWh					1087
1088					Firm Off-Peak	0.02862	/kWh					1088
1089												1089
1090	EQF-M	Scheduled Maintenance Electric Service			Includes no rate charges			NO CHANGE				1090
1091		for Qualified CoGenerators and										1091
1092		Small Power Production Facilities										1092
1093												1093
1094	EQF-S	Standby Electric Service for Qualified			Includes no rate charges			NO CHANGE				1094
1095		CoGenerators and Small Power										1095
1096		Production Facilities										1096
1097												1097
1098	EPR-5	Net Metering Rate		Sum & Win	Energy Credit for Excess Generation	Credited Rates		Energy Credit for Excess Generation	Credited Rates		n/a	1098
1099		Renewable Resource Facilities				Per Applicable			Per Applicable		n/a	1099
1100		of 100 kW or Less for Partial				Rate Schedule			Rate Schedule		n/a	1100
1101		Requirements										1101
1102												1102
1103	Solar-1	Photovoltaic Service	Rate	Sum & Win	Basic Service Charge	$20.00	/mo	RATE SOLAR-1 CANCELLED; NO CURRENT CUSTOMERS				1103
1104		Pilot Program			Net Installed Cost Parts w/more than 10 yrs	1.6%	/mo					1104
1105					Net Installed Cost Parts w/less than 10 yrs	3.1%	/mo					1105
1106												1106
1107	Solar-2	Individual Solar	Initial Fee	Sum & Win	Up to $100,000	5%	one time	NO CHANGE / FREEZE				1107
1108		Electric Service			More than $100,000	10%	one time					1108
1109												1109
1110			Rate	Sum & Win	Service Fee:							1110
1111					Battery: None, sys size up to 2.5 kW	$5.00	/mo					1111
1112					Battery: None, sys size over 2.5 kW	5.00	/mo					1112
1113					Battery: Sealed, sys size up to 2.5 kW	45.00	/mo					1113
1114					Battery: Sealed, sys size over 2.5 kW	65.00	/mo					1114
1115					Battery: Flooded, sys size up to 2.5 kW	65.00	/mo					1115
1116					Battery: Flooded, sys size over 2.5 kW	85.00	/mo					1116
1117												1117
1118					Component Fee:							1118
1119					Long	1.41%	/mo					1119
1120					Medium	1.83%	/mo					1120
1121					Short	2.75%	/mo					1121
1122												1122
1123	Solar-3	Solar Power Pilot Program	Rate	Sum & Win	Solar Power Premium	$0.0016	6 /kWh	NO CHANGE				1123
1124												1124
1125	SP-1	Solar Partners	Rate	Sum & Win	Residential/Business 15 kWh per month	$2.64	/mo	NO CHANGE / FREEZE				1125
1126												1126
1127	DSMAC-1	Demand Side Management	Adjustment	Sum & Win	all kWh	$-	/kWh	NO CHANGE				1127
1128		Adjustment Charge			all kW	—	/kW					1128
1129												1129
1130	EPS-1	Environmental	Adjustment	Sum & Win	All kWh	$0.001112	/kWh	NO CHANGE				1130
1131		Portfolio			Cap for all Residential Services	0.44	/service					1131
1132		Surcharge			Cap for General Services under 3MW	16.52	/service					1132
1133					Cap for General Services 3MW and above	49.57	/service					1133

Supporting Schedules: N/A	Recap Schedules: N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING SEPTEMBER 30, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block		Rates	Block	Rates		Change		No.
											(I) - (F)
1134													1134
1135	CRCC-1	Competition Rules	Adjustment	Sum & Win	All kWh	$0.000338	/kWh	NO CHANGE					1135
1136		Compliance Charge											1136
1137													1137
1138	PSA-1	Power Supply	Adjustment	Sum & Win	All kWh	$0.004000	/kWh	PSA Adjustor	$0.003987	/kWh	$(0.00001)	/kWh	1138
1139		Adjustment						PSA Historical	0.001048	/kWh	0.00105	/kWh	1139
1140								PSA Forward	0.002952	/kWh	0.00295	/kWh	1140
1141								PSA Transition	—	/kWh	—	/kWh	1141
1142								PSA Surcharge	0.001176	/kWh	0.00118	/kWh	1142
1143													1143
1144	EIS	Environmental	Adjustment	Sum & Win	All kWh	0.00016	/kWh	NO CHANGE					1144
1145		Improvement Surcharge											1145
1146													1146
1147													1147
1148	TCA	Transmission	Adjustment	Sum & Win	All kW and kWh *			All kW and kWh *					1148
1149		Cost			Residential — kWh	$—	/kWh	Residential — kWh	$0.00619	/kWh	$0.00619	/kWh	1149
1150					General service — kWh	$—	/kWh	General service — kWh	0.00519	/kWh	0.00519	/kWh	1150
1151					General service — kW	$—	/kW	General service — kW	2.1098	/kW	2.10980	/kW	1151
1152					XL General service — kW	$—	/kW	XL General service — kW	2.0898	/kW	2.08980	/kW	1152
1153													1153
1154					* unbundled transmission cost			* unbundled transmission cost					1154
1155					included in base rates			removed from base rates					1155
1156													1156
1157	GPS-1	Green Power Block Schedule	Adjustment	Sum & Win	100 kWh Block	$1.00000	/kWh Block	NO CHANGE					1157
1158													1158
1159	GPS-2	Green Power Percent Schedule	Adjustment	Sum & Win	100.0% total monthly kWh	$0.01000	/kWh	NO CHANGE					1159
1160					50.0% total monthly kWh	0.00500	/kWh						1160
1161					35.0% total monthly kWh	0.00350	/kWh						1161
1162					10.0% total monthly kWh	0.00010	/kWh						1162

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.

2)	Present rates effective 7/01/2007.
Schedule H-3

Arizona Public Service Company
Typical Residential Bill Analysis
E-10 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed E-12 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	24.59	28.13	1.24	29.37	4.78	19.4%
250	28.84	32.59	1.55	34.14	5.30	18.4%
300	33.09	37.05	1.86	38.91	5.82	17.6%
350	37.34	41.51	2.17	43.68	6.34	17.0%
400	41.59	45.97	2.48	48.45	6.86	16.5%
450	45.84	50.43	2.79	53.22	7.38	16.1%
500	50.09	54.90	3.10	58.00	7.91	15.8%
550	54.33	59.36	3.40	62.76	8.43	15.5%
600	58.58	63.82	3.71	67.53	8.95	15.3%
650	62.83	68.28	4.02	72.30	9.47	15.1%
700	67.08	72.74	4.33	77.07	9.99	14.9%
750	71.33	77.20	4.64	81.84	10.51	14.7%
800	75.58	81.66	4.95	86.61	11.03	14.6%
850	79.83	86.12	5.26	91.38	11.55	14.5%
900	84.08	90.58	5.57	96.15	12.07	14.4%
950	88.33	95.04	5.88	100.92	12.59	14.3%
1,000	92.58	99.50	6.19	105.69	13.11	14.2%
1,100	101.08	108.42	6.81	115.23	14.15	14.0%
1,200	109.58	117.34	7.43	124.77	15.19	13.9%
1,300	118.08	126.26	8.05	134.31	16.23	13.7%
1,400	126.58	135.18	8.67	143.85	17.27	13.6%
1,500	135.08	144.11	9.29	153.40	18.32	13.6%
1,600	143.57	153.03	9.90	162.93	19.36	13.5%
1,700	152.07	161.95	10.52	172.47	20.40	13.4%
1,800	160.57	170.87	11.14	182.01	21.44	13.4%
1,900	169.07	179.79	11.76	191.55	22.48	13.3%
2,000	177.57	188.71	12.38	201.09	23.52	13.2%
2,200	194.57	206.55	13.62	220.17	25.60	13.2%
2,400	211.57	224.39	14.86	239.25	27.68	13.1%
2,600	228.56	242.24	16.09	258.33	29.77	13.0%
2,800	245.56	260.08	17.33	277.41	31.85	13.0%
3,000	262.56	277.92	18.57	296.49	33.93	12.9%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-10 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed E-12 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	25.08	28.65	1.24	29.89	4.81	19.2%
250	29.45	33.25	1.55	34.80	5.35	18.2%
300	33.82	37.84	1.86	39.70	5.88	17.4%
350	38.19	42.43	2.17	44.60	6.41	16.8%
400	42.57	47.02	2.48	49.50	6.93	16.3%
450	48.78	53.54	2.79	56.33	7.55	15.5%
500	55.00	60.06	3.10	63.16	8.16	14.8%
550	61.21	66.58	3.40	69.98	8.77	14.3%
600	67.43	73.11	3.71	76.82	9.39	13.9%
650	73.65	79.63	4.02	83.65	10.00	13.6%
700	79.86	86.15	4.33	90.48	10.62	13.3%
750	86.08	92.67	4.64	97.31	11.23	13.0%
800	92.29	99.19	4.95	104.14	11.85	12.8%
850	99.66	106.92	5.26	112.18	12.52	12.6%
900	107.03	114.65	5.57	120.22	13.19	12.3%
950	114.40	122.38	5.88	128.26	13.86	12.1%
1,000	121.77	130.11	6.19	136.30	14.53	11.9%
1,100	136.50	145.56	6.81	152.37	15.87	11.6%
1,200	151.24	161.02	7.43	168.45	17.21	11.4%
1,300	165.97	176.47	8.05	184.52	18.55	11.2%
1,400	180.71	191.93	8.67	200.60	19.89	11.0%
1,500	195.45	207.39	9.29	216.68	21.23	10.9%
1,600	210.18	222.84	9.90	232.74	22.56	10.7%
1,700	224.92	238.30	10.52	248.82	23.90	10.6%
1,800	239.65	253.75	11.14	264.89	25.24	10.5%
1,900	254.39	269.21	11.76	280.97	26.58	10.4%
2,000	269.13	284.67	12.38	297.05	27.92	10.4%
2,200	298.60	315.58	13.62	329.20	30.60	10.2%
2,400	328.07	346.49	14.86	361.35	33.28	10.1%
2,600	357.54	377.40	16.09	393.49	35.95	10.1%
2,800	387.01	408.31	17.33	425.64	38.63	10.0%
3,000	416.49	439.23	18.57	457.80	41.31	9.9%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-10/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and E-12/E-3 Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.75	16.88	0.74	17.62	2.87	19.5%
250	17.30	19.56	0.93	20.49	3.19	18.4%
300	19.85	22.23	1.11	23.34	3.49	17.6%
350	22.40	24.91	1.30	26.21	3.81	17.0%
400	24.95	27.58	1.49	29.07	4.12	16.5%
450	33.92	37.32	2.06	39.38	5.46	16.1%
500	37.06	40.62	2.29	42.91	5.85	15.8%
550	40.21	43.92	2.52	46.44	6.23	15.5%
600	43.35	47.22	2.75	49.97	6.62	15.3%
650	46.50	50.52	2.98	53.50	7.00	15.1%
700	49.64	53.83	3.21	57.04	7.40	14.9%
750	52.79	57.13	3.44	60.57	7.78	14.7%
800	55.93	60.43	3.66	64.09	8.16	14.6%
850	68.66	74.06	3.89	77.95	9.29	13.5%
900	72.31	77.90	4.12	82.02	9.71	13.4%
950	75.96	81.73	4.35	86.08	10.12	13.3%
1,000	79.62	85.57	4.58	90.15	10.53	13.2%
1,100	86.93	93.24	5.04	98.28	11.35	13.1%
1,200	94.24	100.91	5.50	106.41	12.17	12.9%
1,300	105.08	113.26	8.05	121.31	16.23	15.4%
1,400	113.58	122.18	8.67	130.85	17.27	15.2%
1,500	122.08	131.11	9.29	140.40	18.32	15.0%
1,600	130.57	140.03	9.90	149.93	19.36	14.8%
1,700	139.07	148.95	10.52	159.47	20.40	14.7%
1,800	147.57	157.87	11.14	169.01	21.44	14.5%
1,900	156.07	166.79	11.76	178.55	22.48	14.4%
2,000	164.57	175.71	12.38	188.09	23.52	14.3%
2,200	181.57	193.55	13.62	207.17	25.60	14.1%
2,400	198.57	211.39	14.86	226.25	27.68	13.9%
2,600	215.56	229.24	16.09	245.33	29.77	13.8%
2,800	232.56	247.08	17.33	264.41	31.85	13.7%
3,000	249.56	264.92	18.57	283.49	33.93	13.6%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-10/E-3 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and E-12/E-3 Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	15.05	17.19	0.74	17.93	2.88	19.1%
250	17.67	19.95	0.93	20.88	3.21	18.2%
300	20.29	22.70	1.11	23.81	3.52	17.3%
350	22.92	25.46	1.30	26.76	3.84	16.8%
400	25.54	28.21	1.49	29.70	4.16	16.3%
450	36.10	39.62	2.06	41.68	5.58	15.5%
500	40.70	44.45	2.29	46.74	6.04	14.8%
550	45.30	49.27	2.52	51.79	6.49	14.3%
600	49.90	54.10	2.75	56.85	6.95	13.9%
650	54.50	58.92	2.98	61.90	7.40	13.6%
700	59.10	63.75	3.21	66.96	7.86	13.3%
750	63.70	68.58	3.44	72.02	8.32	13.1%
800	68.30	73.40	3.66	77.06	8.76	12.8%
850	85.71	91.95	3.89	95.84	10.13	11.8%
900	92.05	98.60	4.12	102.72	10.67	11.6%
950	98.38	105.25	4.35	109.60	11.22	11.4%
1,000	104.72	111.89	4.58	116.47	11.75	11.2%
1,100	117.39	125.18	5.04	130.22	12.83	10.9%
1,200	130.06	138.48	5.50	143.98	13.92	10.7%
1,300	152.97	163.47	8.05	171.52	18.55	12.1%
1,400	167.71	178.93	8.67	187.60	19.89	11.9%
1,500	182.45	194.39	9.29	203.68	21.23	11.6%
1,600	197.18	209.84	9.90	219.74	22.56	11.4%
1,700	211.92	225.30	10.52	235.82	23.90	11.3%
1,800	226.65	240.75	11.14	251.89	25.24	11.1%
1,900	241.39	256.21	11.76	267.97	26.58	11.0%
2,000	256.13	271.67	12.38	284.05	27.92	10.9%
2,200	285.60	302.58	13.62	316.20	30.60	10.7%
2,400	315.07	333.49	14.86	348.35	33.28	10.6%
2,600	344.54	364.40	16.09	380.49	35.95	10.4%
2,800	374.01	395.31	17.33	412.64	38.63	10.3%
3,000	403.49	426.23	18.57	444.80	41.31	10.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-10/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and E-12/E-4 Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.75	16.88	0.74	17.62	2.87	19.5%
250	17.30	19.56	0.93	20.49	3.19	18.4%
300	19.85	22.23	1.11	23.34	3.49	17.6%
350	22.40	24.91	1.30	26.21	3.81	17.0%
400	24.95	27.58	1.49	29.07	4.12	16.5%
450	27.50	30.26	1.67	31.93	4.43	16.1%
500	30.05	32.94	1.86	34.80	4.75	15.8%
550	32.60	35.61	2.04	37.65	5.05	15.5%
600	35.15	38.29	2.23	40.52	5.37	15.3%
650	37.70	40.97	2.41	43.38	5.68	15.1%
700	40.25	43.64	2.60	46.24	5.99	14.9%
750	42.80	46.32	2.79	49.11	6.31	14.7%
800	45.35	48.99	2.97	51.96	6.61	14.6%
850	59.08	63.73	3.89	67.62	8.54	14.5%
900	62.22	67.03	4.12	71.15	8.93	14.4%
950	65.36	70.33	4.35	74.68	9.32	14.3%
1,000	68.51	73.63	4.58	78.21	9.70	14.2%
1,100	74.80	80.23	5.04	85.27	10.47	14.0%
1,200	81.09	86.83	5.50	92.33	11.24	13.9%
1,300	87.38	93.43	5.95	99.38	12.00	13.7%
1,400	93.67	100.04	6.41	106.45	12.78	13.6%
1,500	116.16	123.93	7.99	131.92	15.76	13.6%
1,600	123.47	131.60	8.52	140.12	16.65	13.5%
1,700	130.78	139.27	9.05	148.32	17.54	13.4%
1,800	138.09	146.95	9.58	156.53	18.44	13.4%
1,900	145.40	154.62	10.11	164.73	19.33	13.3%
2,000	152.71	162.29	10.65	172.94	20.23	13.2%
2,200	168.57	180.55	13.62	194.17	25.60	15.2%
2,400	185.57	198.39	14.86	213.25	27.68	14.9%
2,600	202.56	216.24	16.09	232.33	29.77	14.7%
2,800	219.56	234.08	17.33	251.41	31.85	14.5%
3,000	236.56	251.92	18.57	270.49	33.93	14.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 2001 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-10/E-4 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and E-12/E-4 Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	15.05	17.19	0.74	17.93	2.88	19.1%
250	17.67	19.95	0.93	20.88	3.21	18.2%
300	20.29	22.70	1.11	23.81	3.52	17.3%
350	22.92	25.46	1.30	26.76	3.84	16.8%
400	25.54	28.21	1.49	29.70	4.16	16.3%
450	29.27	32.12	1.67	33.79	4.52	15.4%
500	33.00	36.04	1.86	37.90	4.90	14.8%
550	36.73	39.95	2.04	41.99	5.26	14.3%
600	40.46	43.86	2.23	46.09	5.63	13.9%
650	44.19	47.78	2.41	50.19	6.00	13.6%
700	47.92	51.69	2.60	54.29	6.37	13.3%
750	51.65	55.60	2.79	58.39	6.74	13.0%
800	55.38	59.52	2.97	62.49	7.11	12.8%
850	73.75	79.12	3.89	83.01	9.26	12.6%
900	79.20	84.84	4.12	88.96	9.76	12.3%
950	84.65	90.56	4.35	94.91	10.26	12.1%
1,000	90.11	96.28	4.58	100.86	10.75	11.9%
1,100	101.01	107.72	5.04	112.76	11.75	11.6%
1,200	111.92	119.15	5.50	124.65	12.73	11.4%
1,300	122.82	130.59	5.95	136.54	13.72	11.2%
1,400	133.73	142.03	6.41	148.44	14.71	11.0%
1,500	168.08	178.35	7.99	186.34	18.26	10.9%
1,600	180.76	191.64	8.52	200.16	19.40	10.7%
1,700	193.43	204.94	9.05	213.99	20.56	10.6%
1,800	206.10	218.23	9.58	227.81	21.71	10.5%
1,900	218.78	231.52	10.11	241.63	22.85	10.4%
2,000	231.45	244.81	10.65	255.46	24.01	10.4%
2,200	272.60	289.58	13.62	303.20	30.60	11.2%
2,400	302.07	320.49	14.86	335.35	33.28	11.0%
2,600	331.54	351.40	16.09	367.49	35.95	10.8%
2,800	361.01	382.31	17.33	399.64	38.63	10.7%
3,000	390.49	413.23	18.57	431.80	41.31	10.6%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 2001 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	24.24	28.13	1.24	29.37	5.13	21.2%
250	28.41	32.59	1.55	34.14	5.73	20.2%
300	32.57	37.05	1.86	38.91	6.34	19.5%
350	36.73	41.51	2.17	43.68	6.95	18.9%
400	40.90	45.97	2.48	48.45	7.55	18.5%
450	45.06	50.43	2.79	53.22	8.16	18.1%
500	49.23	54.90	3.10	58.00	8.77	17.8%
550	53.39	59.36	3.40	62.76	9.37	17.6%
600	57.55	63.82	3.71	67.53	9.98	17.3%
650	61.72	68.28	4.02	72.30	10.58	17.1%
700	65.88	72.74	4.33	77.07	11.19	17.0%
750	70.04	77.20	4.64	81.84	11.80	16.8%
800	74.21	81.66	4.95	86.61	12.40	16.7%
850	78.37	86.12	5.26	91.38	13.01	16.6%
900	82.53	90.58	5.57	96.15	13.62	16.5%
950	86.70	95.04	5.88	100.92	14.22	16.4%
1,000	90.86	99.50	6.19	105.69	14.83	16.3%
1,100	99.19	108.42	6.81	115.23	16.04	16.2%
1,200	107.51	117.34	7.43	124.77	17.26	16.1%
1,300	115.84	126.26	8.05	134.31	18.47	15.9%
1,400	124.17	135.18	8.67	143.85	19.68	15.8%
1,500	132.50	144.11	9.29	153.40	20.90	15.8%
1,600	140.82	153.03	9.90	162.93	22.11	15.7%
1,700	149.15	161.95	10.52	172.47	23.32	15.6%
1,800	157.48	170.87	11.14	182.01	24.53	15.6%
1,900	165.80	179.79	11.76	191.55	25.75	15.5%
2,000	174.13	188.71	12.38	201.09	26.96	15.5%
2,200	190.78	206.55	13.62	220.17	29.39	15.4%
2,400	207.44	224.39	14.86	239.25	31.81	15.3%
2,600	224.09	242.24	16.09	258.33	34.24	15.3%
2,800	240.75	260.08	17.33	277.41	36.66	15.2%
3,000	257.40	277.92	18.57	296.49	39.09	15.2%
4,000	340.67	367.13	24.76	391.89	51.22	15.0%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	24.73	28.65	1.24	29.89	5.16	20.9%
250	29.02	33.25	1.55	34.80	5.78	19.9%
300	33.30	37.84	1.86	39.70	6.40	19.2%
350	37.59	42.43	2.17	44.60	7.01	18.6%
400	41.87	47.02	2.48	49.50	7.63	18.2%
450	47.96	53.54	2.79	56.33	8.37	17.5%
500	54.05	60.06	3.10	63.16	9.11	16.9%
550	60.13	66.58	3.40	69.98	9.85	16.4%
600	66.22	73.11	3.71	76.82	10.60	16.0%
650	72.31	79.63	4.02	83.65	11.34	15.7%
700	78.40	86.15	4.33	90.48	12.08	15.4%
750	84.48	92.67	4.64	97.31	12.83	15.2%
800	90.57	99.19	4.95	104.14	13.57	15.0%
850	97.78	106.92	5.26	112.18	14.40	14.7%
900	105.00	114.65	5.57	120.22	15.22	14.5%
950	112.21	122.38	5.88	128.26	16.05	14.3%
1,000	119.42	130.11	6.19	136.30	16.88	14.1%
1,100	133.85	145.56	6.81	152.37	18.52	13.8%
1,200	148.28	161.02	7.43	168.45	20.17	13.6%
1,300	162.71	176.47	8.05	184.52	21.81	13.4%
1,400	177.13	191.93	8.67	200.60	23.47	13.3%
1,500	191.56	207.39	9.29	216.68	25.12	13.1%
1,600	205.99	222.84	9.90	232.74	26.75	13.0%
1,700	220.41	238.30	10.52	248.82	28.41	12.9%
1,800	234.84	253.75	11.14	264.89	30.05	12.8%
1,900	249.27	269.21	11.76	280.97	31.70	12.7%
2,000	263.69	284.67	12.38	297.05	33.36	12.7%
2,200	292.55	315.58	13.62	329.20	36.65	12.5%
2,400	321.40	346.49	14.86	361.35	39.95	12.4%
2,600	350.26	377.40	16.09	393.49	43.23	12.3%
2,800	379.11	408.31	17.33	425.64	46.53	12.3%
3,000	407.96	439.23	18.57	457.80	49.84	12.2%
4,000	552.23	604.23	24.76	628.99	76.76	13.9%
5,000	696.50	769.23	30.95	800.18	103.68	14.9%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.55	16.88	0.74	17.62	3.07	21.1%
250	17.04	19.56	0.93	20.49	3.45	20.2%
300	19.54	22.23	1.11	23.34	3.80	19.4%
350	22.04	24.91	1.30	26.21	4.17	18.9%
400	24.54	27.58	1.49	29.07	4.53	18.5%
450	33.35	37.32	2.06	39.38	6.03	18.1%
500	36.43	40.62	2.29	42.91	6.48	17.8%
550	39.51	43.92	2.52	46.44	6.93	17.5%
600	42.59	47.22	2.75	49.97	7.38	17.3%
650	45.67	50.52	2.98	53.50	7.83	17.1%
700	48.75	53.83	3.21	57.04	8.29	17.0%
750	51.83	57.13	3.44	60.57	8.74	16.9%
800	54.91	60.43	3.66	64.09	9.18	16.7%
850	67.40	74.06	3.89	77.95	10.55	15.7%
900	70.98	77.90	4.12	82.02	11.04	15.6%
950	74.56	81.73	4.35	86.08	11.52	15.5%
1,000	78.14	85.57	4.58	90.15	12.01	15.4%
1,100	85.30	93.24	5.04	98.28	12.98	15.2%
1,200	92.46	100.91	5.50	106.41	13.95	15.1%
1,300	102.84	113.26	8.05	121.31	18.47	18.0%
1,400	111.17	122.18	8.67	130.85	19.68	17.7%
1,500	119.50	131.11	9.29	140.40	20.90	17.5%
1,600	127.82	140.03	9.90	149.93	22.11	17.3%
1,700	136.15	148.95	10.52	159.47	23.32	17.1%
1,800	144.48	157.87	11.14	169.01	24.53	17.0%
1,900	152.80	166.79	11.76	178.55	25.75	16.9%
2,000	161.13	175.71	12.38	188.09	26.96	16.7%
2,200	177.78	193.55	13.62	207.17	29.39	16.5%
2,400	194.44	211.39	14.86	226.25	31.81	16.4%
2,600	211.09	229.24	16.09	245.33	34.24	16.2%
2,800	227.75	247.08	17.33	264.41	36.66	16.1%
3,000	244.40	264.92	18.57	283.49	39.09	16.0%
4,000	327.67	354.13	24.76	378.89	51.22	15.6%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12/E-3 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.84	17.19	0.74	17.93	3.09	20.8%
250	17.41	19.95	0.93	20.88	3.47	19.9%
300	19.98	22.70	1.11	23.81	3.83	19.2%
350	22.55	25.46	1.30	26.76	4.21	18.7%
400	25.12	28.21	1.49	29.70	4.58	18.2%
450	35.49	39.62	2.06	41.68	6.19	17.4%
500	39.99	44.45	2.29	46.74	6.75	16.9%
550	44.50	49.27	2.52	51.79	7.29	16.4%
600	49.00	54.10	2.75	56.85	7.85	16.0%
650	53.51	58.92	2.98	61.90	8.39	15.7%
700	58.01	63.75	3.21	66.96	8.95	15.4%
750	62.52	68.58	3.44	72.02	9.50	15.2%
800	67.02	73.40	3.66	77.06	10.04	15.0%
850	84.09	91.95	3.89	95.84	11.75	14.0%
900	90.30	98.60	4.12	102.72	12.42	13.8%
950	96.50	105.25	4.35	109.60	13.10	13.6%
1,000	102.70	111.89	4.58	116.47	13.77	13.4%
1,100	115.11	125.18	5.04	130.22	15.11	13.1%
1,200	127.52	138.48	5.50	143.98	16.46	12.9%
1,300	149.71	163.47	8.05	171.52	21.81	14.6%
1,400	164.13	178.93	8.67	187.60	23.47	14.3%
1,500	178.56	194.39	9.29	203.68	25.12	14.1%
1,600	192.99	209.84	9.90	219.74	26.75	13.9%
1,700	207.41	225.30	10.52	235.82	28.41	13.7%
1,800	221.84	240.75	11.14	251.89	30.05	13.5%
1,900	236.27	256.21	11.76	267.97	31.70	13.4%
2,000	250.69	271.67	12.38	284.05	33.36	13.3%
2,200	279.55	302.58	13.62	316.20	36.65	13.1%
2,400	308.40	333.49	14.86	348.35	39.95	13.0%
2,600	337.26	364.40	16.09	380.49	43.23	12.8%
2,800	366.11	395.31	17.33	412.64	46.53	12.7%
3,000	394.96	426.23	18.57	444.80	49.84	12.6%
4,000	539.23	591.23	24.76	615.99	76.76	14.2%
5,000	683.50	756.23	30.95	787.18	103.68	15.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.55	16.88	0.74	17.62	3.07	21.1%
250	17.04	19.56	0.93	20.49	3.45	20.2%
300	19.54	22.23	1.11	23.34	3.80	19.4%
350	22.04	24.91	1.30	26.21	4.17	18.9%
400	24.54	27.58	1.49	29.07	4.53	18.5%
450	27.04	30.26	1.67	31.93	4.89	18.1%
500	29.54	32.94	1.86	34.80	5.26	17.8%
550	32.03	35.61	2.04	37.65	5.62	17.5%
600	34.53	38.29	2.23	40.52	5.99	17.3%
650	37.03	40.97	2.41	43.38	6.35	17.1%
700	39.53	43.64	2.60	46.24	6.71	17.0%
750	42.03	46.32	2.79	49.11	7.08	16.8%
800	44.52	48.99	2.97	51.96	7.44	16.7%
850	57.99	63.73	3.89	67.62	9.63	16.6%
900	61.07	67.03	4.12	71.15	10.08	16.5%
950	64.16	70.33	4.35	74.68	10.52	16.4%
1,000	67.24	73.63	4.58	78.21	10.97	16.3%
1,100	73.40	80.23	5.04	85.27	11.87	16.2%
1,200	79.56	86.83	5.50	92.33	12.77	16.1%
1,300	85.72	93.43	5.95	99.38	13.66	15.9%
1,400	91.88	100.04	6.41	106.45	14.57	15.9%
1,500	113.95	123.93	7.99	131.92	17.97	15.8%
1,600	121.11	131.60	8.52	140.12	19.01	15.7%
1,700	128.27	139.27	9.05	148.32	20.05	15.6%
1,800	135.43	146.95	9.58	156.53	21.10	15.6%
1,900	142.59	154.62	10.11	164.73	22.14	15.5%
2,000	149.75	162.29	10.65	172.94	23.19	15.5%
2,200	164.78	180.55	13.62	194.17	29.39	17.8%
2,400	181.44	198.39	14.86	213.25	31.81	17.5%
2,600	198.09	216.24	16.09	232.33	34.24	17.3%
2,800	214.75	234.08	17.33	251.41	36.66	17.1%
3,000	231.40	251.92	18.57	270.49	39.09	16.9%
4,000	314.67	341.13	24.76	365.89	51.22	16.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
E-12/E-4 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.84	17.19	0.74	17.93	3.09	20.8%
250	17.41	19.95	0.93	20.88	3.47	19.9%
300	19.98	22.70	1.11	23.81	3.83	19.2%
350	22.55	25.46	1.30	26.76	4.21	18.7%
400	25.12	28.21	1.49	29.70	4.58	18.2%
450	28.77	32.12	1.67	33.79	5.02	17.4%
500	32.43	36.04	1.86	37.90	5.47	16.9%
550	36.08	39.95	2.04	41.99	5.91	16.4%
600	39.73	43.86	2.23	46.09	6.36	16.0%
650	43.38	47.78	2.41	50.19	6.81	15.7%
700	47.04	51.69	2.60	54.29	7.25	15.4%
750	50.69	55.60	2.79	58.39	7.70	15.2%
800	54.34	59.52	2.97	62.49	8.15	15.0%
850	72.36	79.12	3.89	83.01	10.65	14.7%
900	77.70	84.84	4.12	88.96	11.26	14.5%
950	83.04	90.56	4.35	94.91	11.87	14.3%
1,000	88.37	96.28	4.58	100.86	12.49	14.1%
1,100	99.05	107.72	5.04	112.76	13.71	13.8%
1,200	109.73	119.15	5.50	124.65	14.92	13.6%
1,300	120.40	130.59	5.95	136.54	16.14	13.4%
1,400	131.08	142.03	6.41	148.44	17.36	13.2%
1,500	164.74	178.35	7.99	186.34	21.60	13.1%
1,600	177.15	191.64	8.52	200.16	23.01	13.0%
1,700	189.56	204.94	9.05	213.99	24.43	12.9%
1,800	201.96	218.23	9.58	227.81	25.85	12.8%
1,900	214.37	231.52	10.11	241.63	27.26	12.7%
2,000	226.78	244.81	10.65	255.46	28.68	12.6%
2,200	266.55	289.58	13.62	303.20	36.65	13.7%
2,400	295.40	320.49	14.86	335.35	39.95	13.5%
2,600	324.26	351.40	16.09	367.49	43.23	13.3%
2,800	353.11	382.31	17.33	399.64	46.53	13.2%
3,000	381.96	413.23	18.57	431.80	49.84	13.0%
4,000	526.23	578.23	24.76	602.99	76.76	14.6%
5,000	670.50	743.23	30.95	774.18	103.68	15.5%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1 and Proposed ECT-1R Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	56.94	61.65	2.71	64.36	7.42	13.0%
3	30%	657	65.39	72.19	4.07	76.26	10.87	16.6%
3	40%	876	73.84	82.73	5.42	88.15	14.31	19.4%
3	50%	1,095	82.28	93.27	6.78	100.05	17.77	21.6%
3	75%	1,643	103.42	119.64	10.17	129.81	26.39	25.5%

5	20%	730	85.05	92.57	4.52	97.09	12.04	14.2%
5	30%	1,095	99.12	110.14	6.78	116.92	17.80	18.0%
5	40%	1,460	113.20	127.70	9.04	136.74	23.54	20.8%
5	50%	1,825	127.28	145.26	11.30	156.56	29.28	23.0%
5	75%	2,738	162.49	189.20	16.95	206.15	43.66	26.9%

8	20%	1,168	127.20	138.95	7.23	146.18	18.98	14.9%
8	30%	1,752	149.72	167.06	10.84	177.90	28.18	18.8%
8	40%	2,336	172.25	195.16	14.46	209.62	37.37	21.7%
8	50%	2,920	194.77	223.26	18.07	241.33	46.56	23.9%
8	75%	4,380	251.09	293.52	27.11	320.63	69.54	27.7%

10	20%	1,460	155.30	169.88	9.04	178.92	23.62	15.2%
10	30%	2,190	183.46	205.00	13.56	218.56	35.10	19.1%
10	40%	2,920	211.61	240.13	18.07	258.20	46.59	22.0%
10	50%	3,650	239.77	275.26	22.59	297.85	58.08	24.2%
10	75%	5,475	310.16	363.08	33.89	396.97	86.81	28.0%

12	20%	1,752	183.40	200.80	10.84	211.64	28.24	15.4%
12	30%	2,628	217.19	242.95	16.27	259.22	42.03	19.4%
12	40%	3,504	250.98	285.10	21.69	306.79	55.81	22.2%
12	50%	4,380	284.77	327.26	27.11	354.37	69.60	24.4%
12	75%	6,570	369.23	432.64	40.67	473.31	104.08	28.2%

15	20%	2,190	225.56	247.18	13.56	260.74	35.18	15.6%
15	30%	3,285	267.79	299.87	20.33	320.20	52.41	19.6%
15	40%	4,380	310.03	352.56	27.11	379.67	69.64	22.5%
15	50%	5,475	352.26	405.25	33.89	439.14	86.88	24.7%
15	75%	8,213	457.87	537.01	50.84	587.85	129.98	28.4%
          ECT-1R Winter Average Energy On-Peak:      32%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1 and Proposed ECT-1R Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	73.94	77.72	2.71	80.43	6.49	8.8%
3	30%	657	85.13	90.53	4.07	94.60	9.47	11.1%
3	40%	876	96.32	103.34	5.42	108.76	12.44	12.9%
3	50%	1,095	107.50	116.15	6.78	122.93	15.43	14.4%
3	75%	1,643	135.49	148.21	10.17	158.38	22.89	16.9%

5	20%	730	113.38	119.35	4.52	123.87	10.49	9.3%
5	30%	1,095	132.02	140.70	6.78	147.48	15.46	11.7%
5	40%	1,460	150.67	162.05	9.04	171.09	20.42	13.6%
5	50%	1,825	169.31	183.40	11.30	194.70	25.39	15.0%
5	75%	2,738	215.95	236.81	16.95	253.76	37.81	17.5%

8	20%	1,168	172.53	181.80	7.23	189.03	16.50	9.6%
8	30%	1,752	202.36	215.96	10.84	226.80	24.44	12.1%
8	40%	2,336	232.19	250.12	14.46	264.58	32.39	13.9%
8	50%	2,920	262.02	284.28	18.07	302.35	40.33	15.4%
8	75%	4,380	336.60	369.69	27.11	396.80	60.20	17.9%

10	20%	1,460	211.97	223.43	9.04	232.47	20.50	9.7%
10	30%	2,190	249.26	266.13	13.56	279.69	30.43	12.2%
10	40%	2,920	286.54	308.83	18.07	326.90	40.36	14.1%
10	50%	3,650	323.83	351.54	22.59	374.13	50.30	15.5%
10	75%	5,475	417.05	458.30	33.89	492.19	75.14	18.0%

12	20%	1,752	251.40	265.06	10.84	275.90	24.50	9.7%
12	30%	2,628	296.15	316.30	16.27	332.57	36.42	12.3%
12	40%	3,504	340.89	367.55	21.69	389.24	48.35	14.2%
12	50%	4,380	385.64	418.79	27.11	445.90	60.26	15.6%
12	75%	6,570	497.51	546.90	40.67	587.57	90.06	18.1%

15	20%	2,190	310.56	327.51	13.56	341.07	30.51	9.8%
15	30%	3,285	366.49	391.56	20.33	411.89	45.40	12.4%
15	40%	4,380	422.42	455.62	27.11	482.73	60.31	14.3%
15	50%	5,475	478.35	519.67	33.89	553.56	75.21	15.7%
15	75%	8,213	618.21	679.84	50.84	730.68	112.47	18.2%
          ECT-1R Summer Average Energy On-Peak:     40%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1/E-3 and Proposed ECT-1R/E-3 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	42.14	45.62	2.01	47.63	5.49	13.0%
3	30%	657	48.39	53.42	3.01	56.43	8.04	16.6%
3	40%	876	63.50	71.15	4.66	75.81	12.31	19.4%
3	50%	1,095	70.76	80.21	5.83	86.04	15.28	21.6%
3	75%	1,643	90.42	106.64	10.17	116.81	26.39	29.2%

5	20%	730	62.93	68.50	3.34	71.84	8.91	14.2%
5	30%	1,095	85.25	94.72	5.83	100.55	15.30	17.9%
5	40%	1,460	100.20	114.70	9.04	123.74	23.54	23.5%
5	50%	1,825	114.28	132.26	11.30	143.56	29.28	25.6%
5	75%	2,738	149.49	176.20	16.95	193.15	43.66	29.2%

8	20%	1,168	109.39	119.50	6.22	125.72	16.33	14.9%
8	30%	1,752	136.72	154.06	10.84	164.90	28.18	20.6%
8	40%	2,336	159.25	182.16	14.46	196.62	37.37	23.5%
8	50%	2,920	181.77	210.26	18.07	228.33	46.56	25.6%
8	75%	4,380	238.09	280.52	27.11	307.63	69.54	29.2%

10	20%	1,460	142.30	156.88	9.04	165.92	23.62	16.6%
10	30%	2,190	170.46	192.00	13.56	205.56	35.10	20.6%
10	40%	2,920	198.61	227.13	18.07	245.20	46.59	23.5%
10	50%	3,650	226.77	262.26	22.59	284.85	58.08	25.6%
10	75%	5,475	297.16	350.08	33.89	383.97	86.81	29.2%

12	20%	1,752	170.40	187.80	10.84	198.64	28.24	16.6%
12	30%	2,628	204.19	229.95	16.27	246.22	42.03	20.6%
12	40%	3,504	237.98	272.10	21.69	293.79	55.81	23.5%
12	50%	4,380	271.77	314.26	27.11	341.37	69.60	25.6%
12	75%	6,570	356.23	419.64	40.67	460.31	104.08	29.2%

15	20%	2,190	212.56	234.18	13.56	247.74	35.18	16.6%
15	30%	3,285	254.79	286.87	20.33	307.20	52.41	20.6%
15	40%	4,380	297.03	339.56	27.11	366.67	69.64	23.4%
15	50%	5,475	339.26	392.25	33.89	426.14	86.88	25.6%
15	75%	8,213	444.87	524.01	50.84	574.85	129.98	29.2%
          ECT-1R Summer Average Energy On-Peak:     32%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1/E-3 and Proposed ECT-1R/E-3 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	54.72	57.51	2.01	59.52	4.80	8.8%
3	30%	657	63.00	66.99	3.01	70.00	7.00	11.1%
3	40%	876	82.83	88.87	4.66	93.53	10.70	12.9%
3	50%	1,095	92.45	99.89	5.83	105.72	13.27	14.4%
3	75%	1,643	122.49	135.21	10.17	145.38	22.89	18.7%

5	20%	730	83.90	88.32	3.34	91.66	7.76	9.2%
5	30%	1,095	113.54	121.00	5.83	126.83	13.29	11.7%
5	40%	1,460	137.67	149.05	9.04	158.09	20.42	14.8%
5	50%	1,825	156.31	170.40	11.30	181.70	25.39	16.2%
5	75%	2,738	202.95	223.81	16.95	240.76	37.81	18.6%

8	20%	1,168	148.38	156.34	6.22	162.56	14.18	9.6%
8	30%	1,752	189.36	202.96	10.84	213.80	24.44	12.9%
8	40%	2,336	219.19	237.12	14.46	251.58	32.39	14.8%
8	50%	2,920	249.02	271.28	18.07	289.35	40.33	16.2%
8	75%	4,380	323.60	356.69	27.11	383.80	60.20	18.6%

10	20%	1,460	198.97	210.43	9.04	219.47	20.50	10.3%
10	30%	2,190	236.26	253.13	13.56	266.69	30.43	12.9%
10	40%	2,920	273.54	295.83	18.07	313.90	40.36	14.8%
10	50%	3,650	310.83	338.54	22.59	361.13	50.30	16.2%
10	75%	5,475	404.05	445.30	33.89	479.19	75.14	18.6%

12	20%	1,752	238.40	252.06	10.84	262.90	24.50	10.3%
12	30%	2,628	283.15	303.30	16.27	319.57	36.42	12.9%
12	40%	3,504	327.89	354.55	21.69	376.24	48.35	14.7%
12	50%	4,380	372.64	405.79	27.11	432.90	60.26	16.2%
12	75%	6,570	484.51	533.90	40.67	574.57	90.06	18.6%

15	20%	2,190	297.56	314.51	13.56	328.07	30.51	10.3%
15	30%	3,285	353.49	378.56	20.33	398.89	45.40	12.8%
15	40%	4,380	409.42	442.62	27.11	469.73	60.31	14.7%
15	50%	5,475	465.35	506.67	33.89	540.56	75.21	16.2%
15	75%	8,213	605.21	666.84	50.84	717.68	112.47	18.6%
          ECT-1R Summer Average Energy On-Peak:     40%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1/E-4 and Proposed ECT-1R/E-4 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	34.17	36.99	1.63	38.62	4.45	13.0%
3	30%	657	39.23	43.31	2.44	45.75	6.52	16.6%
3	40%	876	54.64	61.22	4.01	65.23	10.59	19.4%
3	50%	1,095	60.89	69.02	5.02	74.04	13.15	21.6%
3	75%	1,643	88.94	102.89	8.75	111.64	22.70	25.5%

5	20%	730	51.03	55.54	2.71	58.25	7.22	14.1%
5	30%	1,095	73.35	81.50	5.02	86.52	13.17	18.0%
5	40%	1,460	97.35	109.82	7.77	117.59	20.24	20.8%
5	50%	1,825	109.46	124.93	9.72	134.65	25.19	23.0%
5	75%	2,738	136.49	163.20	16.95	180.15	43.66	32.0%

8	20%	1,168	94.13	102.83	5.35	108.18	14.05	14.9%
8	30%	1,752	128.76	143.67	9.33	153.00	24.24	18.8%
8	40%	2,336	146.25	169.16	14.46	183.62	37.37	25.6%
8	50%	2,920	168.77	197.26	18.07	215.33	46.56	27.6%
8	75%	4,380	225.09	267.52	27.11	294.63	69.54	30.9%

10	20%	1,460	133.56	146.09	7.77	153.86	20.30	15.2%
10	30%	2,190	157.46	179.00	13.56	192.56	35.10	22.3%
10	40%	2,920	185.61	214.13	18.07	232.20	46.59	25.1%
10	50%	3,650	213.77	249.26	22.59	271.85	58.08	27.2%
10	75%	5,475	284.16	337.08	33.89	370.97	86.81	30.5%

12	20%	1,752	157.73	172.69	9.33	182.02	24.29	15.4%
12	30%	2,628	191.19	216.95	16.27	233.22	42.03	22.0%
12	40%	3,504	224.98	259.10	21.69	280.79	55.81	24.8%
12	50%	4,380	258.77	301.26	27.11	328.37	69.60	26.9%
12	75%	6,570	343.23	406.64	40.67	447.31	104.08	30.3%

15	20%	2,190	199.56	221.18	13.56	234.74	35.18	17.6%
15	30%	3,285	241.79	273.87	20.33	294.20	52.41	21.7%
15	40%	4,380	284.03	326.56	27.11	353.67	69.64	24.5%
15	50%	5,475	326.26	379.25	33.89	413.14	86.88	26.6%
15	75%	8,213	431.87	511.01	50.84	561.85	129.98	30.1%
          ECT-1R Summer Average Energy On-Peak:     32%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
EC-1/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Proposed Interim EC-1/E-4 and Proposed ECT-1R/E-4 Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	44.37	46.63	1.63	48.26	3.89	8.8%
3	30%	657	51.08	54.32	2.44	56.76	5.68	11.1%
3	40%	876	71.27	76.47	4.01	80.48	9.21	12.9%
3	50%	1,095	79.55	85.95	5.02	90.97	11.42	14.4%
3	75%	1,643	116.53	127.46	8.75	136.21	19.68	16.9%

5	20%	730	68.03	71.61	2.71	74.32	6.29	9.2%
5	30%	1,095	97.70	104.12	5.02	109.14	11.44	11.7%
5	40%	1,460	129.57	139.36	7.77	147.13	17.56	13.6%
5	50%	1,825	145.61	157.73	9.72	167.45	21.84	15.0%
5	75%	2,738	189.95	210.81	16.95	227.76	37.81	19.9%

8	20%	1,168	127.67	134.53	5.35	139.88	12.21	9.6%
8	30%	1,752	174.03	185.72	9.33	195.05	21.02	12.1%
8	40%	2,336	206.19	224.12	14.46	238.58	32.39	15.7%
8	50%	2,920	236.02	258.28	18.07	276.35	40.33	17.1%
8	75%	4,380	310.60	343.69	27.11	370.80	60.20	19.4%

10	20%	1,460	182.29	192.15	7.77	199.92	17.63	9.7%
10	30%	2,190	223.26	240.13	13.56	253.69	30.43	13.6%
10	40%	2,920	260.54	282.83	18.07	300.90	40.36	15.5%
10	50%	3,650	297.83	325.54	22.59	348.13	50.30	16.9%
10	75%	5,475	391.05	432.30	33.89	466.19	75.14	19.2%

12	20%	1,752	216.21	227.95	9.33	237.28	21.07	9.7%
12	30%	2,628	270.15	290.30	16.27	306.57	36.42	13.5%
12	40%	3,504	314.89	341.55	21.69	363.24	48.35	15.4%
12	50%	4,380	359.64	392.79	27.11	419.90	60.26	16.8%
12	75%	6,570	471.51	520.90	40.67	561.57	90.06	19.1%

15	20%	2,190	284.56	301.51	13.56	315.07	30.51	10.7%
15	30%	3,285	340.49	365.56	20.33	385.89	45.40	13.3%
15	40%	4,380	396.42	429.62	27.11	456.73	60.31	15.2%
15	50%	5,475	452.35	493.67	33.89	527.56	75.21	16.6%
15	75%	8,213	592.21	653.84	50.84	704.68	112.47	19.0%
          ECT-1R Summer Average Energy On-Peak:     40%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	29.87	30.21	1.24	31.45	1.58	5.3%
250	33.64	33.94	1.55	35.49	1.85	5.5%
300	37.41	37.68	1.86	39.54	2.13	5.7%
350	41.18	41.41	2.17	43.58	2.40	5.8%
400	44.94	45.15	2.48	47.63	2.69	6.0%
450	48.71	48.88	2.79	51.67	2.96	6.1%
500	52.48	52.62	3.10	55.72	3.24	6.2%
550	56.25	56.35	3.40	59.75	3.50	6.2%
600	60.02	60.09	3.71	63.80	3.78	6.3%
650	63.79	63.82	4.02	67.84	4.05	6.3%
700	67.56	67.55	4.33	71.88	4.32	6.4%
750	71.33	71.29	4.64	75.93	4.60	6.4%
800	75.10	75.02	4.95	79.97	4.87	6.5%
850	78.87	78.76	5.26	84.02	5.15	6.5%
900	82.64	82.49	5.57	88.06	5.42	6.6%
950	86.41	86.23	5.88	92.11	5.70	6.6%
1,000	90.18	89.96	6.19	96.15	5.97	6.6%
1,100	97.71	97.43	6.81	104.24	6.53	6.7%
1,200	105.25	104.90	7.43	112.33	7.08	6.7%
1,300	112.79	112.37	8.05	120.42	7.63	6.8%
1,400	120.33	119.84	8.67	128.51	8.18	6.8%
1,500	127.87	127.31	9.29	136.60	8.73	6.8%
1,600	135.41	134.78	9.90	144.68	9.27	6.8%
1,700	142.95	142.25	10.52	152.77	9.82	6.9%
1,800	150.48	149.72	11.14	160.86	10.38	6.9%
1,900	158.02	157.19	11.76	168.95	10.93	6.9%
2,000	165.56	164.65	12.38	177.03	11.47	6.9%
2,200	180.64	179.59	13.62	193.21	12.57	7.0%
2,400	195.72	194.53	14.86	209.39	13.67	7.0%
2,600	210.79	209.47	16.09	225.56	14.77	7.0%
2,800	225.87	224.41	17.33	241.74	15.87	7.0%
3,000	240.95	239.35	18.57	257.92	16.97	7.0%
          ET-1 Winter Average Energy On-Peak:     33%

Supporting Schedules:	Recap Schedules:
N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	33.78	37.35	1.24	38.59	4.81	14.2%
250	38.53	42.87	1.55	44.42	5.89	15.3%
300	43.28	48.39	1.86	50.25	6.97	16.1%
350	48.03	53.91	2.17	56.08	8.05	16.8%
400	52.78	59.43	2.48	61.91	9.13	17.3%
450	57.53	64.95	2.79	67.74	10.21	17.7%
500	62.28	70.47	3.10	73.57	11.29	18.1%
550	67.02	75.99	3.40	79.39	12.37	18.5%
600	71.77	81.51	3.71	85.22	13.45	18.7%
650	76.52	87.03	4.02	91.05	14.53	19.0%
700	81.27	92.55	4.33	96.88	15.61	19.2%
750	86.02	98.07	4.64	102.71	16.69	19.4%
800	90.77	103.59	4.95	108.54	17.77	19.6%
850	95.51	109.11	5.26	114.37	18.86	19.7%
900	100.26	114.63	5.57	120.20	19.94	19.9%
950	105.01	120.15	5.88	126.03	21.02	20.0%
1,000	109.76	125.67	6.19	131.86	22.10	20.1%
1,100	119.26	136.71	6.81	143.52	24.26	20.3%
1,200	128.75	147.74	7.43	155.17	26.42	20.5%
1,300	138.25	158.78	8.05	166.83	28.58	20.7%
1,400	147.75	169.82	8.67	178.49	30.74	20.8%
1,500	157.25	180.86	9.29	190.15	32.90	20.9%
1,600	166.74	191.90	9.90	201.80	35.06	21.0%
1,700	176.24	202.94	10.52	213.46	37.22	21.1%
1,800	185.74	213.98	11.14	225.12	39.38	21.2%
1,900	195.23	225.02	11.76	236.78	41.55	21.3%
2,000	204.73	236.06	12.38	248.44	43.71	21.4%
2,200	223.72	258.14	13.62	271.76	48.04	21.5%
2,400	242.72	280.22	14.86	295.08	52.36	21.6%
2,600	261.71	302.30	16.09	318.39	56.68	21.7%
2,800	280.71	324.38	17.33	341.71	61.00	21.7%
3,000	299.70	346.46	18.57	365.03	65.33	21.8%
          ET-1 Summer Average Energy On-Peak:     41%

Supporting Schedules:	Recap Schedules:
N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.92	18.13	0.74	18.87	0.95	5.3%
250	20.18	20.37	0.93	21.30	1.12	5.6%
300	22.44	22.61	1.11	23.72	1.28	5.7%
350	24.71	24.85	1.30	26.15	1.44	5.8%
400	26.97	27.09	1.49	28.58	1.61	6.0%
450	36.05	36.17	2.06	38.23	2.18	6.0%
500	38.84	38.94	2.29	41.23	2.39	6.2%
550	41.63	41.70	2.52	44.22	2.59	6.2%
600	44.42	44.46	2.75	47.21	2.79	6.3%
650	47.21	47.23	2.98	50.21	3.00	6.4%
700	49.99	49.99	3.21	53.20	3.21	6.4%
750	52.78	52.75	3.44	56.19	3.41	6.5%
800	55.57	55.52	3.66	59.18	3.61	6.5%
850	67.83	67.73	3.89	71.62	3.79	5.6%
900	71.07	70.94	4.12	75.06	3.99	5.6%
950	74.31	74.16	4.35	78.51	4.20	5.7%
1,000	77.55	77.37	4.58	81.95	4.40	5.7%
1,100	84.03	83.79	5.04	88.83	4.80	5.7%
1,200	90.52	90.21	5.50	95.71	5.19	5.7%
1,300	99.79	99.37	8.05	107.42	7.63	7.6%
1,400	107.33	106.84	8.67	115.51	8.18	7.6%
1,500	114.87	114.31	9.29	123.60	8.73	7.6%
1,600	122.41	121.78	9.90	131.68	9.27	7.6%
1,700	129.95	129.25	10.52	139.77	9.82	7.6%
1,800	137.48	136.72	11.14	147.86	10.38	7.6%
1,900	145.02	144.19	11.76	155.95	10.93	7.5%
2,000	152.56	151.65	12.38	164.03	11.47	7.5%
2,200	167.64	166.59	13.62	180.21	12.57	7.5%
2,400	182.72	181.53	14.86	196.39	13.67	7.5%
2,600	197.79	196.47	16.09	212.56	14.77	7.5%
2,800	212.87	211.41	17.33	228.74	15.87	7.5%
3,000	227.95	226.35	18.57	244.92	16.97	7.4%
          ET-1 Winter Average Energy On-Peak:     33%

Supporting Schedules:	Recap Schedules:
N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1/E-3 Summer (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.27	22.41	0.74	23.15	2.88	14.2%
250	23.12	25.72	0.93	26.65	3.53	15.3%
300	25.97	29.03	1.11	30.14	4.17	16.1%
350	28.82	32.35	1.30	33.65	4.83	16.8%
400	31.67	35.66	1.49	37.15	5.48	17.3%
450	42.57	48.06	2.06	50.12	7.55	17.7%
500	46.08	52.15	2.29	54.44	8.36	18.1%
550	49.60	56.23	2.52	58.75	9.15	18.4%
600	53.11	60.32	2.75	63.07	9.96	18.8%
650	56.63	64.40	2.98	67.38	10.75	19.0%
700	60.14	68.48	3.21	71.69	11.55	19.2%
750	63.65	72.57	3.44	76.01	12.36	19.4%
800	67.17	76.65	3.66	80.31	13.14	19.6%
850	82.14	93.83	3.89	97.72	15.58	19.0%
900	86.23	98.58	4.12	102.70	16.47	19.1%
950	90.31	103.33	4.35	107.68	17.37	19.2%
1,000	94.39	108.07	4.58	112.65	18.26	19.3%
1,100	102.56	117.57	5.04	122.61	20.05	19.5%
1,200	110.73	127.06	5.50	132.56	21.83	19.7%
1,300	125.25	145.78	8.05	153.83	28.58	22.8%
1,400	134.75	156.82	8.67	165.49	30.74	22.8%
1,500	144.25	167.86	9.29	177.15	32.90	22.8%
1,600	153.74	178.90	9.90	188.80	35.06	22.8%
1,700	163.24	189.94	10.52	200.46	37.22	22.8%
1,800	172.74	200.98	11.14	212.12	39.38	22.8%
1,900	182.23	212.02	11.76	223.78	41.55	22.8%
2,000	191.73	223.06	12.38	235.44	43.71	22.8%
2,200	210.72	245.14	13.62	258.76	48.04	22.8%
2,400	229.72	267.22	14.86	282.08	52.36	22.8%
2,600	248.71	289.30	16.09	305.39	56.68	22.8%
2,800	267.71	311.38	17.33	328.71	61.00	22.8%
3,000	286.70	333.46	18.57	352.03	65.33	22.8%
          ET-1 Summer Average Energy On-Peak:     41%

Supporting Schedules:	Recap Schedules:
N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.92	18.13	0.74	18.87	0.95	5.3%
250	20.18	20.37	0.93	21.30	1.12	5.6%
300	22.44	22.61	1.11	23.72	1.28	5.7%
350	24.71	24.85	1.30	26.15	1.44	5.8%
400	26.97	27.09	1.49	28.58	1.61	6.0%
450	29.23	29.33	1.67	31.00	1.77	6.1%
500	31.49	31.57	1.86	33.43	1.94	6.2%
550	33.75	33.81	2.04	35.85	2.10	6.2%
600	36.01	36.05	2.23	38.28	2.27	6.3%
650	38.27	38.29	2.41	40.70	2.43	6.3%
700	40.54	40.53	2.60	43.13	2.59	6.4%
750	42.80	42.77	2.79	45.56	2.76	6.4%
800	45.06	45.01	2.97	47.98	2.92	6.5%
850	58.36	58.28	3.89	62.17	3.81	6.5%
900	61.15	61.04	4.12	65.16	4.01	6.6%
950	63.94	63.81	4.35	68.16	4.22	6.6%
1,000	66.73	66.57	4.58	71.15	4.42	6.6%
1,100	72.31	72.10	5.04	77.14	4.83	6.7%
1,200	77.89	77.63	5.50	83.13	5.24	6.7%
1,300	83.47	83.15	5.95	89.10	5.63	6.7%
1,400	89.04	88.68	6.41	95.09	6.05	6.8%
1,500	109.97	109.49	7.99	117.48	7.51	6.8%
1,600	116.45	115.91	8.52	124.43	7.98	6.9%
1,700	122.93	122.33	9.05	131.38	8.45	6.9%
1,800	129.42	128.76	9.58	138.34	8.92	6.9%
1,900	135.90	135.18	10.11	145.29	9.39	6.9%
2,000	142.38	141.60	10.65	152.25	9.87	6.9%
2,200	154.64	153.59	13.62	167.21	12.57	8.1%
2,400	169.72	168.53	14.86	183.39	13.67	8.1%
2,600	184.79	183.47	16.09	199.56	14.77	8.0%
2,800	199.87	198.41	17.33	215.74	15.87	7.9%
3,000	214.95	213.35	18.57	231.92	16.97	7.9%
          ET-1 Winter Average Energy On-Peak:      33%

Supporting Schedules:	Recap Schedules:
N/A	N/A
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-1/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.27	22.41	0.74	23.15	2.88	14.2%
250	23.12	25.72	0.93	26.65	3.53	15.3%
300	25.97	29.03	1.11	30.14	4.17	16.1%
350	28.82	32.35	1.30	33.65	4.83	16.8%
400	31.67	35.66	1.49	37.15	5.48	17.3%
450	34.52	38.97	1.67	40.64	6.12	17.7%
500	37.37	42.28	1.86	44.14	6.77	18.1%
550	40.21	45.59	2.04	47.63	7.42	18.5%
600	43.06	48.90	2.23	51.13	8.07	18.7%
650	45.91	52.22	2.41	54.63	8.72	19.0%
700	48.76	55.53	2.60	58.13	9.37	19.2%
750	51.61	58.84	2.79	61.63	10.02	19.4%
800	54.46	62.15	2.97	65.12	10.66	19.6%
850	70.68	80.74	3.89	84.63	13.95	19.7%
900	74.19	84.82	4.12	88.94	14.75	19.9%
950	77.71	88.91	4.35	93.26	15.55	20.0%
1,000	81.22	92.99	4.58	97.57	16.35	20.1%
1,100	88.25	101.16	5.04	106.20	17.95	20.3%
1,200	95.28	109.33	5.50	114.83	19.55	20.5%
1,300	102.31	117.50	5.95	123.45	21.14	20.7%
1,400	109.33	125.67	6.41	132.08	22.75	20.8%
1,500	135.23	155.54	7.99	163.53	28.30	20.9%
1,600	143.40	165.04	8.52	173.56	30.16	21.0%
1,700	151.57	174.53	9.05	183.58	32.01	21.1%
1,800	159.73	184.02	9.58	193.60	33.87	21.2%
1,900	167.90	193.52	10.11	203.63	35.73	21.3%
2,000	176.07	203.01	10.65	213.66	37.59	21.3%
2,200	197.72	232.14	13.62	245.76	48.04	24.3%
2,400	216.72	254.22	14.86	269.08	52.36	24.2%
2,600	235.71	276.30	16.09	292.39	56.68	24.0%
2,800	254.71	298.38	17.33	315.71	61.00	23.9%
3,000	273.70	320.46	18.57	339.03	65.33	23.9%
          ET-1 Summer Average Energy On-Peak:      41%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	29.73	32.86	1.24	34.10	4.37	14.7%
250	33.47	37.25	1.55	38.80	5.33	15.9%
300	37.20	41.65	1.86	43.51	6.31	17.0%
350	40.94	46.05	2.17	48.22	7.28	17.8%
400	44.67	50.44	2.48	52.92	8.25	18.5%
450	48.41	54.84	2.79	57.63	9.22	19.0%
500	52.14	59.23	3.10	62.33	10.19	19.5%
550	55.88	63.63	3.40	67.03	11.15	20.0%
600	59.61	68.03	3.71	71.74	12.13	20.3%
650	63.35	72.42	4.02	76.44	13.09	20.7%
700	67.08	76.82	4.33	81.15	14.07	21.0%
750	70.82	81.22	4.64	85.86	15.04	21.2%
800	74.55	85.61	4.95	90.56	16.01	21.5%
850	78.29	90.01	5.26	95.27	16.98	21.7%
900	82.02	94.41	5.57	99.98	17.96	21.9%
950	85.76	98.80	5.88	104.68	18.92	22.1%
1,000	89.49	103.20	6.19	109.39	19.90	22.2%
1,100	96.96	111.99	6.81	118.80	21.84	22.5%
1,200	104.43	120.78	7.43	128.21	23.78	22.8%
1,300	111.90	129.58	8.05	137.63	25.73	23.0%
1,400	119.37	138.37	8.67	147.04	27.67	23.2%
1,500	126.84	147.16	9.29	156.45	29.61	23.3%
1,600	134.31	155.96	9.90	165.86	31.55	23.5%
1,700	141.78	164.75	10.52	175.27	33.49	23.6%
1,800	149.25	173.54	11.14	184.68	35.43	23.7%
1,900	156.72	182.34	11.76	194.10	37.38	23.9%
2,000	164.19	191.13	12.38	203.51	39.32	23.9%
2,200	179.13	208.71	13.62	222.33	43.20	24.1%
2,400	194.07	226.30	14.86	241.16	47.09	24.3%
2,600	209.01	243.89	16.09	259.98	50.97	24.4%
2,800	223.96	261.47	17.33	278.80	54.84	24.5%
3,000	238.90	279.06	18.57	297.63	58.73	24.6%
          ET-2 Winter Average Energy On-Peak:      17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	33.71	35.85	1.24	37.09	3.38	10.0%
250	38.44	40.99	1.55	42.54	4.10	10.7%
300	43.17	46.14	1.86	48.00	4.83	11.2%
350	47.90	51.28	2.17	53.45	5.55	11.6%
400	52.63	56.43	2.48	58.91	6.28	11.9%
450	57.36	61.57	2.79	64.36	7.00	12.2%
500	62.09	66.72	3.10	69.82	7.73	12.4%
550	66.82	71.86	3.40	75.26	8.44	12.6%
600	71.55	77.01	3.71	80.72	9.17	12.8%
650	76.28	82.15	4.02	86.17	9.89	13.0%
700	81.01	87.30	4.33	91.63	10.62	13.1%
750	85.74	92.44	4.64	97.08	11.34	13.2%
800	90.47	97.59	4.95	102.54	12.07	13.3%
850	95.20	102.73	5.26	107.99	12.79	13.4%
900	99.93	107.88	5.57	113.45	13.52	13.5%
950	104.66	113.02	5.88	118.90	14.24	13.6%
1,000	109.39	118.17	6.19	124.36	14.97	13.7%
1,100	118.85	128.46	6.81	135.27	16.42	13.8%
1,200	128.31	138.75	7.43	146.18	17.87	13.9%
1,300	137.77	149.04	8.05	157.09	19.32	14.0%
1,400	147.23	159.33	8.67	168.00	20.77	14.1%
1,500	156.69	169.62	9.29	178.91	22.22	14.2%
1,600	166.15	179.91	9.90	189.81	23.66	14.2%
1,700	175.61	190.20	10.52	200.72	25.11	14.3%
1,800	185.07	200.49	11.14	211.63	26.56	14.4%
1,900	194.53	210.78	11.76	222.54	28.01	14.4%
2,000	203.99	221.07	12.38	233.45	29.46	14.4%
2,200	222.91	241.64	13.62	255.26	32.35	14.5%
2,400	241.83	262.22	14.86	277.08	35.25	14.6%
2,600	260.75	282.80	16.09	298.89	38.14	14.6%
2,800	279.67	303.38	17.33	320.71	41.04	14.7%
3,000	298.59	323.96	18.57	342.53	43.94	14.7%
          ET-2 Summer Average Energy On-Peak:      25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.84	19.71	0.74	20.45	2.61	14.6%
250	20.08	22.35	0.93	23.28	3.20	15.9%
300	22.32	24.99	1.11	26.10	3.78	16.9%
350	24.56	27.63	1.30	28.93	4.37	17.8%
400	26.80	30.26	1.49	31.75	4.95	18.5%
450	35.82	40.58	2.06	42.64	6.82	19.0%
500	38.58	43.83	2.29	46.12	7.54	19.5%
550	41.35	47.09	2.52	49.61	8.26	20.0%
600	44.11	50.34	2.75	53.09	8.98	20.4%
650	46.88	53.59	2.98	56.57	9.69	20.7%
700	49.64	56.85	3.21	60.06	10.42	21.0%
750	52.40	60.10	3.44	63.54	11.14	21.3%
800	55.17	63.35	3.66	67.01	11.84	21.5%
850	67.33	77.41	3.89	81.30	13.97	20.7%
900	70.54	81.19	4.12	85.31	14.77	20.9%
950	73.75	84.97	4.35	89.32	15.57	21.1%
1,000	76.96	88.75	4.58	93.33	16.37	21.3%
1,100	83.39	96.31	5.04	101.35	17.96	21.5%
1,200	89.81	103.87	5.50	109.37	19.56	21.8%
1,300	98.90	116.58	8.05	124.63	25.73	26.0%
1,400	106.37	125.37	8.67	134.04	27.67	26.0%
1,500	113.84	134.16	9.29	143.45	29.61	26.0%
1,600	121.31	142.96	9.90	152.86	31.55	26.0%
1,700	128.78	151.75	10.52	162.27	33.49	26.0%
1,800	136.25	160.54	11.14	171.68	35.43	26.0%
1,900	143.72	169.34	11.76	181.10	37.38	26.0%
2,000	151.19	178.13	12.38	190.51	39.32	26.0%
2,200	166.13	195.71	13.62	209.33	43.20	26.0%
2,400	181.07	213.30	14.86	228.16	47.09	26.0%
2,600	196.01	230.89	16.09	246.98	50.97	26.0%
2,800	210.96	248.47	17.33	265.80	54.84	26.0%
3,000	225.90	266.06	18.57	284.63	58.73	26.0%
             ET-2 Winter Average Energy On-Peak:      17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.23	21.51	0.74	22.25	2.02	10.0%
250	23.06	24.60	0.93	25.53	2.47	10.7%
300	25.90	27.68	1.11	28.79	2.89	11.2%
350	28.74	30.77	1.30	32.07	3.33	11.6%
400	31.58	33.86	1.49	35.35	3.77	11.9%
450	42.45	45.56	2.06	47.62	5.17	12.2%
500	45.95	49.37	2.29	51.66	5.71	12.4%
550	49.45	53.18	2.52	55.70	6.25	12.6%
600	52.95	56.99	2.75	59.74	6.79	12.8%
650	56.45	60.79	2.98	63.77	7.32	13.0%
700	59.95	64.60	3.21	67.81	7.86	13.1%
750	63.45	68.41	3.44	71.85	8.40	13.2%
800	66.95	72.22	3.66	75.88	8.93	13.3%
850	81.87	88.35	3.89	92.24	10.37	12.7%
900	85.94	92.77	4.12	96.89	10.95	12.7%
950	90.01	97.20	4.35	101.55	11.54	12.8%
1,000	94.08	101.62	4.58	106.20	12.12	12.9%
1,100	102.21	110.47	5.04	115.51	13.30	13.0%
1,200	110.35	119.32	5.50	124.82	14.47	13.1%
1,300	124.77	136.04	8.05	144.09	19.32	15.5%
1,400	134.23	146.33	8.67	155.00	20.77	15.5%
1,500	143.69	156.62	9.29	165.91	22.22	15.5%
1,600	153.15	166.91	9.90	176.81	23.66	15.4%
1,700	162.61	177.20	10.52	187.72	25.11	15.4%
1,800	172.07	187.49	11.14	198.63	26.56	15.4%
1,900	181.53	197.78	11.76	209.54	28.01	15.4%
2,000	190.99	208.07	12.38	220.45	29.46	15.4%
2,200	209.91	228.64	13.62	242.26	32.35	15.4%
2,400	228.83	249.22	14.86	264.08	35.25	15.4%
2,600	247.75	269.80	16.09	285.89	38.14	15.4%
2,800	266.67	290.38	17.33	307.71	41.04	15.4%
3,000	285.59	310.96	18.57	329.53	43.94	15.4%
          ET-2 Summer Average Energy On-Peak:      25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.84	19.71	0.74	20.45	2.61	14.6%
250	20.08	22.35	0.93	23.28	3.20	15.9%
300	22.32	24.99	1.11	26.10	3.78	16.9%
350	24.56	27.63	1.30	28.93	4.37	17.8%
400	26.80	30.26	1.49	31.75	4.95	18.5%
450	29.04	32.90	1.67	34.57	5.53	19.0%
500	31.28	35.54	1.86	37.40	6.12	19.6%
550	33.53	38.18	2.04	40.22	6.69	20.0%
600	35.77	40.82	2.23	43.05	7.28	20.4%
650	38.01	43.45	2.41	45.86	7.85	20.7%
700	40.25	46.09	2.60	48.69	8.44	21.0%
750	42.49	48.73	2.79	51.52	9.03	21.3%
800	44.73	51.37	2.97	54.34	9.61	21.5%
850	57.93	66.61	3.89	70.50	12.57	21.7%
900	60.70	69.86	4.12	73.98	13.28	21.9%
950	63.46	73.11	4.35	77.46	14.00	22.1%
1,000	66.22	76.37	4.58	80.95	14.73	22.2%
1,100	71.75	82.87	5.04	87.91	16.16	22.5%
1,200	77.28	89.38	5.50	94.88	17.60	22.8%
1,300	82.81	95.89	5.95	101.84	19.03	23.0%
1,400	88.34	102.39	6.41	108.80	20.46	23.2%
1,500	109.08	126.56	7.99	134.55	25.47	23.3%
1,600	115.51	134.12	8.52	142.64	27.13	23.5%
1,700	121.93	141.68	9.05	150.73	28.80	23.6%
1,800	128.36	149.25	9.58	158.83	30.47	23.7%
1,900	134.78	156.81	10.11	166.92	32.14	23.8%
2,000	141.21	164.37	10.65	175.02	33.81	23.9%
2,200	153.13	182.71	13.62	196.33	43.20	28.2%
2,400	168.07	200.30	14.86	215.16	47.09	28.0%
2,600	183.01	217.89	16.09	233.98	50.97	27.9%
2,800	197.96	235.47	17.33	252.80	54.84	27.7%
3,000	212.90	253.06	18.57	271.63	58.73	27.6%
          ET-2 Winter Average Energy On-Peak:      17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ET-2/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.23	21.51	0.74	22.25	2.02	10.0%
250	23.06	24.60	0.93	25.53	2.47	10.7%
300	25.90	27.68	1.11	28.79	2.89	11.2%
350	28.74	30.77	1.30	32.07	3.33	11.6%
400	31.58	33.86	1.49	35.35	3.77	11.9%
450	34.42	36.94	1.67	38.61	4.19	12.2%
500	37.25	40.03	1.86	41.89	4.64	12.5%
550	40.09	43.12	2.04	45.16	5.07	12.6%
600	42.93	46.21	2.23	48.44	5.51	12.8%
650	45.77	49.29	2.41	51.70	5.93	13.0%
700	48.61	52.38	2.60	54.98	6.37	13.1%
750	51.44	55.47	2.79	58.26	6.82	13.3%
800	54.28	58.55	2.97	61.52	7.24	13.3%
850	70.45	76.02	3.89	79.91	9.46	13.4%
900	73.95	79.83	4.12	83.95	10.00	13.5%
950	77.45	83.64	4.35	87.99	10.54	13.6%
1,000	80.95	87.44	4.58	92.02	11.07	13.7%
1,100	87.95	95.06	5.04	100.10	12.15	13.8%
1,200	94.95	102.67	5.50	108.17	13.22	13.9%
1,300	101.95	110.29	5.95	116.24	14.29	14.0%
1,400	108.95	117.90	6.41	124.31	15.36	14.1%
1,500	134.75	145.87	7.99	153.86	19.11	14.2%
1,600	142.89	154.72	8.52	163.24	20.35	14.2%
1,700	151.02	163.57	9.05	172.62	21.60	14.3%
1,800	159.16	172.42	9.58	182.00	22.84	14.4%
1,900	167.30	181.27	10.11	191.38	24.08	14.4%
2,000	175.43	190.12	10.65	200.77	25.34	14.4%
2,200	196.91	215.64	13.62	229.26	32.35	16.4%
2,400	215.83	236.22	14.86	251.08	35.25	16.3%
2,600	234.75	256.80	16.09	272.89	38.14	16.2%
2,800	253.67	277.38	17.33	294.71	41.04	16.2%
3,000	272.59	297.96	18.57	316.53	43.94	16.1%
          ET-2 Summer Average Energy On-Peak:       25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	56.71	61.65	2.71	64.36	7.65	13.5%
3	30%	657	65.45	72.19	4.07	76.26	10.81	16.5%
3	40%	876	74.19	82.73	5.42	88.15	13.96	18.8%
3	50%	1,095	82.93	93.27	6.78	100.05	17.12	20.6%
3	75%	1,643	104.79	119.64	10.17	129.81	25.02	23.9%

5	20%	730	84.66	92.57	4.52	97.09	12.43	14.7%
5	30%	1,095	99.23	110.14	6.78	116.92	17.69	17.8%
5	40%	1,460	113.79	127.70	9.04	136.74	22.95	20.2%
5	50%	1,825	128.35	145.26	11.30	156.56	28.21	22.0%
5	75%	2,738	164.78	189.20	16.95	206.15	41.37	25.1%

8	20%	1,168	126.59	138.95	7.23	146.18	19.59	15.5%
8	30%	1,752	149.89	167.06	10.84	177.90	28.01	18.7%
8	40%	2,336	173.19	195.16	14.46	209.62	36.43	21.0%
8	50%	2,920	196.49	223.26	18.07	241.33	44.84	22.8%
8	75%	4,380	254.74	293.52	27.11	320.63	65.89	25.9%

10	20%	1,460	154.54	169.88	9.04	178.92	24.38	15.8%
10	30%	2,190	183.66	205.00	13.56	218.56	34.90	19.0%
10	40%	2,920	212.79	240.13	18.07	258.20	45.41	21.3%
10	50%	3,650	241.91	275.26	22.59	297.85	55.94	23.1%
10	75%	5,475	314.72	363.08	33.89	396.97	82.25	26.1%

12	20%	1,752	182.49	200.80	10.84	211.64	29.15	16.0%
12	30%	2,628	217.44	242.95	16.27	259.22	41.78	19.2%
12	40%	3,504	252.39	285.10	21.69	306.79	54.40	21.6%
12	50%	4,380	287.34	327.26	27.11	354.37	67.03	23.3%
12	75%	6,570	374.71	432.64	40.67	473.31	98.60	26.3%

15	20%	2,190	224.41	247.18	13.56	260.74	36.33	16.2%
15	30%	3,285	268.10	299.87	20.33	320.20	52.10	19.4%
15	40%	4,380	311.79	352.56	27.11	379.67	67.88	21.8%
15	50%	5,475	355.47	405.25	33.89	439.14	83.67	23.5%
15	75%	8,213	464.71	537.01	50.84	587.85	123.14	26.5%
          ECT-1R Winter Average Energy On-Peak:      32%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	71.62	77.72	2.71	80.43	8.81	12.3%
3	30%	657	82.24	90.53	4.07	94.60	12.36	15.0%
3	40%	876	92.86	103.34	5.42	108.76	15.90	17.1%
3	50%	1,095	103.48	116.15	6.78	122.93	19.45	18.8%
3	75%	1,643	130.07	148.21	10.17	158.38	28.31	21.8%

5	20%	730	109.50	119.35	4.52	123.87	14.37	13.1%
5	30%	1,095	127.20	140.70	6.78	147.48	20.28	15.9%
5	40%	1,460	144.91	162.05	9.04	171.09	26.18	18.1%
5	50%	1,825	162.61	183.40	11.30	194.70	32.09	19.7%
5	75%	2,738	206.90	236.81	16.95	253.76	46.86	22.6%

8	20%	1,168	166.33	181.80	7.23	189.03	22.70	13.6%
8	30%	1,752	194.65	215.96	10.84	226.80	32.15	16.5%
8	40%	2,336	222.98	250.12	14.46	264.58	41.60	18.7%
8	50%	2,920	251.31	284.28	18.07	302.35	51.04	20.3%
8	75%	4,380	322.13	369.69	27.11	396.80	74.67	23.2%

10	20%	1,460	204.21	223.43	9.04	232.47	28.26	13.8%
10	30%	2,190	239.62	266.13	13.56	279.69	40.07	16.7%
10	40%	2,920	275.03	308.83	18.07	326.90	51.87	18.9%
10	50%	3,650	310.44	351.54	22.59	374.13	63.69	20.5%
10	75%	5,475	398.96	458.30	33.89	492.19	93.23	23.4%
12	20%	1,752	242.09	265.06	10.84	275.90	33.81	14.0%
12	30%	2,628	284.58	316.30	16.27	332.57	47.99	16.9%
12	40%	3,504	327.08	367.55	21.69	389.24	62.16	19.0%
12	50%	4,380	369.57	418.79	27.11	445.90	76.33	20.7%
12	75%	6,570	475.79	546.90	40.67	587.57	111.78	23.5%

15	20%	2,190	298.92	327.51	13.56	341.07	42.15	14.1%
15	30%	3,285	352.03	391.56	20.33	411.89	59.86	17.0%
15	40%	4,380	405.15	455.62	27.11	482.73	77.58	19.1%
15	50%	5,475	458.26	519.67	33.89	553.56	95.30	20.8%
15	75%	8,213	591.07	679.84	50.84	730.68	139.61	23.6%
          ECT-1R Summer Average Energy On-Peak:      40%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	41.92	45.57	2.01	47.58	5.66	13.5%
3	30%	657	48.36	53.34	3.01	56.35	7.99	16.5%
3	40%	876	63.69	71.01	4.66	75.67	11.98	18.8%
3	50%	1,095	71.18	80.04	5.83	85.87	14.69	20.6%
3	75%	1,643	91.55	106.35	10.17	116.52	24.97	27.3%

5	20%	730	62.57	68.41	3.34	71.75	9.18	14.7%
5	30%	1,095	85.20	94.55	5.83	100.38	15.18	17.8%
5	40%	1,460	100.58	114.45	9.04	123.49	22.91	22.8%
5	50%	1,825	115.09	131.95	11.30	143.25	28.16	24.5%
5	75%	2,738	151.38	175.72	16.95	192.67	41.29	27.3%

8	20%	1,168	108.72	119.33	6.22	125.55	16.83	15.5%
8	30%	1,752	136.64	153.75	10.84	164.59	27.95	20.5%
8	40%	2,336	159.85	181.75	14.46	196.21	36.36	22.7%
8	50%	2,920	183.07	209.75	18.07	227.82	44.75	24.4%
8	75%	4,380	241.10	279.75	27.11	306.86	65.76	27.3%

10	20%	1,460	141.33	156.62	9.04	165.66	24.33	17.2%
10	30%	2,190	170.35	191.62	13.56	205.18	34.83	20.4%
10	40%	2,920	199.37	226.62	18.07	244.69	45.32	22.7%
10	50%	3,650	228.38	261.62	22.59	284.21	55.83	24.4%
10	75%	5,475	300.93	349.12	33.89	383.01	82.08	27.3%

12	20%	1,752	169.24	187.49	10.84	198.33	29.09	17.2%
12	30%	2,628	204.06	229.49	16.27	245.76	41.70	20.4%
12	40%	3,504	238.88	271.49	21.69	293.18	54.30	22.7%
12	50%	4,380	273.70	313.49	27.11	340.60	66.90	24.4%
12	75%	6,570	360.76	418.49	40.67	459.16	98.40	27.3%

15	20%	2,190	211.10	233.80	13.56	247.36	36.26	17.2%
15	30%	3,285	254.62	286.30	20.33	306.63	52.01	20.4%
15	40%	4,380	298.15	338.80	27.11	365.91	67.76	22.7%
15	50%	5,475	341.68	391.30	33.89	425.19	83.51	24.4%
15	75%	8,213	450.52	522.57	50.84	573.41	122.89	27.3%

ECT-1R Winter Average Energy On-Peak: 31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	53.00	57.51	2.01	59.52	6.52	12.3%
3	30%	657	60.86	66.99	3.01	70.00	9.14	15.0%
3	40%	876	79.86	88.87	4.66	93.53	13.67	17.1%
3	50%	1,095	89.00	99.89	5.83	105.72	16.72	18.8%
3	75%	1,643	117.07	135.21	10.17	145.38	28.31	24.2%

5	20%	730	81.03	88.32	3.34	91.66	10.63	13.1%
5	30%	1,095	109.40	121.00	5.83	126.83	17.43	15.9%
5	40%	1,460	131.91	149.05	9.04	158.09	26.18	19.8%
5	50%	1,825	149.61	170.40	11.30	181.70	32.09	21.4%
5	75%	2,738	193.90	223.81	16.95	240.76	46.86	24.2%

8	20%	1,168	143.04	156.34	6.22	162.56	19.52	13.6%
8	30%	1,752	181.65	202.96	10.84	213.80	32.15	17.7%
8	40%	2,336	209.98	237.12	14.46	251.58	41.60	19.8%
8	50%	2,920	238.31	271.28	18.07	289.35	51.04	21.4%
8	75%	4,380	309.13	356.69	27.11	383.80	74.67	24.2%

10	20%	1,460	191.21	210.43	9.04	219.47	28.26	14.8%
10	30%	2,190	226.62	253.13	13.56	266.69	40.07	17.7%
10	40%	2,920	262.03	295.83	18.07	313.90	51.87	19.8%
10	50%	3,650	297.44	338.54	22.59	361.13	63.69	21.4%
10	75%	5,475	385.96	445.30	33.89	479.19	93.23	24.2%

12	20%	1,752	229.09	252.06	10.84	262.90	33.81	14.8%
12	30%	2,628	271.58	303.30	16.27	319.57	47.99	17.7%
12	40%	3,504	314.08	354.55	21.69	376.24	62.16	19.8%
12	50%	4,380	356.57	405.79	27.11	432.90	76.33	21.4%
12	75%	6,570	462.79	533.90	40.67	574.57	111.78	24.2%

15	20%	2,190	285.92	314.51	13.56	328.07	42.15	14.7%
15	30%	3,285	339.03	378.56	20.33	398.89	59.86	17.7%
15	40%	4,380	392.15	442.62	27.11	469.73	77.58	19.8%
15	50%	5,475	445.26	506.67	33.89	540.56	95.30	21.4%
15	75%	8,213	578.07	666.84	50.84	717.68	139.61	24.2%

	ECT-1R Summer Average Energy On-Peak: 40%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	34.03	36.99	1.63	38.62	4.59	13.5%
3	30%	657	39.27	43.31	2.44	45.75	6.48	16.5%
3	40%	876	44.51	49.64	4.01	53.65	9.14	20.5%
3	50%	1,095	49.76	55.96	5.02	60.98	11.22	22.5%
3	75%	1,643	62.87	71.78	8.75	80.53	17.66	28.1%

5	20%	730	50.80	55.54	2.71	58.25	7.45	14.7%
5	30%	1,095	59.54	66.08	5.02	71.10	11.56	19.4%
5	40%	1,460	68.27	76.62	7.77	84.39	16.12	23.6%
5	50%	1,825	77.01	87.16	9.72	96.88	19.87	25.8%
5	75%	2,738	98.87	113.52	16.95	130.47	31.60	32.0%

8	20%	1,168	75.95	83.37	5.35	88.72	12.77	16.8%
8	30%	1,752	89.93	100.23	9.33	109.56	19.63	21.8%
8	40%	2,336	103.91	117.10	14.46	131.56	27.65	26.6%
8	50%	2,920	117.89	133.96	18.07	152.03	34.14	29.0%
8	75%	4,380	152.84	176.11	27.11	203.22	50.38	33.0%

10	20%	1,460	92.72	101.93	7.77	109.70	16.98	18.3%
10	30%	2,190	110.20	123.00	13.56	136.56	26.36	23.9%
10	40%	2,920	127.67	144.08	18.07	162.15	34.48	27.0%
10	50%	3,650	145.15	165.16	22.59	187.75	42.60	29.3%
10	75%	5,475	188.83	217.85	33.89	251.74	62.91	33.3%

12	20%	1,752	109.49	120.48	9.33	129.81	20.32	18.6%
12	30%	2,628	130.46	145.77	16.27	162.04	31.58	24.2%
12	40%	3,504	151.43	171.06	21.69	192.75	41.32	27.3%
12	50%	4,380	172.40	196.35	27.11	223.46	51.06	29.6%
12	75%	6,570	224.83	259.58	40.67	300.25	75.42	33.5%

15	20%	2,190	134.65	148.31	13.56	161.87	27.22	20.2%
15	30%	3,285	160.86	179.92	20.33	200.25	39.39	24.5%
15	40%	4,380	187.07	211.54	27.11	238.65	51.58	27.6%
15	50%	5,475	213.28	243.15	33.89	277.04	63.76	29.9%
15	75%	8,213	278.83	322.20	50.84	373.04	94.21	33.8%

	ECT-1R Winter Average Energy On-Peak: 32%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-1R/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	42.97	46.63	1.63	48.26	5.29	12.3%
3	30%	657	49.34	54.32	2.44	56.76	7.42	15.0%
3	40%	876	68.72	76.47	4.01	80.48	11.76	17.1%
3	50%	1,095	76.58	85.95	5.02	90.97	14.39	18.8%
3	75%	1,643	111.86	127.46	8.75	136.21	24.35	21.8%

5	20%	730	65.70	71.61	2.71	74.32	8.62	13.1%
5	30%	1,095	94.13	104.12	5.02	109.14	15.01	15.9%
5	40%	1,460	124.62	139.36	7.77	147.13	22.51	18.1%
5	50%	1,825	139.85	157.73	9.72	167.45	27.60	19.7%
5	75%	2,738	180.90	210.81	16.95	227.76	46.86	25.9%

8	20%	1,168	123.08	134.53	5.35	139.88	16.80	13.6%
8	30%	1,752	167.40	185.72	9.33	195.05	27.65	16.5%
8	40%	2,336	196.98	224.12	14.46	238.58	41.60	21.1%
8	50%	2,920	225.31	258.28	18.07	276.35	51.04	22.7%
8	75%	4,380	296.13	343.69	27.11	370.80	74.67	25.2%

10	20%	1,460	175.62	192.15	7.77	199.92	24.30	13.8%
10	30%	2,190	213.62	240.13	13.56	253.69	40.07	18.8%
10	40%	2,920	249.03	282.83	18.07	300.90	51.87	20.8%
10	50%	3,650	284.44	325.54	22.59	348.13	63.69	22.4%
10	75%	5,475	372.96	432.30	33.89	466.19	93.23	25.0%

12	20%	1,752	208.20	227.95	9.33	237.28	29.08	14.0%
12	30%	2,628	258.58	290.30	16.27	306.57	47.99	18.6%
12	40%	3,504	301.08	341.55	21.69	363.24	62.16	20.6%
12	50%	4,380	343.57	392.79	27.11	419.90	76.33	22.2%
12	75%	6,570	449.79	520.90	40.67	561.57	111.78	24.9%

15	20%	2,190	272.92	301.51	13.56	315.07	42.15	15.4%
15	30%	3,285	326.03	365.56	20.33	385.89	59.86	18.4%
15	40%	4,380	379.15	429.62	27.11	456.73	77.58	20.5%
15	50%	5,475	432.26	493.67	33.89	527.56	95.30	22.0%
15	75%	8,213	565.07	653.84	50.84	704.68	139.61	24.7%

	ECT-1R Summer Average Energy On-Peak: 40%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	56.83	61.60	2.71	64.31	7.48	13.2%
3	30%	657	65.63	72.13	4.07	76.20	10.57	16.1%
3	40%	876	74.42	82.66	5.42	88.08	13.66	18.4%
3	50%	1,095	83.22	93.19	6.78	99.97	16.75	20.1%
3	75%	1,643	105.23	119.54	10.17	129.71	24.48	23.3%

5	20%	730	84.86	92.49	4.52	97.01	12.15	14.3%
5	30%	1,095	99.52	110.04	6.78	116.82	17.30	17.4%
5	40%	1,460	114.18	127.59	9.04	136.63	22.45	19.7%
5	50%	1,825	128.84	145.14	11.30	156.44	27.60	21.4%
5	75%	2,738	165.50	189.03	16.95	205.98	40.48	24.5%

8	20%	1,168	126.90	138.82	7.23	146.05	19.15	15.1%
8	30%	1,752	150.35	166.90	10.84	177.74	27.39	18.2%
8	40%	2,336	173.81	194.98	14.46	209.44	35.63	20.5%
8	50%	2,920	197.26	223.05	18.07	241.12	43.86	22.2%
8	75%	4,380	255.90	293.25	27.11	320.36	64.46	25.2%

10	20%	1,460	154.93	169.71	9.04	178.75	23.82	15.4%
10	30%	2,190	184.25	204.80	13.56	218.36	34.11	18.5%
10	40%	2,920	213.56	239.90	18.07	257.97	44.41	20.8%
10	50%	3,650	242.88	275.00	22.59	297.59	54.71	22.5%
10	75%	5,475	316.18	362.75	33.89	396.64	80.46	25.4%

12	20%	1,752	182.95	200.59	10.84	211.43	28.48	15.6%
12	30%	2,628	218.14	242.71	16.27	258.98	40.84	18.7%
12	40%	3,504	253.32	284.83	21.69	306.52	53.20	21.0%
12	50%	4,380	288.50	326.95	27.11	354.06	65.56	22.7%
12	75%	6,570	376.46	432.24	40.67	472.91	96.45	25.6%

15	20%	2,190	225.00	246.92	13.56	260.48	35.48	15.8%
15	30%	3,285	268.97	299.57	20.33	319.90	50.93	18.9%
15	40%	4,380	312.95	352.22	27.11	379.33	66.38	21.2%
15	50%	5,475	356.93	404.87	33.89	438.76	81.83	22.9%
15	75%	8,213	466.89	536.51	50.84	587.35	120.46	25.8%

	ECT-2 Winter Average Energy On-Peak: 17%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	71.67	77.54	2.71	80.25	8.58	12.0%
3	30%	657	82.31	90.27	4.07	94.34	12.03	14.6%
3	40%	876	92.94	103.00	5.42	108.42	15.48	16.7%
3	50%	1,095	103.58	115.73	6.78	122.51	18.93	18.3%
3	75%	1,643	130.19	147.58	10.17	157.75	27.56	21.2%

5	20%	730	109.59	119.05	4.52	123.57	13.98	12.8%
5	30%	1,095	127.32	140.27	6.78	147.05	19.73	15.5%
5	40%	1,460	145.04	161.48	9.04	170.52	25.48	17.6%
5	50%	1,825	162.77	182.70	11.30	194.00	31.23	19.2%
5	75%	2,738	207.10	235.77	16.95	252.72	45.62	22.0%

8	20%	1,168	166.47	181.32	7.23	188.55	22.08	13.3%
8	30%	1,752	194.83	215.27	10.84	226.11	31.28	16.1%
8	40%	2,336	223.19	249.21	14.46	263.67	40.48	18.1%
8	50%	2,920	251.55	283.16	18.07	301.23	49.68	19.7%
8	75%	4,380	322.45	368.03	27.11	395.14	72.69	22.5%

10	20%	1,460	204.39	222.83	9.04	231.87	27.48	13.4%
10	30%	2,190	239.84	265.26	13.56	278.82	38.98	16.3%
10	40%	2,920	275.29	307.70	18.07	325.77	50.48	18.3%
10	50%	3,650	310.74	350.13	22.59	372.72	61.98	19.9%
10	75%	5,475	399.37	456.22	33.89	490.11	90.74	22.7%

12	20%	1,752	242.31	264.34	10.84	275.18	32.87	13.6%
12	30%	2,628	284.85	315.26	16.27	331.53	46.68	16.4%
12	40%	3,504	327.39	366.19	21.69	387.88	60.49	18.5%
12	50%	4,380	369.93	417.11	27.11	444.22	74.29	20.1%
12	75%	6,570	476.29	544.41	40.67	585.08	108.79	22.8%

15	20%	2,190	299.19	326.61	13.56	340.17	40.98	13.7%
15	30%	3,285	352.37	390.26	20.33	410.59	58.22	16.5%
15	40%	4,380	405.54	453.91	27.11	481.02	75.48	18.6%
15	50%	5,475	458.72	517.57	33.89	551.46	92.74	20.2%
15	75%	8,213	591.68	676.73	50.84	727.57	135.89	23.0%

	ECT-2 Summer Average Energy On-Peak: 25%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	42.05	45.58	2.01	47.59	5.54	13.2%
3	30%	657	48.56	53.38	3.01	56.39	7.83	16.1%
3	40%	876	64.00	71.09	4.66	75.75	11.75	18.4%
3	50%	1,095	71.57	80.14	5.83	85.97	14.40	20.1%
3	75%	1,643	92.23	106.54	10.17	116.71	24.48	26.5%

5	20%	730	62.80	68.44	3.34	71.78	8.98	14.3%
5	30%	1,095	85.59	94.63	5.83	100.46	14.87	17.4%
5	40%	1,460	101.18	114.59	9.04	123.63	22.45	22.2%
5	50%	1,825	115.84	132.14	11.30	143.44	27.60	23.8%
5	75%	2,738	152.50	176.03	16.95	192.98	40.48	26.5%

8	20%	1,168	109.13	119.38	6.22	125.60	16.47	15.1%
8	30%	1,752	137.35	153.90	10.84	164.74	27.39	19.9%
8	40%	2,336	160.81	181.98	14.46	196.44	35.63	22.2%
8	50%	2,920	184.26	210.05	18.07	228.12	43.86	23.8%
8	75%	4,380	242.90	280.25	27.11	307.36	64.46	26.5%

10	20%	1,460	141.93	156.71	9.04	165.75	23.82	16.8%
10	30%	2,190	171.25	191.80	13.56	205.36	34.11	19.9%
10	40%	2,920	200.56	226.90	18.07	244.97	44.41	22.1%
10	50%	3,650	229.88	262.00	22.59	284.59	54.71	23.8%
10	75%	5,475	303.18	349.75	33.89	383.64	80.46	26.5%

12	20%	1,752	169.95	187.59	10.84	198.43	28.48	16.8%
12	30%	2,628	205.14	229.71	16.27	245.98	40.84	19.9%
12	40%	3,504	240.32	271.83	21.69	293.52	53.20	22.1%
12	50%	4,380	275.50	313.95	27.11	341.06	65.56	23.8%
12	75%	6,570	363.46	419.24	40.67	459.91	96.45	26.5%

15	20%	2,190	212.00	233.92	13.56	247.48	35.48	16.7%
15	30%	3,285	255.97	286.57	20.33	306.90	50.93	19.9%
15	40%	4,380	299.95	339.22	27.11	366.33	66.38	22.1%
15	50%	5,475	343.93	391.87	33.89	425.76	81.83	23.8%
15	75%	8,213	453.89	523.51	50.84	574.35	120.46	26.5%

	ECT-2 Winter Average Energy On-Peak: 17%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	53.04	57.38	2.01	59.39	6.35	12.0%
3	30%	657	60.91	66.80	3.01	69.81	8.90	14.6%
3	40%	876	79.93	88.58	4.66	93.24	13.31	16.7%
3	50%	1,095	89.08	99.53	5.83	105.36	16.28	18.3%
3	75%	1,643	117.19	134.58	10.17	144.75	27.56	23.5%

5	20%	730	81.10	88.10	3.34	91.44	10.34	12.7%
5	30%	1,095	109.49	120.63	5.83	126.46	16.97	15.5%
5	40%	1,460	132.04	148.48	9.04	157.52	25.48	19.3%
5	50%	1,825	149.77	169.70	11.30	181.00	31.23	20.9%
5	75%	2,738	194.10	222.77	16.95	239.72	45.62	23.5%

8	20%	1,168	143.17	155.93	6.22	162.15	18.98	13.3%
8	30%	1,752	181.83	202.27	10.84	213.11	31.28	17.2%
8	40%	2,336	210.19	236.21	14.46	250.67	40.48	19.3%
8	50%	2,920	238.55	270.16	18.07	288.23	49.68	20.8%
8	75%	4,380	309.45	355.03	27.11	382.14	72.69	23.5%

10	20%	1,460	191.39	209.83	9.04	218.87	27.48	14.4%
10	30%	2,190	226.84	252.26	13.56	265.82	38.98	17.2%
10	40%	2,920	262.29	294.70	18.07	312.77	50.48	19.2%
10	50%	3,650	297.74	337.13	22.59	359.72	61.98	20.8%
10	75%	5,475	386.37	443.22	33.89	477.11	90.74	23.5%

12	20%	1,752	229.31	251.34	10.84	262.18	32.87	14.3%
12	30%	2,628	271.85	302.26	16.27	318.53	46.68	17.2%
12	40%	3,504	314.39	353.19	21.69	374.88	60.49	19.2%
12	50%	4,380	356.93	404.11	27.11	431.22	74.29	20.8%
12	75%	6,570	463.29	531.41	40.67	572.08	108.79	23.5%

15	20%	2,190	286.19	313.61	13.56	327.17	40.98	14.3%
15	30%	3,285	339.37	377.26	20.33	397.59	58.22	17.2%
15	40%	4,380	392.54	440.91	27.11	468.02	75.48	19.2%
15	50%	5,475	445.72	504.57	33.89	538.46	92.74	20.8%
15	75%	8,213	578.68	663.73	50.84	714.57	135.89	23.5%

	ECT-2 Summer Average Energy On-Peak: 25%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	34.10	36.96	1.63	38.59	4.49	13.2%
3	30%	657	39.38	43.28	2.44	45.72	6.34	16.1%
3	40%	876	44.65	49.60	4.01	53.61	8.96	20.1%
3	50%	1,095	49.93	55.91	5.02	60.93	11.00	22.0%
3	75%	1,643	63.14	71.72	8.75	80.47	17.33	27.4%

5	20%	730	50.92	55.49	2.71	58.20	7.28	14.3%
5	30%	1,095	59.71	66.02	5.02	71.04	11.33	19.0%
5	40%	1,460	68.51	76.55	7.77	84.32	15.81	23.1%
5	50%	1,825	77.30	87.08	9.72	96.80	19.50	25.2%
5	75%	2,738	99.30	113.42	16.95	130.37	31.07	31.3%

8	20%	1,168	76.14	83.29	5.35	88.64	12.50	16.4%
8	30%	1,752	90.21	100.14	9.33	109.47	19.26	21.4%
8	40%	2,336	104.29	116.99	14.46	131.45	27.16	26.0%
8	50%	2,920	118.36	133.83	18.07	151.90	33.54	28.3%
8	75%	4,380	153.54	175.95	27.11	203.06	49.52	32.3%

10	20%	1,460	92.96	101.82	7.77	109.59	16.63	17.9%
10	30%	2,190	110.55	122.88	13.56	136.44	25.89	23.4%
10	40%	2,920	128.14	143.94	18.07	162.01	33.87	26.4%
10	50%	3,650	145.73	165.00	22.59	187.59	41.86	28.7%
10	75%	5,475	189.71	217.65	33.89	251.54	61.83	32.6%

12	20%	1,752	109.77	120.36	9.33	129.69	19.92	18.1%
12	30%	2,628	130.88	145.63	16.27	161.90	31.02	23.7%
12	40%	3,504	151.99	170.90	21.69	192.59	40.60	26.7%
12	50%	4,380	173.10	196.17	27.11	223.28	50.18	29.0%
12	75%	6,570	225.87	259.34	40.67	300.01	74.14	32.8%

15	20%	2,190	135.00	148.15	13.56	161.71	26.71	19.8%
15	30%	3,285	161.38	179.74	20.33	200.07	38.69	24.0%
15	40%	4,380	187.77	211.33	27.11	238.44	50.67	27.0%
15	50%	5,475	214.16	242.92	33.89	276.81	62.65	29.3%
15	75%	8,213	280.14	321.90	50.84	372.74	92.60	33.1%

	ECT-2 Winter Average Energy On-Peak: 17%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Residential Bill Analysis
ECT-2/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	43.00	46.52	1.63	48.15	5.15	12.0%
3	30%	657	49.38	54.16	2.44	56.60	7.22	14.6%
3	40%	876	68.78	76.22	4.01	80.23	11.45	16.6%
3	50%	1,095	76.65	85.64	5.02	90.66	14.01	18.3%
3	75%	1,643	111.96	126.92	8.75	135.67	23.71	21.2%

5	20%	730	65.75	71.43	2.71	74.14	8.39	12.8%
5	30%	1,095	94.21	103.80	5.02	108.82	14.61	15.5%
5	40%	1,460	124.74	138.88	7.77	146.65	21.91	17.6%
5	50%	1,825	139.98	157.12	9.72	166.84	26.86	19.2%
5	75%	2,738	181.10	209.77	16.95	226.72	45.62	25.2%

8	20%	1,168	123.19	134.18	5.35	139.53	16.34	13.3%
8	30%	1,752	167.56	185.13	9.33	194.46	26.90	16.1%
8	40%	2,336	197.19	223.21	14.46	237.67	40.48	20.5%
8	50%	2,920	225.55	257.16	18.07	275.23	49.68	22.0%
8	75%	4,380	296.45	342.03	27.11	369.14	72.69	24.5%

10	20%	1,460	175.78	191.63	7.77	199.40	23.62	13.4%
10	30%	2,190	213.84	239.26	13.56	252.82	38.98	18.2%
10	40%	2,920	249.29	281.70	18.07	299.77	50.48	20.2%
10	50%	3,650	284.74	324.13	22.59	346.72	61.98	21.8%
10	75%	5,475	373.37	430.22	33.89	464.11	90.74	24.3%

12	20%	1,752	208.39	227.33	9.33	236.66	28.27	13.6%
12	30%	2,628	258.85	289.26	16.27	305.53	46.68	18.0%
12	40%	3,504	301.39	340.19	21.69	361.88	60.49	20.1%
12	50%	4,380	343.93	391.11	27.11	418.22	74.29	21.6%
12	75%	6,570	450.29	518.41	40.67	559.08	108.79	24.2%

15	20%	2,190	273.19	300.61	13.56	314.17	40.98	15.0%
15	30%	3,285	326.37	364.26	20.33	384.59	58.22	17.8%
15	40%	4,380	379.54	427.91	27.11	455.02	75.48	19.9%
15	50%	5,475	432.72	491.57	33.89	525.46	92.74	21.4%
15	75%	8,213	565.68	650.73	50.84	701.57	135.89	24.0%

	ECT-2 Summer Average Energy On-Peak: 25%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.

Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
E-20 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
On-			Monthly Bill			Monthly Bill
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
15	20%	2,190	215.75	230.56	11.37	241.93	26.18	12.1%
15	30%	3,285	295.22	324.24	17.05	341.29	46.07	15.6%
15	40%	4,380	374.69	417.93	22.73	440.66	65.97	17.6%
15	50%	5,475	454.16	511.61	28.42	540.03	85.87	18.9%
15	75%	8,213	652.88	745.87	42.63	788.50	135.62	20.8%

30	20%	4,380	403.27	427.84	63.29	491.13	87.86	21.8%
30	30%	6,570	562.21	615.21	63.29	678.50	116.29	20.7%
30	40%	8,760	721.15	802.58	63.29	865.87	144.72	20.1%
30	50%	10,950	880.10	989.95	63.29	1,053.24	173.14	19.7%
30	75%	16,425	1,277.46	1,458.38	63.29	1,521.67	244.21	19.1%

50	20%	7,300	653.29	690.89	105.49	796.38	143.09	21.9%
50	30%	10,950	918.20	1,003.17	105.49	1,108.66	190.46	20.7%
50	40%	14,600	1,183.10	1,315.46	105.49	1,420.95	237.85	20.1%
50	50%	18,250	1,448.01	1,627.74	105.49	1,733.23	285.22	19.7%
50	75%	27,375	2,110.28	2,408.45	105.49	2,513.94	403.66	19.1%

100	20%	14,600	1,278.35	1,348.51	210.98	1,559.49	281.14	22.0%
100	30%	21,900	1,808.17	1,973.07	210.98	2,184.05	375.88	20.8%
100	40%	29,200	2,337.98	2,597.64	210.98	2,808.62	470.64	20.1%
100	50%	36,500	2,867.79	3,222.21	210.98	3,433.19	565.40	19.7%
100	75%	54,750	4,192.32	4,783.63	210.98	4,994.61	802.29	19.1%

150	20%	21,900	1,903.42	2,006.12	316.47	2,322.59	419.17	22.0%
150	30%	32,850	2,698.13	2,942.98	316.47	3,259.45	561.32	20.8%
150	40%	43,800	3,492.85	3,879.83	316.47	4,196.30	703.45	20.1%
150	50%	54,750	4,287.57	4,816.68	316.47	5,133.15	845.58	19.7%
150	75%	82,125	6,274.37	7,158.81	316.47	7,475.28	1,200.91	19.1%

	General Service TOU Average Energy On-Peak: 31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
E-20 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
On-			Monthly Bill			Monthly Bill
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
15	20%	2,190	238.88	257.81	11.37	269.18	30.30	12.7%
15	30%	3,285	328.36	363.30	17.05	380.35	51.99	15.8%
15	40%	4,380	417.85	468.78	22.73	491.51	73.66	17.6%
15	50%	5,475	507.33	574.27	28.42	602.69	95.36	18.8%
15	75%	8,213	731.08	838.03	42.63	880.66	149.58	20.5%

30	20%	4,380	449.53	482.36	63.29	545.65	96.12	21.4%
30	30%	6,570	628.50	693.33	63.29	756.62	128.12	20.4%
30	40%	8,760	807.46	904.30	63.29	967.59	160.13	19.8%
30	50%	10,950	986.43	1,115.27	63.29	1,178.56	192.13	19.5%
30	75%	16,425	1,433.85	1,642.69	63.29	1,705.98	272.13	19.0%

50	20%	7,300	730.39	781.75	105.49	887.24	156.85	21.5%
50	30%	10,950	1,028.67	1,133.37	105.49	1,238.86	210.19	20.4%
50	40%	14,600	1,326.95	1,484.99	105.49	1,590.48	263.53	19.9%
50	50%	18,250	1,625.23	1,836.60	105.49	1,942.09	316.86	19.5%
50	75%	27,375	2,370.94	2,715.64	105.49	2,821.13	450.19	19.0%

100	20%	14,600	1,432.55	1,530.24	210.98	1,741.22	308.67	21.5%
100	30%	21,900	2,029.12	2,233.47	210.98	2,444.45	415.33	20.5%
100	40%	29,200	2,625.68	2,936.70	210.98	3,147.68	522.00	19.9%
100	50%	36,500	3,222.24	3,639.94	210.98	3,850.92	628.68	19.5%
100	75%	54,750	4,713.64	5,398.02	210.98	5,609.00	895.36	19.0%

150	20%	21,900	2,134.72	2,278.72	316.47	2,595.19	460.47	21.6%
150	30%	32,850	3,029.56	3,333.57	316.47	3,650.04	620.48	20.5%
150	40%	43,800	3,924.40	4,388.42	316.47	4,704.89	780.49	19.9%
150	50%	54,750	4,819.24	5,443.27	316.47	5,759.74	940.50	19.5%
150	75%	82,125	7,056.35	8,080.39	316.47	8,396.86	1,340.51	19.0%
General Service TOU Average Energy On-Peak: 31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-30 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	11.69	13.54	0.16	13.70	2.01	17.2%
40	12.84	14.76	0.21	14.97	2.13	16.6%
50	13.99	15.98	0.26	16.24	2.25	16.1%
60	15.13	17.20	0.31	17.51	2.38	15.7%
70	16.28	18.42	0.36	18.78	2.50	15.4%
80	17.43	19.65	0.42	20.07	2.64	15.1%
90	18.57	20.87	0.47	21.34	2.77	14.9%
100	19.72	22.09	0.52	22.61	2.89	14.7%
125	22.59	25.15	0.65	25.80	3.21	14.2%
150	25.46	28.20	0.78	28.98	3.52	13.8%
175	28.33	31.26	0.91	32.17	3.84	13.6%
200	31.19	34.31	1.04	35.35	4.16	13.3%
225	34.06	37.37	1.17	38.54	4.48	13.2%
250	36.93	40.42	1.30	41.72	4.79	13.0%
275	39.80	43.48	1.43	44.91	5.11	12.8%
300	42.67	46.53	1.56	48.09	5.42	12.7%
325	45.53	49.59	1.69	51.28	5.75	12.6%
350	48.40	52.64	1.82	54.46	6.06	12.5%
375	51.27	55.70	1.95	57.65	6.38	12.4%
400	54.14	58.75	2.08	60.83	6.69	12.4%
425	57.01	61.81	2.21	64.02	7.01	12.3%
450	59.87	64.86	2.34	67.20	7.33	12.2%
475	62.74	67.92	2.47	70.39	7.65	12.2%
500	65.61	70.97	2.60	73.57	7.96	12.1%
600	77.08	83.19	3.11	86.30	9.22	12.0%
700	88.55	95.41	3.63	99.04	10.49	11.8%
800	100.03	107.63	4.15	111.78	11.75	11.7%
900	111.50	119.85	4.67	124.52	13.02	11.7%
1,000	122.97	132.07	5.19	137.26	14.29	11.6%
1,500	180.33	193.17	7.79	200.96	20.63	11.4%
2,000	237.69	254.27	10.38	264.65	26.96	11.3%
2,500	295.05	315.37	12.98	328.35	33.30	11.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-30 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	12.08	13.97	0.16	14.13	2.05	17.0%
40	13.36	15.34	0.21	15.55	2.19	16.4%
50	14.64	16.71	0.26	16.97	2.33	15.9%
60	15.92	18.07	0.31	18.38	2.46	15.5%
70	17.20	19.44	0.36	19.80	2.60	15.1%
80	18.48	20.81	0.42	21.23	2.75	14.9%
90	19.75	22.17	0.47	22.64	2.89	14.6%
100	21.03	23.54	0.52	24.06	3.03	14.4%
125	24.23	26.96	0.65	27.61	3.38	13.9%
150	27.42	30.38	0.78	31.16	3.74	13.6%
175	30.62	33.79	0.91	34.70	4.08	13.3%
200	33.81	37.21	1.04	38.25	4.44	13.1%
225	37.01	40.63	1.17	41.80	4.79	12.9%
250	40.21	44.05	1.30	45.35	5.14	12.8%
275	43.40	47.46	1.43	48.89	5.49	12.6%
300	46.60	50.88	1.56	52.44	5.84	12.5%
325	49.79	54.30	1.69	55.99	6.20	12.5%
350	52.99	57.72	1.82	59.54	6.55	12.4%
375	56.18	61.13	1.95	63.08	6.90	12.3%
400	59.38	64.55	2.08	66.63	7.25	12.2%
425	62.57	67.97	2.21	70.18	7.61	12.2%
450	65.77	71.39	2.34	73.73	7.96	12.1%
475	68.96	74.80	2.47	77.27	8.31	12.1%
500	72.16	78.22	2.60	80.82	8.66	12.0%
600	84.94	91.89	3.11	95.00	10.06	11.8%
700	97.72	105.56	3.63	109.19	11.47	11.7%
800	110.51	119.23	4.15	123.38	12.87	11.6%
900	123.29	132.90	4.67	137.57	14.28	11.6%
1,000	136.07	146.57	5.19	151.76	15.69	11.5%
1,500	199.98	214.92	7.79	222.71	22.73	11.4%
2,000	263.89	283.27	10.38	293.65	29.76	11.3%
2,500	327.80	351.62	12.98	364.60	36.80	11.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
5	15%	548	71.66	77.31	2.84	80.15	8.49	11.8%
5	30%	1,095	125.97	136.79	5.68	142.47	16.50	13.1%
5	45%	1,643	180.38	196.37	8.53	204.90	24.52	13.6%
5	60%	2,190	234.70	255.85	11.37	267.22	32.52	13.9%
5	75%	2,738	289.11	315.43	14.21	329.64	40.53	14.0%

10	15%	1,095	125.97	136.79	21.10	157.89	31.92	25.3%
10	30%	2,190	234.70	255.85	21.10	276.95	42.25	18.0%
10	45%	3,285	343.42	374.91	21.10	396.01	52.59	15.3%
10	60%	4,380	452.14	493.97	21.10	515.07	62.93	13.9%
10	75%	5,475	536.24	586.20	21.10	607.30	71.06	13.3%

15	15%	1,643	180.38	196.37	31.65	228.02	47.64	26.4%
15	30%	3,285	343.42	374.91	31.65	406.56	63.14	18.4%
15	45%	4,928	506.55	553.55	31.65	585.20	78.65	15.5%
15	60%	6,570	588.20	643.43	31.65	675.08	86.88	14.8%
15	75%	8,213	666.16	729.29	31.65	760.94	94.78	14.2%

20	15%	2,190	234.70	255.85	42.20	298.05	63.35	27.0%
20	30%	4,380	452.14	493.97	42.20	536.17	84.03	18.6%
20	45%	6,570	588.20	643.43	42.20	685.63	97.43	16.6%
20	60%	8,760	692.11	757.88	42.20	800.08	107.97	15.6%
20	75%	10,950	796.03	872.33	42.20	914.53	118.50	14.9%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
5	15%	548	79.93	88.60	2.84	91.44	11.51	14.4%
5	30%	1,095	142.50	159.35	5.68	165.03	22.53	15.8%
5	45%	1,643	205.18	230.22	8.53	238.75	33.57	16.4%
5	60%	2,190	267.74	300.96	11.37	312.33	44.59	16.7%
5	75%	2,738	330.42	371.84	14.21	386.05	55.63	16.8%

10	15%	1,095	142.50	159.35	21.10	180.45	37.95	26.6%
10	30%	2,190	267.74	300.96	21.10	322.06	54.32	20.3%
10	45%	3,285	392.99	442.58	21.10	463.68	70.69	18.0%
10	60%	4,380	518.23	584.20	21.10	605.30	87.07	16.8%
10	75%	5,475	618.86	698.99	21.10	720.09	101.23	16.4%

15	15%	1,643	205.18	230.22	31.65	261.87	56.69	27.6%
15	30%	3,285	392.99	442.58	31.65	474.23	81.24	20.7%
15	45%	4,928	580.91	655.07	31.65	686.72	105.81	18.2%
15	60%	6,570	687.34	778.79	31.65	810.44	123.10	17.9%
15	75%	8,213	790.09	898.51	31.65	930.16	140.07	17.7%

20	15%	2,190	267.74	300.96	42.20	343.16	75.42	28.2%
20	30%	4,380	518.23	584.20	42.20	626.40	108.17	20.9%
20	45%	6,570	687.34	778.79	42.20	820.99	133.65	19.4%
20	60%	8,760	824.30	938.37	42.20	980.57	156.27	19.0%
20	75%	10,950	961.26	1,097.96	42.20	1,140.16	178.90	18.6%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
21	15%	2,300	370.37	374.17	11.94	386.11	15.74	4.2%
21	30%	4,599	530.29	557.98	23.87	581.85	51.56	9.7%
21	45%	6,899	618.33	658.79	35.81	694.60	76.27	12.3%
21	60%	9,198	706.34	759.55	47.74	807.29	100.95	14.3%
21	75%	11,498	794.38	860.36	59.67	920.03	125.65	15.8%

40	15%	4,380	689.78	683.63	84.39	768.02	78.24	11.3%
40	30%	8,760	994.46	1,033.83	84.39	1,118.22	123.76	12.4%
40	45%	13,140	1,162.13	1,225.81	84.39	1,310.20	148.07	12.7%
40	60%	17,520	1,329.80	1,417.78	84.39	1,502.17	172.37	13.0%
40	75%	21,900	1,497.46	1,609.76	84.39	1,694.15	196.69	13.1%

60	15%	6,570	1,026.04	1,009.42	126.59	1,136.01	109.97	10.7%
60	30%	13,140	1,483.07	1,534.73	126.59	1,661.32	178.25	12.0%
60	45%	19,710	1,734.57	1,822.69	126.59	1,949.28	214.71	12.4%
60	60%	26,280	1,986.07	2,110.65	126.59	2,237.24	251.17	12.6%
60	75%	32,850	2,237.57	2,398.62	126.59	2,525.21	287.64	12.9%

80	15%	8,760	1,362.31	1,335.21	168.78	1,503.99	141.68	10.4%
80	30%	17,520	1,971.68	2,035.62	168.78	2,204.40	232.72	11.8%
80	45%	26,280	2,307.01	2,419.57	168.78	2,588.35	281.34	12.2%
80	60%	35,040	2,642.34	2,803.52	168.78	2,972.30	329.96	12.5%
80	75%	43,800	2,977.67	3,187.47	168.78	3,356.25	378.58	12.7%

90	15%	9,855	1,530.44	1,498.11	189.88	1,687.99	157.55	10.3%
90	30%	19,710	2,215.98	2,286.07	189.88	2,475.95	259.97	11.7%
90	45%	29,565	2,593.23	2,718.01	189.88	2,907.89	314.66	12.1%
90	60%	39,420	2,970.48	3,149.96	189.88	3,339.84	369.36	12.4%
90	75%	49,275	3,347.73	3,581.90	189.88	3,771.78	424.05	12.7%

100	15%	10,950	1,698.57	1,661.00	210.98	1,871.98	173.41	10.2%
100	30%	21,900	2,460.28	2,536.52	210.98	2,747.50	287.22	11.7%
100	45%	32,850	2,879.45	3,016.46	210.98	3,227.44	347.99	12.1%
100	60%	43,800	3,298.61	3,496.39	210.98	3,707.37	408.76	12.4%
100	75%	54,750	3,717.78	3,976.33	210.98	4,187.31	469.53	12.6%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
21	15%	2,300	404.91	414.07	11.94	426.01	21.10	5.2%
21	30%	4,599	599.36	637.77	23.87	661.64	62.28	10.4%
21	45%	6,899	721.95	778.49	35.81	814.30	92.35	12.8%
21	60%	9,198	844.49	919.14	47.74	966.88	122.39	14.5%
21	75%	11,498	967.08	1,059.85	59.67	1,119.52	152.44	15.8%

40	15%	4,380	755.57	759.62	84.39	844.01	88.44	11.7%
40	30%	8,760	1,126.04	1,185.82	84.39	1,270.21	144.17	12.8%
40	45%	13,140	1,359.49	1,453.79	84.39	1,538.18	178.69	13.1%
40	60%	17,520	1,592.95	1,721.75	84.39	1,806.14	213.19	13.4%
40	75%	21,900	1,826.40	1,989.72	84.39	2,074.11	247.71	13.6%

60	15%	6,570	1,124.73	1,123.41	126.59	1,250.00	125.27	11.1%
60	30%	13,140	1,680.43	1,762.71	126.59	1,889.30	208.87	12.4%
60	45%	19,710	2,030.61	2,164.66	126.59	2,291.25	260.64	12.8%
60	60%	26,280	2,380.79	2,566.61	126.59	2,693.20	312.41	13.1%
60	75%	32,850	2,730.98	2,968.56	126.59	3,095.15	364.17	13.3%

80	15%	8,760	1,493.88	1,487.20	168.78	1,655.98	162.10	10.9%
80	30%	17,520	2,234.83	2,339.59	168.78	2,508.37	273.54	12.2%
80	45%	26,280	2,701.73	2,875.53	168.78	3,044.31	342.58	12.7%
80	60%	35,040	3,168.64	3,411.47	168.78	3,580.25	411.61	13.0%
80	75%	43,800	3,635.55	3,947.40	168.78	4,116.18	480.63	13.2%

90	15%	9,855	1,678.46	1,669.09	189.88	1,858.97	180.51	10.8%
90	30%	19,710	2,512.02	2,628.04	189.88	2,817.92	305.90	12.2%
90	45%	29,565	3,037.29	3,230.97	189.88	3,420.85	383.56	12.6%
90	60%	39,420	3,562.57	3,833.90	189.88	4,023.78	461.21	12.9%
90	75%	49,275	4,087.84	4,436.82	189.88	4,626.70	538.86	13.2%

100	15%	10,950	1,863.04	1,850.99	210.98	2,061.97	198.93	10.7%
100	30%	21,900	2,789.22	2,916.48	210.98	3,127.46	338.24	12.1%
100	45%	32,850	3,372.86	3,586.40	210.98	3,797.38	424.52	12.6%
100	60%	43,800	3,956.49	4,256.32	210.98	4,467.30	510.81	12.9%
100	75%	54,750	4,540.13	4,926.25	210.98	5,137.23	597.10	13.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
101	15%	11,060	1,728.23	1,571.65	57.40	1,629.05	(99.18)	- 5.7%
101	30%	22,119	2,497.51	2,445.80	114.80	2,560.60	63.09	2.5%
101	45%	33,179	2,920.89	2,934.65	172.20	3,106.85	185.96	6.4%
101	60%	44,238	3,344.23	3,423.46	229.60	3,653.06	308.83	9.2%
101	75%	55,298	3,767.61	3,912.31	287.00	4,199.31	431.70	11.5%

150	15%	16,425	2,357.61	2,294.72	316.47	2,611.19	253.58	10.8%
150	30%	32,850	3,500.17	3,593.03	316.47	3,909.50	409.33	11.7%
150	45%	49,275	4,128.92	4,319.02	316.47	4,635.49	506.57	12.3%
150	60%	65,700	4,757.67	5,045.00	316.47	5,361.47	603.80	12.7%
150	75%	82,125	5,386.42	5,770.99	316.47	6,087.46	701.04	13.0%

200	15%	21,900	2,999.87	3,032.59	421.96	3,454.55	454.68	15.2%
200	30%	43,800	4,523.28	4,763.67	421.96	5,185.63	662.35	14.6%
200	45%	65,700	5,361.62	5,731.65	421.96	6,153.61	791.99	14.8%
200	60%	87,600	6,199.95	6,699.63	421.96	7,121.59	921.64	14.9%
200	75%	109,500	7,038.28	7,667.61	421.96	8,089.57	1,051.29	14.9%

300	15%	32,850	4,284.39	4,508.34	632.94	5,141.28	856.89	20.0%
300	30%	65,700	6,569.52	7,104.95	632.94	7,737.89	1,168.37	17.8%
300	45%	98,550	7,827.01	8,556.92	632.94	9,189.86	1,362.85	17.4%
300	60%	131,400	9,084.51	10,008.89	632.94	10,641.83	1,557.32	17.1%
300	75%	164,250	10,342.01	11,460.86	632.94	12,093.80	1,751.79	16.9%

350	15%	38,325	4,926.65	5,246.21	738.43	5,984.64	1,057.99	21.5%
350	30%	76,650	7,592.63	8,275.59	738.43	9,014.02	1,421.39	18.7%
350	45%	114,975	9,059.71	9,969.56	738.43	10,707.99	1,648.28	18.2%
350	60%	153,300	10,526.79	11,663.52	738.43	12,401.95	1,875.16	17.8%
350	75%	191,625	11,993.88	13,357.49	738.43	14,095.92	2,102.04	17.5%

400	15%	43,800	5,568.91	5,984.08	843.92	6,828.00	1,259.09	22.6%
400	30%	87,600	8,615.75	9,446.23	843.92	10,290.15	1,674.40	19.4%
400	45%	131,400	10,292.41	11,382.19	843.92	12,226.11	1,933.70	18.8%
400	60%	175,200	11,969.08	13,318.15	843.92	14,162.07	2,192.99	18.3%
400	75%	219,000	13,645.74	15,254.11	843.92	16,098.03	2,452.29	18.0%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
101	15%	11,060	1,894.35	1,756.80	57.40	1,814.20	(80.15)	- 4.2%
101	30%	22,119	2,829.74	2,816.06	114.80	2,930.86	101.12	3.6%
101	45%	33,179	3,419.24	3,489.94	172.20	3,662.14	242.90	7.1%
101	60%	44,238	4,008.68	4,163.77	229.60	4,393.37	384.69	9.6%
101	75%	55,298	4,598.18	4,837.65	287.00	5,124.65	526.47	11.4%

150	15%	16,425	2,604.31	2,569.68	316.47	2,886.15	281.84	10.8%
150	30%	32,850	3,993.58	4,142.91	316.47	4,459.38	465.80	11.7%
150	45%	49,275	4,869.03	5,143.69	316.47	5,460.16	591.13	12.1%
150	60%	65,700	5,744.48	6,144.46	316.47	6,460.93	716.45	12.5%
150	75%	82,125	6,619.93	7,145.24	316.47	7,461.71	841.78	12.7%

200	15%	21,900	3,328.81	3,399.20	421.96	3,821.16	492.35	14.8%
200	30%	43,800	5,181.16	5,496.84	421.96	5,918.80	737.64	14.2%
200	45%	65,700	6,348.43	6,831.21	421.96	7,253.17	904.74	14.3%
200	60%	87,600	7,515.70	8,165.58	421.96	8,587.54	1,071.84	14.3%
200	75%	109,500	8,682.97	9,499.95	421.96	9,921.91	1,238.94	14.3%

300	15%	32,850	4,777.80	5,058.25	632.94	5,691.19	913.39	19.1%
300	30%	65,700	7,556.33	8,204.71	632.94	8,837.65	1,281.32	17.0%
300	45%	98,550	9,307.24	10,206.26	632.94	10,839.20	1,531.96	16.5%
300	60%	131,400	11,058.14	12,207.81	632.94	12,840.75	1,782.61	16.1%
300	75%	164,250	12,809.05	14,209.36	632.94	14,842.30	2,033.25	15.9%

350	15%	38,325	5,502.29	5,887.77	738.43	6,626.20	1,123.91	20.4%
350	30%	76,650	8,743.92	9,558.64	738.43	10,297.07	1,553.15	17.8%
350	45%	114,975	10,786.64	11,893.79	738.43	12,632.22	1,845.58	17.1%
350	60%	153,300	12,829.36	14,228.93	738.43	14,967.36	2,138.00	16.7%
350	75%	191,625	14,872.08	16,564.07	738.43	17,302.50	2,430.42	16.3%

400	15%	43,800	6,226.79	6,717.29	843.92	7,561.21	1,334.42	21.4%
400	30%	87,600	9,931.50	10,912.58	843.92	11,756.50	1,825.00	18.4%
400	45%	131,400	12,266.04	13,581.31	843.92	14,425.23	2,159.19	17.6%
400	60%	175,200	14,600.58	16,250.05	843.92	17,093.97	2,493.39	17.1%
400	75%	219,000	16,935.12	18,918.78	843.92	19,762.70	2,827.58	16.7%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
401	15%	43,910	5,581.80	5,878.35	227.89	6,106.24	524.44	9.4%
401	30%	87,819	8,636.21	9,129.06	455.78	9,584.84	948.63	11.0%
401	45%	131,729	10,317.09	10,947.81	683.67	11,631.48	1,314.39	12.7%
401	60%	175,638	11,997.92	12,766.52	911.56	13,678.08	1,680.16	14.0%
401	75%	219,548	13,678.80	14,585.28	1,139.45	15,724.73	2,045.93	15.0%

600	15%	65,700	8,137.96	8,754.33	1,265.88	10,020.21	1,882.25	23.1%
600	30%	131,400	12,708.21	13,618.30	1,265.88	14,884.18	2,175.97	17.1%
600	45%	197,100	15,223.21	16,339.59	1,265.88	17,605.47	2,382.26	15.6%
600	60%	262,800	17,738.20	19,060.89	1,265.88	20,326.77	2,588.57	14.6%
600	75%	328,500	20,253.20	21,782.18	1,265.88	23,048.06	2,794.86	13.8%

800	15%	87,600	10,707.01	11,644.80	1,687.84	13,332.64	2,625.63	24.5%
800	30%	175,200	16,800.68	18,130.09	1,687.84	19,817.93	3,017.25	18.0%
800	45%	262,800	20,154.00	21,758.49	1,687.84	23,446.33	3,292.33	16.3%
800	60%	350,400	23,507.33	25,386.88	1,687.84	27,074.72	3,567.39	15.2%
800	75%	438,000	26,860.66	29,015.27	1,687.84	30,703.11	3,842.45	14.3%

1,000	15%	109,500	13,276.06	14,535.27	2,109.80	16,645.07	3,369.01	25.4%
1,000	30%	219,000	20,893.14	22,641.89	2,109.80	24,751.69	3,858.55	18.5%
1,000	45%	328,500	25,084.80	27,177.38	2,109.80	29,287.18	4,202.38	16.8%
1,000	60%	438,000	29,276.46	31,712.87	2,109.80	33,822.67	4,546.21	15.5%
1,000	75%	547,500	33,468.12	36,248.36	2,109.80	38,358.16	4,890.04	14.6%

1,500	15%	164,250	19,698.67	21,761.45	3,164.70	24,926.15	5,227.48	26.5%
1,500	30%	328,500	31,124.30	33,921.38	3,164.70	37,086.08	5,961.78	19.2%
1,500	45%	492,750	37,411.79	40,724.62	3,164.70	43,889.32	6,477.53	17.3%
1,500	60%	657,000	43,699.28	47,527.85	3,164.70	50,692.55	6,993.27	16.0%
1,500	75%	821,250	49,986.77	54,331.09	3,164.70	57,495.79	7,509.02	15.0%

3,000	15%	328,500	38,966.53	43,439.99	6,329.40	49,769.39	10,802.86	27.7%
3,000	30%	657,000	61,817.78	67,759.85	6,329.40	74,089.25	12,271.47	19.9%
3,000	45%	985,500	74,392.76	81,366.32	6,329.40	87,695.72	13,302.96	17.9%
3,000	60%	1,314,000	86,967.74	94,972.79	6,329.40	101,302.19	14,334.45	16.5%
3,000	75%	1,642,500	99,542.72	108,579.26	6,329.40	114,908.66	15,365.94	15.4%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
401	15%	43,910	6,241.33	6,565.54	227.89	6,793.43	552.10	8.8%
401	30%	87,819	9,955.25	10,503.50	455.78	10,959.28	1,004.03	10.1%
401	45%	131,729	12,295.65	13,009.89	683.67	13,693.56	1,397.91	11.4%
401	60%	175,638	14,636.00	15,516.21	911.56	16,427.77	1,791.77	12.2%
401	75%	219,548	16,976.41	18,022.60	1,139.45	19,162.05	2,185.64	12.9%

600	15%	65,700	9,124.78	9,782.53	1,265.88	11,048.41	1,923.63	21.1%
600	30%	131,400	14,681.84	15,674.82	1,265.88	16,940.70	2,258.86	15.4%
600	45%	197,100	18,183.65	19,424.98	1,265.88	20,690.86	2,507.21	13.8%
600	60%	262,800	21,685.46	23,175.13	1,265.88	24,441.01	2,755.55	12.7%
600	75%	328,500	25,187.27	26,925.29	1,265.88	28,191.17	3,003.90	11.9%

800	15%	87,600	12,022.76	13,015.74	1,687.84	14,703.58	2,680.82	22.3%
800	30%	175,200	19,432.18	20,872.13	1,687.84	22,559.97	3,127.79	16.1%
800	45%	262,800	24,101.26	25,872.33	1,687.84	27,560.17	3,458.91	14.4%
800	60%	350,400	28,770.34	30,872.54	1,687.84	32,560.38	3,790.04	13.2%
800	75%	438,000	33,439.42	35,872.75	1,687.84	37,560.59	4,121.17	12.3%

1,000	15%	109,500	14,920.75	16,248.95	2,109.80	18,358.75	3,438.00	23.0%
1,000	30%	219,000	24,182.52	26,069.43	2,109.80	28,179.23	3,996.71	16.5%
1,000	45%	328,500	30,018.87	32,319.69	2,109.80	34,429.49	4,410.62	14.7%
1,000	60%	438,000	35,855.22	38,569.95	2,109.80	40,679.75	4,824.53	13.5%
1,000	75%	547,500	41,691.57	44,820.21	2,109.80	46,930.01	5,238.44	12.6%

1,500	15%	164,250	22,165.71	24,331.96	3,164.70	27,496.66	5,330.95	24.1%
1,500	30%	328,500	36,058.37	39,062.69	3,164.70	42,227.39	6,169.02	17.1%
1,500	45%	492,750	44,812.90	48,438.08	3,164.70	51,602.78	6,789.88	15.2%
1,500	60%	657,000	53,567.42	57,813.47	3,164.70	60,978.17	7,410.75	13.8%
1,500	75%	821,250	62,321.95	67,188.86	3,164.70	70,353.56	8,031.61	12.9%

3,000	15%	328,500	43,900.60	48,581.02	6,329.40	54,910.42	11,009.82	25.1%
3,000	30%	657,000	71,685.92	78,042.47	6,329.40	84,371.87	12,685.95	17.7%
3,000	45%	985,500	89,194.97	96,793.25	6,329.40	103,122.65	13,927.68	15.6%
3,000	60%	1,314,000	106,704.02	115,544.03	6,329.40	121,873.43	15,169.41	14.2%
3,000	75%	1,642,500	124,213.07	134,294.81	6,329.40	140,624.21	16,411.14	13.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Winter (November-April)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
5	7.5	15%	821	102.62	106.36	4.26	110.62	8.00	7.8%
5	7.5	30%	1,643	187.11	194.10	8.53	202.63	15.52	8.3%
5	7.5	45%	2,464	271.49	281.74	12.79	294.53	23.04	8.5%
5	7.5	60%	3,285	355.88	369.38	17.05	386.43	30.55	8.6%
5	7.5	75%	4,106	440.26	457.01	21.31	478.32	38.06	8.6%

10	12	15%	1,314	153.29	158.98	21.10	180.08	26.79	17.5%
10	12	30%	2,628	288.35	299.24	21.10	320.34	31.99	11.1%
10	12	45%	3,942	423.40	439.51	21.10	460.61	37.21	8.8%
10	12	60%	5,256	558.46	579.77	21.10	600.87	42.41	7.6%
10	12	75%	6,570	693.51	720.03	21.10	741.13	47.62	6.9%

15	20	15%	2,190	243.33	252.49	31.65	284.14	40.81	16.8%
15	20	30%	4,380	468.42	486.26	31.65	517.91	49.49	10.6%
15	20	45%	6,570	693.51	720.03	31.65	751.68	58.17	8.4%
15	20	60%	8,760	852.20	881.90	31.65	913.55	61.35	7.2%
15	20	75%	10,950	981.22	1,011.63	31.65	1,043.28	62.06	6.3%

20	25	15%	2,738	299.66	310.99	42.20	353.19	53.53	17.9%
20	25	30%	5,475	580.97	603.15	42.20	645.35	64.38	11.1%
20	25	45%	8,213	819.98	849.49	42.20	891.69	71.71	8.7%
20	25	60%	10,950	981.22	1,011.63	42.20	1,053.83	72.61	7.4%
20	25	75%	13,688	1,142.52	1,173.82	42.20	1,216.02	73.50	6.4%
General Service TOU Average Energy On-Peak:       31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Summer (May-October)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
5	7.5	15%	821	114.80	119.75	4.26	124.01	9.21	8.0%
5	7.5	30%	1,643	211.47	220.90	8.53	229.43	17.96	8.5%
5	7.5	45%	2,464	308.03	321.94	12.79	334.73	26.70	8.7%
5	7.5	60%	3,285	404.58	422.97	17.05	440.02	35.44	8.8%
5	7.5	75%	4,106	501.14	524.00	21.31	545.31	44.17	8.8%

10	12	15%	1,314	172.78	180.42	21.10	201.52	28.74	16.6%
10	12	30%	2,628	327.31	342.12	21.10	363.22	35.91	11.0%
10	12	45%	3,942	481.85	503.82	21.10	524.92	43.07	8.9%
10	12	60%	5,256	636.39	665.51	21.10	686.61	50.22	7.9%
10	12	75%	6,570	790.93	827.21	21.10	848.31	57.38	7.3%

15	20	15%	2,190	275.80	288.22	31.65	319.87	44.07	16.0%
15	20	30%	4,380	533.36	557.72	31.65	589.37	56.01	10.5%
15	20	45%	6,570	790.93	827.21	31.65	858.86	67.93	8.6%
15	20	60%	8,760	977.91	1,020.20	31.65	1,051.85	73.94	7.6%
15	20	75%	10,950	1,133.35	1,178.99	31.65	1,210.64	77.29	6.8%

20	25	15%	2,738	340.25	355.65	42.20	397.85	57.60	16.9%
20	25	30%	5,475	662.14	692.46	42.20	734.66	72.52	11.0%
20	25	45%	8,213	939.08	980.54	42.20	1,022.74	83.66	8.9%
20	25	60%	10,950	1,133.35	1,178.99	42.20	1,221.19	87.84	7.8%
20	25	75%	13,688	1,327.69	1,377.52	42.20	1,419.72	92.03	6.9%

General Service TOU Average Energy On-Peak:					31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Winter (November-April)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
21	30	15%	3,285	544.74	544.74	17.05	561.79	17.05	3.1%
21	30	30%	6,570	692.47	692.47	34.10	726.57	34.10	4.9%
21	30	45%	9,855	840.19	840.19	51.15	891.34	51.15	6.1%
21	30	60%	13,140	987.91	987.91	68.20	1,056.11	68.20	6.9%
21	30	75%	16,425	1,135.64	1,135.64	85.25	1,220.89	85.25	7.5%

40	50	15%	5,475	938.59	938.59	84.39	1,022.98	84.39	9.0%
40	50	30%	10,950	1,184.79	1,184.79	84.39	1,269.18	84.39	7.1%
40	50	45%	16,425	1,431.00	1,431.00	84.39	1,515.39	84.39	5.9%
40	50	60%	21,900	1,677.20	1,677.20	84.39	1,761.59	84.39	5.0%
40	50	75%	27,375	1,923.41	1,923.41	84.39	2,007.80	84.39	4.4%

60	70	15%	7,665	1,342.97	1,342.97	126.59	1,469.56	126.59	9.4%
60	70	30%	15,330	1,687.65	1,687.65	126.59	1,814.24	126.59	7.5%
60	70	45%	22,995	2,032.34	2,032.34	126.59	2,158.93	126.59	6.2%
60	70	60%	30,660	2,377.03	2,377.03	126.59	2,503.62	126.59	5.3%
60	70	75%	38,325	2,721.72	2,721.72	126.59	2,848.31	126.59	4.7%

80	100	15%	10,950	1,844.14	1,844.14	168.78	2,012.92	168.78	9.2%
80	100	30%	21,900	2,336.55	2,336.55	168.78	2,505.33	168.78	7.2%
80	100	45%	32,850	2,828.96	2,828.96	168.78	2,997.74	168.78	6.0%
80	100	60%	43,800	3,321.37	3,321.37	168.78	3,490.15	168.78	5.1%
80	100	75%	54,750	3,813.78	3,813.78	168.78	3,982.56	168.78	4.4%

90	110	15%	12,045	2,025.26	2,025.26	189.88	2,215.14	189.88	9.4%
90	110	30%	24,090	2,566.91	2,566.91	189.88	2,756.79	189.88	7.4%
90	110	45%	36,135	3,108.56	3,108.56	189.88	3,298.44	189.88	6.1%
90	110	60%	48,180	3,650.22	3,650.22	189.88	3,840.10	189.88	5.2%
90	110	75%	60,225	4,191.87	4,191.87	189.88	4,381.75	189.88	4.5%

100	120	15%	13,140	2,206.38	2,206.38	210.98	2,417.36	210.98	9.6%
100	120	30%	26,280	2,797.28	2,797.28	210.98	3,008.26	210.98	7.5%
100	120	45%	39,420	3,388.17	3,388.17	210.98	3,599.15	210.98	6.2%
100	120	60%	52,560	3,979.06	3,979.06	210.98	4,190.04	210.98	5.3%
100	120	75%	65,700	4,569.95	4,569.95	210.98	4,780.93	210.98	4.6%

E-32TOU On-Peak Split:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Summer (May-October)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
21	30	15%	3,285	599.26	600.50	17.05	617.55	18.29	3.1%
21	30	30%	6,570	777.24	803.98	34.10	838.08	60.84	7.8%
21	30	45%	9,855	955.21	1,007.46	51.15	1,058.61	103.40	10.8%
21	30	60%	13,140	1,133.18	1,210.94	68.20	1,279.14	145.96	12.9%
21	30	75%	16,425	1,311.16	1,414.42	85.25	1,499.67	188.51	14.4%

40	50	15%	5,475	1,048.61	1,031.51	84.39	1,115.90	67.29	6.4%
40	50	30%	10,950	1,345.23	1,370.65	84.39	1,455.04	109.81	8.2%
40	50	45%	16,425	1,641.86	1,709.78	84.39	1,794.17	152.31	9.3%
40	50	60%	21,900	1,938.48	2,048.91	84.39	2,133.30	194.82	10.1%
40	50	75%	27,375	2,235.10	2,388.04	84.39	2,472.43	237.33	10.6%

60	70	15%	7,665	1,510.36	1,473.07	126.59	1,599.66	89.30	5.9%
60	70	30%	15,330	1,925.63	1,947.85	126.59	2,074.44	148.81	7.7%
60	70	45%	22,995	2,340.90	2,422.64	126.59	2,549.23	208.33	8.9%
60	70	60%	30,660	2,756.18	2,897.42	126.59	3,024.01	267.83	9.7%
60	70	75%	38,325	3,171.45	3,372.21	126.59	3,498.80	327.35	10.3%

80	100	15%	10,950	2,078.98	2,030.00	168.78	2,198.78	119.80	5.8%
80	100	30%	21,900	2,672.23	2,708.26	168.78	2,877.04	204.81	7.7%
80	100	45%	32,850	3,265.47	3,386.53	168.78	3,555.31	289.84	8.9%
80	100	60%	43,800	3,858.72	4,064.79	168.78	4,233.57	374.85	9.7%
80	100	75%	54,750	4,451.96	4,743.06	168.78	4,911.84	459.88	10.3%

90	110	15%	12,045	2,288.79	2,229.70	189.88	2,419.58	130.79	5.7%
90	110	30%	24,090	2,941.36	2,975.80	189.88	3,165.68	224.32	7.6%
90	110	45%	36,135	3,593.93	3,721.89	189.88	3,911.77	317.84	8.8%
90	110	60%	48,180	4,246.50	4,467.98	189.88	4,657.86	411.36	9.7%
90	110	75%	60,225	4,899.07	5,214.07	189.88	5,403.95	504.88	10.3%

100	120	15%	13,140	2,498.59	2,429.41	210.98	2,640.39	141.80	5.7%
100	120	30%	26,280	3,210.49	3,243.33	210.98	3,454.31	243.82	7.6%
100	120	45%	39,420	3,922.38	4,057.25	210.98	4,268.23	345.85	8.8%
100	120	60%	52,560	4,634.27	4,871.17	210.98	5,082.15	447.88	9.7%
100	120	75%	65,700	5,346.17	5,685.09	210.98	5,896.07	549.90	10.3%
General Service TOU Average Energy On-Peak:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Winter (November-April)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
101	120	15%	13,140	2,313.07	2,249.91	68.20	2,318.11	5.04	0.2%
101	120	30%	26,280	2,831.01	2,822.42	136.39	2,958.81	127.80	4.5%
101	120	45%	39,420	3,348.96	3,394.94	204.59	3,599.53	250.57	7.5%
101	120	60%	52,560	3,866.91	3,967.45	272.79	4,240.24	373.33	9.7%
101	120	75%	65,700	4,384.86	4,539.96	340.98	4,880.94	496.08	11.3%

150	170	15%	18,615	3,073.86	2,964.62	316.47	3,281.09	207.23	6.7%
150	170	30%	37,230	3,807.62	3,775.68	316.47	4,092.15	284.53	7.5%
150	170	45%	55,845	4,541.38	4,586.74	316.47	4,903.21	361.83	8.0%
150	170	60%	74,460	5,275.13	5,397.80	316.47	5,714.27	439.14	8.3%
150	170	75%	93,075	6,008.89	6,208.86	316.47	6,525.33	516.44	8.6%

200	220	15%	24,090	3,843.07	3,686.32	421.96	4,108.28	265.21	6.9%
200	220	30%	48,180	4,792.64	4,735.92	421.96	5,157.88	365.24	7.6%
200	220	45%	72,270	5,742.21	5,785.53	421.96	6,207.49	465.28	8.1%
200	220	60%	96,360	6,691.78	6,835.13	421.96	7,257.09	565.31	8.4%
200	220	75%	120,450	7,641.35	7,884.74	421.96	8,306.70	665.35	8.7%

300	320	15%	35,040	5,381.49	5,129.71	632.94	5,762.65	381.16	7.1%
300	320	30%	70,080	6,762.69	6,656.41	632.94	7,289.35	526.66	7.8%
300	320	45%	105,120	8,143.88	8,183.11	632.94	8,816.05	672.17	8.3%
300	320	60%	140,160	9,525.07	9,709.81	632.94	10,342.75	817.68	8.6%
300	320	75%	175,200	10,906.26	11,236.51	632.94	11,869.45	963.19	8.8%

350	370	15%	40,515	6,150.70	5,851.41	738.43	6,589.84	439.14	7.1%
350	370	30%	81,030	7,747.71	7,616.65	738.43	8,355.08	607.37	7.8%
350	370	45%	121,545	9,344.71	9,381.90	738.43	10,120.33	775.62	8.3%
350	370	60%	162,060	10,941.72	11,147.15	738.43	11,885.58	943.86	8.6%
350	370	75%	202,575	12,538.72	12,912.39	738.43	13,650.82	1,112.10	8.9%

400	420	15%	45,990	6,919.92	6,573.10	843.92	7,417.02	497.10	7.2%
400	420	30%	91,980	8,732.73	8,576.90	843.92	9,420.82	688.09	7.9%
400	420	45%	137,970	10,545.55	10,580.69	843.92	11,424.61	879.06	8.3%
400	420	60%	183,960	12,358.36	12,584.48	843.92	13,428.40	1,070.04	8.7%
400	420	75%	229,950	14,171.18	14,588.28	843.92	15,432.20	1,261.02	8.9%
E32TOU On-Peak Split:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Summer (May-October)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
101	120	15%	13,140	2,507.01	2,465.67	68.20	2,533.87	26.86	1.1%
101	120	30%	26,280	3,218.91	3,253.94	136.39	3,390.33	171.42	5.3%
101	120	45%	39,420	3,930.80	4,042.21	204.59	4,246.80	316.00	8.0%
101	120	60%	52,560	4,642.69	4,830.48	272.79	5,103.27	460.58	9.9%
101	120	75%	65,700	5,354.59	5,618.76	340.98	5,959.74	605.15	11.3%

150	170	15%	18,615	3,348.62	3,270.28	316.47	3,586.75	238.13	7.1%
150	170	30%	37,230	4,357.13	4,387.00	316.47	4,703.47	346.34	7.9%
150	170	45%	55,845	5,365.65	5,503.71	316.47	5,820.18	454.53	8.5%
150	170	60%	74,460	6,374.16	6,620.43	316.47	6,936.90	562.74	8.8%
150	170	75%	93,075	7,382.68	7,737.15	316.47	8,053.62	670.94	9.1%

200	220	15%	24,090	4,198.64	4,081.87	421.96	4,503.83	305.19	7.3%
200	220	30%	48,180	5,503.78	5,527.04	421.96	5,949.00	445.22	8.1%
200	220	45%	72,270	6,808.92	6,972.20	421.96	7,394.16	585.24	8.6%
200	220	60%	96,360	8,114.05	8,417.37	421.96	8,839.33	725.28	8.9%
200	220	75%	120,450	9,419.19	9,862.53	421.96	10,284.49	865.30	9.2%

300	320	15%	35,040	5,898.68	5,705.07	632.94	6,338.01	439.33	7.4%
300	320	30%	70,080	7,797.07	7,807.12	632.94	8,440.06	642.99	8.2%
300	320	45%	105,120	9,695.45	9,909.18	632.94	10,542.12	846.67	8.7%
300	320	60%	140,160	11,593.83	12,011.24	632.94	12,644.18	1,050.35	9.1%
300	320	75%	175,200	13,492.22	14,113.29	632.94	14,746.23	1,254.01	9.3%

350	370	15%	40,515	6,748.71	6,516.66	738.43	7,255.09	506.38	7.5%
350	370	30%	81,030	8,943.71	8,947.17	738.43	9,685.60	741.89	8.3%
350	370	45%	121,545	11,138.72	11,377.67	738.43	12,116.10	977.38	8.8%
350	370	60%	162,060	13,333.72	13,808.17	738.43	14,546.60	1,212.88	9.1%
350	370	75%	202,575	15,528.73	16,238.67	738.43	16,977.10	1,448.37	9.3%

400	420	15%	45,990	7,598.73	7,328.26	843.92	8,172.18	573.45	7.5%
400	420	30%	91,980	10,090.36	10,087.21	843.92	10,931.13	840.77	8.3%
400	420	45%	137,970	12,581.98	12,846.16	843.92	13,690.08	1,108.10	8.8%
400	420	60%	183,960	15,073.61	15,605.11	843.92	16,449.03	1,375.42	9.1%
400	420	75%	229,950	17,565.24	18,364.06	843.92	19,207.98	1,642.74	9.4%

On-Peak Usage:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Winter (November-April)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
401	441	15%	48,290	7,074.60	5,875.70	250.63	6,126.33	(948.27)	-13.4%
401	441	30%	96,579	8,978.04	8,193.79	501.25	8,695.04	(283.00)	-3.2%
401	441	45%	144,869	10,881.52	10,511.93	751.87	11,263.80	382.28	3.5%
401	441	60%	193,158	12,784.95	12,830.02	1,002.49	13,832.51	1,047.56	8.2%
401	441	75%	241,448	14,688.43	15,148.16	1,253.12	16,401.28	1,712.85	11.7%

600	640	15%	70,080	10,136.05	8,385.37	1,265.88	9,651.25	(484.80)	-4.8%
600	640	30%	140,160	12,898.43	11,749.52	1,265.88	13,015.40	116.97	0.9%
600	640	45%	210,240	15,660.82	15,113.68	1,265.88	16,379.56	718.74	4.6%
600	640	60%	280,320	18,423.20	18,477.83	1,265.88	19,743.71	1,320.51	7.2%
600	640	75%	350,400	21,185.59	21,841.99	1,265.88	23,107.87	1,922.28	9.1%

800	860	15%	94,170	13,352.18	11,056.33	1,687.84	12,744.17	(608.01)	-4.6%
800	860	30%	188,340	17,064.13	15,576.92	1,687.84	17,264.76	200.63	1.2%
800	860	45%	282,510	20,776.09	20,097.50	1,687.84	21,785.34	1,009.25	4.9%
800	860	60%	376,680	24,488.04	24,618.09	1,687.84	26,305.93	1,817.89	7.4%
800	860	75%	470,850	28,200.00	29,138.67	1,687.84	30,826.51	2,626.51	9.3%

1,000	1,200	15%	131,400	17,404.01	14,619.32	2,109.80	16,729.12	(674.89)	-3.9%
1,000	1,200	30%	262,800	22,583.49	20,927.11	2,109.80	23,036.91	453.42	2.0%
1,000	1,200	45%	394,200	27,762.96	27,234.90	2,109.80	29,344.70	1,581.74	5.7%
1,000	1,200	60%	525,600	32,942.43	33,542.70	2,109.80	35,652.50	2,710.07	8.2%
1,000	1,200	75%	657,000	38,121.90	39,850.49	2,109.80	41,960.29	3,838.39	10.1%

1,500	1,700	15%	186,150	25,096.13	20,925.07	3,164.70	24,089.77	(1,006.36)	-4.0%
1,500	1,700	30%	372,300	32,433.71	29,861.11	3,164.70	33,025.81	592.10	1.8%
1,500	1,700	45%	558,450	39,771.30	38,797.14	3,164.70	41,961.84	2,190.54	5.5%
1,500	1,700	60%	744,600	47,108.88	47,733.18	3,164.70	50,897.88	3,789.00	8.0%
1,500	1,700	75%	930,750	54,446.47	56,669.22	3,164.70	59,833.92	5,387.45	9.9%

3,000	3,200	15%	350,400	48,172.47	39,842.31	6,329.40	46,171.71	(2,000.76)	-4.2%
3,000	3,200	30%	700,800	61,984.39	56,663.08	6,329.40	62,992.48	1,008.09	1.6%
3,000	3,200	45%	1,051,200	75,796.32	73,483.86	6,329.40	79,813.26	4,016.94	5.3%
3,000	3,200	60%	1,401,600	89,608.25	90,304.64	6,329.40	96,634.04	7,025.79	7.8%
3,000	3,200	75%	1,752,000	103,420.18	107,125.41	6,329.40	113,454.81	10,034.63	9.7%

On-Peak Usage:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-32 TOU Summer (May-October)
Customer Bills at Varying Consumption Levels at 31% on-peak
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
401	441	15%	48,290	7,787.36	6,753.13	250.63	7,003.76	(783.60)	-10.1%
401	441	30%	96,579	10,403.55	9,948.63	501.25	10,449.88	46.33	0.4%
401	441	45%	144,869	13,019.78	13,144.20	751.87	13,896.07	876.29	6.7%
401	441	60%	193,158	15,635.96	16,339.70	1,002.49	17,342.19	1,706.23	10.9%
401	441	75%	241,448	18,252.20	19,535.27	1,253.12	20,788.39	2,536.19	13.9%

600	640	15%	70,080	11,170.43	9,658.72	1,265.88	10,924.60	(245.83)	-2.2%
600	640	30%	140,160	14,967.19	14,296.23	1,265.88	15,562.11	594.92	4.0%
600	640	45%	210,240	18,763.96	18,933.74	1,265.88	20,199.62	1,435.66	7.7%
600	640	60%	280,320	22,560.72	23,571.25	1,265.88	24,837.13	2,276.41	10.1%
600	640	75%	350,400	26,357.49	28,208.75	1,265.88	29,474.63	3,117.14	11.8%

800	860	15%	94,170	14,742.12	12,767.40	1,687.84	14,455.24	(286.88)	-1.9%
800	860	30%	188,340	19,844.03	18,999.06	1,687.84	20,686.90	842.87	4.2%
800	860	45%	282,510	24,945.93	25,230.71	1,687.84	26,918.55	1,972.62	7.9%
800	860	60%	376,680	30,047.84	31,462.36	1,687.84	33,150.20	3,102.36	10.3%
800	860	75%	470,850	35,149.74	37,694.01	1,687.84	39,381.85	4,232.11	12.0%

1,000	1,200	15%	131,400	19,343.48	17,006.86	2,109.80	19,116.66	(226.82)	-1.2%
1,000	1,200	30%	262,800	26,462.41	25,702.19	2,109.80	27,811.99	1,349.58	5.1%
1,000	1,200	45%	394,200	33,581.35	34,397.52	2,109.80	36,507.32	2,925.97	8.7%
1,000	1,200	60%	525,600	40,700.29	43,092.85	2,109.80	45,202.65	4,502.36	11.1%
1,000	1,200	75%	657,000	47,819.22	51,788.18	2,109.80	53,897.98	6,078.76	12.7%

1,500	1,700	15%	186,150	27,843.70	24,307.41	3,164.70	27,472.11	(371.59)	-1.3%
1,500	1,700	30%	372,300	37,928.86	36,625.80	3,164.70	39,790.50	1,861.64	4.9%
1,500	1,700	45%	558,450	48,014.02	48,944.18	3,164.70	52,108.88	4,094.86	8.5%
1,500	1,700	60%	744,600	58,099.18	61,262.56	3,164.70	64,427.26	6,328.08	10.9%
1,500	1,700	75%	930,750	68,184.34	73,580.95	3,164.70	76,745.65	8,561.31	12.6%

3,000	3,200	15%	350,400	53,344.37	46,209.07	6,329.40	52,538.47	(805.90)	-1.5%
3,000	3,200	30%	700,800	72,328.20	69,396.62	6,329.40	75,726.02	3,397.82	4.7%
3,000	3,200	45%	1,051,200	91,312.03	92,584.16	6,329.40	98,913.56	7,601.53	8.3%
3,000	3,200	60%	1,401,600	110,295.86	115,771.71	6,329.40	122,101.11	11,805.25	10.7%
3,000	3,200	75%	1,752,000	129,279.70	138,959.25	6,329.40	145,288.65	16,008.95	12.4%

On-Peak Usage:				31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3,000	20%	438,000	62,196.72	65,448.24	6,269.40	71,717.64	9,520.92	15.3%
3,000	30%	657,000	70,332.57	74,738.22	6,269.40	81,007.62	10,675.05	15.2%
3,000	40%	876,000	78,468.42	84,028.20	6,269.40	90,297.60	11,829.18	15.1%
3,000	50%	1,095,000	86,604.27	93,318.18	6,269.40	99,587.58	12,983.31	15.0%
3,000	75%	1,642,500	106,943.90	116,543.13	6,269.40	122,812.53	15,868.63	14.8%

3,500	20%	511,000	72,557.17	76,347.40	7,314.30	83,661.70	11,104.53	15.3%
3,500	30%	766,500	82,049.00	87,185.71	7,314.30	94,500.01	12,451.01	15.2%
3,500	40%	1,022,000	91,540.82	98,024.02	7,314.30	105,338.32	13,797.50	15.1%
3,500	50%	1,277,500	101,032.65	108,862.33	7,314.30	116,176.63	15,143.98	15.0%
3,500	75%	1,916,250	124,762.21	135,958.11	7,314.30	143,272.41	18,510.20	14.8%

4,000	20%	584,000	82,917.62	87,246.56	8,359.20	95,605.76	12,688.14	15.3%
4,000	30%	876,000	93,765.42	99,633.20	8,359.20	107,992.40	14,226.98	15.2%
4,000	40%	1,168,000	104,613.22	112,019.84	8,359.20	120,379.04	15,765.82	15.1%
4,000	50%	1,460,000	115,461.02	124,406.48	8,359.20	132,765.68	17,304.66	15.0%
4,000	75%	2,190,000	142,580.52	155,373.08	8,359.20	163,732.28	21,151.76	14.8%

4,500	20%	657,000	93,278.07	98,145.72	9,404.10	107,549.82	14,271.75	15.3%
4,500	30%	985,500	105,481.85	112,080.69	9,404.10	121,484.79	16,002.94	15.2%
4,500	40%	1,314,000	117,685.62	126,015.66	9,404.10	135,419.76	17,734.14	15.1%
4,500	50%	1,642,500	129,889.40	139,950.63	9,404.10	149,354.73	19,465.33	15.0%
4,500	75%	2,463,750	160,398.83	174,788.06	9,404.10	184,192.16	23,793.33	14.8%

5,000	20%	730,000	103,638.52	109,044.88	10,449.00	119,493.88	15,855.36	15.3%
5,000	30%	1,095,000	117,198.27	124,528.18	10,449.00	134,977.18	17,778.91	15.2%
5,000	40%	1,460,000	130,758.02	140,011.48	10,449.00	150,460.48	19,702.46	15.1%
5,000	50%	1,825,000	144,317.77	155,494.78	10,449.00	165,943.78	21,626.01	15.0%
5,000	75%	2,737,500	178,217.15	194,203.03	10,449.00	204,652.03	26,434.88	14.8%

6,000	20%	876,000	124,359.42	130,843.20	12,538.80	143,382.00	19,022.58	15.3%
6,000	30%	1,314,000	140,631.12	149,423.16	12,538.80	161,961.96	21,330.84	15.2%
6,000	40%	1,752,000	156,902.82	168,003.12	12,538.80	180,541.92	23,639.10	15.1%
6,000	50%	2,190,000	173,174.52	186,583.08	12,538.80	199,121.88	25,947.36	15.0%
6,000	75%	3,285,000	213,853.77	233,032.98	12,538.80	245,571.78	31,718.01	14.8%

7,000	20%	1,022,000	145,080.32	152,641.52	14,628.60	167,270.12	22,189.80	15.3%
7,000	30%	1,533,000	164,063.97	174,318.14	14,628.60	188,946.74	24,882.77	15.2%
7,000	50%	2,555,000	202,031.27	217,671.38	14,628.60	232,299.98	30,268.71	15.0%
7,000	75%	3,832,500	249,490.40	271,862.93	14,628.60	286,491.53	37,001.13	14.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
3,000	4,000	20%	438,000	54,961.82	65,761.88	6,269.40	72,031.28	17,069.46	31.1%
3,000	4,000	30%	657,000	62,456.22	74,342.73	6,269.40	80,612.13	18,155.91	29.1%
3,000	4,000	40%	876,000	69,950.62	82,923.59	6,269.40	89,192.99	19,242.37	27.5%
3,000	4,000	50%	1,095,000	77,445.02	91,504.45	6,269.40	97,773.85	20,328.83	26.2%
3,000	4,000	75%	1,642,500	96,181.01	112,956.60	6,269.40	119,226.00	23,044.99	24.0%

3,500	4,500	20%	511,000	64,116.45	76,308.66	7,314.30	83,622.96	19,506.51	30.4%
3,500	4,500	30%	766,500	72,859.92	86,319.66	7,314.30	93,633.96	20,774.04	28.5%
3,500	4,500	40%	1,022,000	81,603.38	96,330.66	7,314.30	103,644.96	22,041.58	27.0%
3,500	4,500	50%	1,277,500	90,346.85	106,341.67	7,314.30	113,655.97	23,309.12	25.8%
3,500	4,500	75%	1,916,250	112,205.51	131,369.17	7,314.30	138,683.47	26,477.96	23.6%

4,000	5,000	20%	584,000	73,271.08	86,855.45	8,359.20	95,214.65	21,943.57	29.9%
4,000	5,000	30%	876,000	83,263.62	98,296.59	8,359.20	106,655.79	23,392.17	28.1%
4,000	5,000	40%	1,168,000	93,256.15	109,737.74	8,359.20	118,096.94	24,840.79	26.6%
4,000	5,000	50%	1,460,000	103,248.68	121,178.88	8,359.20	129,538.08	26,289.40	25.5%
4,000	5,000	75%	2,190,000	128,230.01	149,781.74	8,359.20	158,140.94	29,910.93	23.3%

4,500	6,000	20%	657,000	82,425.72	98,616.23	9,404.10	108,020.33	25,594.61	31.1%
4,500	6,000	30%	985,500	93,667.32	111,487.52	9,404.10	120,891.62	27,224.30	29.1%
4,500	6,000	40%	1,314,000	104,908.91	124,358.81	9,404.10	133,762.91	28,854.00	27.5%
4,500	6,000	50%	1,642,500	116,150.51	137,230.10	9,404.10	146,634.20	30,483.69	26.2%
4,500	6,000	75%	2,463,750	144,254.51	169,408.31	9,404.10	178,812.41	34,557.90	24.0%

5,000	7,000	20%	730,000	91,580.35	110,377.02	10,449.00	120,826.02	29,245.67	31.9%
5,000	7,000	30%	1,095,000	104,071.02	124,678.45	10,449.00	135,127.45	31,056.43	29.8%
5,000	7,000	40%	1,460,000	116,561.68	138,979.88	10,449.00	149,428.88	32,867.20	28.2%
5,000	7,000	50%	1,825,000	129,052.35	153,281.31	10,449.00	163,730.31	34,677.96	26.9%
5,000	7,000	75%	2,737,500	160,279.01	189,034.89	10,449.00	199,483.89	39,204.88	24.5%

6,000	8,000	20%	876,000	109,889.62	131,470.59	12,538.80	144,009.39	34,119.77	31.0%
6,000	8,000	30%	1,314,000	124,878.41	148,632.31	12,538.80	161,171.11	36,292.70	29.1%
6,000	8,000	40%	1,752,000	139,867.21	165,794.02	12,538.80	178,332.82	38,465.61	27.5%
6,000	8,000	50%	2,190,000	154,856.01	182,955.74	12,538.80	195,494.54	40,638.53	26.2%
6,000	8,000	75%	3,285,000	192,328.01	225,860.03	12,538.80	238,398.83	46,070.82	24.0%

7,000	8,500	20%	1,022,000	128,198.88	151,350.16	14,628.60	165,978.76	37,779.88	29.5%
7,000	8,500	30%	1,533,000	145,685.81	171,372.17	14,628.60	186,000.77	40,314.96	27.7%
7,000	8,500	50%	2,555,000	180,659.68	211,416.17	14,628.60	226,044.77	45,385.09	25.1%
7,000	8,500	75%	3,832,500	224,377.00	261,471.18	14,628.60	276,099.78	51,722.78	23.1%

E-35 Average Energy On-Peak:					30%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:
0 — 99 kW = self contained
100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	EIC	Proposed Rates	Amount ($)%
					(C) x $0.00017	(E) + (F)	(G) - (D)	(H) / (D)

No typical bill analysis is presented for Rate Schedule E-36 as the only rate change proposed is to market price determinations.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)		(C)	(D)	(E)	(F)	(G)	(H)
			Monthly Bill			Monthly Bill
	Monthly	Monthly	under	Components of Proposed Bill		under	Change
HP	kWh	kW	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
		74.8%				(D) + (E)	(F) - (C)	(G) / (C)
25	—	18.7	32.25	38.25	39.45	77.70	45.45	140.9%
25	250	18.7	52.43	61.06	39.45	100.51	48.08	91.7%
25	500	18.7	72.62	83.86	39.45	123.31	50.69	69.8%
25	750	18.7	92.80	106.67	39.45	146.12	53.32	57.5%
25	1,000	18.7	112.98	129.47	39.45	168.92	55.94	49.5%

50	—	37.4	64.50	76.50	78.91	155.41	90.91	140.9%
50	250	37.4	84.68	99.31	78.91	178.22	93.54	110.5%
50	500	37.4	104.87	122.11	78.91	201.02	96.15	91.7%
50	750	37.4	125.05	144.92	78.91	223.83	98.78	79.0%
50	1,000	37.4	145.23	167.72	78.91	246.63	101.40	69.8%

75	—	56.1	96.75	114.75	118.36	233.11	136.36	140.9%
75	250	56.1	116.93	137.56	118.36	255.92	138.99	118.9%
75	500	56.1	137.12	160.36	118.36	278.72	141.60	103.3%
75	750	56.1	157.30	183.17	118.36	301.53	144.23	91.7%
75	1,000	56.1	177.48	205.97	118.36	324.33	146.85	82.7%

100	—	74.8	129.00	153.00	157.81	310.81	181.81	140.9%
100	250	74.8	149.18	175.81	157.81	333.62	184.44	123.6%
100	500	74.8	169.37	198.61	157.81	356.42	187.05	110.4%
100	750	74.8	189.55	221.42	157.81	379.23	189.68	100.1%
100	1,000	74.8	209.73	244.22	157.81	402.03	192.30	91.7%
		0

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
				Monthly Bill			Monthly Bill
		Monthly		under	Components of Proposed Bill		under	Change
Type of Fixture	Lumen	kWh	Ownership	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
HPS, cobra / roadway	5,800	29	Company	7.71	9.10	0.15	9.25	1.54	20.0%
		29	Customer	4.56	5.14	0.15	5.29	0.73	16.0%
HPS, cobra / roadway	9,500	41	Company	9.08	10.68	0.21	10.89	1.81	19.9%
		41	Customer	5.58	6.27	0.21	6.48	0.90	16.1%
HPS, architectural	9,500	41	Company	13.58	16.06	0.21	16.27	2.69	19.8%
		41	Customer	6.48	7.31	0.21	7.52	1.04	16.0%
HPS, acorn luminaire	9,500	41	Company	23.90	28.44	0.21	28.65	4.75	19.9%
		41	Customer	8.14	9.26	0.21	9.47	1.33	16.3%
HPS, cobra / roadway	16,000	69	Company	11.37	13.30	0.36	13.66	2.29	20.1%
		69	Customer	7.79	8.70	0.36	9.06	1.27	16.3%
HPS, architectural	16,000	69	Company	15.86	18.67	0.36	19.03	3.17	20.0%
		69	Customer	8.67	9.71	0.36	10.07	1.40	16.1%
HPS, acorn luminaire	16,000	69	Company	26.53	31.42	0.36	31.78	5.25	19.8%
		69	Customer	10.29	11.58	0.36	11.94	1.65	16.0%
HPS, cobra / roadway	30,000	99	Company	13.71	15.97	0.51	16.48	2.77	20.2%
		99	Customer	10.12	11.25	0.51	11.76	1.64	16.2%
HPS, architectural	30,000	99	Company	18.82	22.08	0.51	22.59	3.77	20.0%
		99	Customer	11.13	12.42	0.51	12.93	1.80	16.2%
HPS, cobra / roadway	50,000	153	Company	18.60	21.58	0.79	22.37	3.77	20.3%
		153	Customer	14.46	16.03	0.79	16.82	2.36	16.3%
HPS, architectural	50,000	153	Company	23.22	27.11	0.79	27.90	4.68	20.2%
		153	Customer	16.01	17.82	0.79	18.61	2.60	16.2%
LPS, architectural	8,000	30	Company	19.74	23.47	0.16	23.63	3.89	19.7%
		30	Customer	8.67	9.87	0.16	10.03	1.36	15.7%
LPS, architectural	13,500	50	Company	23.28	27.62	0.26	27.88	4.60	19.8%

LPS, architectural	22,500	72	Company	26.59	31.48	0.37	31.85	5.26	19.8%
		72	Customer	12.76	14.41	0.37	14.78	2.02	15.8%
LPS, architectural	33,000	90	Company	31.99	37.86	0.47	38.33	6.34	19.8%
		90	Customer	15.03	16.96	0.47	17.43	2.40	16.0%

Type of Pole	Height	Desc.
Direct Bury	30 FT	Round	Company	12.70	15.18	—	15.18	2.48	19.5%
		Steel	Customer	N/A					N/A
Direct Bury	34 FT	Square	Company	14.02	16.76	—	16.76	2.74	19.5%
		Steel	Customer	N/A	N/A				N/A

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
E-51 Winter without Supplemental Billing (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
On-			Monthly Bill			Monthly Bill
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
50	20%	7,300	415.50	415.50	105.49	520.99	105.49	25.4%
50	30%	10,950	544.49	544.49	105.49	649.98	105.49	19.4%
50	40%	14,600	673.47	673.47	105.49	778.96	105.49	15.7%
50	50%	18,250	802.46	802.46	105.49	907.95	105.49	13.1%
50	75%	27,375	1,124.93	1,124.93	105.49	1,230.42	105.49	9.4%

100	20%	14,600	797.87	797.87	210.98	1,008.85	210.98	26.4%
100	30%	21,900	1,055.85	1,055.85	210.98	1,266.83	210.98	20.0%
100	40%	29,200	1,313.83	1,313.83	210.98	1,524.81	210.98	16.1%
100	50%	36,500	1,571.80	1,571.80	210.98	1,782.78	210.98	13.4%
100	75%	54,750	2,216.75	2,216.75	210.98	2,427.73	210.98	9.5%

200	20%	29,200	1,562.63	1,562.63	421.96	1,984.59	421.96	27.0%
200	30%	43,800	2,078.58	2,078.58	421.96	2,500.54	421.96	20.3%
200	40%	58,400	2,594.54	2,594.54	421.96	3,016.50	421.96	16.3%
200	50%	73,000	3,110.49	3,110.49	421.96	3,532.45	421.96	13.6%
200	75%	109,500	4,400.37	4,400.37	421.96	4,822.33	421.96	9.6%

300	20%	43,800	2,327.38	2,327.38	632.94	2,960.32	632.94	27.2%
300	30%	65,700	3,101.31	3,101.31	632.94	3,734.25	632.94	20.4%
300	40%	87,600	3,875.24	3,875.24	632.94	4,508.18	632.94	16.3%
300	50%	109,500	4,649.17	4,649.17	632.94	5,282.11	632.94	13.6%
300	75%	164,250	6,584.00	6,584.00	632.94	7,216.94	632.94	9.6%

500	20%	73,000	3,856.89	3,856.89	1,054.90	4,911.79	1,054.90	27.4%
500	30%	109,500	5,146.77	5,146.77	1,054.90	6,201.67	1,054.90	20.5%
500	40%	146,000	6,436.66	6,436.66	1,054.90	7,491.56	1,054.90	16.4%
500	50%	182,500	7,726.54	7,726.54	1,054.90	8,781.44	1,054.90	13.7%
500	75%	273,750	10,951.25	10,951.25	1,054.90	12,006.15	1,054.90	9.6%

1,000	20%	146,000	7,680.66	7,680.66	2,109.80	9,790.46	2,109.80	27.5%
1,000	30%	219,000	10,260.43	10,260.43	2,109.80	12,370.23	2,109.80	20.6%
1,000	40%	292,000	12,840.20	12,840.20	2,109.80	14,950.00	2,109.80	16.4%
1,000	50%	365,000	15,419.96	15,419.96	2,109.80	17,529.76	2,109.80	13.7%
1,000	75%	547,500	21,869.39	21,869.39	2,109.80	23,979.19	2,109.80	9.6%
E-51 Winter Average Energy On-Peak: 17%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.
2) Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
E-51 Summer without Supplemental Billing (May - October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
On-			Monthly Bill			Monthly Bill
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
50	20%	7,300	432.01	432.01	105.49	537.50	105.49	24.4%
50	30%	10,950	569.26	569.26	105.49	674.75	105.49	18.5%
50	40%	14,600	706.51	706.51	105.49	812.00	105.49	14.9%
50	50%	18,250	843.76	843.76	105.49	949.25	105.49	12.5%
50	75%	27,375	1,186.87	1,186.87	105.49	1,292.36	105.49	8.9%

100	20%	14,600	830.91	830.91	210.98	1,041.89	210.98	25.4%
100	30%	21,900	1,105.40	1,105.40	210.98	1,316.38	210.98	19.1%
100	40%	29,200	1,379.90	1,379.90	210.98	1,590.88	210.98	15.3%
100	50%	36,500	1,654.39	1,654.39	210.98	1,865.37	210.98	12.8%
100	75%	54,750	2,340.63	2,340.63	210.98	2,551.61	210.98	9.0%

200	20%	29,200	1,628.70	1,628.70	421.96	2,050.66	421.96	25.9%
200	30%	43,800	2,177.69	2,177.69	421.96	2,599.65	421.96	19.4%
200	40%	58,400	2,726.68	2,726.68	421.96	3,148.64	421.96	15.5%
200	50%	73,000	3,275.67	3,275.67	421.96	3,697.63	421.96	12.9%
200	75%	109,500	4,648.14	4,648.14	421.96	5,070.10	421.96	9.1%

300	20%	43,800	2,426.49	2,426.49	632.94	3,059.43	632.94	26.1%
300	30%	65,700	3,249.97	3,249.97	632.94	3,882.91	632.94	19.5%
300	40%	87,600	4,073.46	4,073.46	632.94	4,706.40	632.94	15.5%
300	50%	109,500	4,896.94	4,896.94	632.94	5,529.88	632.94	12.9%
300	75%	164,250	6,955.65	6,955.65	632.94	7,588.59	632.94	9.1%

500	20%	73,000	4,022.07	4,022.07	1,054.90	5,076.97	1,054.90	26.2%
500	30%	109,500	5,394.54	5,394.54	1,054.90	6,449.44	1,054.90	19.6%
500	40%	146,000	6,767.01	6,767.01	1,054.90	7,821.91	1,054.90	15.6%
500	50%	182,500	8,139.49	8,139.49	1,054.90	9,194.39	1,054.90	13.0%
500	75%	273,750	11,570.67	11,570.67	1,054.90	12,625.57	1,054.90	9.1%

1,000	20%	146,000	8,011.01	8,011.01	2,109.80	10,120.81	2,109.80	26.3%
1,000	30%	219,000	10,755.96	10,755.96	2,109.80	12,865.76	2,109.80	19.6%
1,000	40%	292,000	13,500.90	13,500.90	2,109.80	15,610.70	2,109.80	15.6%
1,000	50%	365,000	16,245.85	16,245.85	2,109.80	18,355.65	2,109.80	13.0%
1,000	75%	547,500	23,108.22	23,108.22	2,109.80	25,218.02	2,109.80	9.1%
E-51 Summer Average Energy On-Peak: 17%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
				Monthly Bill			Monthly Bill
		Monthly		under	Components of Proposed Bill		under	Change
Type of Fixture	Lumen	kWh	Ownership	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
HPS, cobra / roadway	5,800	29	Inv. By Co.	7.71	9.03	0.15	9.18	1.47	19.1%
		29	Inv. By Others	4.56	5.29	0.15	5.44	0.88	19.3%
HPS, cobra / roadway	9,500	41	Inv. By Co.	9.08	10.61	0.21	10.82	1.74	19.2%
		41	Inv. By Others	5.58	6.46	0.21	6.67	1.09	19.5%
HPS, architectural	9,500	41	Inv. By Co.	13.58	15.95	0.21	16.16	2.58	19.0%
		41	Inv. By Others	6.48	7.52	0.21	7.73	1.25	19.3%
HPS, acorn luminaire	9,500	41	Inv. By Co.	23.90	28.21	0.21	28.42	4.52	18.9%
		41	Inv. By Others	8.14	9.49	0.21	9.70	1.56	19.2%
HPS, cobra / roadway	16,000	69	Inv. By Co.	11.37	13.21	0.36	13.57	2.20	19.3%
		69	Inv. By Others	7.79	8.96	0.36	9.32	1.53	19.6%
HPS, architectural	16,000	69	Inv. By Co.	15.86	18.54	0.36	18.90	3.04	19.2%
		69	Inv. By Others	8.67	10.00	0.36	10.36	1.69	19.5%
HPS, acorn luminaire	16,000	69	Inv. By Co.	26.53	31.50	0.36	31.86	5.33	20.1%
		69	Inv. By Others	10.29	12.22	0.36	12.58	2.29	22.3%
HPS, cobra / roadway	30,000	99	Inv. By Co.	13.71	15.86	0.51	16.37	2.66	19.4%
		99	Inv. By Others	10.12	11.60	0.51	12.11	1.99	19.7%
HPS, architectural	30,000	99	Inv. By Co.	18.82	21.92	0.51	22.43	3.61	19.2%
		99	Inv. By Others	11.13	12.79	0.51	13.30	2.17	19.5%
HPS, cobra / roadway	50,000	153	Inv. By Co.	18.60	21.43	0.79	22.22	3.62	19.5%
		153	Inv. By Others	14.46	16.52	0.79	17.31	2.85	19.7%
HPS, architectural	50,000	153	Inv. By Co.	23.22	26.92	0.79	27.71	4.49	19.3%
		153	Inv. By Others	16.01	18.36	0.79	19.15	3.14	19.6%
LPS, architectural	8,000	30	Inv. By Co.	19.74	23.31	0.16	23.47	3.73	18.9%
		30	Inv. By Others	8.67	10.16	0.16	10.32	1.65	19.0%
LPS, architectural	13,500	50	Inv. By Co.	23.28	27.43	0.26	27.69	4.41	18.9%

LPS, architectural	22,500	72	Inv. By Co.	26.59	31.26	0.37	31.63	5.04	19.0%
		72	Inv. By Others	12.76	14.84	0.37	15.21	2.45	19.2%
LPS, architectural	33,000	90	Inv. By Co.	31.99	37.60	0.47	38.07	6.08	19.0%
		90	Inv. By Others	15.03	17.47	0.47	17.94	2.91	19.4%

Type of Pole	Height	Desc.
Direct Bury	30 FT	Round	Inv. By Co.	12.70	15.08	—	15.08	2.38	18.7%
		Steel	Inv. By Others	2.35	2.79	—	2.79	0.44	18.7%
Direct Bury	34 FT	Square	Inv. By Co.	14.02	16.65	—	16.65	2.63	18.8%
		Steel	Inv. By Others	2.43	2.89	—	2.89	0.46	18.9%
Direct Bury	38 FT	Square	Inv. By Co.	15.06	17.88	—	17.88	2.82	18.7%
		Steel	Inv. By Others	2.61	3.10	—	3.10	0.49	18.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.
2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	kWh per	Monthly	under	Components of Proposed Bill		under	Change
Lamps	Lamp	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
50	30	1,500	192.84	237.14	7.79	244.93	52.09	27.0%
50	60	3,000	262.68	327.27	15.57	342.84	80.16	30.5%
50	75	3,750	297.60	372.34	19.46	391.80	94.20	31.7%
50	100	5,000	355.80	447.45	25.95	473.40	117.60	33.1%
50	150	7,500	472.20	597.68	38.93	636.61	164.41	34.8%

100	30	3,000	385.68	474.27	15.57	489.84	104.16	27.0%
100	60	6,000	525.36	654.54	31.14	685.68	160.32	30.5%
100	75	7,500	595.20	744.68	38.93	783.61	188.41	31.7%
100	100	10,000	711.60	894.90	51.90	946.80	235.20	33.1%
100	150	15,000	944.40	1,195.35	77.85	1,273.20	328.80	34.8%

200	30	6,000	771.36	948.54	31.14	979.68	208.32	27.0%
200	60	12,000	1,050.72	1,309.08	62.28	1,371.36	320.64	30.5%
200	75	15,000	1,190.40	1,489.35	77.85	1,567.20	376.80	31.7%
200	100	20,000	1,423.20	1,789.80	103.80	1,893.60	470.40	33.1%
200	150	30,000	1,888.80	2,390.70	155.70	2,546.40	657.60	34.8%

500	30	15,000	1,928.40	2,371.35	77.85	2,449.20	520.80	27.0%
500	60	30,000	2,626.80	3,272.70	155.70	3,428.40	801.60	30.5%
500	75	37,500	2,976.00	3,723.38	194.63	3,918.01	942.01	31.7%
500	100	50,000	3,558.00	4,474.50	259.50	4,734.00	1,176.00	33.1%
500	150	75,000	4,722.00	5,976.75	389.25	6,366.00	1,644.00	34.8%

1,000	30	30,000	3,856.80	4,742.70	155.70	4,898.40	1,041.60	27.0%
1,000	60	60,000	5,253.60	6,545.40	311.40	6,856.80	1,603.20	30.5%
1,000	75	75,000	5,952.00	7,446.75	389.25	7,836.00	1,884.00	31.7%
1,000	100	100,000	7,116.00	8,949.00	519.00	9,468.00	2,352.00	33.1%
1,000	150	150,000	9,444.00	11,953.50	778.50	12,732.00	3,288.00	34.8%

2,000	30	60,000	7,713.60	9,485.40	311.40	9,796.80	2,083.20	27.0%
2,000	60	120,000	10,507.20	13,090.80	622.80	13,713.60	3,206.40	30.5%
2,000	75	150,000	11,904.00	14,893.50	778.50	15,672.00	3,768.00	31.7%
2,000	100	200,000	14,232.00	17,898.00	1,038.00	18,936.00	4,704.00	33.1%
2,000	150	300,000	18,888.00	23,907.00	1,557.00	25,464.00	6,576.00	34.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.
2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis

Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	1.37	1.49	0.16	1.65	0.28	20.4%
40	1.83	1.99	0.21	2.20	0.37	20.2%
50	2.29	2.49	0.26	2.75	0.46	20.1%
60	2.75	2.99	0.31	3.30	0.55	20.0%
70	3.21	3.49	0.36	3.85	0.64	19.9%
80	3.66	3.98	0.42	4.40	0.74	20.2%
90	4.12	4.48	0.47	4.95	0.83	20.1%
100	4.58	4.98	0.52	5.50	0.92	20.1%
125	5.73	6.23	0.65	6.88	1.15	20.1%
150	6.87	7.47	0.78	8.25	1.38	20.1%
175	8.02	8.72	0.91	9.63	1.61	20.1%
200	9.16	9.96	1.04	11.00	1.84	20.1%
225	10.31	11.21	1.17	12.38	2.07	20.1%
250	11.45	12.45	1.30	13.75	2.30	20.1%
275	12.60	13.70	1.43	15.13	2.53	20.1%
300	13.74	14.94	1.56	16.50	2.76	20.1%
325	14.89	16.19	1.69	17.88	2.99	20.1%
350	16.03	17.43	1.82	19.25	3.22	20.1%
375	17.18	18.68	1.95	20.63	3.45	20.1%
400	18.32	19.92	2.08	22.00	3.68	20.1%
425	19.47	21.17	2.21	23.38	3.91	20.1%
450	20.61	22.41	2.34	24.75	4.14	20.1%
475	21.76	23.66	2.47	26.13	4.37	20.1%
500	22.90	24.91	2.60	27.51	4.61	20.1%
600	27.48	29.89	3.11	33.00	5.52	20.1%
700	32.06	34.87	3.63	38.50	6.44	20.1%
800	36.64	39.85	4.15	44.00	7.36	20.1%
900	41.22	44.83	4.67	49.50	8.28	20.1%
1,000	45.80	49.81	5.19	55.00	9.20	20.1%
1,500	68.70	74.72	7.79	82.51	13.81	20.1%
2,000	91.60	99.62	10.38	110.00	18.40	20.1%
2,500	114.50	124.53	12.98	137.51	23.01	20.1%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.
2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
E-221 Water Pumping
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
10	20%	1,460	141.66	136.25	7.58	143.83	2.17	1.5%
10	35%	2,555	218.42	217.98	13.26	231.24	12.82	5.9%
10	50%	3,650	286.89	290.89	18.94	309.83	22.94	8.0%
10	65%	4,745	349.91	358.00	24.63	382.63	32.71	9.3%
10	80%	5,840	412.93	425.10	30.31	455.41	42.48	10.3%
30	20%	4,380	379.55	357.86	63.29	421.15	41.60	11.0%
30	35%	7,665	609.83	603.05	63.29	666.34	56.51	9.3%
30	50%	10,950	809.23	815.38	63.29	878.67	69.43	8.6%
30	65%	14,235	998.29	1,016.68	63.29	1,079.97	81.69	8.2%
30	80%	17,520	1,187.34	1,217.99	63.29	1,281.28	93.94	7.9%
75	20%	10,950	914.81	856.48	158.24	1,014.72	99.91	10.9%
75	35%	19,163	1,490.54	1,469.50	158.24	1,627.74	137.20	9.2%
75	50%	27,375	1,984.50	1,995.47	158.24	2,153.71	169.21	8.5%
75	65%	35,588	2,457.16	2,498.76	158.24	2,657.00	199.84	8.1%
75	80%	43,800	2,929.76	3,001.99	158.24	3,160.23	230.47	7.9%
100	20%	14,600	1,212.17	1,133.49	210.98	1,344.47	132.30	10.9%
100	35%	25,550	1,979.77	1,950.80	210.98	2,161.78	182.01	9.2%
100	50%	36,500	2,637.42	2,651.07	210.98	2,862.05	224.63	8.5%
100	65%	47,450	3,267.60	3,322.09	210.98	3,533.07	265.47	8.1%
100	80%	58,400	3,897.77	3,993.10	210.98	4,204.08	306.32	7.9%
150	20%	21,900	1,806.90	1,687.51	316.47	2,003.98	197.08	10.9%
150	35%	38,325	2,958.29	2,913.47	316.47	3,229.94	271.65	9.2%
150	50%	54,750	3,943.27	3,962.28	316.47	4,278.75	335.48	8.5%
150	65%	71,175	4,888.53	4,968.81	316.47	5,285.28	396.74	8.1%
150	80%	87,600	5,833.79	5,975.33	316.47	6,291.80	458.01	7.9%
200	20%	29,200	2,401.63	2,241.53	421.96	2,663.49	261.86	10.9%
200	35%	51,100	3,936.82	3,876.15	421.96	4,298.11	361.29	9.2%
200	50%	73,000	5,249.12	5,273.49	421.96	5,695.45	446.33	8.5%
200	65%	94,900	6,509.47	6,615.52	421.96	7,037.48	528.02	8.1%
200	80%	116,800	7,769.81	7,957.56	421.96	8,379.52	609.70	7.8%
300	20%	43,800	3,591.09	3,349.58	632.94	3,982.52	391.43	10.9%
300	50%	109,500	7,860.82	7,895.91	632.94	8,528.85	668.03	8.5%
300	65%	142,350	9,751.34	9,908.96	632.94	10,541.90	790.56	8.1%
300	80%	175,200	11,641.86	11,922.01	632.94	12,554.95	913.09	7.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
E-221-8T Time-of-Use Water Pumping
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
10	30	20%	1,460	219.33	219.88	7.58	227.46	8.13	3.7%
10	30	35%	2,555	281.95	286.57	13.26	299.83	17.88	6.3%
10	30	50%	3,650	344.58	353.26	18.94	372.20	27.62	8.0%
10	30	65%	4,745	407.20	419.94	24.63	444.57	37.37	9.2%
10	30	80%	5,840	469.83	486.63	30.31	516.94	47.11	10.0%
30	90	20%	4,380	606.93	600.91	63.29	664.20	57.27	9.4%
30	90	35%	7,665	794.80	800.97	63.29	864.26	69.46	8.7%
30	90	50%	10,950	982.67	1,001.03	63.29	1,064.32	81.65	8.3%
30	90	65%	14,235	1,170.54	1,201.08	63.29	1,264.37	93.83	8.0%
30	90	80%	17,520	1,358.42	1,401.14	63.29	1,464.43	106.01	7.8%
75	225	20%	10,950	1,479.02	1,458.23	158.24	1,616.47	137.45	9.3%
75	225	35%	19,163	1,948.73	1,958.40	158.24	2,116.64	167.91	8.6%
75	225	50%	27,375	2,418.38	2,458.51	158.24	2,616.75	198.37	8.2%
75	225	65%	35,588	2,888.09	2,958.68	158.24	3,116.92	228.83	7.9%
75	225	80%	43,800	3,357.75	3,458.79	158.24	3,617.03	259.28	7.7%
100	300	20%	14,600	1,963.52	1,934.51	210.98	2,145.49	181.97	9.3%
100	300	35%	25,550	2,589.76	2,601.37	210.98	2,812.35	222.59	8.6%
100	300	50%	36,500	3,216.00	3,268.22	210.98	3,479.20	263.20	8.2%
100	300	65%	47,450	3,842.24	3,935.08	210.98	4,146.06	303.82	7.9%
100	300	80%	58,400	4,468.48	4,601.93	210.98	4,812.91	344.43	7.7%
150	450	20%	21,900	2,932.51	2,887.08	316.47	3,203.55	271.04	9.2%
150	450	35%	38,325	3,871.88	3,887.36	316.47	4,203.83	331.95	8.6%
150	450	50%	54,750	4,811.24	4,887.65	316.47	5,204.12	392.88	8.2%
150	450	65%	71,175	5,750.60	5,887.93	316.47	6,204.40	453.80	7.9%
150	450	80%	87,600	6,689.96	6,888.21	316.47	7,204.68	514.72	7.7%
200	600	20%	29,200	3,901.51	3,839.65	421.96	4,261.61	360.10	9.2%
200	600	35%	51,100	5,153.99	5,173.36	421.96	5,595.32	441.33	8.6%
200	600	50%	73,000	6,406.47	6,507.07	421.96	6,929.03	522.56	8.2%
200	600	65%	94,900	7,658.96	7,840.78	421.96	8,262.74	603.78	7.9%
200	600	80%	116,800	8,911.44	9,174.49	421.96	9,596.45	685.01	7.7%
300	900	20%	43,800	5,839.50	5,744.79	632.94	6,377.73	538.23	9.2%
300	900	50%	109,500	9,596.94	9,745.92	632.94	10,378.86	781.92	8.1%
300	900	65%	142,350	11,475.67	11,746.49	632.94	12,379.43	903.76	7.9%
300	900	80%	175,200	13,354.39	13,747.05	632.94	14,379.99	1,025.60	7.7%
E-221-8T Average Energy On-Peak: 30%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1)	Bills do not include EPS, CRCC, EIS, PSA, Regulatory Assessment, Franchise Fees, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Typical General Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(H)	(I)	(J)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	EIC	Proposed Rates	Amount ($)%
					(C) X $0.00017	(E) + (F)	(H) - (D)	(I) / (D)
No typical bill analysis is presented for the following Rate Schedules:
E-53
E-54
as no rate changes are proposed for these schedules.
Schedule H-4

Arizona Public Service Company
Typical Classified Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(H)	(I)	(J)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	EIC	Proposed Rates	Amount ($)%
					(C) X $0.00017	(E) + (F)	(H) - (D)	(I) / (D)
No typical bill analysis is presented for the following Rate Schedules:

Solar-2
Solar-3
SP-1
as no rate changes are proposed for these schedules.
Schedule H-4

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: E-10, E-10 w/E-3, E-10 w/E-4, E-10 w/EPR-2

DESCRIPTION:       Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	6,479	—	6,479	1.65%	—	0.00%	9,313	—	9,313	2.30%	—	0.00%	1
2	1-50	7,969	184,551	14,448	3.67%	184,551	0.05%	11,181	260,252	20,494	5.05%	260,252	0.09%	2
3	51-100	8,665	661,074	23,113	5.88%	845,625	0.22%	10,035	762,738	30,529	7.53%	1,022,990	0.35%	3
4	101-150	10,139	1,277,196	33,252	8.45%	2,122,821	0.55%	10,948	1,379,319	41,477	10.22%	2,402,309	0.82%	4
5	151-200	11,352	1,997,028	44,604	11.34%	4,119,849	1.07%	13,309	2,347,585	54,786	13.50%	4,749,894	1.62%	5
6	201-250	12,235	2,763,173	56,839	14.45%	6,883,022	1.79%	16,085	3,640,495	70,871	17.47%	8,390,389	2.87%	6
7	251-300	13,472	3,717,608	70,311	17.88%	10,600,630	2.75%	18,478	5,098,571	89,349	22.02%	13,488,960	4.61%	7
8	301-350	14,393	4,684,416	84,704	21.53%	15,285,046	3.97%	19,958	6,501,613	109,307	26.94%	19,990,573	6.84%	8
9	351-400	14,692	5,521,730	99,396	25.27%	20,806,776	5.40%	20,756	7,798,382	130,063	32.06%	27,788,955	9.50%	9
10	401-450	14,841	6,316,866	114,237	29.04%	27,123,642	7.04%	20,908	8,894,485	150,971	37.21%	36,683,440	12.54%	10
11	451-500	14,799	7,035,086	129,036	32.80%	34,158,728	8.87%	20,207	9,606,058	171,178	42.20%	46,289,498	15.83%	11
12	501-550	14,234	7,479,857	143,270	36.42%	41,638,585	10.81%	19,633	10,310,001	190,811	47.04%	56,599,499	19.35%	12
13	551-600	14,072	8,094,657	157,342	40.00%	49,733,242	12.91%	18,557	10,673,966	209,368	51.61%	67,273,465	23.00%	13
14	601-650	13,145	8,217,134	170,487	43.34%	57,950,376	15.04%	17,209	10,760,636	226,577	55.85%	78,034,101	26.68%	14
15	651-700	12,620	8,522,133	183,107	46.55%	66,472,509	17.25%	16,128	10,887,407	242,705	59.83%	88,921,508	30.41%	15
16	701-750	11,898	8,628,945	195,005	49.58%	75,101,454	19.49%	14,628	10,605,918	257,333	63.43%	99,527,426	34.03%	16
17	751-800	11,299	8,759,841	206,304	52.45%	83,861,295	21.77%	13,587	10,534,536	270,920	66.78%	110,061,962	37.64%	17
18	801-850	10,665	8,800,549	216,969	55.16%	92,661,844	24.05%	12,378	10,212,950	283,298	69.83%	120,274,912	41.13%	18
19	851-900	9,903	8,666,340	226,872	57.68%	101,328,184	26.30%	11,250	9,846,006	294,548	72.61%	130,120,918	44.50%	19
20	901-950	9,379	8,677,855	236,251	60.06%	110,006,039	28.55%	9,927	9,182,754	304,475	75.05%	139,303,672	47.64%	20
21	951-1,000	8,661	8,444,124	244,912	62.26%	118,450,163	30.74%	9,334	9,100,155	313,809	77.35%	148,403,827	50.75%	21
22	1,001-1,100	15,738	16,522,656	260,650	66.26%	134,972,819	35.03%	16,025	16,812,187	329,834	81.30%	165,216,014	56.50%	22
23	1,101-1,200	14,288	16,423,770	274,938	69.90%	151,396,589	39.29%	13,039	14,985,165	342,873	84.52%	180,201,179	61.62%	23
24	1,201-1,300	12,804	15,996,923	287,742	73.15%	167,393,512	43.44%	10,516	13,131,560	353,389	87.11%	193,332,739	66.11%	24
25	1,301-1,400	11,595	15,648,896	299,337	76.10%	183,042,408	47.51%	8,902	12,007,789	362,291	89.31%	205,340,528	70.22%	25
26	1,401-1,500	10,582	15,338,984	309,919	78.79%	198,381,392	51.49%	7,183	10,403,842	369,474	91.08%	215,744,370	73.77%	26
27	1,501-1,600	9,569	14,829,400	319,488	81.22%	213,210,792	55.34%	5,839	9,050,069	375,313	92.52%	224,794,439	76.87%	27
28	1,601-1,700	8,741	14,421,708	328,229	83.45%	227,632,500	59.08%	4,984	8,219,866	380,297	93.74%	233,014,305	79.68%	28
29	1,701-1,800	8,087	14,153,192	336,316	85.50%	241,785,692	62.75%	4,041	7,065,876	384,338	94.74%	240,080,181	82.10%	29
30	1,801-1,900	7,126	13,179,880	343,442	87.31%	254,965,572	66.17%	3,418	6,319,891	387,756	95.58%	246,400,072	84.26%	30
31	1,901-2,000	6,543	12,754,624	349,985	88.98%	267,720,196	69.48%	2,882	5,615,908	390,638	96.29%	252,015,980	86.18%	31
32	2,001-2,250	12,747	27,014,330	362,732	92.22%	294,734,526	76.49%	5,001	10,575,520	395,639	97.53%	262,591,500	89.79%	32
33	2,251-2,500	9,371	22,197,858	372,103	94.60%	316,932,384	82.26%	3,229	7,649,640	398,868	98.32%	270,241,140	92.41%	33
34	2,501-3,000	11,231	30,566,500	383,334	97.45%	347,498,884	90.19%	3,531	9,584,326	402,399	99.19%	279,825,466	95.69%	34
35	3,001-4,000	7,586	25,609,902	390,920	99.38%	373,108,786	96.84%	2,346	7,926,232	404,745	99.77%	287,751,698	98.40%	35
36	4,001-5,000	1,640	7,206,495	392,560	99.80%	380,315,281	98.71%	596	2,620,117	405,341	99.92%	290,371,815	99.29%	36
37	5,001-10,000	749	4,533,600	393,309	99.99%	384,848,881	99.88%	332	2,019,628	405,673	100.00%	292,391,443	99.98%	37
38	10,001-20,000	34	401,564	393,343	100.00%	385,250,445	99.99%	4	45,445	405,677	100.00%	292,436,888	100.00%	38
39	over 20,000	2	51,984	393,345	100.00%	385,302,429	100.00%	—	—	405,677	100.00%	292,436,888	100.00%	39

		Average Number of Customers:		65,558				Average Number of Customers:		67,613
		Average Consumption:		980	kWh per bill			Average Consumption:		721	kWh per bill
		Median Consumption:		792	kWh per bill			Median Consumption:		595	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: E-12, E-12 w/E-3, E-12 w/E-4, E-12 w/EPR-2, E-12 w/EPR-5

DESCRIPTION:       Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	78,945	—	78,945	2.84%	—	0.00%	59,196	—	59,196	2.11%	—	0.00%	1
2	1-50	93,832	2,124,618	172,777	6.21%	2,124,618	0.09%	102,405	2,480,971	161,601	5.75%	2,480,971	0.14%	2
3	51-100	89,856	6,845,114	262,633	9.44%	8,969,732	0.38%	108,681	8,255,562	270,282	9.62%	10,736,533	0.62%	3
4	101-150	93,782	11,770,008	356,415	12.81%	20,739,740	0.89%	112,428	14,130,617	382,710	13.62%	24,867,150	1.43%	4
5	151-200	93,534	16,425,790	449,949	16.17%	37,165,530	1.59%	121,022	21,280,716	503,732	17.93%	46,147,866	2.65%	5
6	201-250	95,502	21,546,764	545,451	19.60%	58,712,294	2.52%	134,558	30,402,367	638,290	22.72%	76,550,233	4.40%	6
7	251-300	99,043	27,305,173	644,494	23.16%	86,017,467	3.69%	147,518	40,687,450	785,808	27.97%	117,237,683	6.74%	7
8	301-350	102,384	33,334,868	746,878	26.84%	119,352,335	5.11%	154,546	50,329,573	940,354	33.47%	167,567,256	9.63%	8
9	351-400	104,451	39,221,819	851,329	30.59%	158,574,154	6.80%	157,012	58,958,043	1,097,366	39.06%	226,525,299	13.02%	9
10	401-450	104,861	44,620,551	956,190	34.36%	203,194,705	8.71%	154,288	65,622,895	1,251,654	44.55%	292,148,194	16.79%	10
11	451-500	104,462	49,670,797	1,060,652	38.11%	252,865,502	10.84%	147,697	70,198,711	1,399,351	49.80%	362,346,905	20.82%	11
12	501-550	103,490	54,376,652	1,164,142	41.83%	307,242,154	13.17%	139,300	73,171,158	1,538,651	54.76%	435,518,063	25.03%	12
13	551-600	99,990	57,541,371	1,264,132	45.43%	364,783,525	15.63%	129,707	74,605,374	1,668,358	59.38%	510,123,437	29.32%	13
14	601-650	97,115	60,726,510	1,361,247	48.92%	425,510,035	18.23%	119,318	74,590,181	1,787,676	63.62%	584,713,618	33.60%	14
15	651-700	92,241	62,287,231	1,453,488	52.23%	487,797,266	20.90%	108,223	73,053,879	1,895,899	67.48%	657,767,497	37.80%	15
16	701-750	88,338	64,067,789	1,541,826	55.40%	551,865,055	23.65%	98,193	71,192,381	1,994,092	70.97%	728,959,878	41.89%	16
17	751-800	83,447	64,691,039	1,625,273	58.40%	616,556,094	26.42%	88,283	68,420,592	2,082,375	74.11%	797,380,470	45.82%	17
18	801-850	78,865	65,083,055	1,704,138	61.24%	681,639,149	29.21%	79,078	65,239,817	2,161,453	76.93%	862,620,287	49.57%	18
19	851-900	74,265	65,005,581	1,778,403	63.91%	746,644,730	32.00%	69,659	60,951,501	2,231,112	79.41%	923,571,788	53.08%	19
20	901-950	70,050	64,811,843	1,848,453	66.42%	811,456,573	34.77%	62,614	57,914,541	2,293,726	81.63%	981,486,329	56.40%	20
21	951-1,000	65,111	63,495,975	1,913,564	68.76%	874,952,548	37.49%	55,219	53,840,567	2,348,945	83.60%	1,035,326,896	59.50%	21
22	1,001-1,100	119,082	124,987,375	2,032,646	73.04%	999,939,923	42.85%	91,815	96,272,138	2,440,760	86.87%	1,131,599,034	65.03%	22
23	1,101-1,200	103,699	119,183,099	2,136,345	76.77%	1,119,123,022	47.96%	71,742	82,392,011	2,512,502	89.42%	1,213,991,045	69.77%	23
24	1,201-1,300	89,887	112,290,043	2,226,232	80.00%	1,231,413,065	52.77%	56,719	70,821,798	2,569,221	91.44%	1,284,812,843	73.84%	24
25	1,301-1,400	78,789	106,310,398	2,305,021	82.83%	1,337,723,463	57.32%	44,592	60,140,162	2,613,813	93.03%	1,344,953,005	77.29%	25
26	1,401-1,500	67,652	98,046,979	2,372,673	85.26%	1,435,770,442	61.53%	35,128	50,891,248	2,648,941	94.28%	1,395,844,253	80.22%	26
27	1,501-1,600	58,939	91,322,059	2,431,612	87.38%	1,527,092,501	65.44%	28,307	43,839,998	2,677,248	95.28%	1,439,684,251	82.74%	27
28	1,601-1,700	50,650	83,528,878	2,482,262	89.20%	1,610,621,379	69.02%	22,703	37,426,689	2,699,951	96.09%	1,477,110,940	84.89%	28
29	1,701-1,800	43,474	76,043,503	2,525,736	90.76%	1,686,664,882	72.28%	18,098	31,650,655	2,718,049	96.74%	1,508,761,595	86.71%	29
30	1,801-1,900	37,443	69,235,516	2,563,179	92.11%	1,755,900,398	75.24%	14,671	27,120,159	2,732,720	97.26%	1,535,881,754	88.27%	30
31	1,901-2,000	31,813	62,011,441	2,594,992	93.25%	1,817,911,839	77.90%	11,939	23,274,493	2,744,659	97.68%	1,559,156,247	89.60%	31
32	2,001-2,250	60,835	128,820,547	2,655,827	95.44%	1,946,732,386	83.42%	21,378	45,247,674	2,766,037	98.44%	1,604,403,921	92.20%	32
33	2,251-2,500	40,160	95,050,129	2,695,987	96.88%	2,041,782,515	87.49%	13,530	32,013,150	2,779,567	98.93%	1,636,417,071	94.04%	33
34	2,501-3,000	44,497	120,869,782	2,740,484	98.48%	2,162,652,297	92.67%	14,714	40,014,093	2,794,281	99.45%	1,676,431,164	96.34%	34
35	3,001-4,000	29,398	99,342,227	2,769,882	99.53%	2,261,994,524	96.93%	10,370	35,148,343	2,804,651	99.82%	1,711,579,507	98.36%	35
36	4,001-5,000	7,464	32,825,971	2,777,346	99.80%	2,294,820,495	98.34%	2,932	12,932,463	2,807,583	99.92%	1,724,511,970	99.11%	36
37	5,001-10,000	5,012	31,676,852	2,782,358	99.98%	2,326,497,347	99.70%	1,984	12,561,958	2,809,567	99.99%	1,737,073,928	99.83%	37
38	10,001-20,000	442	5,583,886	2,782,800	100.00%	2,332,081,233	99.93%	179	2,269,113	2,809,746	100.00%	1,739,343,041	99.96%	38
39	over 20,000	50	1,532,496	2,782,850	100.00%	2,333,613,729	100.00%	23	735,956	2,809,769	100.00%	1,740,078,997	100.00%	39

		Average Number of Customers:		463,808				Average Number of Customers:		468,295
		Average Consumption:		839	kWh per bill			Average Consumption:		619	kWh per bill
		Median Consumption:		617	kWh per bill			Median Consumption:		476	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: ET-1, ET-1 w/E-3, ET-1 w/E-4, ET-1 w/EPR-2, ET-1 w/EPR-5
DESCRIPTION:       Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	8,130	—	8,130	0.37%	—	0.00%	7,231	—	7,231	0.33%	—	0.00%	1
2	1-50	12,601	251,806	20,731	0.96%	251,806	0.01%	14,160	330,728	21,391	0.98%	330,728	0.01%	2
3	51-100	9,596	737,546	30,327	1.40%	989,352	0.02%	16,312	1,245,980	37,703	1.72%	1,576,708	0.07%	3
4	101-150	10,767	1,351,150	41,094	1.89%	2,340,502	0.06%	18,914	2,379,642	56,617	2.59%	3,956,350	0.16%	4
5	151-200	10,678	1,870,683	51,772	2.39%	4,211,185	0.10%	21,523	3,794,411	78,140	3.57%	7,750,761	0.32%	5
6	201-250	10,713	2,418,636	62,485	2.88%	6,629,821	0.16%	27,718	6,286,946	105,858	4.84%	14,037,707	0.58%	6
7	251-300	11,999	3,311,757	74,484	3.43%	9,941,578	0.25%	36,254	10,024,509	142,112	6.49%	24,062,216	1.00%	7
8	301-350	13,599	4,432,731	88,083	4.06%	14,374,309	0.35%	46,605	15,213,273	188,717	8.62%	39,275,489	1.63%	8
9	351-400	15,695	5,905,144	103,778	4.78%	20,279,453	0.50%	55,723	20,964,912	244,440	11.17%	60,240,401	2.49%	9
10	401-450	18,210	7,757,928	121,988	5.62%	28,037,381	0.69%	64,167	27,332,331	308,607	14.10%	87,572,732	3.63%	10
11	451-500	20,489	9,752,661	142,477	6.57%	37,790,042	0.93%	70,396	33,498,738	379,003	17.32%	121,071,470	5.01%	11
12	501-550	22,953	12,071,964	165,430	7.62%	49,862,006	1.23%	74,629	39,238,042	453,632	20.73%	160,309,512	6.64%	12
13	551-600	25,497	14,682,223	190,927	8.80%	64,544,229	1.59%	78,412	45,141,296	532,044	24.31%	205,450,808	8.51%	13
14	601-650	28,218	17,664,537	219,145	10.10%	82,208,766	2.03%	79,400	49,668,340	611,444	27.94%	255,119,148	10.56%	14
15	651-700	30,469	20,598,020	249,614	11.50%	102,806,786	2.54%	80,304	54,247,433	691,748	31.61%	309,366,581	12.81%	15
16	701-750	32,711	23,740,545	282,325	13.01%	126,547,331	3.12%	80,227	58,192,546	771,975	35.27%	367,559,127	15.22%	16
17	751-800	34,774	26,976,478	317,099	14.61%	153,523,809	3.79%	79,222	61,431,195	851,197	38.89%	428,990,322	17.76%	17
18	801-850	36,029	29,754,307	353,128	16.28%	183,278,116	4.53%	78,238	64,575,742	929,435	42.47%	493,566,064	20.43%	18
19	851-900	38,098	33,361,489	391,226	18.03%	216,639,605	5.35%	76,382	66,858,980	1,005,817	45.95%	560,425,044	23.20%	19
20	901-950	39,517	36,581,372	430,743	19.85%	253,220,977	6.25%	74,703	69,122,861	1,080,520	49.37%	629,547,905	26.06%	20
21	951-1,000	40,769	39,773,285	471,512	21.73%	292,994,262	7.23%	71,673	69,902,674	1,152,193	52.64%	699,450,579	28.96%	21
22	1,001-1,100	84,664	88,974,764	556,176	25.63%	381,969,026	9.43%	135,553	142,307,783	1,287,746	58.84%	841,758,362	34.85%	22
23	1,101-1,200	87,939	101,190,914	644,115	29.69%	483,159,940	11.93%	123,691	142,216,839	1,411,437	64.49%	983,975,201	40.73%	23
24	1,201-1,300	89,851	112,373,055	733,966	33.83%	595,532,995	14.70%	110,993	138,694,093	1,522,430	69.56%	1,122,669,294	46.47%	24
25	1,301-1,400	90,753	122,568,535	824,719	38.01%	718,101,530	17.73%	98,314	132,668,426	1,620,744	74.05%	1,255,337,720	51.97%	25
26	1,401-1,500	90,009	130,552,705	914,728	42.16%	848,654,235	20.95%	85,280	123,598,886	1,706,024	77.95%	1,378,936,606	57.08%	26
27	1,501-1,600	89,265	138,387,550	1,003,993	46.27%	987,041,785	24.37%	74,126	114,835,300	1,780,150	81.33%	1,493,771,906	61.84%	27
28	1,601-1,700	87,718	144,759,904	1,091,711	50.32%	1,131,801,689	27.94%	63,647	104,959,221	1,843,797	84.24%	1,598,731,127	66.18%	28
29	1,701-1,800	84,839	148,489,814	1,176,550	54.23%	1,280,291,503	31.61%	53,937	94,339,881	1,897,734	86.71%	1,693,071,008	70.09%	29
30	1,801-1,900	81,490	150,776,448	1,258,040	57.98%	1,431,067,951	35.33%	45,964	84,996,166	1,943,698	88.81%	1,778,067,174	73.61%	30
31	1,901-2,000	78,005	152,109,803	1,336,045	61.58%	1,583,177,754	39.09%	38,321	74,703,761	1,982,019	90.56%	1,852,770,935	76.70%	31
32	2,001-2,250	175,894	373,252,355	1,511,939	69.68%	1,956,430,109	48.30%	71,028	150,295,134	2,053,047	93.80%	2,003,066,069	82.92%	32
33	2,251-2,500	147,864	350,682,842	1,659,803	76.50%	2,307,112,951	56.96%	45,775	108,311,292	2,098,822	95.89%	2,111,377,361	87.40%	33
34	2,501-3,000	215,409	588,389,585	1,875,212	86.43%	2,895,502,536	71.49%	47,451	128,815,612	2,146,273	98.06%	2,240,192,973	92.74%	34
35	3,001-4,000	203,557	693,598,987	2,078,769	95.81%	3,589,101,523	88.62%	30,076	101,590,085	2,176,349	99.44%	2,341,783,058	96.94%	35
36	4,001-5,000	60,300	265,221,975	2,139,069	98.59%	3,854,323,498	95.16%	7,324	32,259,400	2,183,673	99.77%	2,374,042,458	98.28%	36
37	5,001-10,000	29,422	178,329,719	2,168,491	99.94%	4,032,653,217	99.57%	4,767	29,736,985	2,188,440	99.99%	2,403,779,443	99.51%	37
38	10,001-20,000	1,160	14,145,801	2,169,651	100.00%	4,046,799,018	99.92%	234	2,949,759	2,188,674	100.00%	2,406,729,202	99.63%	38
39	over 20,000	94	3,366,692	2,169,745	100.00%	4,050,165,710	100.00%	26	8,913,512	2,188,700	100.00%	2,415,642,714	100.00%	39

		Average Number of Customers:		361,624				Average Number of Customers:		364,783
		Average Consumption:		1,867	kWh per bill			Average Consumption:		1,104	kWh per bill
		Median Consumption:		1,793	kWh per bill			Median Consumption:		976	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: ET-2, ET-2 w/E-3, ET-2 w/E-4, ET-2 w/EPR-2, ET-2 w/EPR-5

DESCRIPTION:       Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	968	—	968	0.54%	—	0.00%	1,076	—	1,076	0.90%	—	0.00%	1
2	1-50	1,037	26,130	2,005	1.12%	26,130	0.01%	1,560	39,419	2,636	2.21%	39,419	0.03%	2
3	51-100	1,012	76,341	3,017	1.69%	102,471	0.03%	1,614	122,935	4,250	3.57%	162,354	0.14%	3
4	101-150	1,120	140,532	4,137	2.31%	243,003	0.08%	1,676	210,832	5,926	4.98%	373,186	0.33%	4
5	151-200	1,119	195,971	5,256	2.94%	438,974	0.14%	1,895	333,197	7,821	6.57%	706,383	0.62%	5
6	201-250	1,114	251,348	6,370	3.56%	690,322	0.21%	2,021	455,913	9,842	8.27%	1,162,296	1.02%	6
7	251-300	1,216	335,946	7,586	4.24%	1,026,268	0.32%	2,539	701,738	12,381	10.40%	1,864,034	1.63%	7
8	301-350	1,332	433,725	8,918	4.99%	1,459,993	0.45%	3,061	997,680	15,442	12.97%	2,861,714	2.50%	8
9	351-400	1,536	578,314	10,454	5.85%	2,038,307	0.63%	3,597	1,353,263	19,039	16.00%	4,214,977	3.68%	9
10	401-450	1,668	711,695	12,122	6.78%	2,750,002	0.85%	4,116	1,753,031	23,155	19.45%	5,968,008	5.22%	10
11	451-500	1,812	861,244	13,934	7.80%	3,611,246	1.12%	4,420	2,103,953	27,575	23.17%	8,071,961	7.06%	11
12	501-550	2,024	1,064,091	15,958	8.93%	4,675,337	1.44%	4,542	2,388,721	32,117	26.98%	10,460,682	9.14%	12
13	551-600	2,202	1,266,846	18,160	10.16%	5,942,183	1.84%	4,768	2,744,195	36,885	30.99%	13,204,877	11.54%	13
14	601-650	2,473	1,547,694	20,633	11.54%	7,489,877	2.31%	4,877	3,049,035	41,762	35.09%	16,253,912	14.21%	14
15	651-700	2,559	1,729,594	23,192	12.97%	9,219,471	2.85%	4,726	3,192,782	46,488	39.06%	19,446,694	17.00%	15
16	701-750	2,731	1,982,841	25,923	14.50%	11,202,312	3.46%	4,774	3,464,386	51,262	43.07%	22,911,080	20.03%	16
17	751-800	2,811	2,179,273	28,734	16.08%	13,381,585	4.13%	4,596	3,563,006	55,858	46.93%	26,474,086	23.14%	17
18	801-850	3,014	2,487,522	31,748	17.76%	15,869,107	4.90%	4,467	3,687,024	60,325	50.68%	30,161,110	26.37%	18
19	851-900	3,075	2,692,877	34,823	19.48%	18,561,984	5.73%	4,335	3,795,123	64,660	54.32%	33,956,233	29.68%	19
20	901-950	3,170	2,935,246	37,993	21.26%	21,497,230	6.64%	4,009	3,710,386	68,669	57.69%	37,666,619	32.93%	20
21	951-1,000	3,265	3,184,594	41,258	23.08%	24,681,824	7.62%	3,933	3,835,153	72,602	61.00%	41,501,772	36.28%	21
22	1,001-1,100	6,948	7,305,652	48,206	26.97%	31,987,476	9.88%	7,090	7,437,264	79,692	66.95%	48,939,036	42.78%	22
23	1,101-1,200	7,220	8,307,401	55,426	31.01%	40,294,877	12.45%	6,188	7,109,673	85,880	72.15%	56,048,709	49.00%	23
24	1,201-1,300	7,347	9,188,599	62,773	35.12%	49,483,476	15.29%	5,296	6,615,746	91,176	76.60%	62,664,455	54.78%	24
25	1,301-1,400	7,363	9,946,259	70,136	39.24%	59,429,735	18.36%	4,641	6,260,725	95,817	80.50%	68,925,180	60.25%	25
26	1,401-1,500	7,220	10,470,089	77,356	43.28%	69,899,824	21.59%	3,892	5,638,982	99,709	83.77%	74,564,162	65.18%	26
27	1,501-1,600	7,241	11,224,529	84,597	47.33%	81,124,353	25.06%	3,372	5,225,844	103,081	86.60%	79,790,006	69.75%	27
28	1,601-1,700	7,148	11,793,141	91,745	51.33%	92,917,494	28.70%	2,794	4,608,727	105,875	88.95%	84,398,733	73.78%	28
29	1,701-1,800	6,805	11,907,736	98,550	55.13%	104,825,230	32.38%	2,288	4,002,152	108,163	90.87%	88,400,885	77.28%	29
30	1,801-1,900	6,573	12,167,471	105,123	58.81%	116,992,701	36.14%	1,867	3,452,470	110,030	92.44%	91,853,355	80.30%	30
31	1,901-2,000	6,482	12,639,594	111,605	62.44%	129,632,295	40.04%	1,576	3,071,649	111,606	93.77%	94,925,004	82.98%	31
32	2,001-2,250	14,594	30,990,058	126,199	70.60%	160,622,353	49.62%	2,721	5,754,111	114,327	96.05%	100,679,115	88.01%	32
33	2,251-2,500	12,311	29,189,678	138,510	77.49%	189,812,031	58.63%	1,717	4,065,077	116,044	97.49%	104,744,192	91.57%	33
34	2,501-3,000	17,939	48,976,414	156,449	87.52%	238,788,445	73.76%	1,697	4,603,093	117,741	98.92%	109,347,285	95.59%	34
35	3,001-4,000	16,319	55,513,447	172,768	96.65%	294,301,892	90.91%	966	3,263,374	118,707	99.73%	112,610,659	98.44%	35
36	4,001-5,000	4,297	18,859,914	177,065	99.06%	313,161,806	96.74%	216	946,554	118,923	99.91%	113,557,213	99.27%	36
37	5,001-10,000	1,645	9,752,296	178,710	99.98%	322,914,102	99.75%	97	590,857	119,020	99.99%	114,148,070	99.79%	37
38	10,001-20,000	30	401,580	178,740	100.00%	323,315,682	99.88%	2	30,639	119,022	100.00%	114,178,709	99.81%	38
39	over 20,000	8	403,336	178,748	100.00%	323,719,018	100.00%	4	213,958	119,026	100.00%	114,392,667	100.00%	39

		Average Number of Customers:		29,791				Average Number of Customers:		19,838
		Average Consumption:		1,811		kWh per bill		Average Consumption:		961	kWh per bill
		Median Consumption:		1,714		kWh per bill		Median Consumption:		850	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: EC-1, EC-1 w/E-3, EC-1 w/E-4, EC-1 w/EPR-2

DESCRIPTION:       Residential Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	248	—	248	0.23%	—	0.00%	213	—	213	0.19%	—	0.00%	1
2	0-0.4	266	66	514	0.48%	66	0.01%	288	76	501	0.45%	76	0.01%	2
3	0.4-0.8	157	102	671	0.62%	168	0.02%	273	178	774	0.70%	254	0.03%	3
4	0.8-1.2	198	204	869	0.81%	372	0.04%	524	557	1,298	1.17%	812	0.10%	4
5	1.2-1.6	180	263	1,049	0.98%	635	0.07%	676	985	1,974	1.78%	1,797	0.22%	5
6	1.6-2.0	274	518	1,323	1.23%	1,153	0.12%	1,090	2,038	3,064	2.77%	3,835	0.47%	6
7	2.0-2.4	398	894	1,721	1.60%	2,047	0.22%	1,272	2,857	4,336	3.91%	6,691	0.82%	7
8	2.4-2.8	552	1,470	2,273	2.11%	3,517	0.38%	1,580	4,200	5,916	5.34%	10,891	1.33%	8
9	2.8-3.2	825	2,516	3,098	2.88%	6,033	0.65%	2,260	6,882	8,176	7.38%	17,773	2.18%	9
10	3.2-3.6	1,047	3,621	4,145	3.85%	9,654	1.04%	2,375	8,218	10,551	9.52%	25,991	3.18%	10
11	3.6-4.0	1,613	6,246	5,758	5.35%	15,900	1.72%	3,452	13,345	14,003	12.64%	39,335	4.82%	11
12	4.0-4.4	2,106	8,967	7,864	7.31%	24,867	2.69%	3,732	15,855	17,735	16.01%	55,191	6.76%	12
13	4.4-4.8	2,841	13,241	10,705	9.95%	38,109	4.12%	4,506	20,988	22,241	20.07%	76,178	9.33%	13
14	4.8-5.2	4,088	20,642	14,793	13.75%	58,751	6.34%	5,644	28,484	27,885	25.17%	104,662	12.82%	14
15	5.2-5.6	4,233	23,096	19,026	17.69%	81,847	8.84%	5,502	30,003	33,387	30.13%	134,664	16.50%	15
16	5.6-6.0	5,387	31,593	24,413	22.70%	113,440	12.25%	6,552	38,409	39,939	36.04%	173,074	21.20%	16
17	6.0-6.4	5,657	35,337	30,070	27.95%	148,776	16.07%	6,298	39,351	46,237	41.73%	212,425	26.02%	17
18	6.4-6.8	5,772	38,418	35,842	33.32%	187,194	20.22%	6,209	41,293	52,446	47.33%	253,718	31.08%	18
19	6.8-7.2	6,471	45,581	42,313	39.34%	232,775	25.14%	6,971	49,085	59,417	53.62%	302,803	37.09%	19
20	7.2-7.6	5,742	42,771	48,055	44.67%	275,546	29.76%	5,855	43,615	65,272	58.91%	346,418	42.44%	20
21	7.6-8.0	6,221	48,860	54,276	50.46%	324,406	35.03%	6,101	47,932	71,373	64.41%	394,350	48.31%	21
22	8.0-8.4	5,527	45,576	59,803	55.60%	369,982	39.96%	5,178	42,679	76,551	69.08%	437,029	53.54%	22
23	8.4-8.8	5,099	44,097	64,902	60.34%	414,079	44.72%	4,606	39,846	81,157	73.24%	476,875	58.42%	23
24	8.8-9.2	5,291	47,845	70,193	65.26%	461,924	49.89%	4,647	42,006	85,804	77.44%	518,881	63.57%	24
25	9.2-9.6	4,231	39,980	74,424	69.19%	501,904	54.20%	3,523	33,270	89,327	80.61%	552,151	67.64%	25
26	9.6-10.0	4,253	41,905	78,677	73.14%	543,809	58.73%	3,334	32,855	92,661	83.62%	585,006	71.67%	26
27	10.0-10.4	3,405	34,887	82,082	76.31%	578,696	62.50%	2,685	27,505	95,346	86.05%	612,512	75.04%	27
28	10.4-10.8	3,288	35,026	85,370	79.36%	613,721	66.28%	2,407	25,623	97,753	88.22%	638,135	78.17%	28
29	10.8-11.2	3,046	33,621	88,416	82.20%	647,342	69.91%	2,147	23,700	99,900	90.16%	661,835	81.08%	29
30	11.2-12.0	4,606	53,683	93,022	86.48%	701,025	75.71%	3,009	35,037	102,909	92.87%	696,872	85.37%	30
31	12.0 - 13.0	4,246	53,221	97,268	90.43%	754,246	81.46%	2,495	31,239	105,404	95.12%	728,111	89.20%	31
32	13.0 - 14.0	2,951	39,916	100,219	93.17%	794,162	85.77%	1,781	24,080	107,185	96.73%	752,191	92.15%	32
33	14.0 - 15.0	2,044	29,682	102,263	95.07%	823,844	88.97%	1,050	15,266	108,235	97.68%	767,456	94.02%	33
34	15.0 - 16.0	1,404	21,808	103,667	96.37%	845,652	91.33%	753	11,693	108,988	98.36%	779,149	95.45%	34
35	16.0 - 17.0	953	15,761	104,620	97.26%	861,413	93.03%	500	8,265	109,488	98.81%	787,415	96.46%	35
36	17.0 - 18.0	674	11,815	105,294	97.89%	873,227	94.31%	317	5,555	109,805	99.10%	792,970	97.14%	36
37	18.0 - 19.0	508	9,420	105,802	98.36%	882,648	95.32%	222	4,112	110,027	99.30%	797,082	97.65%	37
38	19.0 - 20.0	423	8,255	106,225	98.75%	890,903	96.22%	173	3,383	110,200	99.45%	800,465	98.06%	38
39	20.0 - 25.0	892	19,657	107,117	99.58%	910,560	98.34%	415	9,118	110,615	99.83%	809,583	99.18%	39
40	25.0 - 30.0	257	6,974	107,374	99.82%	917,534	99.09%	91	2,453	110,706	99.91%	812,036	99.48%	40
41	Over 30.0	193	8,416	107,567	100.00%	925,950	100.00%	101	4,259	110,807	100.00%	816,295	100.00%	41

		Average Number of Customers:		17,928				Average Number of Customers:		18,468
		Average Load:		9.0	kW per bill			Average Load:		7.0	kW per bill
		Median Load:		8.2	kW per bill			Median Load:		7.2	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: EC-1, EC-1 w/E-3, EC-1 w/E-4, EC-1 w/EPR-2

DESCRIPTION:       Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	204	—	204	0.19%	—	0.00%	168	—	168	0.15%	—	0.00%	1
2	1-50	149	3,519	353	0.33%	3,519	0.00%	154	4,564	322	0.29%	4,564	0.00%	2
3	51-100	172	13,274	525	0.49%	16,793	0.01%	246	19,267	568	0.51%	23,831	0.01%	3
4	101-150	199	24,491	724	0.67%	41,284	0.02%	306	38,625	874	0.79%	62,456	0.04%	4
5	151-200	229	40,574	953	0.89%	81,858	0.03%	378	67,257	1,252	1.13%	129,713	0.08%	5
6	201-250	235	52,803	1,188	1.10%	134,661	0.05%	574	130,149	1,826	1.65%	259,862	0.16%	6
7	251-300	263	72,537	1,451	1.35%	207,198	0.08%	766	211,801	2,592	2.34%	471,663	0.28%	7
8	301-350	323	105,193	1,774	1.65%	312,391	0.13%	1,074	350,419	3,666	3.31%	822,082	0.49%	8
9	351-400	391	147,455	2,165	2.01%	459,846	0.19%	1,248	470,213	4,914	4.44%	1,292,295	0.77%	9
10	401-450	514	218,474	2,679	2.49%	678,320	0.27%	1,517	645,678	6,431	5.80%	1,937,973	1.16%	10
11	451-500	518	247,167	3,197	2.97%	925,487	0.37%	1,662	791,132	8,093	7.30%	2,729,105	1.63%	11
12	501-550	606	318,970	3,803	3.54%	1,244,457	0.50%	1,885	992,654	9,978	9.01%	3,721,759	2.22%	12
13	551-600	689	396,732	4,492	4.18%	1,641,189	0.66%	2,181	1,254,931	12,159	10.97%	4,976,690	2.97%	13
14	601-650	833	521,495	5,325	4.95%	2,162,684	0.87%	2,268	1,419,894	14,427	13.02%	6,396,584	3.82%	14
15	651-700	827	558,794	6,152	5.72%	2,721,478	1.10%	2,456	1,659,944	16,883	15.24%	8,056,528	4.81%	15
16	701-750	1,008	732,184	7,160	6.66%	3,453,662	1.40%	2,564	1,860,348	19,447	17.55%	9,916,876	5.92%	16
17	751-800	1,092	847,679	8,252	7.67%	4,301,341	1.74%	2,710	2,103,125	22,157	20.00%	12,020,001	7.17%	17
18	801-850	1,121	925,542	9,373	8.71%	5,226,883	2.11%	2,925	2,415,508	25,082	22.64%	14,435,509	8.61%	18
19	851-900	1,192	1,044,684	10,565	9.82%	6,271,567	2.53%	2,991	2,618,330	28,073	25.34%	17,053,839	10.17%	19
20	901-950	1,317	1,219,948	11,882	11.04%	7,491,515	3.03%	3,049	2,820,649	31,122	28.09%	19,874,488	11.86%	20
21	951-1,000	1,478	1,442,938	13,360	12.42%	8,934,453	3.61%	3,168	3,091,300	34,290	30.95%	22,965,788	13.70%	21
22	1,001-1,100	3,054	3,212,903	16,414	15.26%	12,147,356	4.91%	6,324	6,648,715	40,614	36.66%	29,614,503	17.67%	22
23	1,101-1,200	3,441	3,958,492	19,855	18.46%	16,105,848	6.51%	6,376	7,336,303	46,990	42.41%	36,950,806	22.04%	23
24	1,201-1,300	3,611	4,515,608	23,466	21.81%	20,621,456	8.33%	6,209	7,762,130	53,199	48.02%	44,712,936	26.68%	24
25	1,301-1,400	3,853	5,206,917	27,319	25.39%	25,828,373	10.43%	5,924	7,998,188	59,123	53.36%	52,711,124	31.45%	25
26	1,401-1,500	3,928	5,697,415	31,247	29.05%	31,525,788	12.73%	5,646	8,186,593	64,769	58.46%	60,897,717	36.33%	26
27	1,501-1,600	3,961	6,142,977	35,208	32.73%	37,668,765	15.22%	5,254	8,140,388	70,023	63.20%	69,038,105	41.19%	27
28	1,601-1,700	4,072	6,721,512	39,280	36.51%	44,390,277	17.93%	4,668	7,701,534	74,691	67.42%	76,739,639	45.78%	28
29	1,701-1,800	4,097	7,170,593	43,377	40.32%	51,560,870	20.83%	4,352	7,613,441	79,043	71.34%	84,353,080	50.32%	29
30	1,801-1,900	4,056	7,504,368	47,433	44.09%	59,065,238	23.86%	3,853	7,127,133	82,896	74.82%	91,480,213	54.58%	30
31	1,901-2,000	3,906	7,618,024	51,339	47.72%	66,683,262	26.93%	3,408	6,641,305	86,304	77.90%	98,121,518	58.54%	31
32	2,001-2,250	9,398	19,953,783	60,737	56.46%	86,637,045	34.99%	6,986	14,788,971	93,290	84.20%	112,910,489	67.36%	32
33	2,251-2,500	8,392	19,917,095	69,129	64.26%	106,554,140	43.04%	4,857	11,500,560	98,147	88.59%	124,411,049	74.22%	33
34	2,501-3,000	13,662	37,361,479	82,791	76.96%	143,915,619	58.13%	6,014	16,371,205	104,161	94.01%	140,782,254	83.99%	34
35	3,001-4,000	14,964	51,269,505	97,755	90.87%	195,185,124	78.84%	4,489	15,246,831	108,650	98.07%	156,029,085	93.08%	35
36	4,001-5,000	5,720	25,284,812	103,475	96.18%	220,469,936	89.05%	1,307	5,770,841	109,957	99.25%	161,799,926	96.53%	36
37	5,001-10,000	3,907	24,120,643	107,382	99.82%	244,590,579	98.80%	762	4,626,762	110,719	99.93%	166,426,688	99.29%	37
38	10,001-20,000	172	2,130,996	107,554	99.97%	246,721,575	99.66%	58	791,589	110,777	99.99%	167,218,277	99.76%	38
39	over 20,000	27	851,581	107,581	100.00%	247,573,156	100.00%	15	401,915	110,792	100.00%	167,620,192	100.00%	39

		Average Number of Customers:		17,930				Average Number of Customers:		18,465
		Average Consumption:		2,301	kWh per bill			Average Consumption:		1,513	kWh per bill
		Median Consumption:		2,183	kWh per bill			Median Consumption:		1,389	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: ECT-1R, ECT-1R w/E-3, ECT-1R w/E-4, ECT-1R w/EPR-2, ECT-1R w/EPR-5

DESCRIPTION:       Residential Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	641	—	641	0.22%	—	0.00%	592	—	592	0.20%	—	0.00%	1
2	0-0.4	665	170	1,306	0.45%	170	0.01%	1,027	266	1,619	0.55%	266	0.01%	2
3	0.4-0.8	569	372	1,875	0.65%	542	0.02%	1,114	734	2,733	0.93%	999	0.05%	3
4	0.8-1.2	485	514	2,360	0.81%	1,056	0.04%	1,648	1,754	4,381	1.50%	2,753	0.13%	4
5	1.2-1.6	520	758	2,880	0.99%	1,814	0.06%	2,480	3,626	6,861	2.35%	6,379	0.30%	5
6	1.6-2.0	798	1,490	3,678	1.27%	3,303	0.11%	3,829	7,129	10,690	3.66%	13,508	0.63%	6
7	2.0-2.4	1,169	2,650	4,847	1.67%	5,953	0.20%	5,316	12,023	16,006	5.48%	25,531	1.19%	7
8	2.4-2.8	1,420	3,777	6,267	2.16%	9,730	0.33%	6,838	18,171	22,844	7.81%	43,702	2.04%	8
9	2.8-3.2	1,973	6,041	8,240	2.84%	15,771	0.54%	8,270	25,282	31,114	10.64%	68,984	3.23%	9
10	3.2-3.6	2,723	9,416	10,963	3.77%	25,187	0.86%	9,770	33,746	40,884	13.99%	102,730	4.81%	10
11	3.6-4.0	3,831	14,782	14,794	5.09%	39,969	1.36%	11,395	43,934	52,279	17.88%	146,664	6.86%	11
12	4.0-4.4	4,751	20,227	19,545	6.73%	60,196	2.05%	12,450	52,951	64,729	22.14%	199,616	9.34%	12
13	4.4-4.8	5,937	27,634	25,482	8.77%	87,830	2.99%	13,910	64,731	78,639	26.90%	264,347	12.37%	13
14	4.8-5.2	7,208	36,429	32,690	11.25%	124,259	4.22%	14,664	74,093	93,303	31.92%	338,440	15.83%	14
15	5.2-5.6	8,710	47,523	41,400	14.25%	171,781	5.84%	15,268	83,226	108,571	37.14%	421,666	19.73%	15
16	5.6-6.0	9,695	56,740	51,095	17.58%	228,522	7.77%	15,473	90,542	124,044	42.43%	512,209	23.96%	16
17	6.0-6.4	10,565	66,063	61,660	21.22%	294,585	10.02%	15,261	95,356	139,305	47.65%	607,564	28.42%	17
18	6.4-6.8	11,075	73,665	72,735	25.03%	368,250	12.52%	14,666	97,520	153,971	52.67%	705,084	32.99%	18
19	6.8-7.2	11,684	82,402	84,419	29.05%	450,651	15.32%	14,193	100,058	168,164	57.53%	805,142	37.67%	19
20	7.2-7.6	11,993	89,359	96,412	33.18%	540,010	18.36%	13,036	97,093	181,200	61.99%	902,235	42.21%	20
21	7.6-8.0	12,011	94,291	108,423	37.31%	634,302	21.57%	12,057	94,639	193,257	66.11%	996,874	46.64%	21
22	8.0-8.4	12,246	101,015	120,669	41.53%	735,316	25.00%	11,124	91,768	204,381	69.92%	1,088,642	50.93%	22
23	8.4-8.8	12,126	104,885	132,795	45.70%	840,202	28.57%	10,283	88,928	214,664	73.43%	1,177,570	55.09%	23
24	8.8-9.2	11,646	105,405	144,441	49.71%	945,607	32.15%	9,010	81,529	223,674	76.52%	1,259,098	58.91%	24
25	9.2-9.6	11,641	109,995	156,082	53.71%	1,055,602	35.89%	8,093	76,471	231,767	79.29%	1,335,569	62.48%	25
26	9.6-10.0	11,174	110,068	167,256	57.56%	1,165,670	39.63%	7,181	70,723	238,948	81.74%	1,406,293	65.79%	26
27	10.0-10.4	10,397	106,545	177,653	61.14%	1,272,216	43.26%	6,410	65,697	245,358	83.93%	1,471,990	68.87%	27
28	10.4-10.8	9,955	106,018	187,608	64.56%	1,378,233	46.86%	5,597	59,600	250,955	85.85%	1,531,590	71.65%	28
29	10.8-11.2	9,328	103,064	196,936	67.77%	1,481,297	50.37%	4,889	54,022	255,844	87.52%	1,585,612	74.18%	29
30	11.2-12.0	16,447	191,490	213,383	73.43%	1,672,787	56.88%	7,908	92,026	263,752	90.23%	1,677,638	78.49%	30
31	12.0 - 13.0	17,417	218,240	230,800	79.42%	1,891,027	64.30%	7,327	91,792	271,079	92.73%	1,769,429	82.78%	31
32	13.0 - 14.0	13,496	182,577	244,296	84.07%	2,073,604	70.50%	5,333	72,131	276,412	94.56%	1,841,561	86.16%	32
33	14.0 - 15.0	10,526	152,904	254,822	87.69%	2,226,508	75.70%	3,715	53,967	280,127	95.83%	1,895,527	88.68%	33
34	15.0 - 16.0	7,995	124,199	262,817	90.44%	2,350,708	79.93%	2,888	44,824	283,015	96.82%	1,940,352	90.78%	34
35	16.0 - 17.0	5,863	96,955	268,680	92.46%	2,447,663	83.22%	2,011	33,246	285,026	97.50%	1,973,597	92.33%	35
36	17.0 - 18.0	4,539	79,562	273,219	94.02%	2,527,225	85.93%	1,577	27,659	286,603	98.04%	2,001,256	93.63%	36
37	18.0 - 19.0	3,452	63,970	276,671	95.21%	2,591,194	88.10%	1,143	21,179	287,746	98.44%	2,022,435	94.62%	37
38	19.0 - 20.0	2,671	52,175	279,342	96.13%	2,643,370	89.88%	930	18,182	288,676	98.75%	2,040,617	95.47%	38
39	20.0 - 25.0	6,781	149,901	286,123	98.46%	2,793,271	94.97%	2,194	48,535	290,870	99.50%	2,089,152	97.74%	39
40	25.0 - 30.0	2,426	66,008	288,549	99.30%	2,859,278	97.22%	770	20,911	291,640	99.77%	2,110,062	98.72%	40
41	Over 30.0	2,041	81,825	290,590	100.00%	2,941,104	100.00%	680	27,423	292,320	100.00%	2,137,485	100.00%	41

		Average Number of Customers:		48,432				Average Number of Customers:		48,720
		Average Load:		10.0	kW per bill			Average Load:		7.0	kW per bill
		Median Load:		9.5	kW per bill			Median Load:		6.6	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-1R, ECT-1R w/E-3, ECT-1R w/E-4, ECT-1R w/EPR-2, ECT-1R w/EPR-5

DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	467	—	467	0.16%	—	0.00%	414	—	414	0.14%	—	0.00%	1
2	1-50	469	10,934	936	0.32%	10,934	0.00%	580	14,335	994	0.34%	14,335	0.00%	2
3	51-100	358	27,202	1,294	0.45%	38,136	0.00%	752	57,858	1,746	0.60%	72,193	0.01%	3
4	101-150	404	50,283	1,698	0.58%	88,419	0.01%	827	103,710	2,573	0.88%	175,903	0.03%	4
5	151-200	433	76,205	2,131	0.73%	164,624	0.02%	920	162,369	3,493	1.19%	338,272	0.06%	5
6	201-250	481	108,721	2,612	0.90%	273,345	0.03%	968	218,349	4,461	1.53%	556,621	0.10%	6
7	251-300	454	124,887	3,066	1.06%	398,232	0.04%	1,292	356,391	5,753	1.97%	913,012	0.16%	7
8	301-350	498	162,071	3,564	1.23%	560,303	0.06%	1,508	492,920	7,261	2.48%	1,405,932	0.25%	8
9	351-400	631	237,362	4,195	1.44%	797,665	0.09%	1,877	705,634	9,138	3.13%	2,111,566	0.38%	9
10	401-450	645	274,188	4,840	1.67%	1,071,853	0.12%	2,250	958,234	11,388	3.90%	3,069,800	0.55%	10
11	451-500	724	344,572	5,564	1.91%	1,416,425	0.16%	2,680	1,275,095	14,068	4.81%	4,344,895	0.78%	11
12	501-550	850	446,821	6,414	2.21%	1,863,246	0.21%	3,140	1,651,689	17,208	5.89%	5,996,584	1.08%	12
13	551-600	951	547,787	7,365	2.53%	2,411,033	0.27%	3,414	1,966,517	20,622	7.05%	7,963,101	1.43%	13
14	601-650	1,112	696,964	8,477	2.92%	3,107,997	0.35%	3,909	2,446,952	24,531	8.39%	10,410,053	1.87%	14
15	651-700	1,224	828,014	9,701	3.34%	3,936,011	0.44%	4,177	2,823,131	28,708	9.82%	13,233,184	2.38%	15
16	701-750	1,294	939,465	10,995	3.78%	4,875,476	0.54%	4,482	3,254,038	33,190	11.35%	16,487,222	2.97%	16
17	751-800	1,393	1,079,782	12,388	4.26%	5,955,258	0.66%	4,900	3,801,910	38,090	13.03%	20,289,132	3.65%	17
18	801-850	1,503	1,240,534	13,891	4.78%	7,195,792	0.80%	5,275	4,355,050	43,365	14.83%	24,644,182	4.44%	18
19	851-900	1,729	1,514,206	15,620	5.38%	8,709,998	0.97%	5,475	4,794,681	48,840	16.71%	29,438,863	5.30%	19
20	901-950	1,851	1,713,319	17,471	6.01%	10,423,317	1.16%	5,633	5,214,431	54,473	18.63%	34,653,294	6.24%	20
21	951-1,000	1,952	1,904,773	19,423	6.68%	12,328,090	1.38%	5,951	5,804,174	60,424	20.67%	40,457,468	7.28%	21
22	1,001-1,100	4,418	4,644,433	23,841	8.20%	16,972,523	1.89%	12,470	13,103,621	72,894	24.93%	53,561,089	9.64%	22
23	1,101-1,200	4,972	5,723,877	28,813	9.92%	22,696,400	2.53%	13,176	15,159,450	86,070	29.44%	68,720,539	12.37%	23
24	1,201-1,300	5,429	6,795,567	34,242	11.78%	29,491,967	3.29%	13,711	17,145,826	99,781	34.13%	85,866,365	15.46%	24
25	1,301-1,400	6,050	8,172,252	40,292	13.87%	37,664,219	4.20%	13,665	18,456,396	113,446	38.81%	104,322,761	18.78%	25
26	1,401-1,500	6,388	9,268,021	46,680	16.06%	46,932,240	5.23%	13,623	19,759,999	127,069	43.47%	124,082,760	22.34%	26
27	1,501-1,600	6,890	10,686,556	53,570	18.43%	57,618,796	6.43%	13,616	21,107,865	140,685	48.12%	145,190,625	26.14%	27
28	1,601-1,700	7,157	11,815,139	60,727	20.90%	69,433,935	7.74%	12,861	21,223,524	153,546	52.52%	166,414,149	29.96%	28
29	1,701-1,800	7,522	13,167,848	68,249	23.49%	82,601,783	9.21%	12,101	21,175,682	165,647	56.66%	187,589,831	33.78%	29
30	1,801-1,900	7,611	14,090,791	75,860	26.11%	96,692,574	10.78%	11,629	21,514,887	177,276	60.64%	209,104,718	37.65%	30
31	1,901-2,000	8,087	15,778,371	83,947	28.89%	112,470,945	12.54%	10,584	20,643,895	187,860	64.26%	229,748,613	41.37%	31
32	2,001-2,250	20,525	43,643,705	104,472	35.95%	156,114,650	17.41%	23,190	49,167,680	211,050	72.19%	278,916,293	50.22%	32
33	2,251-2,500	20,546	48,795,270	125,018	43.02%	204,909,920	22.86%	18,135	42,993,124	229,185	78.40%	321,909,417	57.96%	33
34	2,501-3,000	38,903	106,847,018	163,921	56.41%	311,756,938	34.77%	24,460	66,731,132	253,645	86.76%	388,640,549	69.98%	34
35	3,001-4,000	60,172	208,202,162	224,093	77.12%	519,959,100	58.00%	22,815	77,912,395	276,460	94.57%	466,552,944	84.00%	35
36	4,001-5,000	32,992	146,485,746	257,085	88.47%	666,444,846	74.33%	8,356	36,988,249	284,816	97.42%	503,541,193	90.66%	36
37	5,001-10,000	30,943	195,416,677	288,028	99.12%	861,861,523	96.13%	6,947	43,834,610	291,763	99.80%	547,375,803	98.56%	37
38	10,001-20,000	2,388	29,780,767	290,416	99.94%	891,642,290	99.45%	540	6,784,800	292,303	99.99%	554,160,603	99.78%	38
39	over 20,000	175	4,915,438	290,591	100.00%	896,557,728	100.00%	43	1,232,254	292,346	100.00%	555,392,857	100.00%	39

Average Number of Customers:	48,432		Average Number of Customers:	48,724
Average Consumption:	3,085	kWh per bill	Average Consumption:	1,900	kWh per bill
Median Consumption:	2,902	kWh per bill	Median Consumption:	1,661	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTE: Median consumption reflects 2007 bills only	Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-2, ECT-2 w/E-3, ECT-2 w/E-4, ECT-2 w/EPR-2, ECT-2 w/EPR-5

DESCRIPTION:	Residential Electric Rate Applicable to All Territory Served by Company

			SUMMER (May through October)					WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	240	—	240	0.62%	—	0.00%	164	—	164	0.68%	—	0.00%	1
2	0-0.4	109	27	349	0.91%	27	0.01%	132	34	296	1.23%	34	0.02%	2
3	0.4-0.8	103	69	452	1.17%	96	0.03%	195	133	491	2.05%	166	0.12%	3
4	0.8-1.2	125	134	577	1.50%	230	0.07%	273	292	764	3.19%	458	0.32%	4
5	1.2-1.6	167	245	744	1.93%	474	0.13%	452	666	1,216	5.07%	1,124	0.79%	5
6	1.6-2.0	221	412	965	2.50%	886	0.25%	592	1,103	1,808	7.54%	2,227	1.56%	6
7	2.0-2.4	255	574	1,220	3.17%	1,461	0.41%	810	1,823	2,618	10.92%	4,050	2.84%	7
8	2.4-2.8	327	871	1,547	4.01%	2,332	0.66%	966	2,562	3,584	14.95%	6,612	4.64%	8
9	2.8-3.2	469	1,437	2,016	5.23%	3,769	1.07%	1,184	3,618	4,768	19.89%	10,231	7.17%	9
10	3.2-3.6	553	1,914	2,569	6.66%	5,682	1.61%	1,238	4,271	6,006	25.06%	14,501	10.17%	10
11	3.6-4.0	723	2,783	3,292	8.54%	8,465	2.40%	1,315	5,068	7,321	30.54%	19,569	13.72%	11
12	4.0-4.4	872	3,716	4,164	10.80%	12,181	3.45%	1,489	6,333	8,810	36.76%	25,902	18.16%	12
13	4.4-4.8	969	4,510	5,133	13.32%	16,691	4.72%	1,379	6,419	10,189	42.51%	32,321	22.66%	13
14	4.8-5.2	1,100	5,560	6,233	16.17%	22,251	6.30%	1,350	6,814	11,539	48.14%	39,135	27.44%	14
15	5.2-5.6	1,275	6,955	7,508	19.48%	29,205	8.27%	1,318	7,191	12,857	53.64%	46,326	32.48%	15
16	5.6-6.0	1,468	8,585	8,976	23.29%	37,791	10.70%	1,236	7,224	14,093	58.80%	53,550	37.54%	16
17	6.0-6.4	1,514	9,472	10,490	27.21%	47,263	13.38%	1,197	7,477	15,290	63.79%	61,027	42.78%	17
18	6.4-6.8	1,589	10,578	12,079	31.34%	57,840	16.37%	1,118	7,433	16,408	68.46%	68,460	48.00%	18
19	6.8-7.2	1,646	11,607	13,725	35.61%	69,448	19.66%	995	7,015	17,403	72.61%	75,475	52.91%	19
20	7.2-7.6	1,644	12,249	15,369	39.87%	81,697	23.13%	846	6,295	18,249	76.14%	81,771	57.33%	20
21	7.6-8.0	1,634	12,825	17,003	44.11%	94,522	26.76%	820	6,438	19,069	79.56%	88,209	61.84%	21
22	8.0-8.4	1,712	14,122	18,715	48.55%	108,645	30.76%	650	5,362	19,719	82.27%	93,570	65.60%	22
23	8.4-8.8	1,628	14,088	20,343	52.78%	122,733	34.74%	577	4,991	20,296	84.68%	98,561	69.10%	23
24	8.8-9.2	1,604	14,516	21,947	56.94%	137,248	38.85%	520	4,700	20,816	86.85%	103,262	72.39%	24
25	9.2-9.6	1,441	13,611	23,388	60.68%	150,859	42.71%	436	4,123	21,252	88.67%	107,384	75.28%	25
26	9.6-10.0	1,435	14,133	24,823	64.40%	164,992	46.71%	358	3,522	21,610	90.16%	110,906	77.75%	26
27	10.0-10.4	1,338	13,714	26,161	67.87%	178,706	50.59%	340	3,480	21,950	91.58%	114,387	80.19%	27
28	10.4-10.8	1,292	13,758	27,453	71.22%	192,463	54.48%	287	3,054	22,237	92.78%	117,440	82.33%	28
29	10.8-11.2	1,166	12,890	28,619	74.25%	205,353	58.13%	233	2,574	22,470	93.75%	120,014	84.14%	29
30	11.2-12.0	2,035	23,685	30,654	79.53%	229,038	64.84%	343	3,983	22,813	95.18%	123,997	86.93%	30
31	12.0 - 13.0	2,048	25,649	32,702	84.84%	254,687	72.10%	286	3,577	23,099	96.37%	127,574	89.44%	31
32	13.0 - 14.0	1,554	21,031	34,256	88.87%	275,718	78.05%	234	3,162	23,333	97.35%	130,736	91.66%	32
33	14.0 - 15.0	1,136	16,495	35,392	91.82%	292,214	82.72%	187	2,709	23,520	98.13%	133,445	93.55%	33
34	15.0 - 16.0	809	12,569	36,201	93.92%	304,782	86.28%	93	1,449	23,613	98.52%	134,895	94.57%	34
35	16.0 - 17.0	603	9,966	36,804	95.48%	314,749	89.10%	64	1,061	23,677	98.79%	135,956	95.31%	35
36	17.0 - 18.0	413	7,241	37,217	96.55%	321,990	91.15%	57	999	23,734	99.02%	136,954	96.01%	36
37	18.0 - 19.0	262	4,855	37,479	97.23%	326,845	92.52%	28	516	23,762	99.14%	137,470	96.38%	37
38	19.0 - 20.0	220	4,296	37,699	97.81%	331,140	93.74%	38	747	23,800	99.30%	138,217	96.90%	38
39	20.0 - 25.0	529	11,625	38,228	99.18%	342,765	97.03%	97	2,126	23,897	99.70%	140,343	98.39%	39
40	25.0 - 30.0	165	4,469	38,393	99.61%	347,234	98.30%	41	1,123	23,938	99.87%	141,465	99.18%	40
41	Over 30.0	152	6,019	38,545	100.00%	353,253	100.00%	30	1,173	23,968	100.00%	142,639	100.00%	41

Average Number of Customers:	6,424		Average Number of Customers:	3,995
Average Load:	9.0	kW per bill	Average Load:	6.0	kW per bill
Median Load:	8.7	kW per bill	Median Load:	5.3	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-2, ECT-2 w/E-3, ECT-2 w/E-4, ECT-2 w/EPR-2, ECT-2 w/EPR-5

DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	204	—	204	0.53%	—	0.00%	145	—	145	0.61%	—	0.00%	1
2	1-50	105	2,483	309	0.80%	2,483	0.00%	139	3,803	284	1.19%	3,803	0.01%	2
3	51-100	104	7,817	413	1.07%	10,300	0.01%	153	11,438	437	1.82%	15,241	0.04%	3
4	101-150	88	10,919	501	1.30%	21,219	0.02%	161	20,249	598	2.50%	35,490	0.09%	4
5	151-200	83	14,597	584	1.51%	35,816	0.03%	159	27,776	757	3.16%	63,266	0.16%	5
6	201-250	95	21,349	679	1.76%	57,165	0.05%	184	41,585	941	3.93%	104,851	0.27%	6
7	251-300	98	27,106	777	2.02%	84,271	0.07%	212	58,468	1,153	4.81%	163,319	0.42%	7
8	301-350	100	32,592	877	2.27%	116,863	0.10%	230	75,024	1,383	5.77%	238,343	0.61%	8
9	351-400	124	46,593	1,001	2.60%	163,456	0.14%	233	87,666	1,616	6.74%	326,009	0.84%	9
10	401-450	124	52,882	1,125	2.92%	216,338	0.19%	269	115,011	1,885	7.87%	441,020	1.14%	10
11	451-500	150	71,546	1,275	3.31%	287,884	0.25%	317	151,036	2,202	9.19%	592,056	1.53%	11
12	501-550	146	76,699	1,421	3.69%	364,583	0.32%	365	191,971	2,567	10.71%	784,027	2.02%	12
13	551-600	154	88,357	1,575	4.08%	452,940	0.40%	393	226,864	2,960	12.35%	1,010,891	2.61%	13
14	601-650	179	112,200	1,754	4.55%	565,140	0.50%	440	275,302	3,400	14.19%	1,286,193	3.32%	14
15	651-700	212	143,489	1,966	5.10%	708,629	0.62%	483	326,266	3,883	16.20%	1,612,459	4.16%	15
16	701-750	198	143,799	2,164	5.61%	852,428	0.75%	510	370,822	4,393	18.33%	1,983,281	5.11%	16
17	751-800	214	165,968	2,378	6.17%	1,018,396	0.89%	545	423,072	4,938	20.61%	2,406,353	6.20%	17
18	801-850	261	215,622	2,639	6.84%	1,234,018	1.08%	551	454,582	5,489	22.90%	2,860,935	7.38%	18
19	851-900	227	198,669	2,866	7.43%	1,432,687	1.26%	561	490,990	6,050	25.25%	3,351,925	8.64%	19
20	901-950	242	224,172	3,108	8.06%	1,656,859	1.46%	577	534,007	6,627	27.65%	3,885,932	10.02%	20
21	951-1,000	293	286,062	3,401	8.82%	1,942,921	1.71%	611	595,927	7,238	30.20%	4,481,859	11.56%	21
22	1,001-1,100	593	623,512	3,994	10.36%	2,566,433	2.25%	1,194	1,255,330	8,432	35.18%	5,737,189	14.79%	22
23	1,101-1,200	620	713,106	4,614	11.97%	3,279,539	2.88%	1,228	1,412,008	9,660	40.31%	7,149,197	18.43%	23
24	1,201-1,300	691	865,434	5,305	13.76%	4,144,973	3.64%	1,144	1,431,034	10,804	45.08%	8,580,231	22.12%	24
25	1,301-1,400	755	1,019,107	6,060	15.72%	5,164,080	4.54%	1,081	1,459,436	11,885	49.59%	10,039,667	25.88%	25
26	1,401-1,500	810	1,175,694	6,870	17.82%	6,339,774	5.57%	1,033	1,498,498	12,918	53.90%	11,538,165	29.75%	26
27	1,501-1,600	845	1,309,955	7,715	20.01%	7,649,729	6.72%	1,077	1,668,971	13,995	58.40%	13,207,136	34.05%	27
28	1,601-1,700	905	1,493,340	8,620	22.36%	9,143,069	8.03%	936	1,544,786	14,931	62.30%	14,751,922	38.03%	28
29	1,701-1,800	923	1,616,048	9,543	24.75%	10,759,117	9.45%	892	1,561,373	15,823	66.03%	16,313,295	42.06%	29
30	1,801-1,900	907	1,679,115	10,450	27.10%	12,438,232	10.93%	849	1,571,983	16,672	69.57%	17,885,278	46.11%	30
31	1,901-2,000	968	1,888,335	11,418	29.61%	14,326,567	12.58%	746	1,455,233	17,418	72.68%	19,340,511	49.86%	31
32	2,001-2,250	2,605	5,533,665	14,023	36.37%	19,860,232	17.45%	1,587	3,361,119	19,005	79.30%	22,701,630	58.53%	32
33	2,251-2,500	2,602	6,176,343	16,625	43.12%	26,036,575	22.87%	1,231	2,918,643	20,236	84.44%	25,620,273	66.05%	33
34	2,501-3,000	5,376	14,776,682	22,001	57.06%	40,813,257	35.85%	1,616	4,404,401	21,852	91.18%	30,024,674	77.41%	34
35	3,001-4,000	8,357	28,926,053	30,358	78.74%	69,739,310	61.26%	1,349	4,595,279	23,201	96.81%	34,619,953	89.26%	35
36	4,001-5,000	4,525	20,049,027	34,883	90.47%	89,788,337	78.87%	452	2,004,803	23,653	98.70%	36,624,756	94.43%	36
37	5,001-10,000	3,501	21,611,574	38,384	99.55%	111,399,911	97.86%	286	1,809,689	23,939	99.89%	38,434,445	99.09%	37
38	10,001-20,000	163	2,105,416	38,547	99.97%	113,505,327	99.70%	23	287,009	23,962	99.99%	38,721,454	99.83%	38
39	over 20,000	10	336,152	38,557	100.00%	113,841,479	100.00%	3	65,680	23,965	100.00%	38,787,134	100.00%	39

Average Number of Customers:	6,426		Average Number of Customers:	3,994
Average Consumption:	2,953	kWh per bill	Average Consumption:	1,618	kWh per bill
Median Consumption:	2,802	kWh per bill	Median Consumption:	1,405	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-20

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	3	—	3	0.15%	—	0.00%	3	—	3	0.15%	—	0.00%	1
2	1-10	74	517	77	3.90%	517	0.39%	158	1,112	161	8.05%	1,112	1.17%	2
3	11-20	161	2,537	238	12.06%	3,054	2.29%	388	6,010	549	27.44%	7,121	7.51%	3
4	21-30	279	6,950	517	26.20%	10,004	7.50%	334	8,333	883	44.13%	15,454	16.31%	4
5	31-40	253	8,816	770	39.03%	18,820	14.10%	274	9,686	1,157	57.82%	25,141	26.53%	5
6	41-50	183	8,183	953	48.30%	27,004	20.24%	227	10,245	1,384	69.17%	35,386	37.33%	6
7	51-60	152	8,432	1,105	56.01%	35,435	26.56%	164	8,958	1,548	77.36%	44,344	46.79%	7
8	61-70	167	10,887	1,272	64.47%	46,323	34.71%	112	7,292	1,660	82.96%	51,636	54.48%	8
9	71-80	150	11,211	1,422	72.07%	57,534	43.12%	70	5,211	1,730	86.46%	56,847	59.98%	9
10	81-90	126	10,707	1,548	78.46%	68,241	51.14%	52	4,435	1,782	89.06%	61,282	64.66%	10
11	91-100	82	7,798	1,630	82.62%	76,038	56.98%	42	3,976	1,824	91.15%	65,258	68.85%	11
12	101-200	264	35,550	1,894	96.00%	111,588	83.63%	141	19,135	1,965	98.20%	84,393	89.04%	12
13	201-300	54	12,630	1,948	98.73%	124,219	93.09%	21	5,063	1,986	99.25%	89,456	94.38%	13
14	301-400	20	6,821	1,968	99.75%	131,040	98.20%	13	4,354	1,999	99.90%	93,810	98.98%	14
15	401-500	3	1,229	1,971	99.90%	132,269	99.12%	1	413	2,000	99.95%	94,223	99.41%	15
16	501-600	1	511	1,972	99.95%	132,780	99.51%	1	557	2,001	100.00%	94,780	100.00%	16
17	601-700	1	658	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	17
18	701-800	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	18
19	801-900	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	19
20	901-1000	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	20
21	1001-1100	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	21
22	1101-1200	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	22
23	1201-1300	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	23
24	1301-1400	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	24
25	1401-1500	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	25
26	1501-1600	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	26
27	1601-1700	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	27
28	1701-1800	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	28
29	1801-1900	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	29
30	1901-2000	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	30
31	2001-2100	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	31
32	2101-2200	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	32
33	2201-2300	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	33
34	2301-2400	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	34
35	2401-2500	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	35
36	2501-2600	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	36
37	2601-2700	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	37
38	2701-2800	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	38
39	2801-2900	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	39
40	2901-3000	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	40
41	Over 3000	—	—	1,973	100.00%	133,437	100.00%	—	—	2,001	100.00%	94,780	100.00%	41

		Average Number of Customers:		329				Average Number of Customers:		334
		Average Load:		68	kW per bill			Average Load:		47	kW per bill
		Median Load:		54	kW per bill			Median Load:		34	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-20

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	6	155	6	0.30%	155	0.00%	4	335	4	0.20%	335	0.00%	2
3	101-200	2	261	8	0.41%	416	0.00%	7	1,070	11	0.55%	1,405	0.01%	3
4	201-300	5	1,263	13	0.66%	1,679	0.01%	9	2,243	20	1.00%	3,648	0.03%	4
5	301-400	6	2,102	19	0.96%	3,781	0.02%	16	5,608	36	1.80%	9,256	0.07%	5
6	401-500	3	1,378	22	1.12%	5,159	0.02%	14	6,327	50	2.50%	15,583	0.11%	6
7	501-750	38	23,992	60	3.04%	29,151	0.13%	78	49,548	128	6.40%	65,131	0.46%	7
8	751-1,000	26	22,947	86	4.36%	52,098	0.22%	109	94,969	237	11.84%	160,100	1.13%	8
9	1,001-1,500	81	102,843	167	8.47%	154,941	0.67%	144	178,212	381	19.04%	338,312	2.40%	9
10	1,501-2,000	89	157,393	256	12.98%	312,334	1.35%	169	297,686	550	27.49%	635,998	4.50%	10
11	2,001-3,000	200	496,986	456	23.12%	809,320	3.49%	266	658,238	816	40.78%	1,294,236	9.17%	11
12	3,001-4,000	180	621,992	636	32.25%	1,431,312	6.18%	188	656,026	1,004	50.17%	1,950,262	13.81%	12
13	4,001-5,000	134	602,019	770	39.05%	2,033,331	8.77%	166	753,665	1,170	58.47%	2,703,927	19.15%	13
14	5,001-7,500	277	1,697,066	1,047	53.09%	3,730,397	16.09%	303	1,867,012	1,473	73.61%	4,570,939	32.38%	14
15	7,501-10,000	229	2,002,148	1,276	64.71%	5,732,545	24.73%	156	1,353,080	1,629	81.41%	5,924,019	41.96%	15
16	10,001-15,000	256	3,115,366	1,532	77.69%	8,847,911	38.17%	154	1,827,280	1,783	89.11%	7,751,299	54.90%	16
17	15,001-20,000	140	2,407,200	1,672	84.79%	11,255,111	48.56%	75	1,312,620	1,858	92.85%	9,063,919	64.20%	17
18	20,001-25,000	76	1,674,980	1,748	88.64%	12,930,091	55.79%	36	803,500	1,894	94.65%	9,867,419	69.89%	18
19	25,001-30,000	49	1,342,820	1,797	91.13%	14,272,911	61.58%	30	815,620	1,924	96.15%	10,683,039	75.67%	19
20	30,001-35,000	38	1,235,220	1,835	93.05%	15,508,131	66.91%	26	837,740	1,950	97.45%	11,520,779	81.60%	20
21	35,001-40,000	40	1,501,860	1,875	95.08%	17,009,991	73.39%	20	741,140	1,970	98.45%	12,261,919	86.85%	21
22	40,001-50,000	31	1,394,680	1,906	96.65%	18,404,671	79.40%	15	640,220	1,985	99.20%	12,902,139	91.38%	22
23	50,001-75,000	43	2,582,000	1,949	98.83%	20,986,671	90.54%	8	483,780	1,993	99.60%	13,385,919	94.81%	23
24	75,001-100,000	16	1,330,080	1,965	99.65%	22,316,751	96.28%	5	426,640	1,998	99.85%	13,812,559	97.83%	24
25	100,001-125,000	5	566,080	1,970	99.90%	22,882,831	98.73%	3	306,160	2,001	100.00%	14,118,719	100.00%	25
26	125,001-150,000	1	135,600	1,971	99.95%	23,018,431	99.31%	—	—	2,001	100.00%	14,118,719	100.00%	26
27	150,001-200,000	1	159,840	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	27
28	200,001-300,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	28
29	300,001-400,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	29
30	400,001-500,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	30
31	500,001-750,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	31
32	750,001-1,000,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	32
33	Over 1,000,000	—	—	1,972	100.00%	23,178,271	100.00%	—	—	2,001	100.00%	14,118,719	100.00%	33

		Average Number of Customers:		329				Average Number of Customers:		334
		Average Consumption:		11,754	kWh per bill			Average Consumption:		7,056	kWh per bill
		Median Consumption:		7,087	kWh per bill			Median Consumption:		4,080	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-21

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	1	—	1	0.93%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	29	162	30	27.78%	162	6.32%	44	260	44	27.67%	260	7.81%	2
3	11-20	20	274	50	46.30%	436	16.96%	38	536	82	51.57%	796	23.93%	3
4	21-30	24	618	74	68.52%	1,054	41.01%	41	1,039	123	77.36%	1,835	55.14%	4
5	31-40	15	500	89	82.41%	1,555	60.47%	16	547	139	87.42%	2,382	71.58%	5
6	41-50	6	276	95	87.96%	1,830	71.20%	16	726	155	97.48%	3,108	93.39%	6
7	51-60	10	550	105	97.22%	2,380	92.58%	3	158	158	99.37%	3,265	98.12%	7
8	61-70	3	191	108	100.00%	2,571	100.00%	1	62	159	100.00%	3,328	100.00%	8
9	71-80	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	9
10	81-90	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	10
11	91-100	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	11
12	101-200	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	12
13	201-300	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	13
14	301-400	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	14
15	401-500	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	15
16	501-600	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	16
17	601-700	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	17
18	701-800	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	18
19	801-900	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	19
20	901-1000	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	20
21	1001-1100	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	21
22	1101-1200	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	22
23	1201-1300	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	23
24	1301-1400	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	24
25	1401-1500	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	25
26	1501-1600	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	26
27	1601-1700	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	27
28	1701-1800	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	28
29	1801-1900	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	29
30	1901-2000	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	30
31	2001-2100	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	31
32	2101-2200	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	32
33	2201-2300	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	33
34	2301-2400	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	34
35	2401-2500	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	35
36	2501-2600	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	36
37	2601-2700	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	37
38	2701-2800	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	38
39	2801-2900	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	39
40	2901-3000	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	40
41	Over 3000	—	—	108	100.00%	2,571	100.00%	—	—	159	100.00%	3,328	100.00%	41

		Average Number of Customers:		18				Average Number of Customers:		27
		Average Load:		24	kW per bill			Average Load:		21	kW per bill
		Median Load:		22	kW per bill			Median Load:		18	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-21

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	201-300	1	280	1	0.93%	280	0.04%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	1	0.93%	280	0.04%	—	—	—	0.00%	—	0.00%	5
6	401-500	—	—	1	0.93%	280	0.04%	1	423	1	0.63%	423	0.06%	6
7	501-750	1	629	2	1.85%	909	0.14%	4	2,134	5	3.14%	2,557	0.34%	7
8	751-1,000	2	1,796	4	3.70%	2,705	0.41%	2	1,676	7	4.40%	4,233	0.56%	8
9	1,001-1,500	4	5,501	8	7.41%	8,206	1.23%	10	12,792	17	10.69%	17,025	2.27%	9
10	1,501-2,000	10	17,687	18	16.67%	25,893	3.89%	13	23,160	30	18.87%	40,185	5.36%	10
11	2,001-3,000	16	38,772	34	31.48%	64,665	9.72%	33	82,500	63	39.62%	122,685	16.36%	11
12	3,001-4,000	20	70,089	54	50.00%	134,754	20.25%	28	99,162	91	57.23%	221,847	29.59%	12
13	4,001-5,000	13	58,864	67	62.04%	193,618	29.09%	23	102,753	114	71.70%	324,600	43.29%	13
14	5,001-7,500	12	77,327	79	73.15%	270,945	40.71%	22	122,568	136	85.53%	447,168	59.63%	14
15	7,501-10,000	11	99,721	90	83.33%	370,666	55.70%	4	35,669	140	88.05%	482,837	64.39%	15
16	10,001-15,000	13	161,013	103	95.37%	531,679	79.89%	12	140,146	152	95.60%	622,983	83.08%	16
17	15,001-20,000	—	—	103	95.37%	531,679	79.89%	5	85,680	157	98.74%	708,663	94.51%	17
18	20,001-25,000	2	48,560	105	97.22%	580,239	87.19%	2	41,200	159	100.00%	749,863	100.00%	18
19	25,001-30,000	2	54,800	107	99.07%	635,039	95.42%	—	—	159	100.00%	749,863	100.00%	19
20	30,001-35,000	1	30,480	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	20
21	35,001-40,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	21
22	40,001-50,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	22
23	50,001-75,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	23
24	75,001-100,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	24
25	100,001-125,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	25
26	125,001-150,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	26
27	150,001-200,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	27
28	200,001-300,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	28
29	300,001-400,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	29
30	400,001-500,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	30
31	500,001-750,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	31
32	750,001-1,000,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	32
33	Over 1,000,000	—	—	108	100.00%	665,519	100.00%	—	—	159	100.00%	749,863	100.00%	33

		Average Number of Customers:		18				Average Number of Customers:		27
		Average Consumption:		6,162	kWh per bill			Average Consumption:		4,716	kWh per bill
		Median Consumption:		3,980	kWh per bill			Median Consumption:		3,526	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-22

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	13	83	13	17.81%	83	0.96%	27	161	27	25.23%	161	1.30%	2
3	11-20	14	191	27	36.99%	274	3.18%	14	191	41	38.32%	353	2.85%	3
4	21-30	4	93	31	42.47%	367	4.26%	2	48	43	40.19%	401	3.24%	4
5	31-40	—	—	31	42.47%	367	4.26%	2	77	45	42.06%	477	3.86%	5
6	41-50	1	46	32	43.84%	412	4.79%	4	180	49	45.79%	657	5.31%	6
7	51-60	3	168	35	47.95%	580	6.74%	6	316	55	51.40%	973	7.86%	7
8	61-70	3	197	38	52.05%	777	9.02%	2	125	57	53.27%	1,098	8.87%	8
9	71-80	4	307	42	57.53%	1,084	12.59%	3	222	60	56.07%	1,320	10.66%	9
10	81-90	3	267	45	61.64%	1,351	15.69%	3	258	63	58.88%	1,577	12.74%	10
11	91-100	1	100	46	63.01%	1,451	16.85%	7	686	70	65.42%	2,264	18.29%	11
12	101-200	16	2,137	62	84.93%	3,588	41.66%	23	2,834	93	86.92%	5,098	41.18%	12
13	201-300	3	768	65	89.04%	4,356	50.58%	—	—	93	86.92%	5,098	41.18%	13
14	301-400	3	984	68	93.15%	5,340	62.01%	7	2,364	100	93.46%	7,462	60.28%	14
15	401-500	—	—	68	93.15%	5,340	62.01%	—	—	100	93.46%	7,462	60.28%	15
16	501-600	—	—	68	93.15%	5,340	62.01%	—	—	100	93.46%	7,462	60.28%	16
17	601-700	4	2,548	72	98.63%	7,888	91.60%	4	2,791	104	97.20%	10,253	82.83%	17
18	701-800	1	723	73	100.00%	8,611	100.00%	3	2,126	107	100.00%	12,379	100.00%	18
19	801-900	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	19
20	901-1000	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	20
21	1001-1100	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	21
22	1101-1200	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	22
23	1201-1300	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	23
24	1301-1400	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	24
25	1401-1500	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	25
26	1501-1600	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	26
27	1601-1700	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	27
28	1701-1800	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	28
29	1801-1900	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	29
30	1901-2000	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	30
31	2001-2100	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	31
32	2101-2200	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	32
33	2201-2300	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	33
34	2301-2400	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	34
35	2401-2500	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	35
36	2501-2600	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	36
37	2601-2700	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	37
38	2701-2800	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	38
39	2801-2900	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	39
40	2901-3000	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	40
41	Over 3000	—	—	73	100.00%	8,611	100.00%	—	—	107	100.00%	12,379	100.00%	41

		Average Number of Customers:		12				Average Number of Customers:		18
		Average Load:		118	kW per bill			Average Load:		116	kW per bill
		Median Load:		66	kW per bill			Median Load:		53	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-22

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	1	156	1	1.37%	156	0.01%	—	—	—	0.00%	—	0.00%	3
4	201-300	—	—	1	1.37%	156	0.01%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	1	1.37%	156	0.01%	—	—	—	0.00%	—	0.00%	5
6	401-500	2	834	3	4.11%	990	0.06%	—	—	—	0.00%	—	0.00%	6
7	501-750	—	—	3	4.11%	990	0.06%	—	—	—	0.00%	—	0.00%	7
8	751-1,000	—	—	3	4.11%	990	0.06%	1	854	1	0.93%	854	0.04%	8
9	1,001-1,500	—	—	3	4.11%	990	0.06%	2	2,483	3	2.80%	3,337	0.16%	9
10	1,501-2,000	3	5,417	6	8.22%	6,407	0.39%	5	8,788	8	7.48%	12,125	0.60%	10
11	2,001-3,000	3	8,132	9	12.33%	14,539	0.89%	12	30,363	20	18.69%	42,488	2.09%	11
12	3,001-4,000	6	21,142	15	20.55%	35,681	2.18%	15	50,812	35	32.71%	93,300	4.59%	12
13	4,001-5,000	4	17,527	19	26.03%	53,208	3.25%	7	31,600	42	39.25%	124,900	6.14%	13
14	5,001-7,500	12	74,497	31	42.47%	127,705	7.79%	12	70,387	54	50.47%	195,287	9.60%	14
15	7,501-10,000	11	96,985	42	57.53%	224,690	13.71%	12	108,220	66	61.68%	303,507	14.92%	15
16	10,001-15,000	6	69,080	48	65.75%	293,770	17.92%	15	183,240	81	75.70%	486,747	23.93%	16
17	15,001-20,000	3	53,640	51	69.86%	347,410	21.20%	3	48,360	84	78.50%	535,107	26.30%	17
18	20,001-25,000	5	109,320	56	76.71%	456,730	27.87%	—	—	84	78.50%	535,107	26.30%	18
19	25,001-30,000	1	25,920	57	78.08%	482,650	29.45%	1	27,680	85	79.44%	562,787	27.66%	19
20	30,001-35,000	1	31,520	58	79.45%	514,170	31.37%	—	—	85	79.44%	562,787	27.66%	20
21	35,001-40,000	—	—	58	79.45%	514,170	31.37%	1	36,480	86	80.37%	599,267	29.46%	21
22	40,001-50,000	2	97,440	60	82.19%	611,610	37.32%	4	188,320	90	84.11%	787,587	38.71%	22
23	50,001-75,000	5	316,980	65	89.04%	928,590	56.66%	10	552,560	100	93.46%	1,340,147	65.87%	23
24	75,001-100,000	6	491,700	71	97.26%	1,420,290	86.66%	4	374,700	104	97.20%	1,714,847	84.29%	24
25	100,001-125,000	2	218,600	73	100.00%	1,638,890	100.00%	3	319,600	107	100.00%	2,034,447	100.00%	25
26	125,001-150,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	26
27	150,001-200,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	27
28	200,001-300,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	28
29	300,001-400,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	29
30	400,001-500,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	30
31	500,001-750,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	31
32	750,001-1,000,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	32
33	Over 1,000,000	—	—	73	100.00%	1,638,890	100.00%	—	—	107	100.00%	2,034,447	100.00%	33

		Average Number of Customers:		12				Average Number of Customers:		18
		Average Consumption:		22,451	kWh per bill			Average Consumption:		19,014	kWh per bill
		Median Consumption:		8,445	kWh per bill			Median Consumption:		6,560	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-23

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	3	—	3	0.66%	—	0.00%	4	—	4	0.57%	—	0.00%	1
2	1-10	22	108	25	5.52%	108	0.33%	47	230	51	7.33%	230	0.56%	2
3	11-20	41	623	66	14.57%	732	2.21%	62	937	113	16.24%	1,167	2.82%	3
4	21-30	17	416	83	18.32%	1,148	3.47%	39	1,013	152	21.84%	2,180	5.26%	4
5	31-40	37	1,314	120	26.49%	2,462	7.45%	91	3,261	243	34.91%	5,441	13.13%	5
6	41-50	60	2,748	180	39.74%	5,210	15.77%	112	5,062	355	51.01%	10,503	25.34%	6
7	51-60	66	3,618	246	54.30%	8,828	26.73%	82	4,466	437	62.79%	14,969	36.12%	7
8	61-70	23	1,517	269	59.38%	10,345	31.32%	48	3,126	485	69.68%	18,095	43.66%	8
9	71-80	47	3,510	316	69.76%	13,855	41.95%	51	3,805	536	77.01%	21,899	52.84%	9
10	81-90	22	1,877	338	74.61%	15,733	47.63%	29	2,466	565	81.18%	24,365	58.79%	10
11	91-100	16	1,517	354	78.15%	17,250	52.22%	31	2,947	596	85.63%	27,312	65.90%	11
12	101-200	85	12,390	439	96.91%	29,640	89.73%	91	12,149	687	98.71%	39,461	95.21%	12
13	201-300	13	2,981	452	99.78%	32,621	98.76%	9	1,986	696	100.00%	41,447	100.00%	13
14	301-400	—	—	452	99.78%	32,621	98.76%	—	—	696	100.00%	41,447	100.00%	14
15	401-500	1	410	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	15
16	501-600	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	16
17	601-700	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	17
18	701-800	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	18
19	801-900	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	19
20	901-1000	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	20
21	1001-1100	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	21
22	1101-1200	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	22
23	1201-1300	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	23
24	1301-1400	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	24
25	1401-1500	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	25
26	1501-1600	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	26
27	1601-1700	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	27
28	1701-1800	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	28
29	1801-1900	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	29
30	1901-2000	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	30
31	2001-2100	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	31
32	2101-2200	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	32
33	2201-2300	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	33
34	2301-2400	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	34
35	2401-2500	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	35
36	2501-2600	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	36
37	2601-2700	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	37
38	2701-2800	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	38
39	2801-2900	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	39
40	2901-3000	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	40
41	Over 3000	—	—	453	100.00%	33,031	100.00%	—	—	696	100.00%	41,447	100.00%	41

		Average Number of Customers:		76				Average Number of Customers:		116
		Average Load:		73	kW per bill			Average Load:		60	kW per bill
		Median Load:		58	kW per bill			Median Load:		49	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-23

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	3	—	3	0.66%	—	0.00%	5	—	5	0.72%	—	0.00%	1
2	1-100	2	2	5	1.11%	2	0.00%	9	205	14	2.01%	205	0.00%	2
3	101-200	—	—	5	1.11%	2	0.00%	2	320	16	2.30%	525	0.00%	3
4	201-300	—	—	5	1.11%	2	0.00%	3	731	19	2.73%	1,256	0.01%	4
5	301-400	2	775	7	1.55%	777	0.01%	3	1,186	22	3.16%	2,442	0.02%	5
6	401-500	1	497	8	1.77%	1,274	0.01%	1	440	23	3.30%	2,882	0.02%	6
7	501-750	4	2,478	12	2.65%	3,752	0.03%	3	1,668	26	3.74%	4,550	0.03%	7
8	751-1,000	1	831	13	2.88%	4,583	0.03%	—	—	26	3.74%	4,550	0.03%	8
9	1,001-1,500	3	3,345	16	3.54%	7,928	0.06%	—	—	26	3.74%	4,550	0.03%	9
10	1,501-2,000	—	—	16	3.54%	7,928	0.06%	1	1,742	27	3.88%	6,292	0.04%	10
11	2,001-3,000	1	2,793	17	3.76%	10,721	0.08%	7	19,239	34	4.89%	25,531	0.17%	11
12	3,001-4,000	5	17,104	22	4.87%	27,825	0.21%	25	87,033	59	8.48%	112,564	0.75%	12
13	4,001-5,000	13	59,195	35	7.74%	87,020	0.65%	23	101,241	82	11.78%	213,805	1.42%	13
14	5,001-7,500	24	145,916	59	13.05%	232,936	1.74%	35	215,381	117	16.81%	429,186	2.84%	14
15	7,501-10,000	14	121,829	73	16.15%	354,765	2.64%	55	477,474	172	24.71%	906,660	6.01%	15
16	10,001-15,000	38	488,588	111	24.56%	843,353	6.29%	93	1,208,337	265	38.07%	2,114,997	14.02%	16
17	15,001-20,000	53	938,564	164	36.28%	1,781,917	13.28%	82	1,410,469	347	49.86%	3,525,466	23.36%	17
18	20,001-25,000	55	1,238,680	219	48.45%	3,020,597	22.51%	79	1,798,552	426	61.21%	5,324,018	35.28%	18
19	25,001-30,000	55	1,513,440	274	60.62%	4,534,037	33.79%	111	3,024,917	537	77.16%	8,348,935	55.33%	19
20	30,001-35,000	44	1,413,627	318	70.35%	5,947,664	44.33%	54	1,761,480	591	84.91%	10,110,415	67.00%	20
21	35,001-40,000	28	1,046,280	346	76.55%	6,993,944	52.13%	43	1,600,300	634	91.09%	11,710,715	77.60%	21
22	40,001-50,000	41	1,800,840	387	85.62%	8,794,784	65.55%	32	1,445,380	666	95.69%	13,156,095	87.18%	22
23	50,001-75,000	43	2,756,900	430	95.13%	11,551,684	86.10%	24	1,408,540	690	99.14%	14,564,635	96.52%	23
24	75,001-100,000	21	1,748,300	451	99.78%	13,299,984	99.13%	5	396,960	695	99.86%	14,961,595	99.15%	24
25	100,001-125,000	1	117,360	452	100.00%	13,417,344	100.00%	—	—	695	99.86%	14,961,595	99.15%	25
26	125,001-150,000	—	—	452	100.00%	13,417,344	100.00%	1	128,800	696	100.00%	15,090,395	100.00%	26
27	150,001-200,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	27
28	200,001-300,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	28
29	300,001-400,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	29
30	400,001-500,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	30
31	500,001-750,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	31
32	750,001-1,000,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	32
33	Over 1,000,000	—	—	452	100.00%	13,417,344	100.00%	—	—	696	100.00%	15,090,395	100.00%	33

		Average Number of Customers:		75				Average Number of Customers:		116
			Average Consumption:	29,684	kWh per bill				Average Consumption:	21,682	kWh per bill
			Median Consumption:	26,080	kWh per bill				Median Consumption:	18,480	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-24

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	11-20	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	21-30	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	31-40	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	41-50	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	51-60	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	61-70	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	71-80	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	81-90	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	10
11	91-100	—	—	—	0.00%	—	0.00%	1	93	1	0.35%	93	0.06%	11
12	101-200	22	3,727	22	10.95%	3,727	3.02%	44	6,716	45	15.96%	6,809	4.21%	12
13	201-300	53	13,514	75	37.31%	17,241	13.97%	63	15,048	108	38.30%	21,857	13.53%	13
14	301-400	21	7,243	96	47.76%	24,485	19.84%	36	12,289	144	51.06%	34,145	21.13%	14
15	401-500	13	5,939	109	54.23%	30,423	24.65%	15	6,928	159	56.38%	41,074	25.42%	15
16	501-600	10	5,473	119	59.20%	35,897	29.09%	19	10,285	178	63.12%	51,358	31.78%	16
17	601-700	25	16,243	144	71.64%	52,140	42.25%	28	18,256	206	73.05%	69,614	43.08%	17
18	701-800	9	6,827	153	76.12%	58,967	47.78%	22	16,641	228	80.85%	86,255	53.38%	18
19	801-900	12	10,051	165	82.09%	69,018	55.93%	7	5,815	235	83.33%	92,070	56.98%	19
20	901-1000	3	2,848	168	83.58%	71,866	58.24%	3	2,803	238	84.40%	94,873	58.71%	20
21	1001-1100	2	2,068	170	84.58%	73,934	59.91%	3	3,140	241	85.46%	98,013	60.66%	21
22	1101-1200	3	3,493	173	86.07%	77,427	62.74%	15	17,632	256	90.78%	115,645	71.57%	22
23	1201-1300	9	11,229	182	90.55%	88,656	71.84%	6	7,322	262	92.91%	122,967	76.10%	23
24	1301-1400	7	9,565	189	94.03%	98,221	79.59%	7	9,530	269	95.39%	132,497	82.00%	24
25	1401-1500	3	4,323	192	95.52%	102,544	83.09%	1	1,425	270	95.74%	133,922	82.88%	25
26	1501-1600	2	3,122	194	96.52%	105,666	85.62%	—	—	270	95.74%	133,922	82.88%	26
27	1601-1700	1	1,617	195	97.01%	107,283	86.93%	—	—	270	95.74%	133,922	82.88%	27
28	1701-1800	1	1,715	196	97.51%	108,998	88.32%	—	—	270	95.74%	133,922	82.88%	28
29	1801-1900	—	—	196	97.51%	108,998	88.32%	—	—	270	95.74%	133,922	82.88%	29
30	1901-2000	—	—	196	97.51%	108,998	88.32%	2	3,951	272	96.45%	137,873	85.32%	30
31	2001-2100	—	—	196	97.51%	108,998	88.32%	1	2,054	273	96.81%	139,927	86.59%	31
32	2101-2200	—	—	196	97.51%	108,998	88.32%	3	6,365	276	97.87%	146,292	90.53%	32
33	2201-2300	—	—	196	97.51%	108,998	88.32%	—	—	276	97.87%	146,292	90.53%	33
34	2301-2400	—	—	196	97.51%	108,998	88.32%	1	2,321	277	98.23%	148,613	91.97%	34
35	2401-2500	—	—	196	97.51%	108,998	88.32%	1	2,427	278	98.58%	151,040	93.47%	35
36	2501-2600	—	—	196	97.51%	108,998	88.32%	2	5,074	280	99.29%	156,114	96.61%	36
37	2601-2700	1	2,672	197	98.01%	111,670	90.49%	1	2,689	281	99.65%	158,803	98.28%	37
38	2701-2800	—	—	197	98.01%	111,670	90.49%	1	2,787	282	100.00%	161,590	100.00%	38
39	2801-2900	1	2,839	198	98.51%	114,509	92.79%	—	—	282	100.00%	161,590	100.00%	39
40	2901-3000	2	5,886	200	99.50%	120,395	97.56%	—	—	282	100.00%	161,590	100.00%	40
41	Over 3000	1	3,012	201	100.00%	123,407	100.00%	—	—	282	100.00%	161,590	100.00%	41

		Average Number of Customers:		34				Average Number of Customers:		47
			Average Load:	614	kW per bill				Average Load:	573	kW per bill
			Median Load:	447	kW per bill				Median Load:	400	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-24

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	201-300	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	401-500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	501-750	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	751-1,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	1,001-1,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	1,501-2,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	10
11	2,001-3,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	11
12	3,001-4,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	12
13	4,001-5,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	13
14	5,001-7,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	14
15	7,501-10,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	15
16	10,001-15,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	16
17	15,001-20,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	17
18	20,001-25,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	18
19	25,001-30,000	—	—	—	0.00%	—	0.00%	2	54,960	2	0.71%	54,960	0.07%	19
20	30,001-35,000	—	—	—	0.00%	—	0.00%	—	—	2	0.71%	54,960	0.07%	20
21	35,001-40,000	—	—	—	0.00%	—	0.00%	—	—	2	0.71%	54,960	0.07%	21
22	40,001-50,000	1	46,560	1	0.50%	46,560	0.07%	1	43,360	3	1.06%	98,320	0.12%	22
23	50,001-75,000	4	253,080	5	2.49%	299,640	0.46%	18	1,189,680	21	7.45%	1,288,000	1.53%	23
24	75,001-100,000	15	1,344,240	20	9.95%	1,643,880	2.52%	26	2,288,320	47	16.67%	3,576,320	4.24%	24
25	100,001-125,000	16	1,812,400	36	17.91%	3,456,280	5.31%	20	2,305,260	67	23.76%	5,881,580	6.97%	25
26	125,001-150,000	17	2,370,820	53	26.37%	5,827,100	8.94%	27	3,752,720	94	33.33%	9,634,300	11.42%	26
27	150,001-200,000	40	6,585,280	93	46.27%	12,412,380	19.05%	44	7,428,340	138	48.94%	17,062,640	20.22%	27
28	200,001-300,000	33	8,122,260	126	62.69%	20,534,640	31.52%	51	12,407,760	189	67.02%	29,470,400	34.93%	28
29	300,001-400,000	20	6,946,920	146	72.64%	27,481,560	42.18%	29	10,308,560	218	77.30%	39,778,960	47.14%	29
30	400,001-500,000	20	8,702,300	166	82.59%	36,183,860	55.54%	16	7,224,600	234	82.98%	47,003,560	55.71%	30
31	500,001-750,000	20	13,129,700	186	92.54%	49,313,560	75.70%	31	19,354,500	265	93.97%	66,358,060	78.64%	31
32	750,001-1,000,000	10	8,386,500	196	97.51%	57,700,060	88.57%	7	5,761,000	272	96.45%	72,119,060	85.47%	32
33	Over 1,000,000	5	7,445,400	201	100.00%	65,145,460	100.00%	10	12,259,600	282	100.00%	84,378,660	100.00%	33

		Average Number of Customers:		34				Average Number of Customers:		47
			Average Consumption:	324,107	kWh per bill				Average Consumption:	299,215	kWh per bill
			Median Consumption:	218,820	kWh per bill				Median Consumption:	204,000	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-30

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	23	—	23	0.09%	—	0.00%	11	—	11	0.04%	—	0.00%	1
2	1-100	17,794	527,750	17,817	72.77%	527,750	18.90%	17,726	524,930	17,737	72.54%	524,930	18.50%	2
3	101-200	3,485	554,524	21,302	87.01%	1,082,274	38.75%	3,489	555,119	21,226	86.80%	1,080,049	38.06%	3
4	201-300	1,120	299,660	22,422	91.58%	1,381,934	49.48%	1,129	301,877	22,355	91.42%	1,381,926	48.70%	4
5	301-400	880	308,786	23,302	95.18%	1,690,720	60.54%	913	320,546	23,268	95.15%	1,702,472	60.00%	5
6	401-500	411	184,460	23,713	96.85%	1,875,180	67.14%	412	184,938	23,680	96.84%	1,887,410	66.52%	6
7	501-750	188	116,179	23,901	97.62%	1,991,359	71.30%	188	116,340	23,868	97.61%	2,003,750	70.62%	7
8	751-1,000	30	27,150	23,931	97.75%	2,018,509	72.27%	30	27,150	23,898	97.73%	2,030,900	71.57%	8
9	1,001-1,500	492	562,144	24,423	99.75%	2,580,653	92.40%	492	562,152	24,390	99.74%	2,593,052	91.38%	9
10	1,501-2,000	18	31,782	24,441	99.83%	2,612,435	93.54%	19	33,534	24,409	99.82%	2,626,586	92.56%	10
11	2,001-3,000	18	43,800	24,459	99.90%	2,656,235	95.11%	18	43,800	24,427	99.89%	2,670,386	94.11%	11
12	3,001-4,000	12	40,284	24,471	99.95%	2,696,519	96.55%	12	40,284	24,439	99.94%	2,710,670	95.53%	12
13	4,001-5,000	—	—	24,471	99.95%	2,696,519	96.55%	—	—	24,439	99.94%	2,710,670	95.53%	13
14	5,001-7,500	6	39,420	24,477	99.98%	2,735,939	97.96%	6	39,420	24,445	99.97%	2,750,090	96.92%	14
15	7,501-10,000	6	56,940	24,483	100.00%	2,792,879	100.00%	6	56,940	24,451	99.99%	2,807,030	98.92%	15
16	10,001-15,000	—	—	24,483	100.00%	2,792,879	100.00%	1	13,776	24,452	100.00%	2,820,806	99.41%	16
17	15,001-20,000	—	—	24,483	100.00%	2,792,879	100.00%	1	16,753	24,453	100.00%	2,837,559	100.00%	17
18	20,001-25,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	18
19	25,001-30,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	19
20	30,001-35,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	20
21	35,001-40,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	21
22	40,001-50,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	22
23	50,001-75,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	23
24	75,001-100,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	24
25	100,001-125,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	25
26	125,001-150,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	26
27	150,001-200,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	27
28	200,001-300,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	28
29	300,001-400,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	29
30	400,001-500,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	30
31	500,001-750,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	31
32	750,001-1,000,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	32
33	Over 1,000,000	—	—	24,483	100.00%	2,792,879	100.00%	—	—	24,453	100.00%	2,837,559	100.00%	33

		Average Number of Customers:		4,081				Average Number of Customers:		4,076
			Average Consumption:	114	kWh per bill				Average Consumption:	116	kWh per bill
			Median Consumption:	37	kWh per bill				Median Consumption:	37	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-32, E-32 Primary, E-32 Transmission, E-32R, E-32 w/EPR-2, E-32 w/EPR-5, E-53, E-54
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	146,988	—	146,988	21.54%	—	0.00%	144,535	—	144,535	21.47%	—	0.00%	1
2	1-10	267,691	1,186,412	414,679	60.76%	1,186,412	6.60%	284,517	1,258,196	429,052	63.73%	1,258,196	8.21%	2
3	11-20	116,126	1,671,270	530,805	77.78%	2,857,682	15.90%	114,616	1,637,212	543,668	80.75%	2,895,408	18.88%	3
4	21-30	48,415	1,187,737	579,220	84.87%	4,045,419	22.50%	42,769	1,046,774	586,437	87.10%	3,942,181	25.71%	4
5	31-40	24,333	844,363	603,553	88.44%	4,889,782	27.20%	20,888	726,424	607,325	90.21%	4,668,606	30.45%	5
6	41-50	14,455	648,427	618,008	90.55%	5,538,208	30.80%	12,696	569,772	620,021	92.09%	5,238,378	34.17%	6
7	51-60	10,613	583,157	628,621	92.11%	6,121,365	34.05%	8,998	494,297	629,019	93.43%	5,732,675	37.39%	7
8	61-70	7,093	460,994	635,714	93.15%	6,582,359	36.61%	5,827	378,663	634,846	94.29%	6,111,338	39.86%	8
9	71-80	5,578	418,549	641,292	93.97%	7,000,908	38.94%	4,709	353,313	639,555	94.99%	6,464,651	42.16%	9
10	81-90	4,408	375,350	645,700	94.61%	7,376,257	41.03%	3,675	313,006	643,230	95.54%	6,777,657	44.21%	10
11	91-100	3,627	345,056	649,327	95.14%	7,721,313	42.95%	2,995	284,543	646,225	95.98%	7,062,199	46.06%	11
12	101-200	16,831	2,335,097	666,158	97.61%	10,056,411	55.94%	13,488	1,876,504	659,713	97.99%	8,938,703	58.30%	12
13	201-300	6,137	1,502,301	672,295	98.51%	11,558,712	64.29%	5,159	1,263,923	664,872	98.75%	10,202,626	66.54%	13
14	301-400	3,507	1,214,481	675,802	99.02%	12,773,193	71.05%	3,080	1,068,631	667,952	99.21%	11,271,257	73.51%	14
15	401-500	2,144	955,971	677,946	99.34%	13,729,164	76.36%	1,636	728,912	669,588	99.45%	12,000,168	78.27%	15
16	501-600	1,193	650,691	679,139	99.51%	14,379,854	79.98%	1,032	565,559	670,620	99.61%	12,565,728	81.96%	16
17	601-700	850	549,950	679,989	99.64%	14,929,805	83.04%	625	402,331	671,245	99.70%	12,968,058	84.58%	17
18	701-800	525	392,731	680,514	99.71%	15,322,536	85.23%	416	311,906	671,661	99.76%	13,279,964	86.61%	18
19	801-900	403	342,406	680,917	99.77%	15,664,942	87.13%	338	287,020	671,999	99.81%	13,566,984	88.49%	19
20	901-1000	243	229,716	681,160	99.81%	15,894,658	88.41%	215	203,670	672,214	99.84%	13,770,654	89.82%	20
21	1001-1100	246	257,937	681,406	99.84%	16,152,595	89.84%	153	160,219	672,367	99.87%	13,930,873	90.86%	21
22	1101-1200	177	203,595	681,583	99.87%	16,356,190	90.98%	154	176,806	672,521	99.89%	14,107,679	92.01%	22
23	1201-1300	174	217,511	681,757	99.90%	16,573,701	92.19%	151	188,202	672,672	99.91%	14,295,881	93.24%	23
24	1301-1400	121	162,649	681,878	99.91%	16,736,350	93.09%	102	137,700	672,774	99.93%	14,433,581	94.14%	24
25	1401-1500	96	139,856	681,974	99.93%	16,876,206	93.87%	87	125,980	672,861	99.94%	14,559,561	94.96%	25
26	1501-1600	81	125,440	682,055	99.94%	17,001,646	94.57%	61	94,777	672,922	99.95%	14,654,338	95.58%	26
27	1601-1700	49	80,999	682,104	99.95%	17,082,645	95.02%	78	128,117	673,000	99.96%	14,782,455	96.41%	27
28	1701-1800	41	71,824	682,145	99.95%	17,154,469	95.42%	53	92,966	673,053	99.97%	14,875,421	97.02%	28
29	1801-1900	53	98,040	682,198	99.96%	17,252,509	95.96%	61	112,847	673,114	99.98%	14,988,268	97.76%	29
30	1901-2000	50	97,534	682,248	99.97%	17,350,043	96.50%	33	64,193	673,147	99.98%	15,052,461	98.18%	30
31	2001-2100	50	102,158	682,298	99.97%	17,452,201	97.07%	23	47,275	673,170	99.99%	15,099,736	98.48%	31
32	2101-2200	36	77,373	682,334	99.98%	17,529,574	97.50%	15	32,071	673,185	99.99%	15,131,807	98.69%	32
33	2201-2300	30	67,884	682,364	99.98%	17,597,458	97.88%	27	60,579	673,212	99.99%	15,192,386	99.09%	33
34	2301-2400	12	28,172	682,376	99.99%	17,625,630	98.04%	9	21,053	673,221	99.99%	15,213,439	99.23%	34
35	2401-2500	21	51,433	682,397	99.99%	17,677,063	98.32%	12	29,346	673,233	100.00%	15,242,785	99.42%	35
36	2501-2600	14	35,650	682,411	99.99%	17,712,713	98.52%	12	30,441	673,245	100.00%	15,273,226	99.62%	36
37	2601-2700	11	29,107	682,422	99.99%	17,741,820	98.68%	3	7,986	673,248	100.00%	15,281,212	99.67%	37
38	2701-2800	7	19,124	682,429	99.99%	17,760,944	98.79%	3	8,235	673,251	100.00%	15,289,447	99.72%	38
39	2801-2900	5	14,289	682,434	99.99%	17,775,233	98.87%	3	8,521	673,254	100.00%	15,297,968	99.78%	39
40	2901-3000	2	5,911	682,436	99.99%	17,781,144	98.90%	1	2,913	673,255	100.00%	15,300,881	99.80%	40
41	Over 3000	36	197,264	682,472	100.00%	17,978,409	100.00%	9	31,359	673,264	100.00%	15,332,240	100.00%	41

		Average Number of Customers:		113,745				Average Number of Customers:		112,211
		Average Load:		26	kW per bill			Average Load:		23	kW per bill
		Median Load:		7	kW per bill			Median Load:		6	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-32, E-32 Primary, E-32 Transmission, E-32R, E-32 w/EPR-2, E-32 w/EPR-5, E-53, E-54
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	27,350	—	27,350	4.01%	—	0.00%	26,675	—	26,675	3.97%	—	0.00%	1
2	1-100	62,884	2,624,132	90,234	13.24%	2,624,132	0.04%	60,788	2,605,521	87,463	13.01%	2,605,521	0.05%	2
3	101-200	37,321	5,527,382	127,555	18.71%	8,151,514	0.13%	39,010	5,805,983	126,473	18.81%	8,411,504	0.16%	3
4	201-300	30,271	7,565,047	157,826	23.16%	15,716,561	0.24%	33,412	8,351,732	159,885	23.78%	16,763,236	0.32%	4
5	301-400	27,066	9,452,169	184,892	27.13%	25,168,730	0.39%	31,059	10,863,305	190,944	28.40%	27,626,541	0.53%	5
6	401-500	23,386	10,526,567	208,278	30.56%	35,695,297	0.55%	27,681	12,463,890	218,625	32.51%	40,090,431	0.77%	6
7	501-750	49,956	30,979,466	258,234	37.89%	66,674,763	1.03%	59,762	37,075,938	278,387	41.40%	77,166,369	1.49%	7
8	751-1,000	37,987	33,045,822	296,221	43.46%	99,720,585	1.53%	46,241	40,249,740	324,628	48.28%	117,416,109	2.27%	8
9	1,001-1,500	57,083	70,692,170	353,304	51.84%	170,412,755	2.62%	64,841	79,975,051	389,469	57.92%	197,391,160	3.81%	9
10	1,501-2,000	43,499	75,686,359	396,803	58.22%	246,099,114	3.79%	44,580	77,451,655	434,049	64.55%	274,842,815	5.31%	10
11	2,001-3,000	61,130	150,781,789	457,933	67.19%	396,880,903	6.11%	55,943	137,425,993	489,992	72.87%	412,268,808	7.96%	11
12	3,001-4,000	39,787	138,045,836	497,720	73.02%	534,926,739	8.23%	34,235	118,687,232	524,227	77.97%	530,956,040	10.25%	12
13	4,001-5,000	26,980	120,784,235	524,700	76.98%	655,710,974	10.09%	22,181	99,341,171	546,408	81.26%	630,297,211	12.17%	13
14	5,001-7,500	41,142	252,086,293	565,842	83.02%	907,797,267	13.97%	34,247	209,546,984	580,655	86.36%	839,844,195	16.21%	14
15	7,501-10,000	23,056	199,300,149	588,898	86.40%	1,107,097,416	17.04%	18,940	163,721,519	599,595	89.17%	1,003,565,714	19.37%	15
16	10,001-15,000	25,427	310,940,007	614,325	90.13%	1,418,037,423	21.83%	19,618	239,174,060	619,213	92.09%	1,242,739,774	23.99%	16
17	15,001-20,000	13,607	234,928,682	627,932	92.13%	1,652,966,105	25.44%	10,599	183,974,877	629,812	93.67%	1,426,714,651	27.54%	17
18	20,001-25,000	8,867	198,407,772	636,799	93.43%	1,851,373,877	28.50%	7,478	167,290,067	637,290	94.78%	1,594,004,718	30.77%	18
19	25,001-30,000	6,538	179,420,414	643,337	94.39%	2,030,794,291	31.26%	5,406	148,221,685	642,696	95.58%	1,742,226,403	33.63%	19
20	30,001-35,000	4,966	160,754,625	648,303	95.12%	2,191,548,916	33.73%	3,853	124,760,575	646,549	96.16%	1,866,986,978	36.04%	20
21	35,001-40,000	3,948	147,620,027	652,251	95.70%	2,339,168,943	36.01%	2,989	111,955,060	649,538	96.60%	1,978,942,038	38.20%	21
22	40,001-50,000	5,419	242,284,294	657,670	96.49%	2,581,453,237	39.73%	4,429	198,213,049	653,967	97.26%	2,177,155,087	42.02%	22
23	50,001-75,000	7,810	475,321,523	665,480	97.64%	3,056,774,760	47.05%	5,809	353,401,942	659,776	98.12%	2,530,557,029	48.85%	23
24	75,001-100,000	4,160	359,661,645	669,640	98.25%	3,416,436,405	52.59%	3,147	271,750,349	662,923	98.59%	2,802,307,378	54.09%	24
25	100,001-125,000	2,572	286,645,152	672,212	98.63%	3,703,081,557	57.00%	1,792	200,085,378	664,715	98.86%	3,002,392,756	57.95%	25
26	125,001-150,000	1,776	243,068,960	673,988	98.89%	3,946,150,517	60.74%	1,384	189,488,560	666,099	99.06%	3,191,881,316	61.61%	26
27	150,001-200,000	2,266	392,216,640	676,254	99.22%	4,338,367,157	66.78%	2,118	366,907,500	668,217	99.38%	3,558,788,816	68.69%	27
28	200,001-300,000	2,568	623,067,890	678,822	99.60%	4,961,435,047	76.37%	2,017	484,061,764	670,234	99.68%	4,042,850,580	78.04%	28
29	300,001-400,000	1,070	368,309,460	679,892	99.75%	5,329,744,507	82.04%	860	296,822,320	671,094	99.81%	4,339,672,900	83.77%	29
30	400,001-500,000	575	257,383,140	680,467	99.84%	5,587,127,647	86.00%	452	201,304,760	671,546	99.88%	4,540,977,660	87.65%	30
31	500,001-750,000	630	379,635,320	681,097	99.93%	5,966,762,967	91.84%	497	301,861,125	672,043	99.95%	4,842,838,785	93.48%	31
32	750,001-1,000,000	267	228,403,900	681,364	99.97%	6,195,166,867	95.36%	223	191,704,940	672,266	99.98%	5,034,543,725	97.18%	32
33	Over 1,000,000	217	301,598,420	681,581	100.00%	6,496,765,287	100.00%	120	146,077,600	672,386	100.00%	5,180,621,325	100.00%	33

		Average Number of Customers:		113,597				Average Number of Customers:		112,064
		Average Consumption:		9,532	kWh per bill			Average Consumption:		7,705	kWh per bill
		Median Consumption:		1,406	kWh per bill			Median Consumption:		1,083	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-32TOU, E-32-TOU Primary, E-32-TOU Transmission, E-32R-TOU, E-32TOU w/EPR-2, E-32TOU w/EPR-5
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	5	—	5	1.30%	—	0.00%	1	—	1	0.35%	—	0.00%	1
2	1-10	60	365	65	16.88%	365	0.63%	52	318	53	18.47%	318	0.65%	2
3	11-20	105	1,552	170	44.16%	1,917	3.33%	78	1,055	131	45.64%	1,372	2.81%	3
4	21-30	26	629	196	50.91%	2,546	4.42%	19	479	150	52.26%	1,852	3.79%	4
5	31-40	45	1,554	241	62.60%	4,100	7.12%	38	1,365	188	65.51%	3,216	6.59%	5
6	41-50	13	615	254	65.97%	4,715	8.19%	15	663	203	70.73%	3,880	7.95%	6
7	51-60	18	976	272	70.65%	5,691	9.89%	2	106	205	71.43%	3,986	8.16%	7
8	61-70	14	895	286	74.29%	6,586	11.44%	13	840	218	75.96%	4,826	9.88%	8
9	71-80	4	301	290	75.32%	6,886	11.96%	1	76	219	76.31%	4,902	10.04%	9
10	81-90	3	252	293	76.10%	7,138	12.40%	—	—	219	76.31%	4,902	10.04%	10
11	91-100	5	484	298	77.40%	7,622	13.24%	2	187	221	77.00%	5,089	10.42%	11
12	101-200	22	2,900	320	83.12%	10,522	18.28%	16	2,039	237	82.58%	7,128	14.60%	12
13	201-300	18	4,314	338	87.79%	14,836	25.78%	13	3,143	250	87.11%	10,271	21.04%	13
14	301-400	7	2,198	345	89.61%	17,033	29.59%	4	1,527	254	88.50%	11,798	24.16%	14
15	401-500	11	4,983	356	92.47%	22,016	38.25%	3	1,323	257	89.55%	13,121	26.87%	15
16	501-600	5	2,966	361	93.77%	24,982	43.40%	10	5,734	267	93.03%	18,855	38.62%	16
17	601-700	6	3,918	367	95.32%	28,901	50.21%	2	1,228	269	93.73%	20,083	41.13%	17
18	701-800	2	1,468	369	95.84%	30,369	52.76%	—	—	269	93.73%	20,083	41.13%	18
19	801-900	—	—	369	95.84%	30,369	52.76%	1	819	270	94.08%	20,902	42.81%	19
20	901-1000	—	—	369	95.84%	30,369	52.76%	—	—	270	94.08%	20,902	42.81%	20
21	1001-1100	—	—	369	95.84%	30,369	52.76%	2	2,112	272	94.77%	23,014	47.14%	21
22	1101-1200	6	6,971	375	97.40%	37,340	64.87%	3	3,365	275	95.82%	26,379	54.03%	22
23	1201-1300	—	—	375	97.40%	37,340	64.87%	1	1,207	276	96.17%	27,586	56.50%	23
24	1301-1400	—	—	375	97.40%	37,340	64.87%	—	—	276	96.17%	27,586	56.50%	24
25	1401-1500	—	—	375	97.40%	37,340	64.87%	—	—	276	96.17%	27,586	56.50%	25
26	1501-1600	—	—	375	97.40%	37,340	64.87%	—	—	276	96.17%	27,586	56.50%	26
27	1601-1700	—	—	375	97.40%	37,340	64.87%	2	3,244	278	96.86%	30,830	63.14%	27
28	1701-1800	2	3,528	377	97.92%	40,868	71.00%	2	3,548	280	97.56%	34,378	70.41%	28
29	1801-1900	7	12,965	384	99.74%	53,833	93.53%	6	11,056	286	99.65%	45,434	93.05%	29
30	1901-2000	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	30
31	2001-2100	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	31
32	2101-2200	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	32
33	2201-2300	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	33
34	2301-2400	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	34
35	2401-2500	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	35
36	2501-2600	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	36
37	2601-2700	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	37
38	2701-2800	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	38
39	2801-2900	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	39
40	2901-3000	—	—	384	99.74%	53,833	93.53%	—	—	286	99.65%	45,434	93.05%	40
41	Over 3000	1	3,725	385	100.00%	57,558	100.00%	1	3,391	287	100.00%	48,825	100.00%	41

		Average Number of Customers:		64				Average Number of Customers:		48
		Average Load:		150	kW per bill			Average Load:		170	kW per bill
		Median Load:		28	kW per bill			Median Load:		25	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE – CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-32TOU, E-32-TOU Primary, E-32-TOU Transmission, E-32R-TOU, E-32TOU w/EPR-2, E-32TOU w/EPR-5
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	3	—	3	0.78%	—	0.00%	1	—	1	0.35%	—	0.00%	1
2	1-100	—	—	3	0.78%	—	0.00%	—	—	1	0.35%	—	0.00%	2
3	101-200	3	468	6	1.56%	468	0.00%	6	986	7	2.43%	986	0.01%	3
4	201-300	3	826	9	2.34%	1,294	0.01%	3	693	10	3.47%	1,679	0.01%	4
5	301-400	1	346	10	2.60%	1,640	0.01%	1	340	11	3.82%	2,019	0.01%	5
6	401-500	5	2,290	15	3.90%	3,930	0.02%	11	4,924	22	7.64%	6,943	0.04%	6
7	501-750	7	4,153	22	5.71%	8,083	0.03%	17	11,115	39	13.54%	18,058	0.10%	7
8	751-1,000	13	11,662	35	9.09%	19,745	0.08%	13	11,500	52	18.06%	29,558	0.17%	8
9	1,001-1,500	32	39,863	67	17.40%	59,608	0.25%	21	26,873	73	25.35%	56,431	0.32%	9
10	1,501-2,000	18	31,082	85	22.08%	90,690	0.38%	12	21,314	85	29.51%	77,745	0.44%	10
11	2,001-3,000	29	74,446	114	29.61%	165,136	0.69%	18	44,832	103	35.76%	122,577	0.69%	11
12	3,001-4,000	32	111,117	146	37.92%	276,253	1.16%	16	57,845	119	41.32%	180,422	1.01%	12
13	4,001-5,000	14	62,513	160	41.56%	338,766	1.42%	13	58,677	132	45.83%	239,099	1.34%	13
14	5,001-7,500	32	204,351	192	49.87%	543,117	2.28%	24	147,009	156	54.17%	386,108	2.16%	14
15	7,501-10,000	32	278,877	224	58.18%	821,994	3.44%	17	150,417	173	60.07%	536,525	3.01%	15
16	10,001-15,000	26	313,100	250	64.94%	1,135,094	4.76%	6	73,165	179	62.15%	609,690	3.42%	16
17	15,001-20,000	18	314,670	268	69.61%	1,449,764	6.07%	21	368,190	200	69.44%	977,880	5.48%	17
18	20,001-25,000	10	231,600	278	72.21%	1,681,364	7.05%	12	252,680	212	73.61%	1,230,560	6.90%	18
19	25,001-30,000	6	166,000	284	73.77%	1,847,364	7.74%	7	190,520	219	76.04%	1,421,080	7.96%	19
20	30,001-35,000	11	356,640	295	76.62%	2,204,004	9.24%	5	161,880	224	77.78%	1,582,960	8.87%	20
21	35,001-40,000	4	149,640	299	77.66%	2,353,644	9.86%	—	—	224	77.78%	1,582,960	8.87%	21
22	40,001-50,000	1	42,120	300	77.92%	2,395,764	10.04%	8	371,080	232	80.56%	1,954,040	10.95%	22
23	50,001-75,000	19	1,110,620	319	82.86%	3,506,384	14.69%	7	435,220	239	82.99%	2,389,260	13.39%	23
24	75,001-100,000	9	800,000	328	85.19%	4,306,384	18.04%	2	174,900	241	83.68%	2,564,160	14.37%	24
25	100,001-125,000	3	334,460	331	85.97%	4,640,844	19.45%	2	249,440	243	84.38%	2,813,600	15.77%	25
26	125,001-150,000	4	569,320	335	87.01%	5,210,164	21.83%	3	419,360	246	85.42%	3,232,960	18.12%	26
27	150,001-200,000	18	3,242,120	353	91.69%	8,452,284	35.42%	19	3,328,700	265	92.01%	6,561,660	36.77%	27
28	200,001-300,000	17	4,092,500	370	96.10%	12,544,784	52.57%	8	1,753,600	273	94.79%	8,315,260	46.60%	28
29	300,001-400,000	5	1,633,200	375	97.40%	14,177,984	59.41%	6	1,952,800	279	96.88%	10,268,060	57.54%	29
30	400,001-500,000	1	457,800	376	97.66%	14,635,784	61.33%	—	—	279	96.88%	10,268,060	57.54%	30
31	500,001-750,000	1	703,100	377	97.92%	15,338,884	64.27%	2	1,394,600	281	97.57%	11,662,660	65.36%	31
32	750,001-1,000,000	6	5,511,600	383	99.48%	20,850,484	87.37%	7	6,181,200	288	100.00%	17,843,860	100.00%	32
33	Over 1,000,000	2	3,014,400	385	100.00%	23,864,884	100.00%	—	—	288	100.00%	17,843,860	100.00%	33

		Average Number of Customers:		64				Average Number of Customers:		48
		Average Consumption:		61,987	kWh per bill			Average Consumption:		61,958	kWh per bill
		Median Consumption:		7,323	kWh per bill			Median Consumption:		5,241	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-34, E-34 Primary, E-34 Transmission

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		LOAD
		OF	LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	2	—	2	0.46%	—	0.00%	1
2	1-1000	—	—	2	0.46%	—	0.00%	2
3	1001-1500	—	—	2	0.46%	—	0.00%	3
4	1501-2000	3	5,460	5	1.16%	5,460	0.25%	4
5	2001-2250	3	6,184	8	1.86%	11,644	0.54%	5
6	2251-2500	10	24,097	18	4.18%	35,741	1.64%	6
7	2500-2750	14	36,889	32	7.42%	72,630	3.34%	7
8	2751-3000	31	88,491	63	14.62%	161,121	7.40%	8
9	3001-3250	27	84,942	90	20.88%	246,063	11.31%	9
10	3251-3500	37	125,124	127	29.47%	371,187	17.06%	10
11	3501-3750	45	163,593	172	39.91%	534,780	24.58%	11
12	3751-4000	37	143,240	209	48.49%	678,020	31.16%	12
13	4001-4250	16	66,165	225	52.20%	744,185	34.20%	13
14	4251-4500	42	182,903	267	61.95%	927,088	42.61%	14
15	4501-4750	17	78,170	284	65.89%	1,005,258	46.20%	15
16	4751-5000	17	82,585	301	69.84%	1,087,843	49.99%	16
17	5001-5500	30	156,754	331	76.80%	1,244,597	57.20%	17
18	5501-6000	10	57,741	341	79.12%	1,302,338	59.85%	18
19	6001-6500	27	170,068	368	85.38%	1,472,406	67.67%	19
20	6501-7000	5	32,839	373	86.54%	1,505,245	69.18%	20
21	7001-7500	4	29,652	377	87.47%	1,534,897	70.54%	21
22	7501-8000	3	23,539	380	88.17%	1,558,436	71.62%	22
23	8001-8500	3	24,702	383	88.86%	1,583,138	72.76%	23
24	8501-9000	9	78,362	392	90.95%	1,661,500	76.36%	24
25	9001-9500	4	37,070	396	91.88%	1,698,570	78.06%	25
26	9501-10000	8	77,232	404	93.74%	1,775,802	81.61%	26
27	10001-12500	24	261,931	428	99.30%	2,037,733	93.65%	27
28	12501-15000	—	—	428	99.30%	2,037,733	93.65%	28
29	15001-17500	1	17,366	429	99.54%	2,055,099	94.45%	29
30	17501-20000	—	—	429	99.54%	2,055,099	94.45%	30
31	20001-22500	—	—	429	99.54%	2,055,099	94.45%	31
32	22501-25000	—	—	429	99.54%	2,055,099	94.45%	32
33	25001-27500	—	—	429	99.54%	2,055,099	94.45%	33
34	27501-30000	—	—	429	99.54%	2,055,099	94.45%	34
35	30001-32500	—	—	429	99.54%	2,055,099	94.45%	35
36	32501-35000	—	—	429	99.54%	2,055,099	94.45%	36
37	35001-37500	—	—	429	99.54%	2,055,099	94.45%	37
38	37501-40000	—	—	429	99.54%	2,055,099	94.45%	38
39	40001-60000	1	45,515	430	99.77%	2,100,614	96.54%	39
40	60001-80000	1	75,312	431	100.00%	2,175,926	100.00%	40
41	Over 80000	—	—	431	100.00%	2,175,926	100.00%	41

		Average Number of Customers:		36
		Average Load:		5,049	kW per bill
		Median Load:		4,154	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-34, E-34 Primary, E-34 Transmission

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-100,000	—	—	—	0.00%	—	0.00%	2
3	100.001-250,000	—	—	—	0.00%	—	0.00%	3
4	250,001-500,000	—	—	—	0.00%	—	0.00%	4
5	500,001-600,000	—	—	—	0.00%	—	0.00%	5
6	600,001-700,000	2	1,389,000	2	0.47%	1,389,000	0.12%	6
7	700,001-800,000	5	3,743,200	7	1.63%	5,132,200	0.45%	7
8	800,001-900,000	4	3,261,100	11	2.56%	8,393,300	0.74%	8
9	900,001-1,000,000	9	7,865,200	20	4.66%	16,258,500	1.44%	9
10	1,000,001-1,250,000	9	9,712,300	29	6.76%	25,970,800	2.30%	10
11	1,250,001-1,500,000	50	68,375,000	79	18.41%	94,345,800	8.35%	11
12	1,500,001-1,750,000	61	96,352,900	140	32.63%	190,698,700	16.87%	12
13	1,750,001-2,000,000	54	94,631,200	194	45.22%	285,329,900	25.24%	13
14	2,000,001-2,250,000	38	79,495,200	232	54.08%	364,825,100	32.27%	14
15	2,250,001-2,500,000	35	80,424,200	267	62.24%	445,249,300	39.38%	15
16	2,500,001-2,750,000	37	94,013,000	304	70.86%	539,262,300	47.70%	16
17	2,750,001-3,000,000	22	61,437,900	326	75.99%	600,700,200	53.13%	17
18	3,000,001-3,250,000	16	48,880,300	342	79.72%	649,580,500	57.46%	18
19	3,250,001-3,500,000	10	32,831,600	352	82.05%	682,412,100	60.36%	19
20	3,500,001-3,750,000	9	32,494,700	361	84.15%	714,906,800	63.24%	20
21	3,750,001-4,000,000	2	7,448,200	363	84.62%	722,355,000	63.89%	21
22	4,000,001-4,500,000	12	49,807,500	375	87.41%	772,162,500	68.30%	22
23	4,500,001-5,000,000	7	32,373,500	382	89.04%	804,536,000	71.16%	23
24	5,000,001-6,000,000	17	92,010,300	399	93.01%	896,546,300	79.30%	24
25	6,000,001-7,000,000	16	99,052,200	415	96.74%	995,598,500	88.06%	25
26	7,000,001-8,000,000	8	54,409,400	423	98.60%	1,050,007,900	92.88%	26
27	8,000,001-9,000,000	3	22,304,600	426	99.30%	1,072,312,500	94.85%	27
28	9,000,001-10,000,000	1	9,664,800	427	99.53%	1,081,977,300	95.70%	28
29	10,000,001-12,500,000	—	—	427	99.53%	1,081,977,300	95.70%	29
30	12,500,001-15,000,000	—	—	427	99.53%	1,081,977,300	95.70%	30
31	15,000,001-20,000,000	—	—	427	99.53%	1,081,977,300	95.70%	31
32	20,000,001-30,000,000	2	48,572,300	429	100.00%	1,130,549,600	100.00%	32
33	Over 30,000,000	—	—	429	100.00%	1,130,549,600	100.00%	33

		Average Number of Customers:		36
		Average Consumption:		2,635,314	kWh per bill
		Median Consumption:		2,085,000	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Note: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-35, E-35 Primary, E-35 Transmission

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	1	—	1	0.40%	—	0.00%	1
2	1-1000	2	1,132	3	1.20%	1,132	0.06%	2
3	1001-1500	—	—	3	1.20%	1,132	0.06%	3
4	1501-2000	—	—	3	1.20%	1,132	0.06%	4
5	2001-2250	—	—	3	1.20%	1,132	0.06%	5
6	2251-2500	2	4,770	5	2.00%	5,902	0.32%	6
7	2500-2750	10	26,515	15	6.00%	32,417	1.75%	7
8	2751-3000	16	46,397	31	12.40%	78,814	4.26%	8
9	3001-3250	22	68,740	53	21.20%	147,554	7.98%	9
10	3251-3500	23	77,951	76	30.40%	225,505	12.19%	10
11	3501-3750	6	21,582	82	32.80%	247,087	13.36%	11
12	3751-4000	9	35,426	91	36.40%	282,513	15.28%	12
13	4001-4250	1	4,040	92	36.80%	286,553	15.49%	13
14	4251-4500	8	35,026	100	40.00%	321,579	17.39%	14
15	4501-4750	4	18,371	104	41.60%	339,950	18.38%	15
16	4751-5000	7	34,113	111	44.40%	374,063	20.23%	16
17	5001-5500	23	121,901	134	53.60%	495,964	26.82%	17
18	5501-6000	17	97,451	151	60.40%	593,415	32.09%	18
19	6001-6500	11	68,540	162	64.80%	661,955	35.79%	19
20	6501-7000	16	107,924	178	71.20%	769,879	41.63%	20
21	7001-7500	7	49,887	185	74.00%	819,766	44.33%	21
22	7501-8000	5	39,678	190	76.00%	859,444	46.47%	22
23	8001-8500	2	16,488	192	76.80%	875,932	47.36%	23
24	8501-9000	—	—	192	76.80%	875,932	47.36%	24
25	9001-9500	1	9,019	193	77.20%	884,951	47.85%	25
26	9501-10000	1	9,998	194	77.60%	894,949	48.39%	26
27	10001-12500	29	328,827	223	89.20%	1,223,776	66.17%	27
28	12501-15000	6	75,888	229	91.60%	1,299,664	70.28%	28
29	15001-17500	6	99,956	235	94.00%	1,399,620	75.68%	29
30	17501-20000	2	38,070	237	94.80%	1,437,690	77.74%	30
31	20001-22500	1	20,240	238	95.20%	1,457,930	78.83%	31
32	22501-25000	2	49,470	240	96.00%	1,507,400	81.51%	32
33	25001-27500	2	53,850	242	96.80%	1,561,250	84.42%	33
34	27501-30000	2	57,190	244	97.60%	1,618,440	87.51%	34
35	30001-32500	1	30,810	245	98.00%	1,649,250	89.18%	35
36	32501-35000	—	—	245	98.00%	1,649,250	89.18%	36
37	35001-37500	3	109,258	248	99.20%	1,758,508	95.09%	37
38	37501-40000	—	—	248	99.20%	1,758,508	95.09%	38
39	40001-60000	2	90,880	250	100.00%	1,849,388	100.00%	39
40	60001-80000	—	—	250	100.00%	1,849,388	100.00%	40
41	Over 80000	—	—	250	100.00%	1,849,388	100.00%	41

		Average Number of Customers:		21
		Average Load:		7,398	kW per bill
		Median Load:		5,318	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-35, E-35 Primary, E-35 Transmission

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-100,000	—	—	—	0.00%	—	0.00%	2
3	100.001-250,000	—	—	—	0.00%	—	0.00%	3
4	250,001-500,000	2	996,300	2	0.81%	996,300	0.10%	4
5	500,001-600,000	5	2,644,800	7	2.82%	3,641,100	0.37%	5
6	600,001-700,000	4	2,572,400	11	4.44%	6,213,500	0.64%	6
7	700,001-800,000	—	—	11	4.44%	6,213,500	0.64%	7
8	800,001-900,000	1	820,100	12	4.84%	7,033,600	0.72%	8
9	900,001-1,000,000	—	—	12	4.84%	7,033,600	0.72%	9
10	1,000,001-1,250,000	6	7,194,400	18	7.26%	14,228,000	1.46%	10
11	1,250,001-1,500,000	25	34,815,700	43	17.34%	49,043,700	5.02%	11
12	1,500,001-1,750,000	23	37,386,700	66	26.61%	86,430,400	8.85%	12
13	1,750,001-2,000,000	19	35,303,600	85	34.27%	121,734,000	12.47%	13
14	2,000,001-2,250,000	16	33,525,900	101	40.73%	155,259,900	15.90%	14
15	2,250,001-2,500,000	14	33,824,000	115	46.37%	189,083,900	19.36%	15
16	2,500,001-2,750,000	13	33,767,200	128	51.61%	222,851,100	22.82%	16
17	2,750,001-3,000,000	13	37,657,500	141	56.85%	260,508,600	26.68%	17
18	3,000,001-3,250,000	12	37,697,700	153	61.69%	298,206,300	30.54%	18
19	3,250,001-3,500,000	11	37,156,200	164	66.13%	335,362,500	34.34%	19
20	3,500,001-3,750,000	11	39,855,500	175	70.56%	375,218,000	38.42%	20
21	3,750,001-4,000,000	6	23,045,400	181	72.98%	398,263,400	40.78%	21
22	4,000,001-4,500,000	11	46,172,800	192	77.42%	444,436,200	45.51%	22
23	4,500,001-5,000,000	8	37,957,300	200	80.65%	482,393,500	49.40%	23
24	5,000,001-6,000,000	5	26,415,200	205	82.66%	508,808,700	52.10%	24
25	6,000,001-7,000,000	1	6,881,000	206	83.06%	515,689,700	52.81%	25
26	7,000,001-8,000,000	15	113,689,100	221	89.11%	629,378,800	64.45%	26
27	8,000,001-9,000,000	7	59,048,800	228	91.94%	688,427,600	70.49%	27
28	9,000,001-10,000,000	4	37,265,000	232	93.55%	725,692,600	74.31%	28
29	10,000,001-12,500,000	3	31,652,000	235	94.76%	757,344,600	77.55%	29
30	12,500,001-15,000,000	5	69,066,000	240	96.77%	826,410,600	84.62%	30
31	15,000,001-20,000,000	6	102,155,900	246	99.19%	928,566,500	95.08%	31
32	20,000,001-30,000,000	2	48,024,000	248	100.00%	976,590,500	100.00%	32
33	Over 30,000,000	—	—	248	100.00%	976,590,500	100.00%	33

		Average Number of Customers:		21
		Average Consumption:		3,937,865	kWh per bill
		Median Consumption:		2,585,000	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE-LOAD
TEST YEAR ENDED SEPTEMBER 30,2007 UNADJUSTED

RATE SCHEDULE:	E-36

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-1000	—	—	—	0.00%	—	0.00%	2
3	1001-1500	—	—	—	0.00%	—	0.00%	3
4	1501-2000	—	—	—	0.00%	—	0.00%	4
5	2001-2250	—	—	—	0.00%	—	0.00%	5
6	2251-2500	—	—	—	0.00%	—	0.00%	6
7	2500-2750	—	—	—	0.00%	—	0.00%	7
8	2751-3000	—	—	—	0.00%	—	0.00%	8
9	3001-3250	—	—	—	0.00%	—	0.00%	9
10	3251-3500	—	—	—	0.00%	—	0.00%	10
11	3501-3750	—	—	—	0.00%	—	0.00%	11
12	3751-4000	—	—	—	0.00%	—	0.00%	12
13	4001-4250	—	—	—	0.00%	—	0.00%	13
14	4251-4500	—	—	—	0.00%	—	0.00%	14
15	4501-4750	—	—	—	0.00%	—	0.00%	15
16	4751-5000	—	—	—	0.00%	—	0.00%	16
17	5001-5500	—	—	—	0.00%	—	0.00%	17
18	5501-6000	—	—	—	0.00%	—	0.00%	18
19	6001-6500	—	—	—	0.00%	—	0.00%	19
20	6501-7000	—	—	—	0.00%	—	0.00%	20
21	7001-7500	—	—	—	0.00%	—	0.00%	21
22	7501-8000	—	—	—	0.00%	—	0.00%	22
23	8001-8500	—	—	—	0.00%	—	0.00%	23
24	8501-9000	—	—	—	0.00%	—	0.00%	24
25	9001-9500	—	—	—	0.00%	—	0.00%	25
26	9501-10000	—	—	—	0.00%	—	0.00%	26
27	10001-12500	12	133,596	12	25.00%	133,596	12.57%	27
28	12501-15000	12	165,924	24	50.00%	299,520	28.18%	28
29	15001-17500	—	—	24	50.00%	299,520	28.18%	29
30	17501-20000	9	173,664	33	68.75%	473,184	44.51%	30
31	20001-22500	1	21,616	34	70.83%	494,800	46.55%	31
32	22501-25000	—	—	34	70.83%	494,800	46.55%	32
33	25001-27500	2	51,360	36	75.00%	546,160	51.38%	33
34	27501-30000	—	—	36	75.00%	546,160	51.38%	34
35	30001-32500	—	—	36	75.00%	546,160	51.38%	35
36	32501-35000	—	—	36	75.00%	546,160	51.38%	36
37	35001-37500	—	—	36	75.00%	546,160	51.38%	37
38	37501-40000	—	—	36	75.00%	546,160	51.38%	38
39	40001-60000	12	516,880	48	100.00%	1,063,040	100.00%	39
40	60001-80000	—	—	48	100.00%	1,063,040	100.00%	40
41	Over 80000	—	—	48	100.00%	1,063,040	100.00%	41

		Average Number of Customers:		4
		Average Load:		22,147	kW per bill
		Median Load:		16,562	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE-CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30,2007 UNADJUSTED

RATE SCHEDULE:	E-36

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	12	—	12	25.00%	—	0.00%	1
2	1-100,000	3	146,180	15	31.25%	146,180	0.44%	2
3	100.001-250,000	3	546,952	18	37.50%	693,132	2.10%	3
4	250,001-500,000	2	790,262	20	41.67%	1,483,394	4.49%	4
5	500,001-600,000	2	1,027,661	22	45.83%	2,511,055	7.60%	5
6	600,001-700,000	3	2,001,957	25	52.08%	4,513,012	13.65%	6
7	700,001-800,000	6	4,554,989	31	64.58%	9,068,001	27.44%	7
8	800,001-900,000	2	1,692,120	33	68.75%	10,760,121	32.56%	8
9	900,001-1,000,000	3	2,859,056	36	75.00%	13,619,177	41.21%	9
10	1,000,001-1,250,000	2	2,338,157	38	79.17%	15,957,334	48.28%	10
11	1,250,001-1,500,000	3	4,056,743	41	85.42%	20,014,077	60.56%	11
12	1,500,001-1,750,000	4	6,443,994	45	93.75%	26,458,071	80.05%	12
13	1,750,001-2,000,000	1	1,781,464	46	95.83%	28,239,535	85.44%	13
14	2,000,001-2,250,000	—	—	46	95.83%	28,239,535	85.44%	14
15	2,250,001-2,500,000	1	2,285,540	47	97.92%	30,525,075	92.36%	15
16	2,500,001-2,750,000	1	2,525,920	48	100.00%	33,050,995	100.00%	16
17	2,750,001-3,000,000	—	—	48	100.00%	33,050,995	100.00%	17
18	3,000,001-3,250,000	—	—	48	100.00%	33,050,995	100.00%	18
19	3,250,001-3,500,000	—	—	48	100.00%	33,050,995	100.00%	19
20	3,500,001-3,750,000	—	—	48	100.00%	33,050,995	100.00%	20
21	3,750,001-4,000,000	—	—	48	100.00%	33,050,995	100.00%	21
22	4,000,001-4,500,000	—	—	48	100.00%	33,050,995	100.00%	22
23	4,500,001-5,000,000	—	—	48	100.00%	33,050,995	100.00%	23
24	5,000,001-6,000,000	—	—	48	100.00%	33,050,995	100.00%	24
25	6,000,001-7,000,000	—	—	48	100.00%	33,050,995	100.00%	25
26	7,000,001-8,000,000	—	—	48	100.00%	33,050,995	100.00%	26
27	8,000,001-9,000,000	—	—	48	100.00%	33,050,995	100.00%	27
28	9,000,001-10,000,000	—	—	48	100.00%	33,050,995	100.00%	28
29	10,000,001-12,500,000	—	—	48	100.00%	33,050,995	100.00%	29
30	12,500,001-15,000,000	—	—	48	100.00%	33,050,995	100.00%	30
31	15,000,001-20,000,000	—	—	48	100.00%	33,050,995	100.00%	31
32	20,000,001-30,000,000	—	—	48	100.00%	33,050,995	100.00%	32
33	Over 30,000,000	—	—	48	100.00%	33,050,995	100.00%	33

	Average Number of Customers:			4
		Average Consumption:		688,562	kWh per bill
		Median Consumption:		680,542	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-40

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	11	—	11	91.67%	—	0.00%	1
2	1-100	—	—	11	91.67%	—	0.00%	2
3	101-200	—	—	11	91.67%	—	0.00%	3
4	201-300	—	—	11	91.67%	—	0.00%	4
5	301-400	—	—	11	91.67%	—	0.00%	5
6	401-500	—	—	11	91.67%	—	0.00%	6
7	501-750	—	—	11	91.67%	—	0.00%	7
8	751-1,000	—	—	11	91.67%	—	0.00%	8
9	1,001-1,500	1	1,500	12	100.00%	1,500	100.00%	9
10	1,501-2,000	—	—	12	100.00%	1,500	100.00%	10
11	2,001-3,000	—	—	12	100.00%	1,500	100.00%	11
12	3,001-4,000	—	—	12	100.00%	1,500	100.00%	12
13	4,001-5,000	—	—	12	100.00%	1,500	100.00%	13
14	5,001-7,500	—	—	12	100.00%	1,500	100.00%	14
15	7,501-10,000	—	—	12	100.00%	1,500	100.00%	15
16	10,001-15,000	—	—	12	100.00%	1,500	100.00%	16
17	15,001-20,000	—	—	12	100.00%	1,500	100.00%	17
18	20,001-25,000	—	—	12	100.00%	1,500	100.00%	18
19	25,001-30,000	—	—	12	100.00%	1,500	100.00%	19
20	30,001-35,000	—	—	12	100.00%	1,500	100.00%	20
21	35,001-40,000	—	—	12	100.00%	1,500	100.00%	21
22	40,001-50,000	—	—	12	100.00%	1,500	100.00%	22
23	50,001-75,000	—	—	12	100.00%	1,500	100.00%	23
24	75,001-100,000	—	—	12	100.00%	1,500	100.00%	24
25	100,001-125,000	—	—	12	100.00%	1,500	100.00%	25
26	125,001-150,000	—	—	12	100.00%	1,500	100.00%	26
27	150,001-200,000	—	—	12	100.00%	1,500	100.00%	27
28	200,001-300,000	—	—	12	100.00%	1,500	100.00%	28
29	300,001-400,000	—	—	12	100.00%	1,500	100.00%	29
30	400,001-500,000	—	—	12	100.00%	1,500	100.00%	30
31	500,001-750,000	—	—	12	100.00%	1,500	100.00%	31
32	750,001-1,000,000	—	—	12	100.00%	1,500	100.00%	32
33	Over 1,000,000	—	—	12	100.00%	1,500	100.00%	33

		Average Number of Customers:		1
		Average Consumption:		125	kWh per bill
		Median Consumption:		—	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-47, E-58, E-59, E-66, E-114, E-116, E-145, E-249

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-100		LIGHTING CUSTOMERS ARE NOT BILLED BY KW OR KWH											2
3	101-200													3
4	201-300													4
5	301-400													5
6	401-500													6
7	501-750													7
8	751-1,000													8
9	1,001-1,500													9
10	1,501-2,000													10
11	2,001-3,000													11
12	3,001-4,000													12
13	4,001-5,000													13
14	5,001-7,500													14
15	7,501-10,000													15
16	10,001-15,000													16
17	15,001-20,000													17
18	20,001-25,000													18
19	25,001-30,000													19
20	30,001-35,000													20
21	35,001-40,000													21
22	40,001-50,000													22
23	50,001-75,000													23
24	75,001-100,000													24
25	100,001-125,000													25
26	125,001-150,000													26
27	150,001-200,000													27
28	200,001-300,000													28
29	300,001-400,000													29
30	400,001-500,000													30
31	500,001-750,000													31
32	750,001-1,000,000													32
33	Over 1,000,000													33

Average Number of Customers:							Average Number of Customers:
Average Consumption:				kWh per bill				Average Consumption:		kWh per bill
Median Consumption:				kWh per bill				Median Consumption:		kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-51

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	2	—	2	33.33%	—	0.00%	1	—	1	33.33%	—	0.00%	1
2	1-10	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	2
3	11-20	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	3
4	21-30	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	4
5	31-40	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	5
6	41-50	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	6
7	51-60	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	7
8	61-70	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	8
9	71-80	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	9
10	81-90	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	10
11	91-100	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	11
12	101-200	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	12
13	201-300	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	13
14	301-400	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	14
15	401-500	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	15
16	501-600	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	16
17	601-700	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	17
18	701-800	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	18
19	801-900	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	19
20	901-1000	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	20
21	1001-1100	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	21
22	1101-1200	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	22
23	1201-1300	—	—	2	33.33%	—	0.00%	—	—	1	33.33%	—	0.00%	23
24	1301-1400	1	1,355	3	50.00%	1,355	18.84%	—	—	1	33.33%	—	0.00%	24
25	1401-1500	—	—	3	50.00%	1,355	18.84%	—	—	1	33.33%	—	0.00%	25
26	1501-1600	1	1,515	4	66.67%	2,870	39.91%	1	1,545	2	66.67%	1,545	48.83%	26
27	1601-1700	1	1,695	5	83.33%	4,565	63.47%	1	1,619	3	100.00%	3,164	100.00%	27
28	1701-1800	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	28
29	1801-1900	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	29
30	1901-2000	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	30
31	2001-2100	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	31
32	2101-2200	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	32
33	2201-2300	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	33
34	2301-2400	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	34
35	2401-2500	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	35
36	2501-2600	—	—	5	83.33%	4,565	63.47%	—	—	3	100.00%	3,164	100.00%	36
37	2601-2700	1	2,627	6	100.00%	7,192	100.00%	—	—	3	100.00%	3,164	100.00%	37
38	2701-2800	—	—	6	100.00%	7,192	100.00%	—	—	3	100.00%	3,164	100.00%	38
39	2801-2900	—	—	6	100.00%	7,192	100.00%	—	—	3	100.00%	3,164	100.00%	39
40	2901-3000	—	—	6	100.00%	7,192	100.00%	—	—	3	100.00%	3,164	100.00%	40
41	Over 3000	—	—	6	100.00%	7,192	100.00%	—	—	3	100.00%	3,164	100.00%	41

Average Number of Customers:				1			Average Number of Customers:			1
Average Load:				1,199	kW per bill			Average Load:		1,055	kW per bill
Median Load:				1,605	kW per bill			Median Load:		1,545	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-51

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	2	—	2	40.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	3
4	201-300	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	4
5	301-400	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	5
6	401-500	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	6
7	501-750	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	7
8	751-1,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	8
9	1,001-1,500	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	9
10	1,501-2,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	10
11	2,001-3,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	11
12	3,001-4,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	12
13	4,001-5,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	13
14	5,001-7,500	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	14
15	7,501-10,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	15
16	10,001-15,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	16
17	15,001-20,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	17
18	20,001-25,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	18
19	25,001-30,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	19
20	30,001-35,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	20
21	35,001-40,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	21
22	40,001-50,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	22
23	50,001-75,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	23
24	75,001-100,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	24
25	100,001-125,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	25
26	125,001-150,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	26
27	150,001-200,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	27
28	200,001-300,000	—	—	—	0.00%	—	0.00%	—	—	2	40.00%	—	0.00%	28
29	300,001-400,000	1	398,750	1	16.67%	398,750	10.21%	—	—	2	40.00%	—	0.00%	29
30	400,001-500,000	—	—	1	16.67%	398,750	10.21%	—	—	2	40.00%	—	0.00%	30
31	500,001-750,000	2	1,099,000	3	50.00%	1,497,750	38.35%	2	1,232,700	4	80.00%	1,232,700	51.28%	31
32	750,001-1,000,000	3	2,407,550	6	100.00%	3,905,300	100.00%	—	—	4	80.00%	1,232,700	51.28%	32
33	Over 1,000,000	—	—	6	100.00%	3,905,300	100.00%	1	1,171,250	5	100.00%	2,403,950	100.00%	33

		Average Number of Customers:		1				Average Number of Customers:		1
			Average Consumption:	650,883	kWh per bill				Average Consumption:	480,790	kWh per bill
			Median Consumption:	661,350	kWh per bill				Median Consumption:	—	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-55

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
				BILLS		LOAD				BILLS		LOAD
		NUMBER						NUMBER
		OF	LOAD					OF	LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	5	—	5	100.00%	—	0.00%	7	—	7	100.00%	—	0.00%	1
2	1-1000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	2
3	1001-1500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	3
4	1501-2000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	4
5	2001-2250	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	5
6	2251-2500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	6
7	2500-2750	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	7
8	2751-3000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	8
9	3001-3250	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	9
10	3251-3500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	10
11	3501-3750	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	11
12	3751-4000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	12
13	4001-4250	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	13
14	4251-4500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	14
15	4501-4750	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	15
16	4751-5000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	16
17	5001-5500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	17
18	5501-6000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	18
19	6001-6500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	19
20	6501-7000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	20
21	7001-7500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	21
22	7501-8000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	22
23	8001-8500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	23
24	8501-9000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	24
25	9001-9500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	25
26	9501-10000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	26
27	10001-12500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	27
28	12501-15000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	28
29	15001-17500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	29
30	17501-20000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	30
31	20001-22500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	31
32	22501-25000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	32
33	25001-27500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	33
34	27501-30000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	34
35	30001-32500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	35
36	32501-35000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	36
37	35001-37500	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	37
38	37501-40000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	38
39	40001-60000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	39
40	60001-80000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	40
41	Over 80000	—	—	5	100.00%	—	0.00%	—	—	7	100.00%	—	0.00%	41

		Average Number of Customers:		1					Average Number of Customers:		1
			Average Load:	—	kW per bill					Average Load:	—	kW per bill
			Median Load:	—	kW per bill					Median Load:	—	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-55

DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
				BILLS		CONSUMPTION				BILLS		CONSUMPTION
		NUMBER						NUMBER
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	1	—	1	20.00%	—	0.00%	5	—	5	71.43%	—	0.00%	1
2	1-100,000	—	—	1	20.00%	—	0.00%	—	—	5	71.43%	—	0.00%	2
3	100.001-250,000	1	203,714	2	40.00%	203,714	7.13%	—	—	5	71.43%	—	0.00%	3
4	250,001-500,000	2	511,044	4	80.00%	714,758	25.02%	2	850,538	7	100.00%	850,538	100.00%	4
5	500,001-600,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	5
6	600,001-700,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	6
7	700,001-800,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	7
8	800,001-900,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	8
9	900,001-1,000,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	9
10	1,000,001-1,250,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	10
11	1,250,001-1,500,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	11
12	1,500,001-1,750,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	12
13	1,750,001-2,000,000	—	—	4	80.00%	714,758	25.02%	—	—	7	100.00%	850,538	100.00%	13
14	2,000,001-2,250,000	1	2,141,970	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	14
15	2,250,001-2,500,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	15
16	2,500,001-2,750,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	16
17	2,750,001-3,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	17
18	3,000,001-3,250,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	18
19	3,250,001-3,500,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	19
20	3,500,001-3,750,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	20
21	3,750,001-4,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	21
22	4,000,001-4,500,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	22
23	4,500,001-5,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	23
24	5,000,001-6,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	24
25	6,000,001-7,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	25
26	7,000,001-8,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	26
27	8,000,001-9,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	27
28	9,000,001-10,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	28
29	10,000,001-12,500,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	29
30	12,500,001-15,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	30
31	15,000,001-20,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	31
32	20,000,001-30,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	32
33	Over 30,000,000	—	—	5	100.00%	2,856,728	100.00%	—	—	7	100.00%	850,538	100.00%	33

		Average Number of Customers:		1					Average Number of Customers:		1
			Average Load:	571,346	kW per bill					Average Load:	121,505	kW per bill
			Median Load:	255,522	kW per bill					Median Load:	201,390	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-56

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-10													2
3	11-20													3
4	21-30		NO CURRENT CUSTOMERS											4
5	31-40													5
6	41-50													6
7	51-60													7
8	61-70													8
9	71-80													9
10	81-90													10
11	91-100													11
12	101-200													12
13	201-300													13
14	301-400													14
15	401-500													15
16	501-600													16
17	601-700													17
18	701-800													18
19	801-900													19
20	901-1000													20
21	1001-1100													21
22	1101-1200													22
23	1201-1300													23
24	1301-1400													24
25	1401-1500													25
26	1501-1600													26
27	1601-1700													27
28	1701-1800													28
29	1801-1900													29
30	1901-2000													30
31	2001-2100													31
32	2101-2200													32
33	2201-2300													33
34	2301-2400													34
35	2401-2500													35
36	2501-2600													36
37	2601-2700													37
38	2701-2800													38
39	2801-2900													39
40	2901-3000													40
41	Over 3000													41

		Average Number of Customers:						Average Number of Customers:
			Average Load:		kW per bill				Average Load:		kW per bill
			Median Load:		kW per bill				Median Load:		kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-56

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-100													2
3	101-200													3
4	201-300		NO CURRENT CUSTOMERS											4
5	301-400													5
6	401-500													6
7	501-750													7
8	751-1,000													8
9	1,001-1,500													9
10	1,501-2,000													10
11	2,001-3,000													11
12	3,001-4,000													12
13	4,001-5,000													13
14	5,001-7,500													14
15	7,501-10,000													15
16	10,001-15,000													16
17	15,001-20,000													17
18	20,001-25,000													18
19	25,001-30,000													19
20	30,001-35,000													20
21	35,001-40,000													21
22	40,001-50,000													22
23	50,001-75,000													23
24	75,001-100,000													24
25	100,001-125,000													25
26	125,001-150,000													26
27	150,001-200,000													27
28	200,001-300,000													28
29	300,001-400,000													29
30	400,001-500,000													30
31	500,001-750,000													31
32	750,001-1,000,000													32
33	Over 1,000,000													33

		Average Number of Customers:						Average Number of Customers:
			Average Consumption:		kWh per bill				Average Consumption:		kWh per bill
			Median Consumption:		kWh per bill				Median Consumption:		kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-67

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	109	—	109	4.71%	—	0.00%	1
2	1-100	12	343	121	5.23%	343	0.01%	2
3	101-200	37	5,647	158	6.83%	5,990	0.15%	3
4	201-300	57	14,745	215	9.29%	20,735	0.52%	4
5	301-400	56	19,423	271	11.71%	40,158	1.02%	5
6	401-500	86	38,644	357	15.42%	78,802	1.99%	6
7	501-750	306	198,567	663	28.64%	277,369	7.02%	7
8	751-1,000	547	478,059	1,210	52.27%	755,428	19.11%	8
9	1,001-1,500	550	662,701	1,760	76.03%	1,418,129	35.87%	9
10	1,501-2,000	196	338,180	1,956	84.49%	1,756,309	44.43%	10
11	2,001-3,000	119	288,742	2,075	89.63%	2,045,051	51.73%	11
12	3,001-4,000	56	194,255	2,131	92.05%	2,239,306	56.64%	12
13	4,001-5,000	31	141,751	2,162	93.39%	2,381,057	60.23%	13
14	5,001-7,500	66	401,948	2,228	96.24%	2,783,005	70.40%	14
15	7,501-10,000	31	273,747	2,259	97.58%	3,056,752	77.32%	15
16	10,001-15,000	31	377,690	2,290	98.92%	3,434,442	86.87%	16
17	15,001-20,000	14	234,247	2,304	99.52%	3,668,689	92.80%	17
18	20,001-25,000	4	86,960	2,308	99.70%	3,755,649	95.00%	18
19	25,001-30,000	6	166,080	2,314	99.96%	3,921,729	99.20%	19
20	30,001-35,000	1	31,680	2,315	100.00%	3,953,409	100.00%	20
21	35,001-40,000	—	—	2,315	100.00%	3,953,409	100.00%	21
22	40,001-50,000	—	—	2,315	100.00%	3,953,409	100.00%	22
23	50,001-75,000	—	—	2,315	100.00%	3,953,409	100.00%	23
24	75,001-100,000	—	—	2,315	100.00%	3,953,409	100.00%	24
25	100,001-125,000	—	—	2,315	100.00%	3,953,409	100.00%	25
26	125,001-150,000	—	—	2,315	100.00%	3,953,409	100.00%	26
27	150,001-200,000	—	—	2,315	100.00%	3,953,409	100.00%	27
28	200,001-300,000	—	—	2,315	100.00%	3,953,409	100.00%	28
29	300,001-400,000	—	—	2,315	100.00%	3,953,409	100.00%	29
30	400,001-500,000	—	—	2,315	100.00%	3,953,409	100.00%	30
31	500,001-750,000	—	—	2,315	100.00%	3,953,409	100.00%	31
32	750,001-1,000,000	—	—	2,315	100.00%	3,953,409	100.00%	32
33	Over 1,000,000	—	—	2,315	100.00%	3,953,409	100.00%	33

		Average Number of Customers:		193
			Average Consumption:	1,708	kWh per bill
			Median Consumption:	960	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - LOAD
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-221, E-221-8T, E-221-TOW

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	2,028	—	2,028	12.38%	—	0.00%	1
2	1-10	2,967	13,761	4,995	30.49%	13,761	1.10%	2
3	11-20	1,808	26,698	6,803	41.52%	40,459	3.23%	3
4	21-30	1,410	34,955	8,213	50.13%	75,414	6.02%	4
5	31-40	1,026	35,927	9,239	56.39%	111,341	8.89%	5
6	41-50	690	31,399	9,929	60.61%	142,740	11.40%	6
7	51-60	626	34,466	10,555	64.43%	177,206	14.15%	7
8	61-70	481	31,390	11,036	67.36%	208,596	16.66%	8
9	71-80	486	36,496	11,522	70.33%	245,092	19.57%	9
10	81-90	408	34,831	11,930	72.82%	279,923	22.36%	10
11	91-100	345	32,858	12,275	74.93%	312,781	24.98%	11
12	101-200	2,510	366,857	14,785	90.25%	679,638	54.28%	12
13	201-300	846	205,393	15,631	95.41%	885,032	70.68%	13
14	301-400	350	120,281	15,981	97.55%	1,005,312	80.29%	14
15	401-500	141	63,661	16,122	98.41%	1,068,973	85.37%	15
16	501-600	125	67,187	16,247	99.17%	1,136,160	90.74%	16
17	601-700	54	34,704	16,301	99.50%	1,170,864	93.51%	17
18	701-800	34	25,630	16,335	99.71%	1,196,494	95.56%	18
19	801-900	9	7,616	16,344	99.76%	1,204,110	96.17%	19
20	901-1000	16	15,413	16,360	99.86%	1,219,523	97.40%	20
21	1001-1100	5	5,336	16,365	99.89%	1,224,859	97.82%	21
22	1101-1200	8	8,928	16,373	99.94%	1,233,788	98.54%	22
23	1201-1300	—	—	16,373	99.94%	1,233,788	98.54%	23
24	1301-1400	—	—	16,373	99.94%	1,233,788	98.54%	24
25	1401-1500	—	—	16,373	99.94%	1,233,788	98.54%	25
26	1501-1600	1	1,512	16,374	99.95%	1,235,300	98.66%	26
27	1601-1700	1	1,674	16,375	99.95%	1,236,974	98.79%	27
28	1701-1800	3	5,194	16,378	99.97%	1,242,168	99.21%	28
29	1801-1900	—	—	16,378	99.97%	1,242,168	99.21%	29
30	1901-2000	3	5,904	16,381	99.99%	1,248,072	99.68%	30
31	2001-2100	2	4,032	16,383	100.00%	1,252,104	100.00%	31
32	2101-2200	—	—	16,383	100.00%	1,252,104	100.00%	32
33	2201-2300	—	—	16,383	100.00%	1,252,104	100.00%	33
34	2301-2400	—	—	16,383	100.00%	1,252,104	100.00%	34
35	2401-2500	—	—	16,383	100.00%	1,252,104	100.00%	35
36	2501-2600	—	—	16,383	100.00%	1,252,104	100.00%	36
37	2601-2700	—	—	16,383	100.00%	1,252,104	100.00%	37
38	2701-2800	—	—	16,383	100.00%	1,252,104	100.00%	38
39	2801-2900	—	—	16,383	100.00%	1,252,104	100.00%	39
40	2901-3000	—	—	16,383	100.00%	1,252,104	100.00%	40
41	Over 3000	—	—	16,383	100.00%	1,252,104	100.00%	41

		Average Number of Customers:		1,365
		Average Load:		76	kW per bill
		Median Load:		30	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-221, E-221-8T, E-221-TOW

DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	1,610	—	1,610	9.85%	—	0.00%	1
2	1-100	904	34,954	2,514	15.37%	34,954	0.01%	2
3	101-200	413	61,885	2,927	17.90%	96,839	0.03%	3
4	201-300	295	73,036	3,222	19.70%	169,875	0.05%	4
5	301-400	280	99,549	3,502	21.42%	269,424	0.08%	5
6	401-500	244	110,743	3,746	22.91%	380,167	0.12%	6
7	501-750	503	310,416	4,249	25.98%	690,583	0.21%	7
8	751-1,000	421	370,295	4,670	28.56%	1,060,878	0.33%	8
9	1,001-1,500	691	858,113	5,361	32.78%	1,918,991	0.59%	9
10	1,501-2,000	559	970,393	5,920	36.20%	2,889,384	0.90%	10
11	2,001-3,000	985	2,454,825	6,905	42.22%	5,344,209	1.66%	11
12	3,001-4,000	718	2,503,089	7,623	46.62%	7,847,298	2.43%	12
13	4,001-5,000	584	2,614,262	8,207	50.19%	10,461,560	3.24%	13
14	5,001-7,500	1,270	7,884,262	9,477	57.95%	18,345,822	5.69%	14
15	7,501-10,000	816	7,080,532	10,293	62.94%	25,426,354	7.88%	15
16	10,001-15,000	1,212	15,090,091	11,505	70.35%	40,516,445	12.56%	16
17	15,001-20,000	819	14,194,723	12,324	75.36%	54,711,168	16.96%	17
18	20,001-25,000	603	13,556,909	12,927	79.05%	68,268,077	21.17%	18
19	25,001-30,000	525	14,337,267	13,452	82.26%	82,605,344	25.61%	19
20	30,001-35,000	405	13,107,616	13,857	84.74%	95,712,960	29.68%	20
21	35,001-40,000	302	11,285,190	14,159	86.58%	106,998,150	33.18%	21
22	40,001-50,000	466	20,806,465	14,625	89.43%	127,804,615	39.63%	22
23	50,001-75,000	625	38,229,959	15,250	93.26%	166,034,574	51.48%	23
24	75,001-100,000	428	37,421,217	15,678	95.87%	203,455,791	63.08%	24
25	100,001-125,000	230	25,585,620	15,908	97.28%	229,041,411	71.02%	25
26	125,001-150,000	119	16,117,340	16,027	98.01%	245,158,751	76.01%	26
27	150,001-200,000	167	28,689,908	16,194	99.03%	273,848,659	84.91%	27
28	200,001-300,000	101	23,437,960	16,295	99.65%	297,286,619	92.17%	28
29	300,001-400,000	34	11,463,100	16,329	99.85%	308,749,719	95.73%	29
30	400,001-500,000	11	4,867,560	16,340	99.92%	313,617,279	97.24%	30
31	500,001-750,000	8	4,464,600	16,348	99.97%	318,081,879	98.62%	31
32	750,001-1,000,000	4	3,389,400	16,352	99.99%	321,471,279	99.67%	32
33	Over 1,000,000	1	1,053,000	16,353	100.00%	322,524,279	100.00%	33

		Average Number of Customers:		1,363
		Average Consumption:		19,723	kWh per bill
		Median Consumption:		5,122	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE - CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED
RATE SCHEDULE: EQF-M, EQF-S, Solar-2, Solar-3, SP-1, GPS-1, GPS-2

DESCRIPTION:      General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-100		CUSTOMERS RECEIVING SERVICE UNDER THESE RATE SCHEDULES ARE NOT BILLED BY KW OR KWH											2
3	101-200													3
4	201-300													4
5	301-400													5
6	401-500													6
7	501-750													7
8	751-1,000													8
9	1,001-1,500													9
10	1,501-2,000													10
11	2,001-3,000													11
12	3,001-4,000													12
13	4,001-5,000													13
14	5,001-7,500													14
15	7,501-10,000													15
16	10,001-15,000													16
17	15,001-20,000													17
18	20,001-25,000													18
19	25,001-30,000													19
20	30,001-35,000													20
21	35,001-40,000													21
22	40,001-50,000													22
23	50,001-75,000													23
24	75,001-100,000													24
25	100,001-125,000													25
26	125,001-150,000													26
27	150,001-200,000													27
28	200,001-300,000													28
29	300,001-400,000													29
30	400,001-500,000													30
31	500,001-750,000													31
32	750,001-1,000,000													32
33	Over 1,000,000													33

		Average Number of Customers:						Average Number of Customers:
		Average Consumption:			kWh per bill			Average Consumption:			kWh per bill
		Median Consumption:			kWh per bill			Median Consumption:			kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5